                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.)

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                 U.S. FRANCHISE SYSTEMS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than the
      Registrant)

Payment of filing fee (Check the appropriate box):

/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
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/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           1)   Amount Previously Paid:
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           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                          U.S. FRANCHISE SYSTEMS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                           , 2000

                               ------------------

                           NOTICE AND PROXY STATEMENT

                                     [LOGO]

                          U.S. FRANCHISE SYSTEMS, INC.

                                                                          , 2000

    Dear Stockholder:

    On behalf of the Board of Directors, I cordially invite you to attend the 2000 Annual Meeting of Stockholders of U.S. Franchise Systems, Inc. (the
"Company") to be held at             , Atlanta, Georgia, on             , 2000
at     a.m., local time. The formal notice of the Annual Meeting appears on the following page.

    The Company has agreed to enter into a recapitalization transaction in which the Company will (1) offer to purchase from its stockholders up to an aggregate of 8,666,666, but not less than 3,000,000, shares of its outstanding Class A Common Stock and Class B Common Stock for $7.50 per share (the "Offer") and
(2) in exchange for a $75,000,000 investment in the Company, issue an aggregate of 75,000 shares of two new series of Preferred Stock (Series A Preferred Stock and Series B Preferred Stock) to entities controlled by Pritzker family business interests (the "Investment"). Pritzker family business interests include, among other ventures, Hyatt Corporation and Hyatt International Corporation and have significant experience in the hospitality industry. This recapitalization will allow the Company to provide stockholders that are considering a sale of their shares of Common Stock the opportunity to sell all or a portion of those shares (depending on how many shares of Common Stock are tendered in the Offer) at a price greater than the prevailing market price as of the date of this letter without the usual transaction costs associated with open market sales. THE COMPANY CANNOT COMPLETE THE OFFER OR THE INVESTMENT UNLESS ITS STOCKHOLDERS APPROVE (1) THE COMPANY'S ISSUANCE AND SALE OF THE PREFERRED STOCK AND THE COMPANY'S ISSUANCE OF THE CLASS A COMMON STOCK UPON THE POTENTIAL CONVERSION/EXCHANGE OF THE SERIES B PREFERRED STOCK AND (2) SEVERAL AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

    At the Annual Meeting, you will also be asked to consider and act upon:
(1) the election of nine directors; (2) the amendment of the Company's Amended and Restated 1996 Stock Option Plan to increase the authorized shares of Class A Common Stock reserved for issuance under the Plan from 725,000 to 1,975,000 shares; and (3) the ratification of Deloitte & Touche LLP as the Company's independent auditors.

    The attached Notice of Annual Meeting and Proxy Statement describe each of these matters to be acted upon at the Annual Meeting.

    YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please complete and return the enclosed proxy card. If you sign and return your proxy card without indicating how you want to vote, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

    We look forward to seeing you on             , 2000 and urge you to return
your proxy card as soon as possible.

                                          Sincerely,

                                          MICHAEL A. LEVEN
                                          CHAIRMAN OF THE BOARD

                                     [LOGO]

                          U.S. FRANCHISE SYSTEMS, INC.
                         13 CORPORATE SQUARE, SUITE 250
                             ATLANTA, GEORGIA 30329

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON              , 2000

                            ------------------------

To the Stockholders of
U.S. Franchise Systems, Inc.:

    The Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Franchise
Systems, Inc. (the "Company") will be held at     a.m., local time, on
            , 2000, at             , Atlanta, Georgia to consider and vote on:

(1) Approval of (a) the issuance and sale by the Company of its Series A 8.5% Cumulative Redeemable Preferred Stock, par value $.01 per share (the "A Preferred Stock"), and its Series B 6.0% Cumulative Redeemable Convertible/Exchangeable Preferred Stock, par value $.01 per share (the "B Preferred Stock" and together with the A Preferred Stock, the "Preferred Stock"), to SDI, Inc. ("SDI") and/or its affiliated designees, and (b) the issuance by the Company of its Class A Common Stock, par value $.01 per share, upon the potential conversion/exchange of the B Preferred Stock, all in accordance with the provisions of the Recapitalization Agreement, dated as of June 2, 2000, among the Company, SDI, Meridian Associates, L.P., and HSA Properties, Inc. (the "Recapitalization Agreement");

(2) Approval and adoption of amendments to the Company's Certificate of Incorporation to:

    (a) establish requirements for the Board of Directors to include at least three persons who meet specified standards of independence; and

    (b) establish requirements for the Company entering into transactions that
       (1) may cause the Class A Common Stock to be held of record or beneficially by less than 300 persons or to be neither listed on a national securities exchange nor authorized to be quoted on an interdealer quotation system of any registered national securities association, (2) involve the Company purchasing shares of its Common Stock or (3) are with certain persons or entities directly or indirectly affiliated with the Company;

(3) Approval and adoption of amendments to the Company's Certificate of Incorporation to:

    (a) eliminate the supermajority requirements for stockholder voting in
       Section 11 of the Certificate of Incorporation and add requirements for stockholder approval for changes to sections of the Certificate of Incorporation that are subject to Proposal 2; and

    (b) eliminate the prohibitions on stockholder action by written consent in
       Section 9 of the Certificate of Incorporation;

(4) Approval and adoption of an amendment to the Company's Amended and Restated 1996 Stock Option Plan to increase the authorized shares of Class A Common Stock reserved for issuance under the Plan from 725,000 to 1,975,000;

(5) Election of nine directors to the Board of Directors;

(6) Ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ending December 31, 2000; and

(7) Any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has carefully reviewed and considered the terms and conditions of the transactions under the Recapitalization Agreement, including the Company's issuance and sale of the Preferred Stock and issuance of the Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock (the "Investment") and the offer to purchase from its stockholders up to an aggregate of 8,666,666, but not less than 3,000,000, shares of its outstanding Class A Common Stock and Class B Common Stock for $7.50 per share (the "Offer"), and has received the favorable opinion of Banc of America Securities LLC as to the fairness, from a financial point of view, of the Investment and the Offer, taken as a whole, as of the date of such opinion, to the stockholders of the Company (other than SDI, Meridian Associates, L.P., HSA Properties, Inc., Michael Leven (the Chairman of the Board of Directors and Chief Executive Officer of the Company), Neal Aronson (the Chief Financial Officer and Executive Vice President of the Company), Steven Romaniello (the President and Chief Operating Officer of the Company) and certain other stockholders of the Company). A copy of the opinion of Banc of America Securities LLC is attached to the accompanying Proxy Statement as Appendix A. Details of the transactions under the Recapitalization Agreement are described in the accompanying Proxy Statement and attached appendices. Stockholders are urged to read the accompanying Proxy Statement and attached appendices carefully.

    The Board of Directors has fixed the close of business on       , 2000 as
the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

                                          By order of the Board of Directors,

                                          STEPHEN D. ARONSON
                                          VICE PRESIDENT, GENERAL COUNSEL
                                          AND SECRETARY

Atlanta, Georgia
            , 2000

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
PROXY STATEMENT SUMMARY.....................................      3

PROPOSAL 1--PROPOSAL TO APPROVE THE ISSUANCE AND SALE OF THE
  PREFERRED STOCK AND THE CLASS A COMMON STOCK ISSUABLE UPON
  THE POTENTIAL CONVERSION/EXCHANGE THEREOF PURSUANT TO THE
  RECAPITALIZATION AGREEMENT................................      9

PROPOSAL 2--PROPOSAL TO APPROVE THE AMENDMENTS TO THE
  COMPANY'S CERTIFICATE OF INCORPORATION TO ESTABLISH
  REQUIREMENTS FOR THE FUTURE BOARD COMPOSITION AND THE
  COMPANY ENTERING INTO TRANSACTIONS THAT (1) MAY CAUSE THE
  CLASS A COMMON STOCK TO BE HELD BY RECORD OR BENEFICIALLY
  BY LESS THAN 300 PERSONS OR TO BE NEITHER LISTED ON A
  NATIONAL SECURITIES EXCHANGE NOR AUTHORIZED TO BE QUOTED
  ON AN INTERDEALER QUOTATION SYSTEM OF ANY REGISTERED
  NATIONAL SECURITIES ASSOCIATION, (2) INVOLVE THE COMPANY
  PURCHASING SHARES OF ITS COMMON STOCK OR (3) ARE WITH
  CERTAIN PERSONS OR ENTITIES DIRECTLY OR INDIRECTLY
  AFFILIATED WITH THE COMPANY...............................     43

PROPOSAL 3--PROPOSAL TO APPROVE THE AMENDMENTS TO THE
  COMPANY'S CERTIFICATE OF INCORPORATION TO (1) ELIMINATE
  SUPERMAJORITY REQUIREMENTS FOR STOCKHOLDER VOTING AND ADD
  REQUIREMENTS FOR STOCKHOLDER APPROVAL FOR CHANGES TO
  SECTIONS OF THE CERTIFICATE OF INCORPORATION WHICH ARE THE
  SUBJECT OF PROPOSAL 2 AND (2) ELIMINATE PROHIBITIONS ON
  STOCKHOLDER ACTION BY WRITTEN CONSENT.....................     45

PROPOSAL 4--PROPOSAL TO APPROVE THE AMENDMENT TO THE
  COMPANY'S AMENDED AND RESTATED 1996 STOCK OPTION PLAN.....     46

PROPOSAL 5--ELECTION OF DIRECTORS...........................     52

EXECUTIVE COMPENSATION......................................     58

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL
  STOCKHOLDERS..............................................     66

PROPOSAL 6--RATIFICATION OF APPOINTMENT OF AUDITORS.........     75

MISCELLANEOUS AND OTHER MATTERS.............................     76

APPENDIX A--OPINION OF BANC OF AMERICA SECURITIES LLC

APPENDIX B--RECAPITALIZATION AGREEMENT

APPENDIX C--FORM OF CERTIFICATE OF DESIGNATION OF THE SERIES
  A 8.5% CUMULATIVE REDEEMABLE PREFERRED STOCK

APPENDIX D--FORM OF CERTIFICATE OF DESIGNATION OF THE SERIES
  B 6.0% CUMULATIVE REDEEMABLE CONVERTIBLE/EXCHANGEABLE
  PREFERRED STOCK

APPENDIX E--ARONSON AGREEMENT

APPENDIX F--LEVEN AGREEMENT

APPENDIX G--FORM OF STOCKHOLDERS AGREEMENT

APPENDIX H--REGISTRATION RIGHTS AGREEMENT

APPENDIX I--FORM OF CERTIFICATE OF AMENDMENT TO THE
  CERTIFICATE OF INCORPORATION OF U.S. FRANCHISE
  SYSTEMS, INC.

                          U.S. FRANCHISE SYSTEMS, INC.
                         13 CORPORATE SQUARE, SUITE 250
                             ATLANTA, GEORGIA 30329

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON              , 2000

                            ------------------------

                                PROXY STATEMENT

    The accompanying proxy is solicited by the Board of Directors of U.S. Franchise Systems, Inc., a Delaware corporation ("USFS" or the "Company"), for use at the Company's annual meeting of stockholders (the "Annual Meeting") to be
held at     a.m., Atlanta time,          ,             , 2000, at             ,
Atlanta, Georgia, and any adjournments or postponements thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders
on or about             , 2000.

    At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1) Approval of (a) the issuance and sale and issuance by the Company of its Series A 8.5% Cumulative Redeemable Preferred Stock, par value $.01 per share (the "A Preferred Stock"), and its Series B 6.0% Cumulative Redeemable Convertible/Exchangeable Preferred Stock, par value $.01 per share (the "B Preferred Stock" and together with the A Preferred Stock, the "Preferred Stock"), to SDI, Inc. ("SDI") and/or its affiliated designees (collectively, the "Investors"), and (b) the issuance by the Company of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), upon the potential conversion/exchange of the B Preferred Stock, all in accordance with the provisions of the Recapitalization Agreement, dated as of June 2, 2000 (the "Recapitalization Agreement"), among the Company, SDI, Meridian Associates, L.P. ("Meridian") and HSA Properties, Inc. ("HSA");

(2) Approval and adoption of amendments to the Company's Certificate of Incorporation to:

    (a) establish requirements for the Board of Directors to include at least three persons who meet specified standards of independence; and

    (b) establish requirements for the Company entering into transactions that
       (1) may cause the Class A Common Stock to be held of record or beneficially by less than 300 persons or to be neither listed on a national securities exchange nor authorized to be quoted on an interdealer quotation system of any registered national securities association, (2) involve the Company purchasing shares of its Common Stock or (3) are with certain persons or entities directly or indirectly affiliated with the Company;

(3) Approval and adoption of amendments to the Company's Certificate of Incorporation to:

    (a) eliminate the supermajority requirements for stockholder voting in
       Section 11 of the Certificate of Incorporation and add requirements for stockholder approval for changes to sections of the Certificate of Incorporation that are the subject of Proposal 2; and

    (b) eliminate the prohibitions on stockholder action by written consent in
       Section 9 of the Certificate of Incorporation;

(4) Approval and adoption of an amendment to the Company's Amended and Restated 1996 Stock Option Plan (the "Option Plan") to increase the authorized shares of Class A Common Stock reserved for issuance under the Option Plan from 725,000 to 1,975,000;

(5) Election of nine directors to the Board of Directors;

(6) Ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ending December 31, 2000; and

(7) Any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    This Proxy Statement contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Some, but not necessarily all, of these forward-looking statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of USFS and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. These factors include, but are not limited to, the following: general economic and business conditions; aggressive competition in the lodging and franchising industry; success of acquisitions and operating initiatives; management of growth; risks relating to the Company's loans to, and other investments in, franchisees; dependence on senior management; brand awareness; general risks of the lodging and franchising industries; development risk in construction; risk relating to the availability of financing for franchisees; the existence or absence of adverse publicity; changes in business strategy or development plans; availability, terms and deployment of capital; business abilities and judgment of personnel; availability of qualified personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; construction schedules; and the costs and other effects of legal and administrative proceedings. In addition, if the transactions under the Recapitalization Agreement are consummated, there can be no assurance that the Company will experience the benefits that it expects from its relationship with, and the participation of directors designated by, Pritzker family business interests. There can also be no assurance that the transactions will take place. Except as otherwise required by federal securities laws, the Company will not undertake and specifically declines any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

                                    SUMMARY

    The following summary highlights some significant matters discussed elsewhere in this Proxy Statement. Because it is a summary, it is not complete and should be read along with the more detailed information appearing or incorporated by reference in the Proxy Statement and the attached appendices. Stockholders are urged to carefully read this Proxy Statement, including the documents incorporated by reference, and the attached appendices in their entirety.

THE COMPANY

    The Company was formed in August 1995 to acquire, market and service well-positioned brands with potential for rapid unit growth through franchising. The Company's brands, which are in the lodging industry, are Microtel Inn & Suites ("Microtel"), Hawthorn Suites ("Hawthorn") and Best Inns & Suites ("Best Inns"). The Company acquired the rights to these brands because of their potential for significant growth, which reflects, among other things, the potential profitability for franchisees at the property level and their positions in attractive segments of the lodging industry. Microtel primarily competes in the budget and economy segment, Hawthorn primarily in the upscale and mid-market segments, and Best Inns primarily in the mid-market and economy segments of the lodging industry. USFS's principal executive offices are located at 13 Corporate Square, Suite 250, Atlanta, Georgia 30329, (404) 321-4045.

RECENT DEVELOPMENTS

    In the second quarter of 2000, the Company determined to cease providing management services to hotel properties. On June 2, 2000, the Company entered into an agreement terminating the management agreement and the Company's related obligations (but not the franchise agreements) relating to the 17 Best Inn properties owned by a subsidiary of Alpine Hospitality Ventures LLC. In connection with this termination agreement, the Company agreed to make a $2.5 million payment, one half of which was paid in cash and the other half of which was paid through the issuance of a promissory note. See "Proposal 5--Certain Other Relationships and Related Transactions--Transactions Entered into in Connection with the Best Inns Acquisition."

    The Company recently has incurred and expects to further incur significant costs and expenses in connection with (1) the Company's consideration of strategic alternatives, (2) the completion of the proposed recapitalization transactions, (3) defense of a pending class action lawsuit, (4) the termination of the Company's management contracts and related obligations in respect of the 17 Best Inns properties owned by a subsidiary of Alpine Hospitality Ventures LLC, and (5) the Company's determination to exit the management business. Management of the Company believes that if the Company is unsuccessful in completing the recapitalization transactions under the Recapitalization Agreement in a timely manner, the Company may be required to seek other sources of capital to fund its operations. Although management believes that the Company should be able to attract other sources of capital, there can be no assurance that the Company would be successful in finding sources of additional funding on terms acceptable to the Company, or at all, if the recapitalization transactions are not completed.

    As the Company reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 1, 2000, a purported class action lawsuit, FORREST P. GUNTHER V. U.S. FRANCHISE
SYSTEMS, INC., MICHAEL A. LEVEN, NEAL K. ARONSON AND RICHARD D. GOLDSTEIN, Case No. 00-CV-1244 (the "Class Action Lawsuit"), has been brought in the United States District Court for the Northern District of Georgia, Atlanta Division. The named plaintiff in this lawsuit claims to represent all purchasers of the Class A Common Stock during the period from May 6, 1999 through October 29, 1999 and seeks unspecified damages on their behalf. The named plaintiff alleges, among other things, that the Company and the individual defendants violated federal securities laws by concealing adverse material information about the business, business practices, performance, operations and future prospects of the

Company. The Company believes that the allegations are without merit and intends to defend this action vigorously.

RECAPITALIZATION

    USFS has agreed to issue and sell to the Investors (1) 65,000 shares of its A Preferred Stock and (2) 10,000 shares of its B Preferred Stock for an aggregate purchase price of $75,000,000 (the "Investment"). The Preferred Stock will be issued under the terms of the Recapitalization Agreement. The Investors, Meridian and HSA, all of which are parties to the Recapitalization Agreement, are controlled by Pritzker family business interests and are sometimes referred to in this Proxy Statement collectively as the "Investor Group." Pritzker family business interests include, among other ventures, Hyatt Corporation and Hyatt International Corporation and have significant experience in the hospitality industry. However, there can be no assurance that the personnel or assets of these or other Pritzker family business interests will be available to the Company.

    Under the terms of the Recapitalization Agreement, USFS will use up to $65,000,000 of the gross proceeds from the issuance and sale of the Preferred Stock to complete an offer to purchase up to an aggregate of 8,666,666, but not less than 3,000,000, shares of its Class A Common Stock and Class B Common Stock, $.01 par value per share (the "Class B Common Stock" and collectively with the Class A Common Stock, the "Common Stock"), at a purchase price of $7.50 per share (the "Offer"). Of the remaining $10,000,000 of gross proceeds, the Company estimates that approximately $6,248,236 will be used to pay various expenses relating to the Offer, the Investment and related matters.

    The completion of the Investment is subject to a number of conditions, including without limitation, (1) approval by the Company's stockholders of the Company's issuance and sale of the Preferred Stock and the Company's issuance of the Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock and the amendments to the Certificate of Incorporation described in Proposals 2 and 3 and (2) the consummation of the Offer. If the stockholders do not approve these matters, the Company will be unable to consumate the Offer or the Investment. In that event, the Company will attempt to seek other alternatives to maximize stockholder value. However, such alternatives have not been identified and may not be available. The Company would also be obligated to reimburse the Investor Group for its reasonable legal and other fees, not to exceed $1,000,000. If the Company also were to enter into an agreement for a Superior Proposal (as defined below), it would also be obligated to pay the Investors $3,000,000.

    Approval by the holders of the Class B Common Stock of the Company's issuance and sale of the B Preferred Stock is required by the Company's Certificate of Incorporation, and approval by the holders of the Common Stock is required for the amendments to the Certificate of Incorporation. Additionally, because the Class A Common Stock is listed on the Nasdaq National Market, approval by the holders of the Common Stock of the Company's issuance and sale of the Preferred Stock and the issuance of the Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock is required under the rules of the Nasdaq Stock Market, Inc. Nasdaq Rule 4460(i)(1)(B) (the "Nasdaq Control Rule") requires stockholder approval of the issuance of securities by the Company that will result in a change of control of the Company. For the reasons described below, the transactions contemplated by the Recapitalization Agreement fall within the Nasdaq Control Rule.

    The Company intends to maintain the listing of the Class A Common Stock on the Nasdaq Stock Market (which includes both the Nasdaq National Market and The Nasdaq SmallCap Market), and in the Recapitalization Agreement the Investor Group has agreed to use its reasonable efforts to cause the Class A Common Stock to be listed on The Nasdaq Stock Market. There can be no assurance, however, that the Company will continue to meet all of the listing requirements of The Nasdaq National Market and, accordingly, it is possible that the listing of the Class A Common Stock on the Nasdaq National Market could be terminated. In the event of such termination, the Company would seek to list the Class A

Common Stock on The Nasdaq SmallCap Market. Although the Company believes, based on the current market price of the Class A Common Stock, that it would meet The Nasdaq SmallCap listing requirements, there can be no assurance that it will, in which case the Class A Common Stock would not be listed for trading on the Nasdaq Stock Market.

    Immediately following completion of the transactions contemplated by the Recapitalization Agreement, and assuming 8,666,666 shares of Common Stock are purchased in the Offer, the Investor Group would own approximately 42.9% of the voting power of the Company's capital stock. The Recapitalization Agreement contemplates that Michael Leven, the Company's Chairman and Chief Executive Officer, and his family, and Steven Romaniello, the Company's President and Chief Operating Officer, will enter into a Stockholders Agreement with the Investor Group. Under the Stockholders Agreement, the Investor Group will be entitled to designate a majority of the Company's Board of Directors. This ability to control the Board of Directors and the Investor Group's voting power will give the Investor Group the ability to control the business, corporate actions and management of the Company. This could (1) result in the Investor Group taking actions with respect to the Company with which other stockholders disagree, and/or (2) delay, defer or prevent tender offers or takeover attempts that other stockholders of the Company consider to be in their best interest and adversely affect the price that investors might be willing to pay in the future for shares of Class A Common Stock.

CHARTER AMENDMENTS

    Pursuant to the terms of the Recapitalization Agreement, the Company is seeking stockholder approval for several amendments to the Company's Certificate of Incorporation. These amendments address (1) the requirements for the future composition of the Board of Directors, (2) procedural requirements for the Company to enter into certain transactions with related parties, (3) the elimination of some supermajority voting requirements and (4) the elimination of prohibitions on stockholder action by written consent.

    The Company proposes to add a new Section 12.1 to the Certificate of Incorporation which would require that the Board of Directors include at least three Independent Directors (as defined below), three of whom will initially be selected in accordance with the provisions of the Recapitalization Agreement and whose nominations in subsequent elections must be approved by resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors then in office.

    The Company is also seeking to add new Sections 12.2, 12.3 and 13 to the Certificate of Incorporation which would establish procedural requirements for the Company to enter into certain transactions with related parties. The proposed Section 12.2 would provide that, for a period of five years, the Company cannot enter into certain "going private" transactions unless the stockholders have approved the terms thereof and the Company receives an opinion as to the fairness of the transaction from a nationally recognized investment bank. The proposed Section 12.3 would provide that, for a period of five years, the Company cannot enter into any transaction with a Restricted Party (as defined below) unless the terms of such transaction have been approved by, depending on the size of the transaction, the Board of Directors acting with the affirmative vote of a majority of the Independent Directors and, in the case of a large transaction, are supported by a fairness opinion from an investment banking, valuation or accounting firm. The proposed Section 13 would provide that, for a period of four years, the Company may not, except upon a resolution of the Board acting with the affirmative vote of a majority of the Independent Directors, purchase shares of Common Stock (other than as provided in proposed
Section 12.2) at a per share price that is less than $7.50 if such purchase occurs within the first two years after the closing of the Offer and the Investment, or thereafter at a price lower than the highest bid price per share for the preceding 52-week period.

BOARD OF DIRECTORS

    The Company is nominating the following nine persons for election to the Board of Directors: Michael A. Leven, Steven Romaniello, Neal. K. Aronson, Dean
S. Adler, Irwin Chafetz, Douglas G. Geoga, Richard D. Goldstein, David T. Hamamoto and Jeffrey A. Sonnenfeld. However, pursuant to the terms of the Recapitalization Agreement, upon consummation of the Offer and the Investment, the Board of Directors will (1) increase its size to eleven members, (2) accept the resignations of each director other than Messrs. Leven, Romaniello, Geoga, Chafetz and Sonnenfeld, and (3) appoint one person to serve with Messrs. Chafetz and Sonnenfeld as Independent Directors and five other directors to be designated by the Investor Group (some of whom may also qualify as Independent Directors). These appointees are expected to be Ronald M. Brill, Laurence S. Geller, Robert C. Glustrom, Philip M. Kayman, Scott D. Miller and David A. Shapiro.

                                 ANNUAL MEETING

RECORD DATE AND OUTSTANDING SHARES

    The Board of Directors has fixed the close of business on             , 2000
as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, USFS had outstanding 17,245,834 shares of Class A Common Stock and 2,707,919 shares of Class B Common Stock. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes on all matters to come before the Annual Meeting. The holders of Class A Common Stock and Class B Common Stock vote together as a single class on all matters to come before the Annual Meeting, and the holders of Class B Common Stock vote as a separate class on certain matters described under the caption "Required Vote" below.

VOTING OF PROXIES

    Stephen D. Aronson, the person named as proxy on the proxy card accompanying this Proxy Statement, was selected by the Board of Directors to serve in that capacity. Mr. Aronson is an executive officer of USFS. The shares represented by executed and returned proxies received before the Annual Meeting, and not revoked before they are exercised, will be voted in accordance with the directions indicated thereon. If a stockholder does not indicate how its proxy is to be voted, its shares will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Stockholders may use the accompanying proxy card if they (1) are unable or do not wish to attend the Annual Meeting in person or (2) wish to have their shares voted by proxy even if they do attend the Annual Meeting. Each stockholder can revoke a proxy at any time before the shares it represents are voted by (1) delivering to the Secretary of USFS a written notice revoking the proxy or a later-dated, executed proxy card relating to the same shares or (2) attending the Annual Meeting and voting in person (however, if a stockholder attends the Annual Meeting and does not vote, its proxy will still be voted).

REQUIRED VOTE

    The affirmative vote of (1) a majority of the voting power of the outstanding shares of Common Stock is required to approve the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock and
(2) 75% of the voting power of the outstanding shares of Class B Common Stock, voting as a separate class, is required to approve the Company's issuance and sale of the B Preferred Stock described in Proposal 1.

    The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock is required to approve and adopt the amendments to the Company's Certificate of Incorporation described in Proposal 2. The affirmative vote of a majority of the outstanding shares of Common Stock represented (in person or by proxy) at the Annual Meeting is required to: (1) approve and adopt the amendment to the Option Plan described in Proposal 4; and (2) ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of USFS's financial statements for the year ending December 31, 2000 described in Proposal 6.

    The affirmative vote of 75% of the voting power of the outstanding shares of
(1) Common Stock and (2) Class B Common Stock, voting as a separate class, is required to approve and adopt the amendments to the Company's Certificate of Incorporation described in Proposal 3.

    The affirmative vote of a plurality of the outstanding shares of Common Stock represented (in person or by proxy) at the Annual Meeting is required to elect the nine nominees for directorships described in Proposal 5. Stockholders will not be allowed to cumulate their votes in the election of directors.

    Pursuant to the terms of the Aronson Agreement (as defined and discussed in "Proposal 1--Agreements Executed and To Be Executed in Connection with the Recapitalization Agreement--Aronson Agreement") and the Leven Agreement (as defined and discussed in "Proposal 1--Agreements Executed and To Be Executed in Connection with the Recapitalization Agreement--Leven Agreement"), Neal

Aronson, the Company's Executive Vice President and Chief Financial Officer, and Mr. and Mrs. Michael Leven are obligated to vote all the shares of Common Stock over which they have the power to vote in favor of (1) the Company's issuance and sale of the Preferred Stock and the Company's issuance of the Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock described in Proposal 1 and (2) the amendments to the Certificate of Incorporation described in Proposals 2 and 3.

    As of the Record Date, Mr. Aronson and Mr. and Mrs. Michael Leven had voting control over an aggregate of approximately 1,655,981 shares of Class A Common Stock and all 2,707,919 shares of Class B Common Stock outstanding, which represented 64.8% of the total voting power of the Common Stock outstanding as of the Record Date. As of the Record Date, Meridian and HSA, both of which are parties to the Recapitalization Agreement, owned 2,122,222 shares of Class A Common Stock, which represented 4.8% of the voting power of the Common Stock outstanding as of the Record Date. The Company expects that Meridian and HSA will vote all their 2,122,222 shares of Class A Common Stock in favor of
(1) the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock described in Proposal 1 and (2) the amendments to the Certificate of Incorporation described in Proposals 2 and 3.

    Excluding Mr. Leven and Neal Aronson, as of the Record Date, the executive officers and directors of the Company beneficially owned an aggregate of approximately 1,295,294 shares of Class A Common Stock, which represented 2.9% of the voting power of the Common Stock outstanding as of the Record Date. The Company expects these executive officers and directors to vote in favor of each of the Proposals being considered at the Annual Meeting.

    Giving effect to the agreements of various persons to vote their shares and the Company's expectation that directors and executive officers of the Company and Meridian and HSA will vote in favor of the proposals described in this Proxy Statement, the Company believes that stockholder approval is assured for Proposals 1, 2, 4 and 6 and for the election of directors described in Proposal 5.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

    The required quorum for transaction of business at the Annual Meeting will be one-third of the shares of Common Stock issued and outstanding as of the Record Date. With respect to the separate vote as a class by the Class B Common Stock on Proposals 1 and 3, a quorum consisting of one-third of the shares of Class B Common Stock issued and outstanding as of the Record Date will also be required to vote on such matters. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes are the shares held by brokers as to which customer instructions have not been received and the broker indicates it does not have discretionary authority to vote on a particular matter. Abstentions and broker non-votes will have no effect on the election of directors. Abstentions will be considered present and entitled to vote with respect to the proposals to approve the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock, the amendments to the Certificate of Incorporation, the amendment to the Option Plan and the appointment of the independent auditors, and they will have the same effect as votes "against" such proposals. Broker non-votes will not be considered as present and entitled to vote with respect to such proposals. Therefore, broker non-votes will have (1) the same effect as votes "against" the proposals to approve the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the conversion/exchange of the B Preferred Stock and the amendments to the Certificate of Incorporation described in Proposals 2 and 3 and (2) no effect on the voting on the proposals to approve the amendment to the Option Plan and the appointment of the auditors.

ANNUAL REPORT TO STOCKHOLDERS

    USFS's Annual Report to Stockholders for the year ended December 31, 1999, containing financial and other information pertaining to USFS, is being furnished to stockholders with this Proxy Statement.

                                   PROPOSAL 1

TO APPROVE THE COMPANY'S ISSUANCE AND SALE OF THE PREFERRED STOCK AND THE COMPANY'S ISSUANCE OF CLASS A COMMON STOCK UPON THE POTENTIAL CONVERSION/ EXCHANGE OF THE B PREFERRED STOCK, ALL PURSUANT TO THE TERMS OF THE RECAPITALIZATION AGREEMENT.

GENERAL

    The Company's stockholders are being asked to approve (1) the Company's issuance and sale to the Investors of (a) an aggregate of 65,000 shares of its A Preferred Stock and up to 12,000 shares of A Preferred Stock that may be issued as dividends on the A Preferred Stock and (b) an aggregate of 10,000 shares of its B Preferred Stock and up to 8,200 shares of B Preferred Stock that may be issued as dividends on the B Preferred Stock, and (2) the Company's issuance of shares of Class A Common Stock to the Investors upon the potential conversion/exchange of the B Preferred Stock, all pursuant to the terms and conditions of the Recapitalization Agreement between the Company and the Investor Group, which are entities controlled by Pritzker family business interests. Pritzker family business interests include, among other ventures, Hyatt Corporation and Hyatt International Corporation and have significant experience in the hospitality industry. Pursuant to the Recapitalization Agreement, the Investors have agreed to purchase the Preferred Stock for aggregate consideration of $75,000,000 ($65,000,000 for the A Preferred Stock and $10,000,000 for the B Preferred Stock).

    The consummation of the Investment is subject to a number of conditions, including, among others, (1) approval by the Company's stockholders of the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock described in this Proposal 1 and the amendments to the Certificate of Incorporation described in Proposals 2 and 3 and (2) consummation of the Company's offer to purchase from its stockholders up to an aggregate of 8,666,666, but not less than 3,000,000, shares of its Common Stock at a purchase price of $7.50 per share. The Company has agreed to use up to $65,000,000 of the proceeds from the Investment to purchase the shares tendered in the Offer. IF THE STOCKHOLDERS DO NOT APPROVE (1) THE COMPANY'S ISSUANCE AND SALE OF THE PREFERRED STOCK AND THE COMPANY'S ISSUANCE OF CLASS A COMMON STOCK UPON THE POTENTIAL CONVERSION/EXCHANGE OF THE B PREFERRED STOCK DESCRIBED IN THIS PROPOSAL 1 AND (2) THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSALS 2 AND 3 BELOW, THE COMPANY WILL NOT CONSUMMATE THE OFFER OR THE INVESTMENT. If the Offer and the Investment are not consummated, the Company will attempt to pursue other alternatives to maximize stockholder value. However, such alternatives have not been identified and may not be available. The Company would also be obligated to reimburse the Investor Group for its reasonable legal and other fees, not to exceed $1,000,000. If the Company were to also enter into an agreement for a Superior Proposal (as defined below), it would also be obligated to pay the Investors $3,000,000. See "--Miscellaneous Provisions of the Recapitalization Agreement--No Solicitation" and "--Termination."

    Approval by the holders of the Class B Common Stock of the Company's issuance and sale of the B Preferred Stock is required by the Company's Certificate of Incorporation. Approval by the holders of the Common Stock of the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock is also required by the Nasdaq Control Rule.

    The following summarizes the material provisions of the Preferred Stock, the Recapitalization Agreement, other agreements executed or to be executed in connection therewith and the transactions contemplated thereby. This summary is qualified in its entirety by reference to the complete text of the Recapitalization Agreement and the related agreements entered into or to be entered into in connection with the recapitalization transactions, the form of Certificate of Designation for the A Preferred Stock and the form of Certificate of Designation for the B Preferred Stock, which are attached hereto as Appendices B through H.

TERMS OF THE A PREFERRED STOCK

    DIVIDENDS

    The A Preferred Stock will accrue dividends of 8.5% per annum, compounded quarterly, which will accrue whether or not there are profits, surplus or other funds of the Company legally available for payment of dividends. The A Preferred Stock dividends will be cumulative. All accrued and unpaid dividends must be fully paid or declared with funds irrevocably set apart for payment before any dividend, distribution or payment may be made with respect to any Junior Securities (as defined below). At the option of the Company, upon resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors, dividends accruing through the first eight quarterly dividend periods may be paid in the form of additional shares of A Preferred Stock having an initial Liquidation Value (as defined below) equal to the amount of the dividend so paid. With regard only to the A Preferred Stock, any equity security of the Company other than shares of A Preferred Stock is considered a "Junior Security."

    LIQUIDATION PREFERENCE

    Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of A Preferred Stock will be entitled to receive, after payment or provision for payment of the Company's debt and other obligations, but before any payment is made with respect to any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all shares of A Preferred Stock held by such holders. The "Liquidation Value" of any share of A Preferred Stock, as of any particular date, is equal to the issue price of $1,000 per share plus all accrued and unpaid dividends through such date.

    RESTRICTIONS ON PAYMENT

    So long as the A Preferred Stock remains outstanding, the Company may not redeem, purchase or otherwise acquire, directly or indirectly, any Junior Securities, nor may the Company directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities (other than in the form of stock dividends, consisting solely of Junior Securities), if at the time the Company has failed to pay the full amount of any accrued and unpaid dividends to the holders of A Preferred Stock.

    MANDATORY AND OPTIONAL REDEMPTION

    On the quarterly dividend date following the seventh anniversary of the date of issuance of the A Preferred Stock, the Company must redeem for cash all outstanding shares of A Preferred Stock at a price per share equal to the Liquidation Value as of the date of redemption. If the funds for redemption are not legally available or are insufficient, the Company must redeem the maximum possible number of shares of A Preferred Stock, ratably among the holders of such shares, from available cash and redeem the rest when cash becomes legally available. In addition, the Company has the option to redeem, at a price per share equal to the Liquidation Value as of the date of redemption, all or any portion of the A Preferred Stock, at any time and from time to time, upon resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors.

    VOTING RIGHTS

    The prior approval of the holders of a majority of the A Preferred Stock, voting together as a single class, is required for: (1) any vote to merge or consolidate the Company with another entity, sell all or substantially all of the Company's assets or dissolve or liquidate the Company, (2) any action which would affect the superior position of the A Preferred Stock in relation to any other class of stock with regard to payments of dividends, distributions of assets upon liquidation, dissolution or winding-up, voting, redemption or otherwise, or (3) any action that results in any amendment, alteration or repeal of any provision of the Certificate of Incorporation or any other certificate amendatory thereof, that would materially adversely affect the preferences, rights, powers or privileges of the A Preferred Stock. Except as required by law, the holders of A Preferred Stock will have no other voting rights.

TERMS OF THE B PREFERRED STOCK

    DIVIDENDS

    The B Preferred Stock will accrue dividends of 6.0% per annum, compounded quarterly, which will accrue whether or not there are profits, surplus or other funds of the Company legally available for payment of dividends. The B Preferred Stock dividends will be cumulative. All accrued and unpaid dividends must be fully paid or declared with funds irrevocably set apart for payment before any dividend, distribution or payment may be made with respect to any Junior Securities (as defined below). At the option of the Company, upon resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors, dividends accruing may be paid in the form of additional shares of B Preferred Stock having an initial Liquidation Value (as defined below) equal to the amount of the dividend so paid. The holders of B Preferred Stock will also be entitled to participate, on an as-converted basis (as described below), in any dividend paid to the holders of the Class A Common Stock. With regard only to the B Preferred Stock, any security of the Company other than shares of A Preferred Stock and other shares of B Preferred Stock is considered a "Junior Security."

    LIQUIDATING DIVIDENDS; LIQUIDATION PREFERENCE

    If the Company pays a dividend or makes any other distribution (whether pursuant to a merger, consolidation or other event) to the holders of the Class A Common Stock (other than stock dividends), the holders of the B Preferred Stock will also be entitled to participate, on an as-converted basis, in any such dividend or other distribution.

    Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of B Preferred Stock will be entitled to be paid, after payment or provision for payment to the A Preferred Stock and the Company's debt and other obligations, but before any payment is made to any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all shares of B Preferred Stock held by such holders. The "Liquidation Value" of any share of B Preferred Stock, as of any particular date, is equal to the issue price of $1,000 per share plus all accrued and unpaid dividends through such date.

    RESTRICTIONS ON PAYMENT

    So long as the B Preferred Stock remains outstanding, the Company may not redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor may the Company directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities (other than in the form of stock dividends, consisting solely of Junior Securities), if at the time the Company has failed to pay the full amount of any accrued but unpaid dividends to the B Preferred Stock.

    MANDATORY AND OPTIONAL REDEMPTION

    On the quarterly dividend date following the tenth anniversary of the date of issuance of the B Preferred Stock, the Company must redeem for cash all outstanding shares of B Preferred Stock at a price per share equal to the Liquidation Value as of the date of redemption. If the funds for redemption are not legally available or are insufficient, the Company must redeem the maximum possible number of shares of B Preferred Stock, ratably among the holders of such shares, from available cash and redeem the rest when such cash becomes legally available. In addition, the Company has the option to redeem, at a price per share equal to the Liquidation Value as of the date of redemption, all or any portion of the B Preferred Stock, at any time and from time to time on and after the quarterly dividend date following the seventh anniversary of the date of issuance of the B Preferred Stock, upon resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors.

    VOTING RIGHTS

    The holders of B Preferred Stock will be entitled to vote on all matters submitted to the stockholders for a vote, together with the holders of the Common Stock, with each share of B Preferred Stock entitled to vote on an as-converted basis in accordance with the conversion ratio described below under "--Conversion/Exchange." In addition, the prior approval of a majority of the holders of B Preferred Stock, voting together as a single class, will be required for: (1) any vote to merge or consolidate the Company with another entity, sell all or substantially all of the Company's assets, or dissolve or liquidate the Company, (2) any action that would affect the superior position of the B Preferred Stock in relation to any other class of stock with regards to payment of dividends, distributions of assets upon liquidation, dissolution or winding-up, voting, redemption or otherwise, or (3) any action that results in any amendment, alteration or repeal of any provision of the Certificate of Incorporation or any certificate amendatory thereof that would materially adversely affect the preferences, rights, powers or privileges of the B Preferred Stock.

    CONVERSION/EXCHANGE

    The holders of B Preferred Stock may, at any time prior to redemption and at their option, convert/ exchange their shares of B Preferred Stock into shares of Class A Common Stock. Initially, 10,000,000 shares of Class A Common Stock will be issuable upon conversion/exchange of the B Preferred Stock. The B Preferred Stock has an initial conversion/exchange price of $7.50 per share. On the 90(th) day after the first date of issuance of the B Preferred Stock, the initial conversion/exchange price will be adjusted and become the lesser of (1) $7.50 and (2) 130% of the market price of the Class A Common Stock (based on the average of representative bid and asked prices quoted on the Nasdaq Stock Market at 4:00 p.m. on each of the 21 trading days ending on the 90th day), provided that the initial conversion/exchange price as adjusted on that date may not be less than $6.50 per share (the "Initial Conversion/Exchange Price"). The conversion/exchange price for the B Preferred Stock will be subject to downward adjustment upon the occurrence of certain events, including a stock split, stock dividend, recapitalization and reclassification, and will be subject to upward adjustment upon the occurrence of certain events, including a reverse stock split or reclassification. The conversion/exchange price as it may be adjusted from time to time is referred to as the "Conversion/Exchange Price." Except for the reset provision setting the Initial Conversion/ Exchange Price as described above, and except as provided below, each adjustment resulting in a decrease in the Conversion/Exchange Price will result in a corresponding increase in the number of shares of Class A Common Stock issuable upon conversion/exchange of B Preferred Stock.

    The Conversion/Exchange Price will also be reduced as a result of specified losses that the Company may incur after June 2, 2000 and before the dividend payment date following the fifth anniversary of the date of issuance of the B Preferred Stock in connection with payments made to Alpine Hospitality Ventures LLC ("Ventures") or others, by reason of the obligation of the Company to make up to $7.5 million of additional loans to Ventures under certain circumstances or the release of any such obligation by Ventures or any claim by any person in connection therewith and all other associated out-of-pocket costs, losses, damages and expenses, excluding, however, $2,500,000 paid to Ventures or any of its affiliates in connection with the termination of certain of the Company's obligations under its agreements with Ventures or its affiliates. See "Proposal 5--Certain Relationships and Related Transactions--Transactions entered into in connection with the Best Inns Transaction." The reduction of the Conversion/Exchange Price resulting from such losses will not increase the number of shares of Class A Common Stock issuable upon conversion/exchange of the B Preferred Stock, but will result in a reduction in the number of shares of B Preferred Stock and other consideration required to convert/exchange to the same number of shares of Class A Common Stock, initially 10,000,000 shares.

    The Conversion/Exchange Price will also be reduced as a result of any losses (including non-reimbursed out-of-pocket costs) resulting from any settlement of claims or satisfaction of judgments in connection with any stockholder or derivative litigation after June 2, 2000 and before the dividend payment date following the fifth anniversary of the date of issuance of the B Preferred Stock asserting a cause of action arising out of certain events existing prior to June 2, 2000, such as the Class Action Lawsuit. The reduction of the Conversion/Exchange Price resulting from such losses will not increase the number of shares of Class A Common Stock issuable upon conversion/exchange of the B Preferred Stock, but will result in a reduction in the number of shares of B Preferred Stock and other consideration required to convert/exchange to the same number of shares of Class A Common Stock, initially 10,000,000 shares.

    In order to convert/exchange shares of B Preferred Stock, the holder must surrender the shares of B Preferred Stock to be converted/exchanged and additional consideration (either in the form of cash or shares of A Preferred Stock) having an aggregate value (with the A Preferred Stock and B Preferred Stock surrendered for conversion/exchange being valued at their respective Liquidation Value) equal to the number of shares of Class A Common Stock issuable upon conversion/exchange of the B Preferred Stock surrendered for conversion/exchange multiplied by the Conversion/Exchange Price then in effect.

    PURCHASE RIGHTS

    If the Company grants, issues or sells any options, convertible securities or other rights to purchase stock, warrants, securities or other property pro rata to the holders of the Class A Common Stock, then in addition to the other rights of the holders of the B Preferred Stock, the holders of the B Preferred Stock will also be entitled to participate, on an as-converted basis, in the acquisition of such purchase rights.

BACKGROUND OF THE TRANSACTION

    Although the Company recorded net income of approximately $5.1 million for the nine months ended September 30, 1999 (compared to a net loss of approximately $3.0 million during the comparable prior year period), for the year ended December 31, 1999, USFS recorded a net loss of $13.8 million, including a charge of $17.1 million related to reserves taken against the Company's loan portfolio (as compared to a net loss of $2.9 million for the prior year). In addition, the trading price of the Class A Common Stock on the Nasdaq National Market declined from $23.187 on June 30, 1999 to $4.50 during the fourth quarter of 1999.

    Beginning in the fourth quarter 1999, USFS received several inquiries concerning the possible acquisition of the Company. On January 18, 2000, USFS engaged Banc of America Securities LLC ("Banc of America Securities") to act as its financial advisor in connection with assisting the Company in evaluating possible strategic business alternatives, including a potential sale of the Company. In December 1999 and January 2000, USFS entered into confidentiality agreements with a number of potential acquirors and began providing them with information regarding the Company.

    During early February 2000, USFS received written or oral preliminary proposals from four of these parties. After evaluating those proposals in consultation with Banc of America Securities, the Board of Directors of USFS authorized the Company to pursue discussions regarding a potential transaction with two of the potential acquirors ("Party A" and "Party B") whose expressions of interest were deemed the most favorable to the Company. During the remainder of February and early March 2000, Party A and Party B conducted further legal, business and financial due diligence. On February 28, 2000, the Company provided a draft definitive merger agreement to Party A and Party B and requested that final proposals, accompanied by a markup of the definitive agreement, be submitted to the Company.

    On March 6, 2000, Party A submitted a proposal to acquire all of the capital stock of USFS in a merger transaction at a cash purchase price in the range of $6.50 to $8.00 per share. The proposal was subject to numerous conditions, including the satisfactory completion of additional business, legal and financial due diligence, the approval of Party A's board of directors, the negotiation of definitive documentation, the negotiation of employment agreements with certain members of the Company's management and the public release of USFS's earnings for 1999 and the filing of its annual report on Form 10-K for the fiscal year ended December 31, 1999. The proposal also contemplated USFS granting Party A the exclusive right to negotiate a transaction until April 9, 2000.

    On March 7, 2000, Party B submitted a proposal to effect a transaction in which Party B, a non-public company, would merge into USFS in a transaction that would result in the current stockholders of USFS owning 25% of the outstanding Common Stock of the surviving entity. The proposal did not state the implied per share value of the transaction to the holders of the Common Stock. The proposal was subject to numerous conditions, including the approval of Party B's board of directors, the negotiation of definitive documentation, completion of further due diligence and the entering into of employment agreements with key managers of USFS.

    On March 13, 2000, Party A submitted a revised proposal to acquire all of the capital stock of USFS in a merger transaction at a cash purchase price in the range of $7.25 to $7.50 per share. The proposal remained subject to the same conditions as the prior proposal, except for the requirement concerning the 1999 earnings release and the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999. Additionally, representatives from Party A communicated to Banc of America Securities that the price range likely could be increased to $7.75 to $8.00 per share.

    At a meeting on March 16, 2000, the Board of Directors, in consultation with its financial and legal advisors, considered the proposals submitted by Party A and Party B and authorized the Company to continue discussions with Party A with the objective of obtaining a price per share of $8.00 in a "two step" transaction--a tender offer followed by a merger--and entering into definitive documentation by March 29, 2000. On March 17, 2000, the Company entered into an agreement providing Party A with the exclusive right to negotiate a transaction until March 29, 2000.

    During the next two weeks, Party A continued its due diligence review of the Company and submitted to the Company an extensive markup of the draft definitive documentation. On March 27, 2000, Party A reported to USFS that it had not yet completed its due diligence review, that the purchase price per share would be no greater than $7.50, that certain key members of the Company's management, including Mr. Leven and Neal Aronson, would be required to forego receiving cash for a portion of their shares and instead would retain shares of common stock in the surviving corporation that would be subject to performance vesting criteria to be determined, that the transaction would not be structured in the "two step" manner that USFS desired and that Party A now had concerns about the potential effect of the transaction on its credit rating.

    At a meeting on March 28, 2000, the Board of Directors reviewed the status of Party A's proposal. After consultation with its financial and legal advisors, the Board of Directors concluded that there was substantial uncertainty about Party A's ability to complete a transaction on terms acceptable to the Company and Mr. Leven and Mr. Aronson, whose support, as holders of a majority of the Company's voting power, would be required to complete any transaction. Accordingly, the Board determined to discontinue discussions with Party A at that time. At that same meeting, Mr. Leven, the Company's Chairman and Chief Executive Officer, recommended that representatives of Pritzker family business interests be contacted to determine their interest in pursuing an acquisition transaction with the Company. Representatives of Pritzker family business interests had previously indicated to Mr. Leven the desire to explore a potential transaction with the Company if the Company was unsuccessful in reaching agreement with other potential acquirors. Subsequent to this meeting of the Board, after Pritzker family business interests expressed an interest in pursuing an acquisition transaction with the Company, Mr. Geoga, a director of the Company and the President of Hospitality Investment Fund, L.L.C., did not participate in Board deliberations in connection with the proposals from the Investor Group or any other party with respect to the Company.

    On March 30, 2000, the Company issued a press release in which it stated that (1) in recent months it had received a number of unsolicited inquiries regarding the possible sale of the Company, including from several competitors,
(2) in response, the Company had retained Banc of America Securities as an advisor,

(3) the Company had discussions with several of those parties but none resulted in offers that were satisfactory to the Company and (4) the Company had requested Banc of America Securities to assist the Company more generally in evaluating strategic alternatives and opportunities that may be or may become available to the Company.

    On March 31, 2000, the Company entered into a confidentiality agreement with Hospitality Investment Fund, L.L.C., an advisor to, and an affiliate of, the Investors. During the week of April 3, 2000, representatives of the Investor Group began conducting legal and financial due diligence on the Company. At this time, Banc of America Securities also contacted approximately 25 additional parties to explore whether they had an interest in a possible acquisition transaction with the Company. USFS entered into confidentiality agreements with six of these additional parties. None of these parties submitted an offer to the Company.

    On May 2, 2000, the Company received a written proposal from the Investor Group describing a recapitalization transaction similar to the transactions contemplated by the Recapitalization Agreement. Several days later, another party that had originally expressed an interest in acquiring the Company
("Party C"), reinitiated contact concerning a potential transaction. In addition, representatives of the Company contacted Party A to inquire about whether it continued to have an interest in acquiring the Company. During the next several weeks, the Company began negotiating the terms of the Investor Group's proposal. On May 12, 2000, the Company received a written preliminary proposal from Party C. Party C's proposal contemplated an acquisition of all of the capital stock of the Company at a purchase price of $7.50 per share. The proposal was subject to numerous conditions, including satisfactory completion by Party C of its due diligence review, and negotiation of definitive documentation. The Company and its representatives commenced further discussions with Party C concerning its proposal. Representatives of the Company also continued to contact Party A in order to obtain from it a revised proposal. Party A did not submit one.

    On May 18, 2000, while the Company was in continuing discussions with the Investor Group and Party C, the Company was notified that the Class Action Lawsuit, captioned FORREST P. GUNTHER V. U.S. FRANCHISE SYSTEMS, INC.,
MICHAEL A. LEVEN, NEAL K. ARONSON AND RICHARD D. GOLDSTEIN, Case
No. 00-CV-1244, had been brought against the Company and certain of its officers and directors in the United States District Court for the Northern District of Georgia, Atlanta Division.

    During the week of May 22, 2000, representatives of the Company continued discussions with representatives of the Investor Group concerning its proposal and, separately, with Party C concerning its proposal. On May 26, 2000, however, Party C advised the Company of its decision not to pursue a transaction at this time, in part due to the uncertainty resulting from the class action lawsuit. Also, on May 25, 2000, Party A advised the Company of its decision not to pursue an acquisition of the Company.

    Negotiations with the Investor Group continued until June 2, 2000, at which time the Investor Group submitted for consideration a final, definitive proposal (including the final form of definitive agreements (prior drafts of which had been considered by the Board's legal advisors and Banc of America Securities for several weeks)) to the Company's Board of Directors. The Investor Group's final proposal provided that it would be withdrawn if not accepted by the Company prior to 5:00 p.m. on June 2, 2000. The Board of Directors held a special meeting to evaluate the terms of the Investor Group's proposal on June 2, 2000. At that meeting, with the Company's legal and financial advisors in attendance, the Board of Directors reviewed the proposed recapitalization transaction. The Board received a report from its financial and legal advisors on the status of the Company's efforts with other potential acquirors and the final terms of the recapitalization transaction as proposed by the Investor Group. The Board, in executive session with Messrs. Geoga, Leven, Aronson and Romaniello recused in order to give the other directors an opportunity to discuss the Investor Group's proposal in private, had a full discussion of the terms of the transaction and reviewed the various benefits of the transaction. The Board received a presentation from Banc of America Securities regarding the financial terms of the transaction and Banc of America Securities delivered its oral opinion, subsequently confirmed in writing as of the same date, to the executive session of the Board that, on such date, the transactions contemplated by the Offer and Investment, taken as a whole, were fair from a financial point of view, to the holders of the Company's Common Stock (other than the Investor Group, Michael Leven, Andrea Leven, Neal Aronson, Steven Romaniello, and any affiliate of the foregoing or any natural person otherwise related to the foregoing by virtue of being a spouse, a descendant, or an ancestor of such natural person, or a trust solely for the benefit of such natural person and/or such natural person's spouse, descendant or ancestor (the "Excluded Stockholders")). Following these presentations, and the receipt of the oral fairness opinion, subsequently confirmed in writing, of Banc of America Securities, the executive session of the Board resolved to recommend approval of the transaction to the full Board. The full Board reconvened and received a similar presentation about the transaction from Banc of America Securities, including the delivery of its oral fairness opinion. Following this presentation, the Board of Directors unanimously authorized and approved the Investment, the Offer and the related transactions.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF USFS; REASONS FOR THE
  RECAPITALIZATION AND THE OFFER

    The Board of Directors of USFS, by unanimous vote of all directors in attendance, has approved the Recapitalization Agreement and the transactions contemplated thereby and recommends stockholder approval of the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock.

    In considering the recommendation of the Board of Directors, USFS stockholders should also consider that some of the members of the Board of Directors have interests in the transactions contemplated by the Recapitalization Agreement that may be different from, or in addition to, the interests of the stockholders of USFS generally. See "--Agreements Executed and To Be Executed in Connection with the Recapitalization Agreement." The transactions contemplated by the Recapitalization Agreement were unanimously approved, however, by the four disinterested directors in attendance.

    In reaching its determination, the Board of Directors consulted with USFS's management, as well as its financial advisor and legal counsel, and considered the short-term and long-term interests of USFS and other alternative transactions available to USFS. In particular, the Board of Directors considered the following material factors, among others, all of which it deemed favorable, in reaching its decision to approve the Recapitalization Agreement and the transactions contemplated thereby:

    - The Offer will provide current stockholders of USFS (other than Meridian and HSA) with the opportunity to realize a significant premium to the market price of the Class A Common Stock as of June 2, 2000, the date of the signing of the Recapitalization Agreement ($5.875 per share), for at least a portion of their shares. Furthermore, the Company's stockholders will be able to enjoy any potential appreciation in the market price of the Class A Common Stock subsequent to the closing of the transactions due to their remaining stock interests (assuming the Offer is oversubscribed and there is a proration of their tendered shares).

    - The reputation and resources of the Investor Group as sophisticated strategic partners of the Company may enhance the perception of USFS among investors, employees and franchisees. Furthermore, although they have made no commitment to do so, the Investor Group may provide the Company with additional avenues to capital and exposure to strategic corporate opportunities.

    - The Company had investigated a number of alternative transactions during the previous five months, including executing confidentiality agreements with a number of parties, permitting other parties to conduct due diligence and in at least two other instances engaging in negotiations. The Board was advised by Banc of America Securities that the most likely potential acquirors for the Company had all been contacted.

    - Management had expressed concerns at meetings of the Board about the Company's ability to continue to successfully implement its business plan in light of the disruptions caused by the Company's evaluation of strategic alternatives, the pending Class Action Lawsuit, the effects of the recent decline in the trading price of the Class A Common Stock on employee and franchisee confidence in the Company and the competitive environment in which the Company operates. Management advised the Board that it believed the perception of the Company in the investment and franchise communities would benefit from a strong strategic partner's commitment to the Company.

    - Banc of America Securities had delivered its oral opinion to the Board of Directors, which it reconfirmed in writing, that, as of June 2, 2000, the Offer and the Investment, taken as a whole, are fair from a financial point of view to the holders of shares of Common Stock (other than the Excluded Stockholders). The Board of Directors also reviewed the methodologies used by Banc of America Securities in rendering its opinion. A copy of Banc of America Securities's written opinion is attached to this Proxy Statement as Appendix A, and the stockholders of USFS are encouraged to, and should, read this opinion in its entirety. See "--Fairness Opinion of Financial Advisor."

    - The Recapitalization Agreement provides the Company with the right, under certain circumstances, to terminate the Recapitalization Agreement and not commence the Offer in order to approve an unsolicited offer to acquire not less than 75% of the shares of Common Stock if the Board determines that such a transaction would be more favorable to the stockholders from a financial point of view than the Offer and the Company pays a fee to the Investors in the amount of $3,000,000 and reimburses the Investor Group for its legal and other expenses (not to exceed $1,000,000).

    - The obligation of the Investors to purchase the Preferred Stock is not subject to any financing condition.

    - The Recapitalization Agreement and the proposed amendments to the Company's Certificate of Incorporation contain protections for stockholders of the Company that restrict for a period of time the Investor Group's ability to complete a second-step transaction that would in certain circumstances freeze out the remaining public stockholders after completion of the Offer.

    The USFS Board of Directors also considered the following potentially negative factors, which it believed were outweighed by the factors described above, in its decision to approve the Recapitalization Agreement and the transactions contemplated thereby:

    - The issuance of the B Preferred Stock and the Class A Common Stock issuable upon the potential conversion/exchange of the B Preferred Stock and the rights of the holders of the Preferred Stock upon liquidation of USFS and on certain other events will have a dilutive effect on the economic interest of existing holders of Common Stock. Following the closing of the Investment and the Offer and assuming 8,666,666 shares of Common Stock are tendered and purchased pursuant to the Offer and that Mr. and Mrs. Michael Leven and Mr. Neal Aronson tender and convert their shares of Common Stock as described below, existing stockholders (other than the Investor Group) will hold approximately 40.9% of the outstanding Class A Common Stock (including Class A Common Stock issuable upon the potential conversion/exchange of the B Preferred Stock).

    - The issuance of the B Preferred Stock will also have a dilutive effect on the voting rights of existing holders of Common Stock. Following the closing, the Investor Group will be able to control the vote on most matters submitted to the stockholders of USFS and, as a result of the Stockholders Agreement, will be entitled to designate and elect a majority of the Board of Directors. In addition, holders of the B Preferred Stock will have special voting rights, in certain events. While the charter amendments described under Proposal 2 below are designed to mitigate some of these risks, there can be no assurance that the Investor Group (or
      Mr. and Mrs. Leven, who are also parties to the Stockholders Agreement) will not take actions as stockholders that adversely affect the interests of other stockholders. In addition, conflicts of interest may arise as a consequence of the Investor Group and its affiliates having interests in companies in the hospitality industry, which is the same industry in which the Company operates.

    - The significant ownership interests of the Investor Group could effectively deter a third party from making an offer to acquire USFS, which might involve a premium stock price or other benefits for stockholders, or otherwise prevent changes in control or management of USFS.

    - The holders of the Preferred Stock will have preferential rights, and the holders of the B Preferred Stock may also participate with the Common Stock on an as-converted basis, with respect to distributions upon liquidation of USFS. No distributions upon liquidation may be made to the holders of Common Stock until the holders of the Preferred Stock have been paid their liquidation preference. As a result, it is possible, on liquidation, that all amounts available for the holders of equity of USFS would be paid to the holders of the Preferred Stock and that the holders of Common Stock would not receive a payment at all.

    - The holders of the Preferred Stock will also have preferential rights with respect to the payment of dividends. The A Preferred Stock will accrue dividends at 8.5% per year and the B Preferred Stock will accrue dividends at 6.0% per year; no dividends may be paid to the holders of Common Stock prior to payment of all accrued dividends to the holders of the Preferred Stock. In addition, the B Preferred Stock will participate in the payment of dividends with the Common Stock on an as-converted basis.

    - The A Preferred Stock will be subject to mandatory redemption by USFS approximately seven years after the date of issuance and the B Preferred Stock will be subject to mandatory redemption by USFS approximately ten years after the date of issuance. Any requirement for redemption could impose significant financial obligations on USFS unless the Preferred Stock is converted/exchanged for Class A Common Stock before the redemption date.

    - The provisions of the B Preferred Stock provide for adjustments to the Conversion/Exercise Price under specified circumstances. These adjustments may result in significant further economic dilution to the holders of Common Stock.

    - The reduced number of shares available in the marketplace subsequent to the consummation of the Offer may decrease investor interest in, and analyst coverage of, the Class A Common Stock and depress the market price thereof.

    - If the Board did not engage in any transaction and the Company were able to successfully implement its business plan, the existing stockholders of the Company would be able to retain all of the resulting long-term benefits, including potential market price increases.

    While all of the above-mentioned factors were considered by the Board of Directors, the Board of Directors did not make determinations with respect to each of the factors. Rather, the Board of Directors made its judgment based on the total mix of information available to it, and the judgments of individual directors may have been influenced to a greater or lesser degree by their individual views with respect to different factors.

FAIRNESS OPINION OF FINANCIAL ADVISOR

    Pursuant to an engagement letter dated January 18, 2000 (the "Engagement Letter"), the Board retained Banc of America Securities to act as its financial advisor in connection with assisting the Company in evaluating possible strategic business alternatives, including a potential sale of the Company. Banc of America Securities is a nationally recognized investment banking firm and, as part of its activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Board selected Banc of America Securities as its financial advisor on the basis of Banc of America Securities' experience and expertise in transactions similar to the Offer and the Investment (the "Proposed Transactions") and its historical investment banking relationship with the Company.

    On June 2, 2000, Banc of America Securities delivered to the Board its oral opinion, which was subsequently confirmed by a written opinion as of the same date, that as of such date and based upon the procedures and subject to the assumptions and qualifications described to the Board, the Proposed Transactions, taken as a whole, are fair from a financial point of view to the holders of shares of Company Common Stock (other than the Excluded Stockholders).

    THE FULL TEXT OF BANC OF AMERICA SECURITIES' WRITTEN OPINION DATED AS OF JUNE 2, 2000, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED HERETO AS APPENDIX A AND IS INCORPORATED HEREIN BY REFERENCE. HOLDERS OF SHARES OF COMMON STOCK SHOULD READ CAREFULLY SUCH OPINION IN ITS ENTIRETY IN CONNECTION WITH THIS PROXY STATEMENT. THE FOLLOWING SUMMARY OF BANC OF AMERICA SECURITIES' OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

    Banc of America Securities' opinion is directed to the Board and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to any matter being considered by the stockholders at the Annual Meeting. Banc of America Securities' opinion addresses only the fairness of the Proposed Transactions, taken as a whole, to the holders of shares of the Common Stock (other than the Excluded Stockholders), as of the date of the opinion, from a financial point of view and does not address the relative merits of the Proposed Transactions or any alternatives to the Proposed Transactions, the underlying decision of the Board to proceed with or effect the Proposed Transactions or any other aspect of the Proposed Transactions. In furnishing its opinion, Banc of America Securities did not admit that it is an expert within the meaning of the term "expert" as used in the Securities Act, nor did it admit that its opinion constitutes a report or valuation within the meaning of the Securities Act, and statements to such effect are included in Banc of America Securities' opinion.

    In connection with its opinion, Banc of America Securities, among other things: (1) reviewed certain publicly available financial statements and other business and financial information of the Company; (2) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company; (3) analyzed certain financial forecasts of the Company prepared by the management of the Company;
(4) reviewed and discussed certain information concerning the strategic, financial and operating prospects of the Company with senior executives of the Company; (5) reviewed and discussed with senior executives of the Company certain published financial forecasts prepared by equity analysts with respect to the Company; (6) discussed certain strategic, financial and operational benefits anticipated from the Proposed Transactions with the management of the Company; (7) reviewed and discussed information relating to certain strategic, financial and operational alternatives with the management of the Company;
(8) discussed the past and current operations, financial condition and prospects of the Company with senior executives of the Company; (9) reviewed the pro forma impact of the Proposed Transactions on the Company's earnings per share on a cash basis, cash flow, consolidated capitalization and financial ratios; (10) reviewed the reported prices and trading activity of the Class A Common Stock;
(11) compared the financial performance of the Company and the prices and trading activity of the Class A Common Stock with the financial performance and stock prices and trading activity of certain other publicly traded companies that Banc of America Securities deemed relevant; (12) compared certain financial terms of the Proposed Transaction to corresponding financial terms, to the extent publicly available, of certain other business transactions that Banc of America Securities deemed relevant; (13) discussed the contingent liabilities of the Company with the management and senior executives of the Company; (14) participated in discussions and negotiations among representatives of the Company and the Investor Group and their legal advisors; (15) reviewed the draft of the Recapitalization Agreement dated May 31, 2000 and certain related documents; and (16) performed such other analyses and considered such other factors as it deemed appropriate.

    In rendering its opinion, Banc of America Securities assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information reviewed by Banc of America Securities for the purpose of its opinion. In arriving at its opinion, Banc of America Securities relied upon, without independent verification, the assessments of the management of the Company of the strategic, financial and operational benefits anticipated from the Proposed Transactions. With respect to the financial forecasts, including information relating to certain strategic, financial and operational benefits anticipated from the Proposed Transactions, Banc of America Securities assumed that such forecasts had been reasonably prepared on bases reflecting the best currently available estimates and the good faith judgments of the future financial performance of the Company. Banc of America Securities did not make an independent evaluation or appraisal of the assets or liabilities of the Company, nor was Banc of America Securities furnished with any such appraisals. Banc of America Securities also assumed that the final form of the Recapitalization Agreement would be substantially similar to the last draft reviewed by it.

    Banc of America Securities' opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to Banc of America Securities as of, the date of its opinion. Accordingly, although subsequent developments may affect its opinion, Banc of America Securities has not assumed any obligation to update, revise or reaffirm its written opinion, dated as of June 2, 2000. Banc of America Securities expressed no opinion as to the prices at which the Common Stock will trade following consummation of the Proposed Transactions.

    In accordance with customary investment banking practice, Banc of America Securities employed generally accepted valuation methods in reaching its opinion. The following is a brief summary of certain of the analyses performed by Banc of America Securities and reviewed with the Board in connection with the rendering of its oral opinion of June 2, 2000, and its written opinion dated as of June 2, 2000. Some of the summaries below include information in tabular format. The tables are not a complete description of the financial analyses and should be read together with the text of each summary.

DISCOUNTED CASH FLOW ANALYSIS

    Banc of America Securities performed a discounted cash flow analysis for the Company for the fiscal years ended 2000 through 2004. Such analysis was based upon certain financial projections prepared by the management of the Company. Such projections were developed by USFS to reflect USFS management's best estimates of certain potential outcomes and the impact of those outcomes on USFS' expected future performance. USFS management provided financial projections (the "USFS financial projections") for two potential outcomes:
(1) the Case 1 projections are based on the assumption that the business and industry fundamentals with respect to the Company remain consistent with the current trends ("Case 1") and (2) the Case 2 projections are based on the assumption that, as a result of numerous factors, including a general economic downturn, there is a deterioration in general market conditions ("Case 2"). Subsequent to the preparation of the USFS financial projections, the Company's management expressed its concern to Banc of America Securities regarding the Company's ability to achieve the Case 1 financial projections in the current environment. Utilizing such financial projections, Banc of America Securities calculated the discounted cash flow values for the Company as the sum of the net present values of (1) the estimated unlevered future cash flows that USFS was projected to generate for the periods set forth below, plus (2) the terminal value of USFS at the end of the five year period. These projections showed estimated unlevered free cash flow (unlevered net income plus depreciation and amortization less increases in working capital, capital expenditures and development subsidies) as follows:

                                              2000       2001       2002       2003       2004
                                            --------   --------   --------   --------   --------
                                                               (IN MILLIONS)
Case 1....................................    $7.5      $18.6      $21.5      $28.8      $37.7
Case 2....................................    $4.4      $12.4      $18.0      $19.9      $26.2

    The terminal value of USFS, in both Case 1 and Case 2, was calculated based upon projected earnings before interest, taxes, depreciation and amortization ("EBITDA") for 2004 and a range of multiples of 6.0x to 8.0x. Banc of America Securities used discount rates in each case ranging from 14.0% to 20.0%. Banc of America Securities used such discount rates based on its judgment of the estimated weighted average cost of capital of comparable companies and the risks inherent in USFS' achieving either Case 1 or Case 2 management projections, among other factors, and used such multiples based on its review of the trading characteristics of the common stock of comparable companies. This analysis indicated the following:

                                              IMPLIED VALUE     IMPLIED EQUITY
                                               PER SHARE OF          VALUE
                                               COMMON STOCK      (IN MILLIONS)
                                              --------------   -----------------
Case 1......................................  $9.31 - $14.78     $183.2 - $294.3
Case 2......................................  $6.66 - $10.53     $129.4 - $208.1

    The preparation of the USFS financial projections involved judgments with respect to USFS' operations that, though considered reasonable at the time by management of the Company, may not be realized. The USFS financial projections were based on estimates and assumptions that are inherently subject to significant economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company's control. Accordingly, there can be no assurance that actual results will not vary materially from the USFS financial projections.

    The Company does not, as a matter of course, publicly disclose forecasts or projections as to future revenues, earnings or other financial information. USFS does not intend to update or otherwise publicly revise the USFS financial projections included in this Proxy Statement to reflect the occurrence of unanticipated events. This information does not reflect revised prospects of the Company's business, changes in general business and economic conditions, or any other transaction or event that has occurred since, or that may occur after, the time that the USFS financial projections were prepared. The inclusion of such financial projections in this Proxy Statement is not a representation by any person that the results reflected therein will be achieved. Therefore, stockholders should not rely on them. The USFS financial projections were not prepared with a view toward public disclosure or compliance with either the published guidelines of the Commission regarding projections or forecasts or the American Institute of Certified Public Accountants' Guide for Prospective Financial Statements. The USFS financial projections were not prepared in accordance with generally accepted accounting principles and were not audited or reviewed by independent auditors nor did any independent auditor perform any other service with respect to such financial projections.

COMPARABLE COMPANY ANALYSIS

    Banc of America Securities reviewed and compared selected historical and projected financial, operating and stock market performance of USFS to certain corresponding data of certain publicly traded companies that Banc of America Securities deemed comparable to the Company. The selected comparable companies (the "Comparable Companies") included three publicly traded hotel franchisor and/or management companies: Marriott International, Inc., Choice Hotels International, Inc. and Cendant Corporation.

    For each of the Comparable Companies, Banc of America Securities calculated equity market values as multiples of estimates of net income for fiscal years 2000 and 2001. This analysis indicated multiple medians for the Comparable Companies of 12.9x 2000 estimated net income and 11.0x 2001 estimated net income. Banc of America Securities calculated the implied USFS value per common share obtained by multiplying USFS' estimated 2000 and 2001 earnings per share ("EPS") by the relevant multiple range of 10.0x to 14.0x and 9.0x to 12.0x for 2000 and 2001, respectively, based upon the Comparable Companies. The implied USFS value per common share for Case 1 is $4.00 to $5.60 and $8.28 to $11.04 for 2000 and

2001, respectively, while the implied USFS value per common share for Case 2 is $2.40 to $3.36 and $5.58 to $7.44 for 2000 and 2001, respectively.

                                                                                                             PRICE/
                                                                                    CALENDAR EPS            EARNINGS
                                                 SHARES     PRICE      MARKET    -------------------   -------------------
COMPANY                                           O/S      5/31/00      CAP.      2000E      2001E      2000E      2001E
-------                                         --------   --------   --------   --------   --------   --------   --------
Choice Hotels International, Inc..............    53.4      $12.13    $  647.0    $1.11      $1.24       10.9x       9.8x
Cendant Corporation (1).......................   721.0       13.25     9,553.8     1.03       1.20       12.9x      11.0x
Marriott International Inc....................   239.6       36.25     8,686.2     1.87       2.16       19.4x      16.8x
  AVERAGE.....................................                                                           14.4X      12.5X
  MEDIAN......................................                                                           12.9X      11.0X
                                                                                  -----      -----
U.S. Franchise Systems, Inc...................    20.3        5.44       110.4     0.40       0.92       13.6x       5.9x
                                                                                  -----      -----

------------------------

(1) Cendant Corporation financials are pro forma to exclude all one time expenses associated with its merger with CUC Incorporated and settlement of a class action lawsuit.

    To calculate the trading multiples of USFS and the Comparable Companies, Banc of America Securities used publicly available information concerning historical and projected financial performance, including published historical financial information and consensus analysts' earnings estimates. The estimates for Marriott International, Inc. were provided by Banc of America Securities research. The estimates for Choice Hotels International, Inc. and Cendant Corporation were provided by IBES and First Call. The estimates for USFS were provided by the management of USFS.

    None of the companies utilized in the selected Comparable Company analysis is identical to the Company. Accordingly, Banc of America Securities believes the analysis of the Comparable Companies is not simply mathematical. The numerical results are not in themselves meaningful in analyzing the Comparable Companies. Rather, it involves complex considerations and qualitative judgments concerning differences in financial and operating characteristics of the Company and the Comparable Companies, as well as other factors that could affect the publicly-traded and/or transaction value.

COMPARABLE TRANSACTION ANALYSIS

    Banc of America Securities considered certain recently announced acquisitions in the franchising and management segments of the lodging industry involving target companies that Banc of America Securities deemed comparable to the Company. The selected comparable transactions (the "Comparable Transactions") included three transactions where the target company was a publicly-traded hotel franchisor and/or management company:

    - The acquisition of Promus Hotel Corp.;

    - The acquisition of Super 8 Hotels by Hospitality Franchise Systems; and

    - The acquisition of Days Inn of America, Inc. by Hospitality Franchise Systems.

    In considering the Comparable Transactions, Banc of America Securities calculated the implied USFS value per common share (obtained by multiplying USFS' estimated 2000 EBITDA by the multiple range of 7.0x to 9.0x based on the Comparable Transactions). The implied USFS value per common share for Case1 is $4.09 to $5.18 while the implied USFS value per common share for Case 2 is $2.90 to $3.65. Earnings estimates for the Company were provided to Banc of America Securities by the management of the Company.

    No company utilized in the selected comparable transaction analysis is identical to USFS nor is any transaction identical to the Proposed Transaction. An analysis of the results therefore requires complex considerations and judgements regarding the financial and operating characteristics of USFS and the companies involved in the Comparable Transactions, as well as other facts that could affect their publicly-traded and/or transaction value. The numerical results are not in themselves meaningful in analyzing the Proposed Transaction as compared to Comparable Transactions.

PREMIUMS PAID ANALYSIS

    Banc of America Securities reviewed the consideration paid in 138 comparable U.S. acquisitions involving an aggregate value of between $100 and $300 million which were announced between January 1, 1998 and May 17, 2000. Banc of America Securities calculated the premiums paid in these transactions over the applicable stock price of the target company one day, one week and four weeks prior to the announcement of the acquisition offer. Such analysis indicated median premiums of 27.3%, 32.3% and 39.0%, respectively. Banc of America Securities noted that the premiums implied by the $7.50 tender offer were 25.0%, 57.9% and 62.2% for the period one day, one week and four weeks prior to the date of Banc of America Securities's opinion.

COMPARABLE PUBLIC AND PRIVATE CONVERTIBLE SECURITY TRANSACTIONS

    Banc of America Securities reviewed the following three separate types of convertible security transactions in order to determine whether the terms of the A Preferred Stock and the B Preferred Stock reflected current market conditions:
(1) publicly and privately issued convertible preferred securities in the real estate and lodging industries since March 1996; (2) publicly issued convertible securities issued since January 2000; and (3) privately issued convertible preferred securities issued since March 2000.

    Banc of America Securities analyzed 20 (9 publicly issued and 11 privately issued) transactions involving issuances of convertible preferred securities in the real estate sector focusing on the coupon and conversion premium in such transactions. The conversion premiums on the publicly issued securities ranged from 2.37% to 27.12%, with an average premium of 14.63%. The conversion premium on the privately issued securities ranged from 0.0% to 102.1%, with an average premium of 21.09%. The coupon on the publicly issued securities ranged from 5.25% to 8.25%, with an average coupon of 7.38%. The coupon on the privately issued securities ranged from 7.0% to 12.0%, with an average of 8.27%. Banc of America Securities analyzed 12 transactions involving issuances of convertible securities in public transactions in the lodging sector focusing on the coupon and conversion premium in such transactions. The conversion premiums in such transactions ranged from 11.2% to 28.8%, with a premium average of 20.5%. The coupon on the convertible securities in such transactions ranged from 4.25% to 8.625%, with an average coupon of 6.77%.

    Banc of America Securities analyzed 82 transactions that have been announced since January 2000 involving non-industry specific publicly issued convertible securities. All such securities were issued in 2000 and the transactions ranged in size from $75 million to $2 billion. The average size was $350.4 million. Of these transactions, no transactions were completed for companies with an equity market cap of less than $400 million. The conversion premiums in such transactions ranged from 5% to 43.1%, with an average premium of 21.2%. The coupon in such transactions ranged from 2.75% to 8.50%, with an average coupon of 5.5%.

    Banc of America Securities analyzed 37 transactions involving privately issued convertible preferred securities focusing on the coupon and the conversion premium. The conversion premiums in such transactions ranged from (140.6)% to 100.6%, with an average premium of (5.7)%. The coupon ranged from 0.0% to 10.0%, with an average coupon of 6.0%.

                                                 CONVERSION
                                               PREMIUM RANGE           AVERAGE        COUPON RANGE
                                         --------------------------   CONVERSION   -------------------   AVERAGE
                                               LOW           HIGH      PREMIUM       LOW        HIGH      COUPON
                                         ---------------   --------   ----------   --------   --------   --------
Real Estate Convertible Transactions
  Public...............................             2.4%     27.1%       14.6%       5.3%       8.3%       7.4%
  Private..............................             0.0%    102.1%       21.1%       7.0%      12.0%       8.3%

Lodging Convertible Transactions.......            11.2%     28.8%       20.5%       4.3%       8.6%       6.8%

Public Convertible Transactions........             5.0%     43.1%       21.2%       2.8%       8.5%       5.5%

Private Convertible Transactions.......          -140.6%    100.6%       -5.7%       0.0%      10.0%       6.0%

    In the Proposed Transaction, the A Preferred Stock has a coupon of 8.5%, and the B Preferred Stock has a coupon of 6.0% and a conversion premium of a range from 19.5% (based on a Conversion/Exchange Price of $6.50) to 37.9% (based on a Conversion/Exchange Price of $7.50). The Conversion/Exchange Price for the
B Preferred Stock is equal to 130% of the market price of the Class A Common Stock (based on the average representative bid and asked prices quoted on the Nasdaq Stock Market at 4:00 p.m. on each of the 21 business days ending on the 90th day after the first issuance of the B Preferred Stock). For the purposes of this analysis, Banc of America Securities assumed that there would be no downward adjustment in the Conversion/Exchange Price. Pursuant to the terms of the B Preferred Stock, the Conversion/Exchange Price can in no event be lower $6.50 and no higher than $7.50. However, the Conversion/Exchange Price may be subject to downward adjustments in certain circumstances. See
"Proposal 1--Terms of the B Preferred Stock--Conversion/Exchange."

    The summary set forth above does not purport to be a complete description of the analysis presented by Banc of America Securities. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Banc of America Securities believes that selecting any portion of its analysis or of the summary set forth above, without considering the analyses as a whole, would create an incomplete view of the process underlying Banc of America Securities' opinion. In arriving at its opinion, Banc of America Securities considered the results of all such analyses. The analyses performed by Banc of America Securities are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses. The analyses do not purport to be appraisals or to reflect the prices at which the Company might actually be sold or the prices at which the Class A Common Stock may trade at any time in the future. Such analyses were prepared solely for the purposes of Banc of America Securities providing its opinion to the Board as to the fairness, from a financial point of view, of the Proposed Transactions, taken as a whole, to the holders of shares of Common Stock (other than the Excluded Stockholders). Analyses based upon forecasts or future results are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors related to general economic and competitive conditions beyond the control of the parties or their respective advisors, Banc of America Securities has assumed no liability for such forecasts. As described above, Banc of America Securities' opinion and presentation to the Board were among the many factors taken into consideration by the Board in making its determination to approve, and to recommend that the Company's stockholders approve, the matters being considered by the stockholders at the Annual Meeting. The foregoing summary does not purport to be a complete description of the analysis performed by Banc of America Securities and is qualified by reference to the written opinion dated as of June 2, 2000 of Banc of America Securities set forth in Appendix A hereto. The stockholders of USFS are encouraged to read this opinion in its entirety.

    Banc of America Securities provides a full range of financial, advisory and security services and in the ordinary course of its normal trading, brokerage, investment banking, principal investing, investment management and financing activities may at any time hold long or short positions or other investments and may trade or otherwise effect transactions, for its own account, those of its affiliates, or the accounts of its customers, in the equity securities of the Company. Banc of America Securities and its affiliates also have certain lending relationships with certain entities ("Pritzker Controlled Entities") controlled by Pritzker family business interests (that control the Investor Group), have in the past acted as the agent for a Pritzker Controlled Entity and are currently under discussions regarding a potential partnership with a Pritzker Controlled Entity in a real estate oriented debt fund. In addition, Pritzker family business interests were a significant shareholder in Montgomery Securities, a predecessor of Banc of America Securities. In the past, Banc of America Securities or its affiliates have provided financial advisory and financing services for the Company and have received fees for the rendering of these services.

    Pursuant to the terms of the Engagement Letter, the Company has agreed to pay Banc of America Securities a transaction fee based on the Proposed Transactions. The Engagement Letter also calls for the Company to reimburse Banc of America Securities for its reasonable out-of-pocket expenses. Pursuant to a separate letter agreement, the Company has agreed to indemnify Banc of America Securities, its affiliates, and their respective partners, directors, officers, agents, consultants, employees and controlling persons against certain liabilities, including liabilities under the federal securities laws.

EFFECT OF ISSUANCE OF PREFERRED STOCK AND CLASS A COMMON STOCK

    The issuance of the Preferred Stock and consummation of the Offer are conditioned upon each other and will result in the Investor Group beneficially owning approximately 42.9% of the voting power of the Company (assuming the maximum of 8,666,666 shares of Common Stock are accepted for purchase in the Offer and the conversion of Neal Aronson's shares of Class B Common Stock into shares of Class A Common Stock, as contemplated by the Aronson Agreement). The issuance of the Preferred Stock will, therefore, dilute the voting power of the stockholders of the Company and, in combination with the consummation of the Offer and the execution of the agreements contemplated by the Recapitalization Agreement, give the Investor Group the ability to control the business and corporate actions of the Company requiring stockholder approval, including the election of directors, a sale of substantially all of the Company's assets and a merger of the Company with another entity.

    In addition, upon consummation of the Offer and the Investment, Mr. and Mrs. Michael Leven will beneficially own approximately 27.5% of the voting power of the Company (assuming the maximum of 8,666,666 shares of Common Stock are accepted for purchase in the Offer, Neal Aronson converts his shares of Class B Common Stock into shares of Class A Common Stock, and Mr. and Mrs. Leven retain half of the shares of Common Stock currently owned by them and that all of such shares are Class B Common Stock).

    Delaware general corporate law empowers the Company's Board of Directors to direct the management of the Company's business and to make numerous major decisions without the approval of the Company's stockholders. Matters and decisions subject to Board control include, among other things, the purchase and sale of assets of the Company within the ordinary course of business, the issuance of debt securities and additional equity securities (subject to limitations imposed by the Company's Certificate of Incorporation), the declaration of dividends, the election and removal of officers of the Company, capital expenditure decisions, strategic planning, by-law amendments, executive compensation matters and the recommendation for stockholder approval of certain major corporate transactions. Upon consummation of the Offer and the Investment, a majority of the Board of Directors (6 out of 11) will be designated by the Investor Group. If these six directors vote together, they will have the ability to control the outcome of matters and decisions voted on by the Board. This ability to control the Board of Directors and the concentration of ownership could (1) result in the Investor Group taking actions with respect to the Company with which the other stockholders do not agree and/or (2) delay, defer or prevent tender offers or takeover attempts that other stockholders of the Company consider to be in their best interests and adversely affect the price that investors might be willing to pay in the future for shares of Common Stock. Also, in the event of a sale of the Company's business, the Investor Group could attempt to receive a control premium to the exclusion of other stockholders. In addition, Pritzker family business interests, which control the Investor Group, have interests in companies in the hospitality industry, which is the same industry in which the Company operates. Therefore, the Investor Group may have conflicts between the Company's interests and Pritzker family business interests' in competing companies.

    There can be no assurance that the Investor Group or Mr. and Mrs. Leven will not take actions that adversely affect the interests of other stockholders. Although the Company expects to benefit from the participation of the Investor Group's director designees and its stronger relationships with the Investor Group as significant investors in the Company, there can be no assurance that the Investor Group's influence on, and participation in, the Company's management will not have a material adverse affect on the Company's financial condition and performance. In addition, Pritzker family business interests are not committed to make additional resources available to the Company.

    The B Preferred Stock participates in dividends and liquidating distributions from the Company on an "as-converted" basis, which assumes the conversion/exchange of all B Preferred Stock into Class A Common Stock. As a result, the issuance of B Preferred Stock to the Investors may decrease the rights of the holders of Common Stock to participate in dividends and liquidating distributions from the Company. In addition, the Preferred Stock has dividend and liquidation preferences over the Common Stock. As a result, holders of Common Stock will not be entitled to receive dividends or distributions upon liquidation of the Company until the holders of Preferred Stock receive the preferential dividends and distributions to which they are entitled. Because the aggregate Liquidation Value of the Preferred Stock increases with the accrual of dividends and the possible issuance of additional shares of Preferred Stock in lieu of cash dividends, the preferences of the Preferred Stock over the Common Stock and the rights of the B Preferred Stock to participate in dividends and distributions on liquidation of the Company may increase over time relative to the rights of the Common Stock. The A Preferred Stock has a preferential dividend that accrues at the annual rate of 8.5% on the Liquidation Value (initially an aggregate of $65,000,000) of the A Preferred Stock, and the B Preferred Stock has a preferential dividend that accrues at the annual rate of 6.0% on the Liquidation Value (initially an aggregate of $10,000,000) of the B Preferred Stock. The funds used by the Company to pay these dividends will not be available for other purposes.

    The A Preferred Stock will be subject to mandatory redemption by USFS aproximately seven years after the date of issuance and the B Preferred Stock will be subject to mandatory redemption by USFS approximately ten years after the date of issuance. Any requirement for redemption could impose significant financial obligations on USFS unless the Preferred Stock is converted/exchanged for Class A Common Stock before the redemption date.

    The issuance of the Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock will dilute the economic interests of the other then existing stockholders. The provisions of the B Preferred Stock provide for adjustments to the Conversion/Exercise Price under specified circumstances. These adjustments may result in significant further economic dilution to the holders of Common Stock. However, the conversion/exchange of the B Preferred Stock will eliminate the preferential dividend accrual and preferences on liquidation of the B Preferred Stock and any A Preferred Stock surrendered for conversion/exchange.

    The Class A Common Stock is currently listed on the Nasdaq National Market. In the Recapitalization Agreement, the Investor Group has agreed to use its reasonable efforts to cause the Class A Common Stock to be listed on the Nasdaq Stock Market, which includes both the Nasdaq National Market and The Nasdaq SmallCap Market ("Nasdaq"). In order for the Company to maintain the Nasdaq National Market designation with respect to its Class A Common Stock, the Company is required to meet certain criteria, including having net tangible assets of at least $4,000,000 or a minimum bid price of $5.00 per share for its Class A Common Stock. The Company desires to maintain the listing of the Class A Common Stock on the Nasdaq National Market. However, after the consummation of the Offer and the Investment, there can be no assurance that the Company will do so. In the event the listing of the Class A Common Stock on the Nasdaq National Market is terminated, the Company would seek to transfer the listing of the Class A Common Stock to The Nasdaq SmallCap Market, which would require the Company to have, among other things,
(1) net tangible assets of at least $2,000,000 or a market capitalization of at least $35,000,000 and (2) a minimum bid price of $1.00 for its Class A Common Stock. Although the Company believes, based on the current market price of the Class A Common Stock, that it would meet The Nasdaq SmallCap Market listing requirements, there can be no assurance that the Company will do so, in which case the Class A Common Stock would not be listed for trading on Nasdaq. This would adversely affect the ability of investors to obtain pricing information about the Class A Common Stock and sell or purchase the Class A Common Stock.

    The Company believes that its Class A Common Stock is currently "held of record" by less than 300 persons, as such term is defined pursuant to Rule 12g5-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Therefore, the Class A Common Stock is currently eligible for deregistration under the Exchange Act. In the Recapitalization Agreement, the Investor Group has agreed to use reasonable efforts to cause the Class A Common Stock to continue to be listed on Nasdaq. Nasdaq listing of a security requires registration of that security under the Exchange Act. Consequently, as long as the Class A Common Stock is listed on Nasdaq, the Company cannot deregister the Class A Common Stock from the Exchange Act. Registration under the Exchange Act requires, among other things, the Company to furnish annual and quarterly information to its stockholders and the Commission and to comply with the Commission's proxy rules in connection with the solicitation of proxies.

    For a discussion regarding proposed amendments to the Company's Certificate of Incorporation which may have the effect of delaying, deferring or preventing a change of control of the Company, see "Proposal 2."

MATERIAL CONDITIONS TO THE CLOSING OF THE INVESTMENT AND THE OFFER

    Each party's respective obligations under the Recapitalization Agreement are conditioned upon the satisfaction or waiver of the following conditions:

    a. The Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock must be approved by the stockholders of the Company in accordance with applicable law and the Company's Certificate of Incorporation and By-Laws;

    b. The amendments to the Certificate of Incorporation described in Proposals 2 and 3 must be duly approved by the stockholders of the Company in accordance with applicable law and the Company's Certificate of Incorporation and By-Laws;

    c. Consummation of the Investment and the Offer may not result in a violation of any applicable law, including a violation of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and all applicable waiting periods thereunder shall have expired or been terminated;

    d. No preliminary or permanent injunction or other order issued by any United States federal or state court of competent jurisdiction in the United States prohibiting the consummation of the Offer or the Investment shall be in effect or threatened;

    e. All conditions to the Offer must be satisfied or waived. The material conditions to the Offer are expected to include: (1) a minimum of 3,000,000 shares of Common Stock must be tendered; (2) the Company's stockholders must approve the Company's issuance and sale of the Preferred Stock and the Company's issuance of the Class A Common Stock upon the potential conversion/ exchange of the B Preferred Stock described in this Proposal 1 and the amendments to the Company's Certificate of Incorporation described in Proposals 2 and 3;
       (3) customary regulatory clearances shall have been obtained; (4) the Investor Group shall not have materially breached any of their representations, warranties, covenants or agreements in the Recapitalization Agreement; and (5) all of the conditions to the Investors' obligation to purchase the Preferred Stock shall have been fulfilled or waived;

    f. The members of the Board of Directors of the Company, other than Messrs. Leven, Romaniello, Geoga, Chafetz and Sonnenfeld, must resign; the remaining members of the Board of Directors must take all necessary steps to cause the Board of Directors to consist of eleven members immediately following the effective time of the resignations; and the remaining members of the Board of Directors must appoint one person to serve with Messrs. Chafetz and Sonnenfeld as Independent Directors and five other directors as will be designated by the Investor Group (some of whom may also qualify as Independent Directors); and

    g. The Class A Common Stock issuable upon the potential conversion/exchange of the B Preferred Stock must be approved for listing on Nasdaq, pending official notice of issuance.

    The Investor Group's obligations under the Recapitalization Agreement are also conditioned upon the satisfaction or waiver of the following additional conditions:

    a. In general, the representations and warranties of the Company contained in the Recapitalization Agreement must be true and correct as of the closing of the Offer and the Investment;

    b. In general, since the execution of the Recapitalization Agreement, there can be no change in the Company's assets, financial condition or results of operations, nor can there be any other development, event or condition relating to or affecting the Company that could reasonably be expected to have a material adverse affect on the Company;

    c. The Company must adopt, execute, and file with the Secretary of State of Delaware the Certificates of Designation setting forth the rights and preferences of the A Preferred Stock and the B Preferred Stock; and

    d. The Company must deliver to the Investor Group an opinion of the Company's legal counsel with respect to the matters required by the Recapitalization Agreement.

    The Company's obligations under the Recapitalization Agreement are also conditioned upon the satisfaction or waiver of the following additional conditions:

    a. In general, representations and warranties of the Investor Group contained in the Recapitalization Agreement must be true and correct as of the closing of the Offer and the Investment; and

    b. The Investors shall have paid to the Company $75,000,000 against delivery of the Preferred Stock.

MISCELLANEOUS PROVISIONS OF THE RECAPITALIZATION AGREEMENT

    RESTRICTIONS ON STOCK ACQUISITIONS

    In the Recapitalization Agreement, the Investor Group has agreed to refrain, for a period of four years from the closing of the Investment and the Offer, from purchasing shares of Common Stock, either on the open market or, except under certain circumstances, in connection with any other transaction, at a price less than (1) $7.50, if such transaction is effected within 24 months after the closing date of the Recapitalization Agreement, or (2) if such transaction is effected after a 24-month period, at a price that is less than the highest bid price per share of Class A Common Stock for the preceding 52-week period. Such prices are subject to adjustment for any stock split, stock dividend, reclassification, or any other action with respect to the outstanding shares of Common Stock. Any adjustment will be made pursuant to a resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors.

    This requirement of the Recapitalization Agreement may be modified or waived on behalf of the Company by resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors.

    AFFILIATE TRANSACTIONS

    In the Recapitalization Agreement, the Investor Group has agreed to refrain, for a period of five years after the closing of the Investment and the Offer, from entering into any transaction, including a purchase or sale of property or the performance of a service, with the Company or any of the Company's subsidiaries unless (1) the transaction terms are fair and no less favorable to the Company than those that could be obtained from a party that is not a member of the Investor Group, (2) if the transaction involves an amount in excess of $2,000,000, the agreement is set forth in writing and approved by a resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors, and (3) if the transaction involves an amount in excess of $5,000,000, the terms have been determined by a nationally recognized investment banking, valuation or accounting firm to be fair, from a financial point of view, to the Company.

    This requirement of the Recapitalization Agreement may be modified or waived on behalf of the Company by resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors.

    NO SOLICITATION

    The Company has agreed that, other than the Offer or the Investment, it will not, and will use its reasonable efforts to cause its directors, officers, employees, agents, representatives, and investment bankers not to, directly or indirectly solicit, initiate, knowingly encourage, engage in any discussions regarding, provide any person confidential information with respect to, or agree to or endorse any proposal relating to a possible (1) merger, consolidation, tender or exchange offer or similar transaction, (2) sale, lease or other disposition of 10% or more of proprietary rights or other material assets of the Company, (3) acquisition or issuance of securities representing 15% or more of the votes attached to the outstanding securities of the Company, (4) liquidation or dissolution,
(5) recapitalization, or (6) transaction similar to any of the foregoing (an "Acquisition Proposal").

    However, the Company or its Board of Directors, directly or indirectly, may furnish non-public information to, or enter into negotiations with, any person in connection with an unsolicited Acquisition Proposal that would (1) result in the opportunity for all stockholders to receive cash or other property for at least 75% of all issued and outstanding shares of Common Stock, and (2) in the reasonable good faith judgement of the Board of Directors, result in a transaction more favorable to the stockholders from a financial point of view than the Offer (a "Superior Proposal"). In the event that the Company does not consummate the Offer and the Investment and enters into an agreement for such a Superior Proposal, the Company must pay the Investors $3,000,000 and reimburse the Investor Group for its reasonable legal and other expenses incurred in preparation of the Recapitalization Agreement and related documents, not to exceed $1,000,000, and legal fees reasonably incurred to enforce any such payment (with interest).

    TERMINATION

    The Recapitalization Agreement may be terminated and the Offer may be terminated and abandoned at any time prior to the closing of the Offer and the Investment, before or after stockholder approval of the issuance of the Preferred Stock and the Class A Common Stock and of the amendments to the Certificate of Incorporation described in Proposals 2 and 3, by (1) mutual consent of the Company and the Investors, (2) either the Company or the Investors if the other party fails to comply in any material respect with any covenant or agreement in the Recapitalization Agreement, (3) either the Investors or the Company if the purchase of Common Stock pursuant to the Offer does not become effective by November 30, 2000, if such stockholder approval is not obtained by October 15, 2000, subject to extension under certain circumstances, or if the Offer terminates or expires without the Company's acceptance for purchase of any shares of Common Stock or (4) the Company if its Board of Directors approves and enters into definitive documents for a Superior Proposal. If the Investors terminate the Recapitalization Agreement because the Company breaches a representation or covenant or breaches its obligations under the Recapitalization Agreement with respect to an Acquisition Proposal, the Company is required to reimburse the Investor Group for its reasonable legal and other expenses incurred in preparation of the Recapitalization Agreement and related documents, not to exceed $1,000,000, and legal fees reasonably incurred to enforce any such payment (with interest).

    ACCELERATED VESTING OF OPTIONS AND RESTRICTED SHARES

    Immediately prior to completion of the Offer, all 1,371,317 shares of Common Stock that are Restricted Shares (as defined below) will become unrestricted and may be tendered for sale to the Company pursuant to the Offer. See "Proposal 5--Management Shares of Common Stock." In addition, all outstanding options to purchase 823,957 shares of Class A Common Stock granted under the Option Plan will become vested and exercisable. Under the terms of the Recapitalization Agreement, the Company is required to afford each holder of options under the Option Plan an opportunity to receive cash for their vested and exercisable options (and receive the net value thereof) at or following the expiration of the Offer. The Company expects to provide holders of vested options with an exercise price below $7.50 the opportunity to surrender all or any portion of those vested options to the Company at such time after the Offer as the Company is permitted to do so under applicable law in exchange for a cash payment equal to the difference between the exercise price and $7.50. If all outstanding "in-the-money" options are surrendered for cash pursuant to this arrangement, the aggregate cash payment by the Company will be $2,592,061. The vesting of options and Restricted Shares will not be accelerated if the Offer and the Investment are not consummated. The acceleration of vesting of options and Restricted

Shares will also result in non-cash charges of $785,750 upon completion of the Offer and the Investment. See "--Pro Forma Consolidated Statement of Financial Position" and "--Pro Forma Consoldated Statement of Operations."

AGREEMENTS EXECUTED AND TO BE EXECUTED IN CONNECTION WITH THE RECAPITALIZATION
  AGREEMENT

    The Company will enter into new employment agreements with Mr. Leven, the Company's Chief Executive Officer, and Mr. Romaniello, the Company's President and Chief Operating Officer, to become effective upon the consummation of the Offer and the Investment. In addition, the Company has set the base salary of Stephen Aronson, the Company's Vice President and General Counsel, at $150,000, effective July 1, 2000, with a guaranteed bonus of $50,000 to be paid at the end of 2000 and up to an additional $50,000 in bonus in 2001. Upon consummation of the Offer and the Investment, Mr. Aronson will receive a lump sum payment of $150,000 from the Company.

    NEW LEVEN EMPLOYMENT AGREEMENT

    The Company will enter into a new employment agreement with Mr. Leven which will become effective upon consummation of the Offer and the Investment on substantially the terms described herein. Mr. Leven's new employment agreement with the Company will provide for his employment as Chief Executive Officer and Chairman of the Board of the Company for a five-year term commencing on the effective date of the agreement. Mr. Leven will be entitled to a base salary of at least $500,000 per year, subject to annual cost of living increases. In addition, Mr. Leven will be paid a performance bonus no later than 120 days after the end of each fiscal year and the performance bonus target will be in an amount no less than $250,000. Mr. Leven will also be granted options to purchase 200,000 shares of Class A Common Stock with an exercise price equal to the Initial Conversion/Exercise Price of the B Preferred Stock. The options will become vested and exercisable with respect to 20% of the options on each anniversary of the grant date and will be exercisable until the tenth anniversary of the grant date. Upon termination of Mr. Leven's employment, by the Company for reasons other than for "cause" or by Mr. Leven for "good reason" (each as defined below), all of his granted but unvested options will immediately vest. The Company will agree to maintain certain insurance benefits for Mr. Leven under his new employment agreement, including term life insurance in the amount of $3,000,000, executive health, dental and medical insurance, long term disability and long term home care. Mr. Leven will also be eligible for participation in all of the Company's employee welfare and benefit plans under his new employment agreement which may be in effect from time to time, including a retirement plan, annual and long-term incentive compensation plans, group life insurance, accident and death insurance, medical and dental insurance, pension plans and disability plans.

    Mr. Leven's new employment agreement also will contain confidentiality provisions that will prohibit him from disclosing Company trade secrets at any time in the future and from disclosing any confidential information relating to the Company for a period extending three years after the termination of his employment agreement. The agreement will also contain non-competition provisions that will prohibit Mr. Leven from competing in the franchising business generally and in the business of franchising, operating or managing of hotels and motels for a period of three years following the termination of his employment for "cause" or his resignation without "good reason." In addition, for a period extending for three years after the termination of his employment with the Company regardless of the reason, Mr. Leven will agree to refrain from
(1) soliciting any employee of the Company and (2) inducing any franchisee or supplier of the Company to terminate its relationship with the Company. Furthermore, for a period extending for three years after termination of his employment for reasons other than by the Company without "cause" or by Mr. Leven for "good reason" Mr. Leven will refrain from soliciting the Business (as defined in such employment agreement) or entering into any contractual relationship with any franchisee or licencee regarding the Business, subject to several qualifications. The enforceability of these non-disclosure and non-competition provisions under Georgia law, which will govern Mr. Leven's agreement, is uncertain.

    In addition to allowing Mr. Leven to resign at any time for "good reason," his employment agreement will provide that Mr. Leven may resign at any time upon six months notice. If his resignation is without "good reason," the Company will be required to pay Mr. Leven only his base salary, unused vacation time, and performance bonus actually earned or accrued through the effective date of resignation. If Mr. Leven resigns for "good reason," or if his employment is terminated without "cause," he will be entitled to a single lump sum severance payment equal to his base salary and he will be entitled to receive his performance bonus and continuation of other benefits for one year following such termination of employment. If Mr. Leven's employment is terminated by the Company without "cause" or by Mr. Leven for "good reason", in either case during the first year, his lump sum payments and benefits will be provided for a two-year period. For the purpose of Mr. Leven's employment agreement, "good reason" will mean the occurrence of any one of the following events: (1) any material breach (which is not corrected within 30 days following written notice from Mr. Leven to the Company specifying such breach) by the Company of its obligations under this agreement or (2) resignation by Mr. Leven at the written request of the Company which has been authorized by the Company's Board of Directors. For the purpose of Mr. Leven's employment agreement, "cause" will mean (1) the conviction or no contest plea for any felony other than a traffic-related offense, (2) fraud, theft, embezzlement or intentional misappropriation of funds of the Company, and (3) repeated negligence of duties (other than for bad judgement), and (4) material breach of obligations under the employment agreement. In addition, pursuant to the Company's By-Laws, Mr. Leven's employment agreement will not be subject to termination without the approval of 75% of the Board of Directors (excluding Mr. Leven).

    ROMANIELLO EMPLOYMENT AGREEMENT

    The Company will enter into an employment agreement with Mr. Romaniello, currently the Company's President and Chief Operating Officer, which will become effective upon the consummation of the Offer and the Investment.
Mr. Romaniello's new employment agreement with the Company will provide for his employment as President and Chief Operating Officer of the Company for a seven-year term commencing on the effective date of the agreement.
Mr. Romaniello will be entitled to a base compensation equal to the sum of
(1) $3,000 times the number of newly executed Microtel franchise agreements in a given calendar year, up to a maximum of 110, plus (2) $2,000 times the number of newly executed Microtel franchise agreements in excess of 110, plus (3) $2,000 times the number of newly executed franchise agreements (excluding Microtel agreements) for all of the Company's other hotel brands currently existing or hereafter acquired or licensed. Mr. Romaniello will be entitled to a yearly draw of $110,000 against such base compensation payable in bi-monthly installments. Mr. Romaniello will be granted options to purchase 250,000 shares of Class A Common Stock with an exercise price equal to the Initial Conversion/Exchange Price of the B Preferred Stock. The options will become vested and exercisable with respect to 1/7(th) of the options on each anniversary of the grant date. Upon termination of his employment by the Company for reasons other than for "cause" or by Romaniello for "good reason" (each of which is substantially similar to those expected to be in Mr. Leven's new employment agreement), all of his granted but unvested options will immediately vest. Mr. Romaniello will be eligible for participation in all of the Company's employee welfare and benefit plans under his new employment agreement which may be in effect from time to time, including a retirement plan, annual and long-term incentive compensation plans, group life insurance, medical and dental insurance and pension plans. The Company will continue the split dollar life insurance and disability insurance benefits currently provided to Mr. Romaniello.

    Mr. Romaniello also will be offered a one-time opportunity to purchase up to 250,000 newly issued shares of Class A Common Stock within 270 days after completion of the Offer and the Investment at a price equal to the market price at the close of business on the date Mr. Romaniello gives notice of his intention to purchase those shares. Pritzker family business interests have advised the Company that they have agreed to lend Mr. Romaniello the funds to enable him to purchase these shares. The loan will be secured by the shares purchased.

    Mr. Romaniello's new employment agreement also will contain confidentiality provisions that will prohibit him from disclosing Company trade secrets at any time in the future and from disclosing any confidential information relating to the Company for a period extending three years after the termination of his employment agreement. The agreement will also contain non-competition provisions that will prohibit Mr. Romaniello from competing in the hotel franchising business for a period of three years following the termination of his employment for "cause" or his resignation without "good reason." In addition, Mr. Romaniello will agree to refrain for a period extending for three years after termination of his employment with the Company regardless of the reason from (1) soliciting any employee of the Company; and (2) inducing any franchisee or supplier of the Company to terminate its relationship with the Company. Furthermore, for a period extending for three years after termination of his employment for reasons other than by the Company without "cause" or by Mr. Romaniello for "good reason" or by Mr. Romaniello within 90 days of a change of control of the Company Mr. Romaniello will agree to refrain from soliciting the Business (as defined in such employment agreement) or entering into any contractual relationship with any franchisee or licensee regarding the Business, subject to several qualifications. The enforceability of these non-disclosure and non-competition provisions under Georgia law, which will govern
Mr. Romaniello's agreement, is uncertain.

    In addition to allowing Mr. Romaniello to resign at any time for "good reason," his employment agreement will provide that he may resign at any time upon three months notice. If his resignation is without "good reason," the Company is required to pay Mr. Romaniello his base compensation through the date of termination. If Mr. Romaniello resigns for "good reason," or if his employment is terminated without "cause," he will be entitled to a single lump sum severance payment equal to the sum of his base compensation for one full year and he will continue to receive full benefits for a period of one full year following termination. Furthermore, Mr. Romaniello may resign upon a change of control of the Company. In such case, the Company is required to pay
Mr. Romaniello all fringe benefits and his base compensation through the date of termination. Unless and until Mr. Romaniello is offered and accepts employment with an affiliate of the Investor Group, he will be entitled to receive for one year a monthly amount equal to one-twelfth of his base compensation and continuation of other benefits (other than perquisites).

    SEPARATION AGREEMENT

    In connection with the execution of the Recapitalization Agreement, the Company entered into an agreement with Neal Aronson (the "Separation Agreement"), which provides that Mr. Aronson will resign from his employment with the Company 60 days after consummation of the Offer and the Investment and provides him with severance benefits in connection therewith. Mr. Aronson's severance benefits will include: (1) a cash payment of $350,000 payable on his ending date, (2) an office and office support for 30 days after his ending date,
(3) reimbursement of up to $15,000 expenses for the pursuit of other employment opportunities, (4) reimbursement of up to $10,000 of legal fees in connection with the agreement and reimbursement of up to $15,000 of relocation expenses, and (5) certain other benefits including split dollar life insurance and medical coverage for his family paid for by the Company for 16 months after his ending date with the Company (to the extent that Mr. Aronson is not eligible for similar coverage provided by another employer). The Separation Agreement provides that all of its provisions cease to be effective if the Offer is not consummated or is materially amended, the Restricted Shares are not fully vested by the closing of the Investment and the Offer or the Recapitalization Agreement is terminated pursuant to its terms.

    ARONSON AGREEMENT

    In connection with the execution of the Recapitalization Agreement, Meridian entered into an agreement with Neal Aronson (the "Aronson Agreement") which obligates Mr. Aronson to, among other things, (1) tender all the shares of Common Stock over which he has dispositive control in the Offer, (2) vote his shares of Common Stock, and any shares he has the power to vote, in favor of the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock described in this Proposal 1 and the amendments to the Certificate of Incorporation described in Proposals 2 and 3, and (3) convert any of his remaining shares of Class B Common Stock that are not accepted by the Company for purchase in the Offer into Class A Common Stock by the first business day after the closing of the Investment and the Offer. The Aronson Agreement provides that all of its provisions cease to be effective if the Offer is not consummated or is materially amended, the Restricted Shares are not fully vested by the closing of the Offer and the Investment or the Recapitalization Agreement is terminated pursuant to its terms. The complete text of the Aronson Agreement is attached hereto as Appendix E.

    LEVEN AGREEMENT

    In connection with the execution of the Recapitalization Agreement, Meridian entered into an agreement (the "Leven Agreement") with Mr. Leven and his wife that obligates Mr. and Mrs. Leven, among other things, (1) in their capacities as stockholders, to refrain for 90 days from June 2, 2000 from selling or exchanging their shares of Common Stock or taking any action, except pursuant to a Superior Proposal, that would adversely affect the transactions contemplated by the Recapitalization Agreement, (2) at a meeting of stockholders called for such purpose, to vote all their shares of Common Stock they have the power to vote in favor of the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock described in this Proposal 1 and the amendments to the Certificate of Incorporation described in Proposals 2 and 3, and (3) to not tender for purchase shares of Common Stock pursuant to the Offer that will result in more than 50% of the Common Stock held by Mr. and Mrs. Leven being acquired by the Company pursuant to the Offer, and if required to have their shares prorated in the Offer, to request to have the Company purchase their shares of Class A Common Stock before purchasing any shares of Class B Common Stock. Mr. and Mrs. Leven are not required to perform their obligations under clauses (1) and (2) above if the Offer is terminated or withdrawn pursuant to the Recapitalization Agreement or the Recapitalization Agreement is earlier terminated in accordance with its terms. The complete text of the Leven Agreement is attached hereto as Appendix F.

    STOCKHOLDERS AGREEMENT

    As contemplated by the Recapitalization Agreement, the Company expects that the Investor Group, Mr. Romaniello, Mr. and Mrs. Leven, and certain members of the Leven family will agree to enter into a Stockholders Agreement (the "Stockholders Agreement"). The Stockholders Agreement provides for various rights and restrictions, including: (1) restrictions on the ability of the parties to transfer their stock, (2) rights of first offer granting the Investor Group and any non-transferring party the ability to purchase its pro rata share of any shares offered for sale by any other party to third parties,
(3) tag-along rights which permits the other parties to transfer an amount of their shares on a pro rata basis in the event that the Investor Group proposes to transfer more than 20% of their shares held on the effective date of the agreement, (4) co-sale rights which obligate the other parties to transfer an amount of their shares on a pro rata basis on the same terms and conditions in the event that the Investor Group proposes to transfer more than 50% of their total shares, (5) an agreement among the parties not to pledge any of their shares of Common Stock without the consent of the Investor Group and (6) an agreement among the parties to vote all of their shares of Common Stock in favor of the election to the Board of Directors of the Company of (a) each of Messrs. Leven and Romaniello (subject to their continued employment by the Company and, for Mr. Leven, for such additional time as he meets certain shareholding requirements), (b) six persons designated by the Investor Group (two of whom may not be directors, officers, employees, agents or other representatives of the Investor Group or an affiliate of the Investor Group), and (c) at least three persons designated in accordance with proposed Section 12.1 of the Certificate of Incorporation described in Proposal 2. The complete text of the form of Stockholders Agreement is attached hereto as Appendix G.

    REGISTRATION RIGHTS AGREEMENT

    In connection with the execution of the Recapitalization Agreement, the Company has entered into a Registration Rights Agreement with the Investor Group and Neal Aronson (the "Registration Rights Agreement"). The Registration Rights Agreement grants the Investor Group the right to demand three times that the Company, at its expense, register the Investor Group's unregistered shares of Class A Common Stock for public resale under the Securities Act. Mr. Aronson will be able to request the inclusion of his shares of Class A Common Stock in any such demand registration. The Investor Group and Mr. Aronson will also be able to include their shares of Class A Common Stock in any registered public offering initiated by the Company. In each case, the shares requested to be registered will be subject to limitations or reductions depending upon the circumstances of the offering. The complete text of the Registration Rights Agreement is attached hereto as Appendix H.

USE OF PROCEEDS

    The gross proceeds of $75,000,000 to be received by the Company from the Investor Group in the Investment in exchange for the Preferred Stock is expected to be used as follows: $65,000,000 to purchase shares of Common Stock in the Offer (assuming the maximum of 8,666,666 shares of Common Stock are tendered and accepted for purchase), approximately $6,248,236 to pay the estimated remaining aggregate expenses relating to the Recapitalization Agreement, the Offer and related matters, including the expenses attributable to the cash payments the Company expects to make for surrender of options (assuming all 810,951 "in the money" options are surrendered), the fee payable to Banc of America Securities for its services as financial advisor to the Company and legal expenses, and the remaining approximately $3,751,764 (or such greater amount if less than the maximum number of (1) shares of Common Stock are tendered and accepted for purchase in the Offer and/or (2) options are surrendered for payment) for working capital and general corporate purposes. No assurances can be given that such funds will be available to fund activities related to future growth of the Company.

             PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                           MARCH 31, 2000 (UNAUDITED)

    The following unaudited Pro Forma Consolidated Statement of Financial Position is presented as if the issuance of the Preferred Stock and the completion of the Offer (assuming the acceptance of 8,666,666 shares of Common Stock tendered) had occurred on March 31, 2000. Such pro forma information is based in part upon, and should be read in conjunction with, the historical consolidated statement of financial position of the Company and its subsidiaries and the notes thereto, which are contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 and which are incorporated by reference in this Proxy Statement. See "Miscellaneous--Incorporation of Certain Information by Reference."

    The following unaudited Pro Forma Consolidated Statement of Financial Position is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2000, nor does it purport to represent the future financial position of the Company.

                                     ASSETS

                                                      COMPANY       PRO FORMA           COMPANY
                                                     HISTORICAL    ADJUSTMENTS         PRO FORMA
                                                    ------------   ------------       ------------
CURRENT ASSETS:
  Cash and temporary cash investments.............  $  5,776,000   $ 75,000,000 (A)   $  8,640,944
                                                                    (64,999,995)(B)
                                                                     (2,592,061)(C)
                                                                     (4,543,000)(D)
  Accounts receivable.............................     3,360,000             --          3,360,000
  Deposits and prepaid expenses...................       182,000             --            182,000
  Promissory notes receivable.....................     2,359,000             --          2,359,000
  Deferred commissions............................     4,249,000             --          4,249,000
                                                    ------------   ------------       ------------
    Total current assets..........................    15,926,000      2,864,944         18,790,944

PROMISSORY NOTES RECEIVABLE.......................    11,116,000             --         11,116,000
PROPERTY AND EQUIPMENT--Net.......................     2,053,000             --          2,053,000
FRANCHISE RIGHTS--Net.............................    24,463,000             --         24,463,000
DEFERRED COMMISSIONS..............................     5,254,000             --          5,254,000
DEVELOPMENT SUBSIDIES.............................    11,593,000             --         11,593,000
OTHER ASSETS--Net.................................       493,000             --            493,000
                                                    ------------   ------------       ------------
    Total assets..................................  $ 70,898,000   $  2,864,944       $ 73,762,944
                                                    ============   ============       ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                      COMPANY       PRO FORMA           COMPANY
                                                     HISTORICAL    ADJUSTMENTS         PRO FORMA
                                                    ------------   ------------       ------------
CURRENT LIABILITIES:
  Accounts payable................................  $    582,000   $         --       $    582,000
  Commissions payable.............................       758,000             --            758,000
  Deferred application fees.......................     5,052,000             --          5,052,000
  Accrued expenses................................     2,534,000       (250,000)(D)      2,284,000
                                                    ------------   ------------       ------------
    Total current liabilities.....................     8,926,000       (250,000)         8,676,000

DEFERRED APPLICATION FEES.........................     5,095,000             --          5,095,000
                                                    ------------   ------------       ------------
    Total liabilities.............................    14,021,000       (250,000)        13,771,000

REDEEMABLE STOCK:
  Preferred shares, par value $0.01 per share;
    authorized 1,000,000 shares; pro forma issued
    and outstanding 65,000 Series A shares, 8.5%
    dividend accrual rate, cumulative, (entitled
    in liquidation to $65,000,000 at March 31,
    2000).........................................                   64,549,333 (E)     64,549,333
  Preferred shares, par value $0.01 per share;
    authorized 1,000,000 shares; pro forma issued
    and outstanding 10,000 Series B shares, 6.0%
    dividend accrual rate, cumulative,
    exchangeable, convertible (entitled in
    liquidation to $10,000,000 at March 31,
    2000).........................................                    9,930,667 (F)      9,930,667
  Common shares, par value $0.01 per share; issued
    and outstanding 3,128,473 (net of 58,807 share
    in Treasury at March 31, 2000) entitled to
    redemption under certain circumstances at
    $324,000 (net of $6,000 in Treasury) at
    March 31, 2000................................       324,000       (324,000)(G)             --

STOCKHOLDERS' EQUITY:
  Common shares, par value $0.01 per share;
    authorized 30,000,000 shares of Class A Common
    Stock and 5,000,000 shares of Class B Common
    Stock, issued and outstanding 14,117,361
    Class A shares and 2,707,919 Class B shares
    at March 31, 2000 pro forma issued and
    outstanding 17,245,834 Class A shares and
    2,707,919 Class B shares at March 31, 2000....       167,000         31,285 (G)        198,285
  Capital in excess of par........................    90,687,000      1,078,465 (G)     91,765,465
  Accumulated deficit.............................   (34,301,000)    (5,772,811)(H)    (40,073,811)
                                                    ------------   ------------       ------------
                                                      56,553,000     (4,663,061)        51,889,939
  Less treasury stock, 8,666,666 shares, at
    cost..........................................            --    (66,377,995)(I)    (66,377,995)
                                                    ------------   ------------       ------------
  Total stockholders' equity......................    56,553,000    (71,041,056)       (14,448,056)
                                                    ------------   ------------       ------------
                                                    $ 70,898,000   $  3,491,153       $ 73,762,944
                                                    ============   ============       ============
  Net tangible book value per share...............  $       1.63                      $       1.67 (J)
                                                    ============                      ============

------------------------

(A) Reflects the issuance of 65,000 shares of A Preferred Stock and 10,000 shares of B Preferred Stock at $1,000 per share.

(B) Reflects the reacquisition by the Company in the Offer of 8,666,666 shares of outstanding Common Stock at $7.50 per share.

(C) Reflects the acquisition of 810,957 outstanding options to purchase Common Stock granted under the Option Plan.

(D) Reflects additional estimated costs and expenses incurred in connection with the Offer and the Investment, including fees and expenses of professionals and advisors of approximately $3,545,000, severance costs of $440,000, bonuses totaling $230,000, and other costs totaling $328,000, with a corresponding reduction of $250,000 in professional fees previously accrued.

(E) Reflects the issuance of 65,000 shares of A Preferred Stock, net of issuance costs of $450,667, which will be accreted over a 7 year period.

(F) Reflects the issuance of 10,000 shares of B Preferred Stock, net of issuance costs of $69,333, which will be accreted over a 10 year period.

(G) Reflects the reclassification of the Restricted Shares to Common Stock, due to the elimination of the vesting criteria and $785,750 in compensation expense arising as a result of the vesting of the unvested portion of all 823,957 outstanding options to purchase Common Stock granted under the Option Plan.

(H) Represents severance costs of $440,000, bonuses totalling $230,000, advisor fees of $1,975,000, and compensation expense of $785,750 arising as a result of the vesting of the unvested portion of all 823,957 outstanding options to purchase Common Stock granted under the Option Plan and the cash settlement of 810,957 of such outstanding options of $2,292,061.

(I) Reflects the reacquisition by the Company in the Offer of 8,666,666 shares of outstanding Common Stock at $7.50 per share, plus estimated costs and expenses incurred in connection with the Offer and the Investment, including fees and expenses of professionals and advisors of approximately $1,570,000 and other costs of $328,000, less amounts attributable to the issuance of the Preferred Stock of $520,000.

(J) Represents net tangible book value per share (total assets less franchise rights, less total liabilities) divided by pro forma weighted average shares of Common Stock outstanding of 11,267,906 plus the as converted B Preferred Stock (with an Initial Conversion/Exchange price of $7.50) of 10,000,000 shares of Common Stock.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

             FOR THE THREE MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

    The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the issuance of the Preferred Stock and the completion of the Offer (assuming the acceptance of 8,666,666 shares of common stock tendered) had occurred on January 1, 2000. Such pro forma information is based in part upon, and should be read in conjunction with, the historical consolidated statement of operations of the Company and its subsidiaries, and the notes thereto, which are contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 and which are incorporated by reference in this Proxy Statement. See "Miscellaneous--Incorporation of Certain Information by Reference."

    The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual financial position would have been assuming such transaction had been completed as of January 1, 2000, nor does it purport to represent the future financial position of the Company.

                                                     COMPANY        PRO FORMA          COMPANY
                                                   HISTORICAL      ADJUSTMENTS        PRO FORMA
                                                 ---------------   -----------       ------------
REVENUES:
  Royalty and other fee income.................    $ 3,873,000     $        --       $  3,873,000
  Franchise application fees...................        918,000              --            918,000
                                                   -----------     -----------       ------------
                                                     4,791,000              --          4,791,000
EXPENSES:
  General and administrative...................      4,112,000       2,395,000 (K)      6,574,750
                                                                     3,377,811 (L)
                                                                        67,750 (M)

  Franchise sales commissions..................        804,000              --            804,000
  Depreciation and amortization................        439,000              --            439,000
  Interest income..............................       (209,000)             --           (209,000)
                                                   -----------     -----------       ------------
                                                                                               --
Net loss before taxes..........................       (355,000)     (5,840,561)        (6,195,561)
                                                                                               --
  Income taxes.................................             --              --                 --
                                                   -----------     -----------       ------------
Net loss after taxes...........................    $  (355,000)    $(5,840,561)      $ (6,195,561)
                                                   ===========     ===========       ============
Net loss attributable to common shareholders...                                      $ (7,744,640)(N)
                                                                                     ============
Weighted average number of common shares
  outstanding..................................     19,934,572
Pro forma weighted average number of common
  shares outstanding...........................                                        11,267,906 (O)
Loss per share (Basic).........................    $     (0.02)
                                                   ===========
Pro forma loss per share (Basic) applicable to
  common shareholders..........................                                      $      (0.69)
                                                                                     ============
Pro forma deficiency in fixed charge
  coverage.....................................                                      $  7,726,811 (P)
                                                                                     ============

------------------------

(K) Reflects severance costs of $440,000, bonuses totaling $230,000 and advisor fees of $1,975,000 net of $250,000 in professional fees previously accrued.

(L) Reflects compensation expense of $785,750 arising as a result of the vesting of the unvested portion of all 823,957 outstanding options to purchase Common Stock granted under the Option Plan and the cash settlement of 810,957 of such outstanding options of $2,592,061.

(M) Reflects the compensation expense associated with granting options to purchase 450,000 shares of Class A Common Stock with an exercise price equal to the Initial Conversion/Exercise Price of the B Preferred Stock.

(N) Reflects the dividends and amortization of issuance cost associated with the Preferred Stock.

(O) Reflects reacquisition by the Company in the Offer of 8,666,666 shares of outstanding Common Stock, at $7.50 per share.

(P) Represents the deficiency in earnings to fixed charges, including dividends on the Preferred Stock.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                FOR THE YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)

    The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the issuance of the Preferred Stock and the completion of the Offer (assuming the acceptance of 8.666,666 million shares of Common Stock tendered) had occurred on January 1, 1999. Such pro forma information is based in part upon, and should be read in conjunction with, the historical consolidated statement of operations of the Company and its subsidiaries and the notes thereto, which are in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and which are incorporated by reference in this Proxy Statement. See "Miscellaneous--Incorporation of Certain Information by Reference."
    The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual financial position would have been assuming such transaction had been completed as of January 1, 1999, nor does it purport to represent the future financial position of the Company.

                                                     COMPANY        PRO FORMA          COMPANY
                                                    HISTORICAL     ADJUSTMENTS        PRO FORMA
                                                  --------------   -----------       ------------
REVENUES:
  Royalty and other fee income..................   $ 14,607,000    $        --       $ 14,607,000
  Franchise application fees....................      5,089,000             --          5,089,000
                                                   ------------    -----------       ------------
                                                     19,696,000             --         19,696,000
EXPENSES:
  General and administrative....................     12,175,000      2,645,000 (K)     15,091,000
                                                                     3,377,811 (L)
                                                                       271,000 (M)
  Franchise sales commissions...................      4,878,000             --          4,878,000
  Depreciation and amortization.................      1,677,000             --          1,677,000
  Interest income...............................     (2,469,000)
  Bad debt reserves.............................     17,121,000             --         17,121,000
                                                   ------------    -----------       ------------
                                                                                               --
Net loss before taxes...........................    (13,686,000)    (6,293,811)       (19,929,811)
                                                                                               --
  Income taxes..................................         62,000             --             62,000
                                                   ------------    -----------       ------------
Net loss after taxes............................   $(13,624,000)   $(6,293,811)      $(19,917,811)
                                                   ============    ===========       ============
Net loss attributable to common shareholders....                                     $(26,306,378)(N)
                                                                                     ============
Weighted average number of common shares
  outstanding...................................     19,886,030
Pro forma weighted average number of common
  shares outstanding............................                                       11,219,364 (O)
Loss per share (Basic)..........................   $      (0.02)
                                                   ============
Pro forma loss per share (Basic) applicable to
  common shareholders...........................                                     $      (0.43)
                                                                                     ============
Pro forma deficiency in fixed charge coverage...                                     $ 26,235,064
                                                                                     ============

------------------------

(K) Reflects severance costs of $440,000, bonuses totaling $230,000 and advisor fees of $1,975,000.

(L) Reflects compensation expense of $785,750 arising as a result of the vesting of the unvested portion of all 823,957 outstanding options to purchase Common Stock granted under the Option Plan and the cash settlement of 810,957 of such outstanding options of $2,592,061.

(M) Reflects the compensation expense associated with granting options to purchase 450,000 shares of Class A Common Stock with an exercise price equal to the Initial Conversion/Exercise Price of the B Preferred Stock.

(N) Reflects the dividends and amortization of issuance cost associated with the Preferred Stock.

(O) Reflects reacquisition by the Company in the Offer of 8,666,666 shares of outstanding Common Stock, at $7.50 per share.

(P) Represents the deficiency in earnings to fixed charges, including dividends on the Preferred Stock.

NO APPRAISAL RIGHTS

    Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Offer or the Investment.

REQUIRED VOTE

    The affirmative vote of (1) a majority of the voting power of the outstanding shares of Common Stock is required to approve the Company's issuance and sale of the Preferred Stock and the Company's issuance of Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock and
(2) 75% of the voting power of the outstanding shares of Class B Common Stock, voting as a separate class, is required to approve the Company's issuance and sale of the B Preferred Stock. As a result of the Leven Agreement and the Aronson Agreement and the expectation that Meridian, HSA and directors and officers of the Company will vote in favor of this proposal, the Company believes that stockholder approval is assured for Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE COMPANY'S ISSUANCE AND SALE OF THE PREFERRED STOCK AND THE COMPANY'S ISSUANCE OF THE CLASS A COMMON STOCK UPON THE POTENTIAL CONVERSION/ EXCHANGE OF THE B PREFERRED STOCK.

                                   PROPOSAL 2

TO APPROVE THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ESTABLISH REQUIREMENTS (1) FOR THE FUTURE COMPOSITION OF THE BOARD OF DIRECTORS AND (2) FOR THE COMPANY ENTERING INTO TRANSACTIONS THAT (A) MAY CAUSE THE CLASS A COMMON STOCK TO BE HELD BY RECORD OR BENEFICIALLY BY LESS THAN 300 PERSONS OR TO BE NEITHER LISTED ON A NATIONAL SECURITIES EXCHANGE NOR AUTHORIZED TO BE QUOTED ON AN INTERDEALER QUOTATION SYSTEM OF ANY REGISTERED NATIONAL SECURITIES ASSOCIATION, (B) INVOLVE THE COMPANY PURCHASING SHARES OF ITS COMMON STOCK OR
(C) ARE WITH CERTAIN PERSONS OR ENTITIES DIRECTLY OR INDIRECTLY AFFILIATED WITH THE COMPANY.

    Pursuant to the Recapitalization Agreement, the consummation of the Offer and the Investment is conditioned upon the approval by the stockholders of the Company of the proposed amendments to the Company's Certificate of Incorporation described in both this Proposal 2 and in Proposal 3.

    The following summary description of two of the Company's proposed amendments to its Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the form of Amendment of the Certificate of Incorporation of USFS attached hereto as Appendix I.

REQUIREMENTS FOR FUTURE COMPOSITION OF BOARD OF DIRECTORS

    The Company is seeking stockholder approval to add new Section 12.1 to the Certificate of Incorporation to provide that from and after the effective date of the amendments which is expected to be the date of the closing of the Investment and the Offer (the "Effective Date"), until the fifth anniversary of the Effective Date, the Board of Directors must include at least three Independent Directors. An "Independent Director" must meet the following criteria: at no time while such director serves on the Company's Board of Directors shall the director be, nor shall the director have been during the three-year period prior to the Effective Date, (1) an affiliate or associate of a Significant Shareholder (as defined below) or of any of their respective affiliates or associates (collectively, the "Restricted Parties"), (2) a party to, or an associate or an affiliate of, any person which is or was a party to any transaction with any Restricted Party involving payments in excess of $1,000,000 million in the aggregate, or (3) is otherwise a member of the same family as any associate or affiliate of any Restricted Party. The term "Significant Shareholder" means (a) Mr. Leven and any of his affiliates or associates, (b) SDI, Meridian, and any of their successors, affiliates, or associates, (c) any holder of shares of B Preferred Stock, and (d) any person or persons or group (as such term is used within the meaning of Section 13(d) of the Exchange Act) that beneficially owns or has the right to vote on any matter more than 35% of the outstanding voting power of the Company. In addition, proposed Section 12.1 of the Certificate of Incorporation provides that the initial Independent Directors will be selected by the Company in accordance with provisions of the Recapitalization Agreement. See "Proposal 5--New Board upon Consummation of the Offer and the Investment." Section 12.1 further provides that each person either nominated for election as an Independent Director or elected by the Board as an Independent Director must have been approved by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors then in office.

REQUIREMENTS FOR COMPANY ENTERING INTO CERTAIN TRANSACTIONS

    The Company is seeking stockholder approval to add new Sections 12.2, 12.3 and 13 to the Company's Certificate of Incorporation.

    Proposed Section 12.2 provides that from and after the Effective Date until the fifth anniversary of the Effective Date, the Company may not effect any Extraordinary Transaction (as defined below) with any person unless, prior to the consummation of the Extraordinary Transaction, (1) the stockholders of the Company have approved the terms and conditions of the Extraordinary Transaction and (2) the Company has received from a nationally recognized investment banking firm a written opinion for inclusion in a proxy statement to be delivered to the stockholders, substantially to the effect that the consideration to be received by the stockholders in the Extraordinary Transaction is fair to them from a financial point of view. The term "Extraordinary Transaction" means any transaction which would have the effect of causing the Class A Common Stock either to be held of record or beneficially by less than 300 persons, or to be neither listed on any national securities exchange nor authorized to be quoted on an interdealer quotation system of any registered national securities association.

    Proposed Section 12.3 provides that from and after the Effective Date until the fifth anniversary of the Effective Date, the Company may not nor may it permit any subsidiary to enter into or permit to exist any transaction, including any purchase, sale, lease or exchange of property or the rendering of service with any Restricted Party (an "Affiliate Transaction") unless the terms thereof (1) are fair and no less favorable to the Company than those that could be obtained in a comparable arms' length transaction with a person that is not a Restricted Party, (2) if such Affiliate Transaction involves an amount in excess of $2,000,000, are set forth in writing and have been approved by resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors and (3) if such Affiliate Transaction involves an amount in excess of $5,000,000, the financial terms of which have been determined by a nationally recognized investment banking, valuation or accounting firm to be fair, from a financial point of view, to the Company.

    Proposed Section 13 will provide that from and after the Effective Date until the fourth anniversary of the Effective Date, the Company may not, except upon a resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors, purchase shares of Common Stock either on the open market or pursuant to a tender or exchange offer or in any other transaction (other than in an Extraordinary Transaction approved in accordance with the proposed Section 12.2 of the Certificate of Incorporation described above) at a per share price that is less then $7.50, if such transaction is effected within 24 months after the Effective Date, or if effected after such 24-month period, at a price that is less than the highest bid price per share for the preceding 52-week period. If the Company in any manner subdivides (by stock split, stock dividend or otherwise) or combines (by reverse stock split or otherwise) the outstanding shares of Common Stock, then effective provision must be made by resolution of the Board of Directors acting with the affirmative vote of a majority of the Independent Directors to adjust the prices referred to above to give effect to any such change.

REASONS FOR THE AMENDMENTS

    The amendments to the Certificate of Incorporation described in this Proposal 2 were requested by the Board of Directors of the Company during the negotiation of the Recapitalization Agreement in order to protect minority stockholders of the Company by requiring that (1) the Company would not be subjected to a transaction with a Restricted Party on terms that are not fair to the Company, (2) the Board of Directors will include a minimum number of Independent Directors, and (3) a trading market will continue to exist for the Class A Common Stock without influence on the market attributable to purchases of shares by the Company or its affiliates.

REQUIRED VOTE

    The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock is required to approve and adopt the foregoing amendments to the Company's Certificate of Incorporation. As a result of the Leven Agreement and the Aronson Agreement and the expectation that Meridian, HSA and directors and officers of the Company will vote in favor of this Proposal, the Company believes that stockholder approval is assured for Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ESTABLISH REQUIREMENTS (1) FOR THE FUTURE COMPOSITION OF THE

BOARD AND (2) FOR THE COMPANY ENTERING INTO TRANSACTIONS THAT (A) MAY CAUSE THE CLASS A COMMON STOCK TO BE HELD OF RECORD OR BENEFICIALLY BY LESS THAN 300 PERSONS OR TO BE NEITHER LISTED ON A NATIONAL SECURITIES EXCHANGE NOR AUTHORIZED TO BE QUOTED ON AN INTERDEALER QUOTATION SYSTEM OF ANY REGISTERED NATIONAL SECURITIES ASSOCIATION, (B) INVOLVE THE COMPANY PURCHASING SHARES OF ITS COMMON STOCK OR (C) ARE WITH CERTAIN PERSONS OR ENTITIES DIRECTLY OR INDIRECTLY AFFILIATED WITH THE COMPANY.

                                   PROPOSAL 3

TO APPROVE THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
(1) ELIMINATE SUPERMAJORITY REQUIREMENTS FOR STOCKHOLDER VOTING AND ADD REQUIREMENTS FOR STOCKHOLDER APPROVAL FOR CHANGES TO SECTIONS OF THE CERTIFICATE OF INCORPORATION WHICH ARE THE SUBJECT OF PROPOSAL 2 AND (2) ELIMINATE PROHIBITIONS ON STOCKHOLDER ACTION BY WRITTEN CONSENT

    Pursuant to the Recapitalization Agreement, the consummation of the Investment and the Offer is conditioned upon the approval by the stockholders of the Company of the proposed amendments to the Company's Certificate of Incorporation described in both this Proposal 3 and in Proposal 2.

    The following summary description of two of the Company's proposed amendments to its Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the form of Amendment to the Certificate of Incorporation of USFS attached hereto as Appendix I.

ELIMINATION OF SUPERMAJORITY REQUIREMENTS FOR STOCKHOLDER VOTING AND ADDITION OF
  STOCKHOLDER APPROVAL REQUIREMENTS

    Article 11 of the Company's Certificate of Incorporation currently provides that (1) Article 11 of the Certificate of Incorporation and the provisions of the Certificate of Incorporation dealing with actions to be taken by stockholders and the voting powers of Preferred Stock may not be amended, altered, changed or repealed in any respect unless such amendment, alteration, change or repeal is approved by the affirmative vote of holders of not less than 75% of the voting power of the outstanding Common Stock entitled to vote thereon, voting together as a single class, and (2) any proposed amendment, alteration or change to the Certificate of Incorporation, or repeal of any provision of the Certificate of Incorporation that would amend, alter, change or repeal the powers, preferences or special rights of the Class B Common Stock so as to affect them adversely requires the affirmative vote of not less than 75% of the outstanding shares of Class B Common Stock voting as a separate class. Stockholder approval is being sought to amend Article 11 of the Certificate of Incorporation to terminate all requirements for supermajority voting by stockholders and to provide that the Company reserves the right to amend, alter change, or repeal any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed by statute. Currently, Delaware corporate law requires a majority of the outstanding stock entitled to vote to amend a company's certificate of incorporation.

    Stockholder approval also is being sought to amend Article 11 of the Certificate of Incorporation to provide that Articles 12 and 13 (the matters discussed in Proposal 2) and Article 11 are not to be amended without the approval of holders of shares representing a majority of the voting power of the outstanding shares of voting stock of the Company other than shares held by any Significant Shareholder.

ELIMINATION OF PROHIBITIONS ON STOCKHOLDER ACTION BY WRITTEN CONSENT

    Section 9.1 of the Company's Certificate of Incorporation currently provides that the stockholders of the Company may not consent in writing to the taking of stockholder action without a meeting of stockholders duly called and held in accordance with law and the Certificate of Incorporation and the By-Laws. Stockholder approval is being sought to amend Section 9.1 of the Certificate of Incorporation to eliminate the current prohibition on stockholder action by written consent. If this amendment is approved, stockholders of the Company will be entitled to take action on any matter by written consent, without a meeting, in accordance with Section 228 of the Delaware General Corporation Law.

REASONS FOR THE AMENDMENT

    The amendments to the Certificate of Incorporation described in this Proposal 3 were requested by the Investor Group as a condition to completing the Investment, except that the amendment to Article 11 with respect to the addition of stockholder approval requirements was requested by the Board of Directors during the negotiation of the Recapitalization Agreement in order to protect minority stockholders of the Company.

REQUIRED VOTE

    The affirmative vote of 75% of the voting power of the outstanding shares of the (1) Common Stock and (2) Class B Common Stock, voting as a separate class, is required to approve and adopt the foregoing amendments to the Company's Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO (1) ELIMINATE SUPERMAJORITY REQUIREMENTS FOR STOCKHOLDER VOTING AND ADD REQUIREMENTS FOR STOCKHOLDER APPROVAL FOR CHANGES TO SECTIONS OF THE CERTIFICATE OF INCORPORATION WHICH ARE THE SUBJECT OF PROPOSAL 2 AND (2) ELIMINATE PROHIBITIONS ON STOCKHOLDER ACTION BY WRITTEN CONSENT.

                                   PROPOSAL 4
    PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN

GENERAL

    On September 27, 1996, the Board of Directors adopted, subject to the approval of the Company's stockholders, the U.S. Franchise Systems, Inc. 1996 Stock Option Plan (as amended and restated, the "Option Plan"). USFS's stockholders approved the Option Plan on October 11, 1996. The purpose of the Option Plan is to promote the interests of the Company and its stockholders by
(1) attracting and retaining exceptional officers and other key employees of the Company and its subsidiaries, and consultants, advisors and others whose skills would be an asset to the Company or any of its subsidiaries; (2) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; and (3) enabling such individuals to participate in the long-term growth and financial success of the Company. Any officer or other key employee of the Company or any of its subsidiaries who is not a member of the committee that administers the Option Plan (the "Committee") is eligible to participate under the Option Plan. The Option Plan originally authorized the grant of awards to participants of a maximum of 325,000 shares of the Class A Common Stock, which maximum number was subject to adjustment in certain circumstances to prevent dilution or enlargement. On June 26, 1998, the stockholders of the Company approved an amendment to the Option Plan to increase the number of shares of Class A Common Stock available for grant thereunder to 725,000 shares. On January 25, 2000, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, an increase in the number of shares of Class A Common Stock authorized for issuance under the Option Plan to 975,000 shares. On June 28, 2000, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, a further increase in the number of shares of Class A Common Stock authorized for issuance under the Option Plan to 1,975,000 shares.

    The Option Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

DESCRIPTION OF PROPOSED AMENDMENT

    On January 25, 2000, the Board of Directors of the Company adopted an amendment to the Option Plan which would, subject to the receipt of stockholder approval, increase the number of shares of Class A Common Stock of the Company available for grant thereunder to 975,000 shares from 725,000 shares. Since that date, the Company has issued options for 106,707 shares (net of forfeitures) of Class A Common Stock which would be covered by the increase of 250,000 shares to be granted under the Option Plan and thus have been issued contingent on stockholder approval of this increase. The proposed increase in the number of authorized shares would ensure the uninterrupted continuation of the Option Plan. On June 28, 2000, the Board of Directors of the Company adopted an amendment to the Option Plan which would, subject to the receipt of stockholder approval, further increase the number of shares of Class A Common Stock of the Company available for grant thereunder to 1,975,000 shares from 975,000 shares. The proposed increase in the number of authorized shares is intended to
(1) provide a sufficient number of available options to satisfy the requirements under the new employment agreements the Company will enter into with Mr. Leven and Mr. Romaniello (200,000 options and 250,000 options, respectively) and
(2) ensure the uninterrupted continuation of the Option Plan. If stockholder approval of the increase in the maximum number of shares authorized for issuance under the Option Plan is obtained, a total of 701,043 shares will be available for future grants of options under the Option Plan without further stockholder approval.

NEW PLAN BENEFITS

    Because the Committee has discretion in determining the persons who will receive grants of options under the Option Plan and the number of shares covered by any such options (other than grants of options to be granted pursuant to the new employment agreements to be entered into by the Company with each of Mr. Leven and Mr. Romaniello), the persons to whom options will be granted in the future and the number of options that will be granted in the future are not determinable. The following table presents information on options that have been or are expected to be granted under the Option Plan since January 25, 2000 subject to stockholder approval of this Proposal 4, as of the date of this Proxy Statement.

                                                                            NUMBER OF
                                                                              SHARES
                                                            DOLLAR VALUE    UNDERLYING
               NAME AND PRINCIPAL POSITION                  ($)(1)           OPTIONS
----------------------------------------------------------        --           -------
Michael A. Leven -- Chairman of the Board and Chief              --(2)         200,000
  Executive Officer
Neal K. Aronson -- Executive Vice President and Chief            --                  0
  Financial Officer
Steven Romaniello -- President and Chief Operating Officer       --(3)         265,000
Stephen D. Aronson -- Vice President and General Counsel         --              5,000
Executive Group (4 persons)                                      --            470,000
Non-Executive Officer Director Group (2 persons)                 --              2,000
Non-Executive Officer Employee Group (41 persons)                --            153,450

(1) The value of the listed options are not determinable at this time. Unless otherwise noted, the exercise price of each of these options is (or will be, as applicable) the closing price of a share of Class A Common Stock on the Nasdaq Stock Market on the date of the relevant option grant.

(2) The options to be granted to Mr. Leven will have an exercise price determined pursuant to Mr. Leven's new employment agreement with the Company, which is expected to be the Initial Conversion/Exercise Price of the B Preferred Stock. See "Proposal 1--Agreements Executed and To be Executed in Connection with the Recapitalization Agreement--New Leven Employment Agreement."

(3) 250,000 of the options granted to Mr. Romaniello will have an exercise price determined pursuant to Mr. Romaniello's new employment agreement with the Company, which is expected to be the Initial Conversion/Exercise Price of the B Preferred Stock. See "Proposal 1--Agreements Executed and To be Executed in Connection with the Recapitalization Agreement--Romaniello Employment Agreement."

    Each of the options listed on the table above (except for those options granted pursuant to the new employment agreements with Mr. Leven and Mr. Romaniello) are expected to become vested and exercisable pursuant to the terms of the Recapitalization Agreement immediately prior to consummation of the Offer, and the Company expects to provide holders of all such vested options the opportunity to surrender all or any portion of such vested options to the Company at such time after the Offer as the Company is permitted to do so under applicable law in exchange for a cash payment equal to the difference between the applicable exercise price and $7.50. See "Proposal 1--Miscellaneous Provisions of the Recapitalization Agreement--Accelerated Vesting of Options and Restricted Shares."

DESCRIPTION OF OPTION PLAN

    OPTION PLAN ADMINISTRATION

    The Option Plan is administered by the Committee, which is a committee of the Board of Directors of the Company designated by the Board and composed of not less than two Board members, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3 under the Exchange Act) and an "outside director" (within the meaning of Section 162(m) of the Code), to the extent such provisions are applicable to the Company; provided that during any period in which such a committee of the Board has not been so designated, the Committee will be the Board or any authorized committee thereof. The Stock Option Committee currently serves as the Committee.

    DURATION OF OPTION PLAN/AMENDMENT OF OPTION PLAN

    The Option Plan became effective upon approval of the stockholders of the Company on October 11, 1996 and will remain in effect until October 24, 2003, unless sooner terminated by the Board. The Board may amend, alter, suspend, discontinue, or terminate the Option Plan or any portion thereof at any time; provided that no such action may be taken without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement. In addition, the Committee is authorized to waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any option granted under the Option Plan; provided that no such action which would impair the rights of any participant or any holder or beneficiary of any option may be taken without the consent of the affected participant, holder or beneficiary.

    SHARE AUTHORIZATION/ADJUSTMENTS

    A total of 725,000 shares of Class A Common Stock are currently available for awards under the Option Plan, which would increase to 1,975,000 shares if the proposed amendment to the Option Plan is approved; provided that the maximum number of shares with respect to which options may be granted to any participant in any fiscal year is 250,000.

    As described more fully in the Option Plan, any shares covered by options which are forfeited, expire or which are terminated or canceled for any reason (other than as a result of the exercise or vesting of the option) and with respect to which a participant has received no benefits of ownership with respect to the forfeited shares or the shares to which such expired, terminated or canceled option relates (other than voting rights and dividends that were forfeited in connection with such forfeiture, expiration, termination or cancellation), will again be available for grant under the Option Plan.

    In addition, the Option Plan provides the Committee with broad discretion to adjust any or all of (1) the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which options may be granted, (2) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding options, and (3) the grant or exercise price with respect to any option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option in consideration for the cancellation of such option, if the Committee determines that certain corporate transactions or events affect the shares such that an

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adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Option Plan.

    Any shares delivered under the Option Plan may consist, in whole or in part, of authorized and unissued shares or of treasury shares. In the case of any purchase of shares that is not made on the open market, no fee, commission or other charge will be paid.

    AWARDS

    Under the Option Plan, the Committee may grant awards in the form of non-qualified stock options or incentive stock options.

    A stock option granted under the Option Plan provides a participant the right to purchase, within a specified period of time, a stated number of shares of Class A Common Stock at the price specified in the option. Non-qualified and incentive stock options granted under the Option Plan will be subject to such terms, including exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement or thereafter; provided that stock options that are intended to qualify as incentive stock options will be subject to terms and conditions that comply with such rules as may be prescribed by Section 422 of the Code.

    Payment in respect of the exercise of an option granted under the Option Plan may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, (1) by exchanging shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months) or (2) if permitted by and subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell shares with respect to which the option is then being exercised and to deliver promptly to the Company an amount equal to the exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of such shares so tendered to the Company as of the date of such tender is at least equal to the aggregate exercise price of the option.

    Each option granted under the Option Plan may be exercised, during the participant's lifetime, only by the participant or, if permissible under applicable law, by the participant's guardian or legal representative and no option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution; provided that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of the Option Plan.

    CHANGE OF CONTROL

    In the event of a "Change of Control" (as defined in the Option Plan), any outstanding options then held by a participant which are unexercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested, as the case may be, immediately prior to such Change of Control.

    RESALE RESTRICTIONS

    There is no restriction under the federal securities laws on the resale of any shares acquired pursuant to the Option Plan, except that (1) persons who at the time of the resale are considered "affiliates" of the Company (by reason of being in a "control" relationship with the Company) may resell such shares only pursuant to Rule 144 under the Securities Act of 1933 or pursuant to a "reoffer prospectus" which may hereafter be filed by the Company as part of a registration statement relating to the Option Plan and (2) purchases and sales by corporate officers and directors of any securities of the Company are subject to Section 16(b) of the Exchange Act and the rules promulgated thereunder relating to insider short-swing profits.

FEDERAL INCOME TAX CONSEQUENCES

    The following summary of the federal income tax consequences of the grant and exercise of non-qualified and incentive stock options awarded under the Option Plan, the disposition of shares of Class A Common Stock purchased pursuant to the exercise of such stock options and the cash settlement of other awards granted under the Option Plan, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations. Moreover, the federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. For these reasons, participants are urged to consult their own tax advisors with respect to the consequences of their participation in the Option Plan.

    No income will be realized by an optionee upon grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code of compensation paid to executives designated in those Sections. The optionee's tax basis in the underlying shares acquired by exercise of a non-qualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the non-qualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a non-qualified stock option will begin on the date of exercise of such option.

    Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. This six month period of potential short-swing liability may be eliminated if the option grant (1) is approved in advance by the Company's board of directors (or a committee composed solely of two or more non-employee directors) or
(2) approved in advance, or subsequently ratified by the Company's stockholders no later than the next annual meeting of stockholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (1) or (2) above will be the date of exercise.

    The payment by an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares to the Company, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to the Company will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

    The Code requires that, for incentive stock option treatment, shares acquired through exercise of an incentive stock option cannot be disposed of before two years from the date of grant of the option and one year from the date of exercise. Incentive stock option holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be an "item of tax preference" which may give rise to "alternative minimum tax" liability at the time of exercise. If the optionee does not dispose of the shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option. If, within two years after the date of grant or one year from the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of such shares, the optionee will generally realize ordinary compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

    If the optionee pays the exercise price of an incentive stock option, in full or in part, with previously acquired shares, proposed Internal Revenue Service regulations will impose the following rates: if the shares surrendered in payment of the exercise price of an incentive stock option are "statutory option stock" (including shares acquired pursuant to the exercise of an incentive stock option) and if, at the time of surrender, the applicable holding period for such shares had not been met, any gain realized on such transfer will be taxable to the optionee, as discussed above. Otherwise, when previously acquired shares are surrendered upon exercise of an incentive stock option, in general (1) no gain or loss generally will be recognized upon surrender,
(2) the number of shares received that is equal to the number of shares surrendered will have a tax basis equal to the tax basis of the shares surrendered and will have a holding period that includes the holding period of the shares surrendered, and (3) any additional shares received will have a zero tax basis and will have a holding period that begins on the date of surrender. If any of the shares received are disposed of within two years from the date of grant of the incentive stock option or within one year from the date of exercise, the shares with the lowest tax basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above, and the Company will generally be entitled to a corresponding deduction at such time, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code of compensation paid to the executives designated in those Sections.

REQUIRED VOTE

    The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock present (in person or by proxy) at the Annual Meeting is required to approve and adopt the amendment to the Company's Amended and Restated 1996 Stock Option Plan.

    On January 25, 2000, Mr. Leven and Neal Aronson entered into agreements with the Company pursuant to which they each agreed to vote the shares of Class A Common Stock and Class B Common Stock over which they have the power to vote in favor of the amendment to the Option Plan to increase the number of shares of Class A Common Stock available for grant under the Option Plan to 975,000 shares. While such voting agreement does not address the increase in the number of shares of Class A Common Stock available for grant under the Option Plan in excess of 975,000 shares, the Company expects each of Mr. Leven and Mr. Aronson to vote in favor of this Proposal 4. Because Mr. Leven and Mr. Aronson control approximately 64.8% of the total voting power of the stockholders of the Company as of the Record Date and Meridian and HSA control approximately 4.8% of the total voting power of the stockholders of the Company as of the Record Date, the Company believes that stockholder approval is assured for Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1996 STOCK OPTION PLAN.

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                                   PROPOSAL 5

                             ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of nine directors. The Company's By-Laws provide that the Board of Directors shall consist of seven members, or such other number as may be fixed from time to time by the Board of Directors. The number of directors had been set at ten by the Board. There was, however, a vacancy on the Board because Mr. Barry S. Sternlicht resigned from the Board of Directors in January 2000. In light of the vacancy, the Board recently reset the number of directors at nine. However, as described below under "--New Board Upon Consummation of the Offer and the Investment," the Board must increase its size to eleven directors effective upon the issuance of the Preferred Stock to the Investors. The Board of Directors recommends the election of the nine nominees listed below.

    Each of the nominees has consented to being named in the Proxy Statement and to serve as a director of the Company if elected. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than nine nominees. Management of the Company has no reason to believe that any nominee will not serve if elected, except that Messrs. Aronson, Adler, Goldstein and Hamamoto are expected to resign from the Board upon the closing of the Investment and the Offer.

NOMINEES

    MICHAEL A. LEVEN. Mr. Leven, age 62, has been Chairman and Chief Executive Officer of the Company since October 1995. From October 1995 to June 2000,
Mr. Leven also served as President of the Company. From October 1990 to September 1995, Mr. Leven was President and Chief Operating Officer for Holiday Inn Worldwide in Atlanta, Georgia. From April 1985 to May 1990, he was President and Chief Operating Officer of Days Inn of America, Inc. in Atlanta, Georgia. Mr. Leven is a director of Starwood Hotels and Resorts Worldwide Inc. and of Lodgian, Inc., a publicly-traded hotel and resort company which owns and manages a portfolio of hotels. Mr. Leven is also a member of the Board of Governors of the American Red Cross, a Trustee of National Realty Trust, the largest franchisee of Coldwell Banker Corporation, and a member of the Board of Directors of both The Marcus Foundation and The Chief Executive Leadership Institute, a non-profit leadership school. Mr. Leven is an uncle of Neal Aronson, a director and the Executive Vice President and Chief Financial Officer of the Company, and Stephen Aronson, the Company's Vice President, General Counsel and Secretary.

    STEVEN ROMANIELLO. Mr. Romaniello, age 33, has been President and Chief Operating Officer since June 2000. From January 2000 to June 2000,
Mr. Romaniello served as Executive Vice President, Franchise Sales, Operations and Administration of the Company. From January 1999 though December 1999,
Mr. Romaniello served as Executive Vice President, Franchise Sales and Administration of the Company. From October 1996 through December 1998,
Mr. Romaniello served as Executive Vice President, Franchise Sales and Development of the Company. From October 1995 through September 1996, he served as Senior Vice President, Franchise Sales and Development of the Company. From March 1991 through September 1995, Mr. Romaniello was Vice President, Franchise Sales and Services for Holiday Inn Worldwide in Atlanta, Georgia. From
December 1988 to March 1991 he was Regional Vice President, Franchise Sales for Days Inn of America, Inc. in Atlanta, Georgia and in Boston, Massachusetts.
Mr. Romaniello has served as a director of the Company since March 1998.

    NEAL K. ARONSON. Mr. Aronson, age 35, has been Executive Vice President and Chief Financial Officer of the Company since October 1995. Mr. Aronson was founding partner of Growth Capital Partners in New York, New York, and was with the partnership from September 1994 to October 1995. From December 1993 to September 1994, he was a Managing Director of Rosecliff, Inc., a private equity investment group in New York, New York. From January 1992 to December 1993, he was a principal of Odyssey Partners, L.P. in New York, New York, a private investment partnership with capital in excess of $2.0 billion. From June 1989 to December 1991, Mr. Aronson was a principal of Acadia Partners, L.P. in New York, New York, a private investment partnership with assets of approximately
$1.7 billion.

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Mr. Aronson is a nephew of Michael A. Leven and the brother of Stephen Aronson.
Mr. Aronson has served as a director of the Company since September 1995.

    DEAN S. ADLER. Since 1996, Mr. Adler, age 43, has been a principal of Lubert-Adler Partners, L.P., a private equity group specializing in the acquisition and redevelopment of real estate. From 1988 to 1996, Mr. Adler was a principal and Managing Director of private equity investments for CMS Companies, a Philadelphia based investment firm that managed approximately $1.7 billion of assets. Mr. Adler is a member of the Board of Directors of the Ableco Finance LLC, a loan origination company, Developers Diversified Realty Corporation, a major shopping center REIT, and Trans World Entertainment Corporation and Electronics Boutique Holdings Corp., two Nasdaq specialty retailers. Mr. Adler has served as a director of the Company since October 1996.

    IRWIN CHAFETZ. Since 1990, Mr. Chafetz, age 64, has been a Director of Interface Group-Massachusetts, Inc., a privately held company that owns and operates GWV International, New England's largest charter vacation tour operator. From 1982 until April 1995, Mr. Chafetz was a Vice President and Director of the Interface Group-Nevada, Inc., which owned and operated COMDEX, a computer trade show that is the largest American trade show. From 1989 to 1995, Mr. Chafetz was also a Vice President and a Director of Las Vegas Sands, Inc., which owned the Sands Hotel and Casino in Las Vegas and the adjacent Sands Expo and Convention Center. From 1984 to 1990, Mr. Chafetz was President of Five Star Airlines, a charter air carrier owning and operating Lockheed L-1011 aircraft. Mr. Chafetz has served as a director of the Company since September 1995.

    DOUGLAS G. GEOGA. Since January 2000, Mr. Geoga, age 44, has been President of Hospitality Investment Fund, L.L.C., an affiliate of The Pritzker Organization L.L.C., which engages in the business of making hospitality-related investments and acting as an advisor with respect to such investments. From 1994 through 1999, Mr. Geoga was President of Hyatt Hotels Corporation, operator of Hyatt Hotels & Resorts in the United States, Canada and the Caribbean. From 1983 to 1994, Mr. Geoga held various positions with Hyatt Development Corporation, the development/transactional arm of the Hyatt chain domestically, most recently as its Executive Vice President. Mr. Geoga is a director of United Way of Suburban Chicago, a trustee of the Educational Institute of the American
Hotel & Motel Association ("AH&MA"), past chairman of the Government Affairs Committee of the AH&MA, a director of the National Tourism Organization, Inc., a director of Unitrin, Inc., a publicly-traded company engaged in various insurance and consumer finance businesses and related activities, and a director of various closely-held companies affiliated with Hyatt. Mr. Geoga has served as a director of the Company since March 1998.

    RICHARD D. GOLDSTEIN. Since 1990, Mr. Goldstein, age 48, has been a Managing Director and then a Senior Managing Director of Alpine Capital
Group Inc., a specialized investment-merchant banking firm located in New York, and related entities. Prior to joining Alpine, Mr. Goldstein was a partner at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison. Mr. Goldstein serves as a director of On Command Corporation, a NASDAQ company, and various portfolio companies of Alpine. Mr. Goldstein is also a trustee and member of the Executive Committee of the Queens College Foundation, Trustee of the North Shore Long Island Jewish Health System and a trustee of the State University of New York at Stony Brook Foundation. Mr. Goldstein has served as a director of the Company since September 1995.

    DAVID T. HAMAMOTO. Mr. Hamamoto, age 40, is a Co-Chief Executive Officer of NorthStar Capital Investment Corp., having co-founded the firm in July 1997. At NorthStar, Mr. Hamamoto has overseen the investment of more than $1 billion of equity in real estate assets and operating companies with an aggregate cost exceeding $2 billion. Prior to founding NorthStar, Mr. Hamamoto initiated the effort in 1988 to build a real estate principal investment business at Goldman, Sachs & Co. under the auspices of the Whitehall Funds, and was a co-head of the Whitehall Funds and a partner at Goldman, Sachs & Co. from 1994 to 1997.
Mr. Hamamoto is a director of Emeritus Corporation, one of the largest publicly-traded owners and operators of assisted living facilities. Mr. Hamamoto has served as a director of the Company since March 1998.

    JEFFREY A. SONNENFELD. Dr. Sonnenfeld, age 46, currently serves as the Chairman and President of The Chief Executive Leadership Institute, a non-profit educational organization. He is also an adjunct professor at Yale University's School of Management. From 1989 to 1997, Dr. Sonnenfeld was a Professor of Organization and Management at the Robert C. Goizueta Business School of Emory University in Atlanta, Georgia, where he was the Director of the Center for Leadership and Career Studies. Previously, Dr. Sonnenfeld was at Harvard University for 18 years, serving as a Professor at the Harvard Business School for 10 years. Dr. Sonnenfeld has published five books and numerous articles in the areas of CEO leadership, top management, executive development and corporate governance. Dr. Sonnenfeld serves on the board of Magellan Health Services, 360 Communications, the National Council on the Aging, the Governors Personnel Oversight Commission in Georgia, and has served on additional boards such as Mosley Securities Corporation and Norwegian Cruise Lines. Dr. Sonnenfeld has served as a director of the Company since October 1996.

REQUIRED VOTE

    The affirmative vote of a plurality of the shares of outstanding Common Stock represented (in person or by proxy) at the Annual Meeting is required to elect the nine nominees for directors. Stockholders will not be allowed to cumulate their votes in the election of directors. The Company expects that directors and officers of the Company and Meridian and HSA will vote their shares in favor of the nine nominees for election. Therefore, the Company expects each of the nine nominees for director will be elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NINE
  NOMINEES FOR ELECTION AS DIRECTORS.

NEW BOARD UPON CONSUMMATION OF THE OFFER AND THE INVESTMENT

    The Company's Certificate of Incorporation currently provides that the Company's directors serve for a term of one year and/or until their successors are elected and qualified. However, pursuant to the terms of the Recapitalization Agreement, upon consummation of the Offer and the Investment, the Board of Directors will (1) increase its size to eleven members, (2) accept the resignations of each director other than Messrs. Leven, Romaniello, Geoga, Chafetz and Sonnenfeld and (3) appoint one person to serve with Messrs. Chafetz and Sonnenfeld as Independent Directors and five directors designated by the Investor Group (some of whom may also qualify as Independent Directors), at least two of whom are not directors, officers, employees or representatives of the Investor Group or any affiliate of the Investor Group, to fill the resulting vacancies. The Company expects that the persons listed below will be the six new directors that fill the resulting vacancies. Mr. Brill will serve with Messrs. Chafetz and Sonnenfeld as the minimum of three Independent Directors required under the proposed Section 12 of the Certificate of Incorporation. Other directors may also meet the requirements to serve as Independent Directors.

    RONALD M. BRILL. Mr. Brill, age 56, has served as Executive Vice President and Chief Administrative Officer of The Home Depot, Inc. since August 1995. His areas of responsibility include mergers and acquisitions, business process innovation, finance, public affairs, investor relations, legal, information services, loss prevention and internal audit. Mr. Brill began his career at The Home Depot, Inc. as the Controller in 1978, was elected Treasurer in 1980, Vice-President--Finance in 1981, Senior Vice President and Chief Financial Officer in 1984, Executive Vice President and Chief Financial Officer in 1993, and was a member of the board of directors from 1987 until May 2000. Mr. Brill currently serves on the Board of Trustees of the Atlanta Jewish Community Center and Kennesaw State University; on the board of directors of the Atlanta High Museum of Art, the Art Alliance for Contemporary Glass, and the Pilchuck Glass School; and on the Governing Board of Woodward Academy.

    LAURENCE S. GELLER. Mr. Geller, age 52, has served as the Chief Executive Officer of Strategic Hotel Capital, a multinational ownership and asset management services organization for first-class and luxury lodging real estate, since May 1997. Mr. Geller served as Chairman of Geller & Co., a real estate, gaming, tourism and lodging industry advisory company, from 1989 to May 1997. Mr. Geller has served as a

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director of American Classic Voyages, a leading provider of overnight passenger cruises among the Hawaiian Islands and on the Mississippi River system, since December 1999.

    ROBERT C. GLUSTROM. Mr. Glustrom, age 48, serves as President of Broadstreet, Inc., a bank holding company, and as Chairman of AmTrade International Bank based in Atlanta, Georgia and Miami, Florida. Mr. Glustrom has extensive management experience. In 1985 he became President of a Hyatt Development Corporation affiliated company and participated in the founding and opening of an international retail water sports and boating company. In 1987, Mr. Glustrom helped Mr. Colgate Holmes, who at that time was president of the Ritz-Carlton Hotel Company, organize and develop the Holmes Hotel Company.
Mr. Glustrom has been a practicing attorney since 1976. Mr. Glustrom also serves as a director of Harry's Farmers Market, Inc., a Nasdaq listed company.

    PHILIP M. KAYMAN. Mr. Kayman, age 58, has been a partner of the Chicago law firm Neal Gerber & Eisenberg since 1986. Mr. Kayman was a partner at the law firm Friedman & Koven from 1973 until joining Neal Gerber & Eisenberg.
Mr. Kayman has served as a director of both PrivateBancorp Inc. and The PrivateBank and Trust Company since 1991.

    SCOTT D. MILLER. Mr. Miller, age 47, has been the president of Hyatt Hotels Corporation since January 1, 2000. Prior to becoming president of Hyatt Hotels Corporation, Mr. Miller served as executive vice president of the Hyatt Development Corporation where, through his additional service as a member of the managing committee, he supervised the extensive development currently underway at Hyatt Hotels Corporation. For four years prior to joining Hyatt Development Corporation, Mr. Miller served as president and Chief Executive Officer of United Infrastructure Company, a world-wide enterprise engaged in infrastructure ownership and operations. Previously, Mr. Miller was a founding partner of The John Buck Company commercial real estate firm for 14 years. Mr. Miller is active in various industry and professional organizations including the American
Hotel & Motel Association's Industry Real Estate Financing Advisory Council.

    DAVID A. SHAPIRO. Mr. Shapiro, age 49, is a portfolio manager for Seneca Capital Management, a $14 billion money management firm. As portfolio manager, Mr. Shapiro has primary responsibility for the real estate securities portfolio which is primarily invested in publicly traded real estate and real estate related companies. Mr. Shapiro is also engaged in the real estate finance and development business through Asset Holdings Group, a real estate finance company that Mr. Shapiro founded in 1993. Mr. Shapiro serves as an advisor to, and is a former director of First Mortgage Network (now Mortgage.com), a Nasdaq listed Internet technology provider to the mortgage industry. Mr. Shapiro is a member of the Urban Land Institute and serves on the UDMUC Council, and the National Association of Real Estate Investment Trusts. Mr. Shapiro serves as a director of RB Asset Inc. (formerly Riverbank America).

    Except as disclosed under "--Nominees" and "Executive Officers," there are no family relationships between any director, executive officer or person expected to fill a director vacancy and any other director, executive officer or person expected to fill a director vacancy of the Company.

OTHER ARRANGEMENTS FOR NOMINATION AS DIRECTOR

    Pursuant to the terms of a Shareholders Agreement, dated as of March 12, 1998, by and among Hawthorn Suites Associates, Inc., HSA, Meridian, HRS, Inc., Mr. Leven, Neal K. Aronson and the Company (the "HSA Shareholders Agreement"), as amended, subject to Meridian and HSA and/or their affiliates owning more than an aggregate of 1,100,000 shares of Common Stock (as adjusted for stock splits, reverse stock splits, reclassifications and other similar transactions or adjustments), Meridian and HSA may propose a nominee for director of the Company and the Company will use its best efforts to cause such nominee's election. Pursuant to the terms of the HSA Shareholders Agreement, Meridian and HSA initially nominated, and the Board of Directors initially elected, Mr. Geoga to the Board of Directors in March 1998. At such time that Mr. Geoga (or his successor) no longer is a director of the Company, Meridian and HSA may propose to the Company as a nominee for election as a director of the Company a person who (1) has recognized standing in the business community, (2) is not a former director, officer or employee of the Company and (3) does not have a conflict of interest with the Company and is at that time either the President of Hyatt Hotels Corporation or a person who is otherwise reasonably acceptable to the Company.

    In connection with the execution of the Recapitalization Agreement, Meridian, HSA, Mr. Leven, Neal Aronson and the Company entered into a termination agreement (the "Stockholders Termination Agreement") that provides for the termination of the HSA Shareholders Agreement in its entirety after consummation of the Offer and the Investment. The Stockholders Termination Agreement provides that all of its provisions cease to be effective if the Offer is not consummated or is materially amended, the Restricted Shares are not fully vested by the closing of the Investment and the Offer or the Recapitalization Agreement is terminated pursuant to its terms.

    In connection with the execution of the Recapitalization Agreement, the Investor Group, Mr. Leven, Mrs. Andrea Leven, Mr. Romaniello, and certain members of their families have agreed to enter into the Stockholders Agreement which contains provisions regarding agreements among the various parties as to the composition of the Board of Directors after completion of the Offer and the Investment. See "Proposal 1--Agreements Executed and to be Executed in Connection with the Recapitalization Agreement--Stockholders Agreement."

    Mr. Leven is employed as the Company's Chief Executive Officer and Chairman of the Board. The Company has agreed to use its best efforts to have Mr. Leven elected to the Board and to have him continue to serve on the Board during the term of his employment.

    Pursuant to a Management Services Agreement between the Company and Constellation Development Fund, LLC, the Company agreed to use its best efforts to elect Mr. Hamamoto as a director of the Company. Mr. Hamamoto was initially elected to the Board in March 1998.

DIRECTOR COMPENSATION

    On October 24, 1996, each person who was a non-employee director of the Company at that time received an option to purchase 2,000 shares of Class A Common Stock at an exercise price equal to the fair market value of the Class A Common Stock on the grant date. In addition, each non-employee director of the Company receives an automatic grant of options to purchase 2,000 shares of Class A Common Stock on January 1st of each calendar year, commencing on January 1, 1998, and on the date each new non-employee director becomes a director, such person receives a grant of options to purchase 2,000 shares of Class A Common Stock at an exercise price equal to the fair market value of the Class A Common Stock on the grant date. As an inducement to join the Company's Audit Committee, on January 25, 2000, Messrs. Chafetz and Sonnenfeld were each granted options to purchase 1,000 shares of Class A Common Stock at an exercise price of $4.81 per share, the closing price of the Company's Class A Common Stock on the Nasdaq National Market on that date. The Company does not pay cash compensation to its directors for their services as directors. However, under certain circumstances, the Company reimburses directors for reasonable out-of-pocket expenses incurred in attending Board and Committee meetings.

MEETINGS OF THE BOARD OF DIRECTORS

    During the year ended December 31, 1999, the Board of Directors held four formal meetings. Each director attended at least 75% of the aggregate number of Board of Directors meetings held and the total number of committee meetings on which he served that were held during 1999, except for Douglas Geoga, who attended two of the meetings of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Company's Board of Directors has three standing committees--the Audit Committee, the Compensation Committee and the Stock Option Committee.

    The Audit Committee presently consists of Messrs. Chafetz and Sonnenfeld, both of whom are outside directors of the Company. The functions of the Audit Committee include (1) the review of the professional services and independence of the Company's independent auditors and the scope of the annual external audit as recommended by the independent auditors; (2) the review, in consultation with the independent auditors of the plan and results of the annual audit and the adequacy of the Company's internal accounting controls; (3) the review, in consultation with management and the independent auditors, of the Company's annual financial statements and the results of each external audit; and (4) the review, in consultation with the Company's independent auditors and the Company's principal financial officer and principal accounting officer, of the auditing and accounting principles and practices to be used in the preparation of the Company's financial statements. The Audit Committee has the authority to consider the qualification of the Company's independent auditors and make recommendations to the Board of Directors as to their selection, and review and resolve any differences of opinion between such independent auditors and management relating to the preparation of the annual financial statements. The Audit Committee held one meeting during 1999.

    The Compensation Committee presently consists of Messrs. Leven, Chafetz and Sonnenfeld. The functions of the Compensation Committee include approving and monitoring the remuneration arrangements for senior management and establishing the targets that determine performance bonuses payable to the Company's officers. The Compensation Committee did not hold a meeting during 1999.

    The Stock Option Committee presently consists of Messrs. Chafetz and Sonnenfeld, both of whom are outside directors of the Company. The functions of the Stock Option Committee include administering the Option Plan and granting options thereunder. The Stock Option Committee held three meetings during 1999.

    The Board of Directors does not have a standing nominating committee, and that function is being reserved to the full Board of Directors. Any stockholder entitled to vote for the election of directors may nominate a person or persons for election as director by complying in all respects with the requirements for director nominations set forth in the Company's By-Laws.

EXECUTIVE OFFICERS

    Messrs. Leven, Romaniello and Neal K. Aronson serve as executive officers of the Company, as described under "--Nominees." Stephen D. Aronson also serves as an executive officer of the Company. Mr. Aronson, age 38, has been Vice President, General Counsel and Secretary of the Company since October 1999. From October 1997 through October 1999, Mr. Aronson was the Company's Associate General Counsel and Secretary. He served as Manager of Legal Services for the Company from January 1997 through October 1997 and Manager of Business Development from August 1996 through December 1996. From October 1995 through August 1996, Mr. Aronson worked as a legal assistant at Sills Cummis Zuckerman Radin Tischman Epstein & Gross. He served as President of Metropolitan Memorabilia from April 1995 through October 1995. Mr. Aronson is a graduate of the University of Chicago Law School and has been a member of the Georgia Bar Association since 1997. He is a nephew of Mr. Leven and the brother of Mr. Neal Aronson.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who own more than 10% of the outstanding Class A Common Stock to file with the Commission reports of ownership and changes in ownership of the Class A Common Stock held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 1999, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with, except that a Form 4 filing relating to one transaction made by an investment partnership of which Barry Sternlicht, a former director of the Company, was a limited partner, was filed 15 days late.

    Although it is not the Company's obligation to make filings pursuant to
Section 16 of the Exchange Act, the Company has adopted a policy requiring all
Section 16 reporting persons to report monthly to the general counsel of the Company as to whether any transaction in the Company's securities occurred during the previous month.

EXECUTIVE COMPENSATION

    The following table provides certain summary information for the fiscal years ended December 31, 1999, 1998 and 1997 concerning compensation of the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                                          ANNUAL COMPENSATION              ------------
                                               -----------------------------------------    SECURITIES
NAME AND                                                                  OTHER ANNUAL      UNDERLYING
PRINCIPAL POSITION                    YEAR      SALARY      BONUS        COMPENSATION(1)   OPTIONS (#)
------------------                  --------   --------    --------      ---------------   ------------
Michael A. Leven..................    1999     $412,735    $551,284(2)(3)     $23,906             --
  Chairman of the Board and           1998      400,735     265,963(3)        38,044
  Chief Executive Officer             1997      389,063     237,250(3)        37,971
Neal K. Aronson...................    1999     $222,724    $289,000(3)(4)     $ 3,102             --
  Executive Vice President and        1998      213,725     143,000(3)        11,619
  Chief Financial Officer             1997      207,500     118,750(3)        11,588
David E. Shaw, Sr.................    1999     $160,294    $     --          $ 2,493              --
  Former Executive Vice
    President--                       1998      158,145          --            2,430              --
  Administration(5)                   1997      155,625      25,000            2,384           1,000
Steven Romaniello.................    1999     $     --(6) $682,400          $ 2,536          38,000(7)(8)
  President and                       1998       82,500     574,400            2,430          57,807(7)
  Chief Operating Officer             1997      110,000     292,800            2,384           2,000(7)
Stephen D. Aronson................    1999     $ 75,000    $ 50,000          $ 2,232           7,000(9)
  Vice President and                  1998       70,200      25,000            2,202           2,000(7)
  General Counsel                     1997       43,280          --            2,196              --

------------------------

(1) Includes life insurance, health insurance, long-term disability insurance, automobile allowance and/or long-term home care.

(2) Includes $98,067 and $8,000 earned in 1998 and 1997, respectively, but paid in 1999 due to underpayment of 1998 and 1997 bonuses.

(3) The amount of bonuses paid to Messrs. Leven and Aronson are determined pursuant to their respective employment agreements.

(4) Includes $49,033 and $4,000 earned in 1998 and 1997, respectively, but paid in 1999 due to underpayment of 1998 and 1997 bonuses.

(5) David E. Shaw, Sr. resigned from the Company on July 28, 1999.

(6) Effective with the fourth quarter of 1998, Mr. Romaniello's compensation became primarily commission based, which compensation is recorded under the Bonus column.

(7) Certain of Mr. Romaniello's and Stephen Aronson's options were repriced on December 31, 1999. See "--Stock Option Committee Report on Stock Option Repricings" below.

(8) Includes 23,000 options previously granted which were repriced on December 31, 1999. See "--Stock Option Committee Report on Stock Option Repricings" below.

(9) Consists of 7,000 options previously granted which were repriced on December 31, 1999. See "--Stock Option Committee Report on Stock Option Repricings" below.

                             OPTION GRANTS IN 1999

    The following table provides information concerning individual grants of stock options during the year ended December 31, 1999 to the Named Executive Officers. Each of these options was granted pursuant to the U.S. Franchise Systems, Inc. 1996 Stock Option Plan and is subject to the terms of the Option Plan. No stock appreciation rights were granted to the Named Executive Officers during fiscal 1999.

                                                                                                         POTENTIAL
                                                                                                     REALIZABLE VALUE
                                                                                                            AT
                                                             INDIVIDUAL GRANTS                        ASSUMED ANNUAL
                                           ------------------------------------------------------     RATES OF STOCK
                                            NUMBER OF     PERCENT OF                                       PRICE
                                           SECURITIES    TOTAL OPTIONS   EXERCISE OR                 APPRECIATIONS FOR
                                           UNDERLYING     GRANTED TO     BASE PRICE                   OPTION TERM(1)
                                             OPTIONS     EMPLOYEES IN      ($ PER      EXPIRATION   -------------------
NAME                                       GRANTED (#)    FISCAL YEAR      SHARE)         DATE       5% ($)    10% ($)
----                                       -----------   -------------   -----------   ----------   --------   --------
Michael A. Leven.........................        --             --             --          --            --         --
Neal K. Aronson..........................        --             --             --          --            --         --
David E. Shaw, Sr (2)....................        --             --             --          --            --         --
Steven Romaniello........................    15,000(3)*      0.017%         $9.31(4)    1-26-06     $23,279    $52,932
                                              6,000(5)**     0.007          $4.50       10-24-03    $ 5,528    $11,861
                                              2,000(6)**     0.002          $4.50       12-1-04     $ 2,443    $ 5,390
                                             15,000(7)**     0.017          $4.50       1-26-06     $23,279    $52,932
Stephen D. Aronson.......................     5,000(8)**     0.006          $4.50       10-24-03    $ 4,606    $ 9,884
                                              2,000(9)**     0.002          $4.50       12-1-04     $ 2,443    $ 5,390

------------------------------

*   Reflects actual option grant made in 1999.

** Reflects repricing of previously granted options. See "Stock Option Committee Report on Stock Option Repricings" below.

(1) The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of the Class A Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the Commission and therefore are not intended to forecast possible future appreciation, if any, of the price of the Class A Common Stock.

(2) Pursuant to a letter agreement dated July 28, 1999 between the Company and Mr. Shaw, vesting was accelerated with respect to 4,000 previously granted options such that they became immediately exercisable.

(3) Options vest as follows: 30% (4,500 shares) on January 26, 2003, the fourth anniversary of the date of grant; 25% (3,750 shares) on the fifth anniversary of the date of grant; 25% (3,750 shares) on the sixth anniversary of the date of grant; and 20% (3,000 shares) on the seventh anniversary of the date of grant.

(4) On December 31, 1999, the exercise price for these options was repriced at $4.50 per share, the fair market value of the Class A Common Stock based on the closing price of the Class A Common Stock as reported on the Nasdaq National Market on that date.

(5) Options vest as follows: 25% (1500 shares) on October 24, 1997, the first anniversary of the date of grant; 25% (1500 shares) on October 24, 1998, the second anniversary of the date of grant; 25% (1500 shares) on October 24, 1999, the third anniversary of the date of grant; 25% (1500 shares) on October 24, 2000, the fourth anniversary of the date of grant.

(6) Options vest as follows: 25% (500 shares) on December 1, 1998, the first anniversary of the date of grant; 25% (500 shares) on December 1, 1999, the second anniversary of the date of grant; 25% (500 shares) on December 1, 2000, the third anniversary of the date of grant; 25% (500 shares) on December 1, 2001, the fourth anniversary of the date of grant.

(7) Options vest as follows: 30% (4,500 shares) on January 26, 2003, the fourth anniversary of the date of grant; 25% (3,750 shares) on the fifth anniversary of the date of grant; 25% (3,750 shares) on the sixth anniversary of the date of grant; and 20% (3,000 shares) on the seventh anniversary of the date of grant.

(8) Options vest as follows: 25% (1,250 shares) on October 24, 1997, the first anniversary of the date of grant; 25% (1,250 shares) on October 24, 1998, the second anniversary of the date of grant; 25% (1,250 shares) on October 24, 1999, the third anniversary of the date of grant; 25% (1,250 shares) on October 24, 2000, the fourth anniversary of the date of grant.

(9) Options vest as follows: 25% (500 shares) on December 1, 1998, the first anniversary of the date of grant; 25% (500 shares) on December 1, 1999, the second anniversary of the date of grant; 25% (500 shares) on December 1, 2000, the third anniversary of the date of grant; 25% (500 shares) on December 1, 2001, the fourth anniversary of the date of grant.

                          1999 YEAR-END OPTION VALUES

    The following table provides information concerning the value of unexercised options held by the Named Executive Officers as of December 31, 1999. No stock options were exercised by the Named Executive Officers and there were no stock appreciation rights outstanding during fiscal 1999.

                                                                                  VALUE OF UNEXERCISED
                                                                                      IN-THE-MONEY
                                                    NUMBER OF UNEXERCISED      OPTIONS AT FISCAL YEAR-END
                                                 OPTIONS AT FISCAL YEAR-END              ($) (1)
                                                 ---------------------------   ---------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                             -----------   -------------   -----------   -------------
Michael A. Leven...............................        --             --              --             --
Neal K. Aronson................................        --             --              --             --
David E. Shaw, Sr..............................     4,000             --              --             --
Steven Romaniello..............................     5,500         75,307              --       $254,163
Stephen D. Aronson.............................     4,750          2,250              --             --

------------------------

(1) The value per option was calculated by determining the difference between the closing price of the Class A Common Stock on December 31, 1999 as reported on the Nasdaq National Market ($4.50 per share) and the exercise price of the options.

            STOCK OPTION COMMITTEE REPORT ON STOCK OPTION REPRICINGS

    The Option Plan is administered by the Stock Option Committee, which currently consists of Messrs. Chafetz and Sonnenfeld. As a result of declines in the market price of the Class A Common Stock, on December 31, 1999, the Stock Option Committee approved a stock option repricing program. At that time, 578,000 options, representing all stock options held by then current officers, employees and consultants which had been previously granted under the Option Plan and that had exercise prices above the market price for the Class A Common Stock, were repriced to reflect an exercise price equal to $4.50, the closing price of the Class A Common Stock as reported on the Nasdaq National Market on December 31, 1999. The stock options were repriced because the Stock Option Committee believed that stock option incentives are a significant factor in the Company's ability to attract, retain and motivate employees who are critical to the Company's long-term success. Consequently, the Stock Option Committee determined that it was in the Company's best interest to reprice "out of the money" options to enable the Company to retain and attract valued employees. The vesting schedule and all other terms of the stock options remained unchanged. Stock options issued to non-employee directors pursuant to the U.S. Franchise Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors were not repriced.

                             STOCK OPTION COMMITTEE

                                 Irwin Chafetz
                             Jeffrey A. Sonnenfeld

    The following table provides information with respect to all repricings of options held by the Named Executive Officers of the Company since the Company became subject to the reporting requirements of the Exchange Act. Messrs. Leven and Neal Aronson do not hold any stock options and did not benefit from this repricing.

                                          NUMBER OF                       EXERCISE PRICE                     LENGTH OF
                                          SECURITIES                            AT                        ORIGINAL OPTION
                                          UNDERLYING   MARKET PRICE OF       TIME OF                           TERM
                                           OPTIONS     STOCK AT TIME OF     REPRICING      NEW EXERCISE      REMAINING
NAME                             DATE      REPRICED     REPRICING ($)          ($)          PRICE ($)       AT DATE OF
----                           --------   ----------   ----------------   --------------   ------------   ---------------
Steven Romaniello............  12/31/99      6,000          $4.50             $13.50           $4.50            3.8
                                             2,000           4.50               8.13            4.50            4.9
                                            15,000           4.50               9.31            4.50            6.0
Stephen D. Aronson...........  12/31/99      5,000          $4.50             $13.50           $4.50            3.8
                                             2,000           4.50               8.13            4.50            4.9

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with Messrs. Leven and Neal Aronson and a letter agreement regarding resignation with David E. Shaw, Sr. The material terms of these existing agreements are described below. In addition, the Company (1) has entered into the Separation Agreement with Neal Aronson which will terminate his employment with the Company and (2) will enter into a new employment agreement with Mr. Leven which will supersede his existing employment agreement and an employment agreement with Mr. Romaniello. See "Proposal 1--Agreements Executed and to be Executed in Connection with the Recapitalization Agreement."

    LEVEN EMPLOYMENT AGREEMENT

    Mr. Leven's employment agreement with the Company, as amended, provides for his employment as Chairman of the Board of Directors, President and Chief Executive Officer of the Company for a ten-year term expiring on September 30, 2005. Mr. Leven is entitled to a base salary of at least $375,000 per year, subject to annual cost of living increases and other annual increases determined by the Company based on the performance of Mr. Leven and the Company and on prevailing economic circumstances.

    Certain insurance benefits, if available on commercially reasonable terms, are to be provided to Mr. Leven under his employment agreement, including term life insurance in the amount of $1,500,000, executive health, dental and medical insurance, long term disability and long term home care. The Company has obtained all of the foregoing benefits for Mr. Leven. In addition, Mr. Leven is entitled to a monthly automobile allowance in the amount of $1,000.

    Mr. Leven's employment agreement provides for a performance bonus of
(1) $1,000 for each franchise agreement, up to 150 franchise agreements, executed in each 12-month period commencing October 1st and ending on September 30th during the term of the agreement, and (2) $2,000 for each franchise agreement in excess of 150 franchise agreements entered into in each such 12-month period.

    Mr. Leven's employment agreement also contains confidentiality provisions that prohibit him from disclosing Company trade secrets at any time in the future and from disclosing any confidential information relating to the Company for a period extending five years after the termination of his employment agreement. In addition, the agreement contains non-competition provisions that prohibit Mr. Leven from competing in the franchising business generally and in the business of franchising, operating or managing of hotels and motels for a period of five years following the termination of his employment for "cause" or his resignation without "good reason." The enforceability of these non-disclosure and non-competition provisions under Georgia law, which governs Mr. Leven's agreement, is uncertain.

    In addition to allowing Mr. Leven to resign at any time for "good reason," his employment agreement provides that, after the first five years of the agreement, Mr. Leven may resign at any time upon six months notice. If his resignation is without "good reason," the Company is required to pay Mr. Leven only his base salary, unused vacation time, and performance bonus actually earned through the effective date of resignation. The employment agreement further provides that if Mr. Leven resigns without "good reason" during the first five years, he will not be liable for any consequential damages or damages for loss of economic opportunity or profits to the Company. If Mr. Leven resigns for "good reason," or if his employment is terminated without "cause," he is entitled to severance pay in accordance with the terms of his employment agreement. For the purpose of Mr. Leven's employment agreement, "good reason" includes, but is not limited to, the failure to elect and continue Mr. Leven's membership on the Board of Directors of the Company or his involuntary relocation outside of Atlanta, Georgia. In addition, pursuant to the Company's By-Laws, Mr. Leven's employment agreement may not be terminated without the approval of 75% of the Board of Directors (excluding Mr. Leven). Except as noted above concerning Mr. Leven's right to resign for "good reason" if he is not re-elected to the Board, Mr. Leven's employment agreement does not contain any change of control provisions.

    The Company will enter into a new employment agreement with Mr. Leven which will become effective upon consummation of the Offer and the Investment. See "Proposal 1--Agreements Executed and To Be Executed in Connection with the Recapitalization Agreement--New Leven Employment Agreement" for a discussion of the terms of this new employment agreement.

    ARONSON EMPLOYMENT AGREEMENT

    Neal Aronson's employment agreement, as amended, pursuant to which he serves as Chief Financial Officer of the Company, is substantially similar to Mr. Leven's agreement, except that (1) his base salary is $200,000 per year,
(2) his term life insurance is in the amount of $500,000, (3) his automobile allowance is $750 per month, (4) his performance bonus is $500 for each franchise agreement, up to 150 franchise agreements, executed within each applicable 12-month period, and $1,000 for each franchise agreement in excess of 150 entered in each applicable 12-month period and (5) Mr. Aronson is not entitled to receive long-term disability or long-term home care insurance coverage from the Company. Pursuant to the Company's By-Laws, Mr. Aronson's employment agreement may not be terminated without the approval of 75% of the Board of Directors (excluding Mr. Aronson). Mr. Aronson's employment agreement does not contain any change of control provisions.

    In connection with the execution of the Recapitalization Agreement, the Company entered into a Separation Agreement with Mr. Aronson. The agreement provides that Mr. Aronson will resign from his employment with the Company
60 days after the consummation of the Offer and the Investment and will receive severance benefits in connection therewith. See "Proposal 1--Agreements Executed and To Be Executed in Connection with the Recapitalization Agreement--Separation Agreement" for a discussion of the agreement and the severance benefits.

    See "Security Ownership of Certain Beneficial Owners and
Management--Management's Shares of Common Stock" as to the effect of termination of employment on the Class A Common Stock held by Messrs. Leven and Neal Aronson.

    SHAW RESIGNATION AGREEMENT

    On July 28, 1999, the Company and David E. Shaw, Sr. entered into a letter agreement in connection with his resignation as Executive Vice President--Administration. The letter agreement provides for the Company to provide group medical, dental, life and long term disability insurance to Mr. Shaw and his wife at the same cost as all Company employees with the same coverage indefinitely. The letter agreement further provided for the accelerated vesting of 26,887 Restricted Shares and 32,265 Unrestricted Shares and the accelerated vesting of 4,000 stock options owned by him. Pursuant to the letter agreement, Mr. Shaw served as a consultant to the Company and was compensated at a rate of $400 for each of the first 167 new franchise agreements entered into by the Company from July 28, 1999 through December 31, 1999.

    ROMANIELLO EMPLOYMENT AGREEMENT

    Steven Romaniello does not currently have a written employment agreement with the Company. The Company will enter into an employment agreement with Mr. Romaniello, currently the Company's President and Chief Operating Officer, which will become effective upon the consummation of the Offer and the Investment. See "Proposal 1--Agreements Executed and To Be Executed in Connection with the Recapitalization Agreement--Romaniello Employment Agreement" for a discussion of the terms of this employment agreement.

    No other Named Executive Officer has an employment or severance agreement with the Company.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors is responsible for:
(1) setting the Company's compensation philosophy and policies; (2) setting the terms and the administration of compensation plans for officers of the Company;
(3) review and approval of pay recommendations for the executive officers of the Company; and (4) initiation of all compensation actions for the Chief Executive Officer of the Company. However, the salary of any annual performance bonus paid to the Company's Chief Executive Officer and Chief Financial Officer are determined in accordance with their respective employment agreements, and beginning in the fourth quarter of 1998, the compensation of the Executive Vice President, Franchise Sales and Administration (now the President and Chief Operating Officer), has been primarily commission based.

    The Company's compensation policies have been designed to align the financial interests of the Company's management with those of its stockholders and reflect the nature of the Company by taking into account the Company's operating environment, its need to retain and attract valued employees and the expectations for growth and future profitability. Compensation for most of the Company's executive officers consists of a base compensation, performance bonus and, in some cases, life insurance benefits and stock options. The Company does not currently provide executive officers with other long term incentive compensation other than the ability to contribute their earnings to the Company's 401(k) Plan.

    The Compensation Committee's historical philosophy is that a significant portion of an executive's compensation should be based directly upon performance bonuses. The Compensation Committee believes that providing executives with cash bonuses based on the performance of the Company as well as with the opportunities to acquire significant stakes in the growth and prosperity of the Company, while maintaining other elements of the Company's compensation program at conservative levels, will enable the Company to attract and retain executives with the outstanding management abilities and entrepreneurial spirit which are essential to the Company's ongoing success. Furthermore, the Compensation Committee believes that this approach to compensation motivates executives to perform to their full potential.

    In addition, the Compensation Committee has recently recognized the value of providing significant portions of executive compensation in the form of stock options, as evidenced by the provisions of the new employment agreements which are expected to be entered into between the Company and each of Mr. Leven and Mr. Romaniello. The Compensation Committee believes that stock option incentives are a significant factor in the Company's ability to attract, retain and motivate employees who are critical to the Company's long-term success. Furthermore, the Compensation Committee recognizes that tying a portion of such executive officers' compensation package to the price of the Class A Common Stock will serve to motivate such officers and increases the likelihood for continued growth and profitability of the Company, and the attaining of increased value to the Company's stockholders.

    Periodically, the members of the Compensation Committee review salary recommendations for the Company's executives and then approve such recommendations, with any modifications they deem appropriate. The salary recommendations are made based on evaluations of the individual executive's past and expected future performance.

    The Compensation Committee periodically evaluates the Company's compensation policies and procedures with respect to executives to determine what modifications, if any, should be implemented to further link executive compensation with both individual and Company performance.

    The Compensation Committee currently intends for all compensation paid to the Named Executive Officers to be tax deductible to USFS pursuant to
Section 162(m) of the Code ("Section 162(m)"). Section 162(m) provides that compensation paid to the Named Executive Officers in excess of $1,000,000 cannot be deducted by USFS for federal income tax purposes unless, in general, such compensation is performance based, is established by a committee of independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders. The Compensation Committee believes that the requirements of Section 162(m) are uncertain at this time and may arbitrarily impact USFS. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

                             COMPENSATION COMMITTEE

                                Michael A. Leven
                                 Irwin Chafetz
                             Jeffrey A. Sonnenfeld

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOREGOING REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION AND THE STOCKHOLDER RETURN PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors is currently comprised of Michael A. Leven, Irwin Chafetz and Jeffrey A. Sonnenfeld. With the exception of Mr. Leven, who serves as Chairman of the Board and Chief Executive Officer of the Company, none of the members of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries during fiscal 1999. There were no material transactions between the Company and any of the members of the Compensation Committee during fiscal 1999. See "Proposal 1--Agreements Executed and to be Executed in Connection with the Recapitalization Agreement" for a discussion of certain transactions and agreements entered into or expected to be entered into by Mr. Leven in connection with the Offer and the Investment.

STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Class A Common Stock against the cumulative total return of the Nasdaq Stock Market Index and the S&P Lodging--Hotels Index for the period commencing on October 25, 1996, the date the Company's Class A Common Stock began trading, and ending December 31, 1999 (the "Measuring Period"). The graph assumes that the value of the investment in the Company's Class A Common Stock and each index was $100 on October 25, 1996. The change in cumulative total return is measured by dividing (1) the sum of
(a) the cumulative amount of dividends for the Measuring Period, assuming dividend reinvestment, and (b) the change in share price between the beginning and end of the Measuring Period, by (2) the share price between at the beginning of the Measuring Period. The Company has not paid any cash dividends.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
          U.S. FRANCHISE SYSTEMS, INC., NASDAQ STOCK MARKET INDEX AND
                           S&P LODGING--HOTELS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   U.S. FRANCHISE SYSTEMS, INC.  NASDAQ STOCK MARKET INDEX  S&P LODGING-HOTELS INDEX
October 25, 1996                        $100.00                    $100.00                   $100.00
December 31, 1996                        $75.00                    $106.03                    $90.00
December 31, 1997                        $74.07                    $129.92                   $125.94
December 31, 1998                        $73.15                    $183.08                   $102.53
December 31, 1999                        $33.33                    $330.76                   $102.52

DOLLARS

MEASUREMENT PERIOD                                       U.S. FRANCHISE   NASDAQ STOCK   S&P LODGING-
(FISCAL YEAR COVERED)                                    SYSTEMS, INC.    MARKET INDEX   HOTELS INDEX
---------------------                                    --------------   ------------   ------------
October 25, 1996.......................................     $100.00          $100.00        $100.00
December 31, 1996......................................       75.00           106.03          90.00
December 31, 1997......................................       74.07           129.92         125.94
December 31, 1998......................................       73.15           183.08         102.53
December 31, 1999......................................       33.33           330.76         102.52

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following table sets forth information regarding the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of June 25, 2000 by (1) each person known by the Company to be the beneficial owner of more than 5% of each class of the outstanding Common Stock; (2) each director of the Company; (3) each Named Executive Officer; and (4) all directors and executive officers of the Company as a group. Each share of Class B Common Stock is entitled to ten votes per share.

                                  SHARES OF                     SHARES OF
                                CLASS A COMMON   PERCENT OF   CLASS B COMMON   PERCENT OF   PERCENT OF TOTAL
NAME OF BENEFICIAL OWNER          STOCK (1)        CLASS        STOCK (1)        CLASS        VOTING POWER
------------------------        --------------   ----------   --------------   ----------   ----------------
Michael A. Leven..............      874,557(2)       5.1%       1,509,473(3)       55.7%          36.0%
Neal K. Aronson...............      892,771(4)       5.2        1,509,453(5)       55.7           36.1
Dean Adler....................       75,500(6)         *                0             0              *
Irwin Chafetz.................      371,100(7)       2.2                0             0              *
Douglas G. Geoga..............        4,000(8)         *                0             0              *
Richard D. Goldstein..........      266,478(9)       1.5                0             0              *
David T. Hamamoto.............      401,500(10)      2.3                0             0              *
Andrea Leven..................      233,032(11)      1.4          770,801(12)      28.5              *
Jeffrey A. Sonnenfeld.........       11,000(13)        *                0             0              *
Steven Romaniello.............      198,716(14)      1.2                0             0              *
David E. Shaw, Sr.............       85,749(15)        *                0             0              *
Stephen D. Aronson............        9,250(16)        *                0             0              *
Meridian Associates, L.P.,
  HSA, Inc. and SDI, Inc., as
  a group.....................    3,778,203(17)     21.9        2,707,919(17)     100.0           69.6%
All officers and directors as
  a group (11 Persons)**......    2,817,309         16.3        2,707,919         100.0           67.4%

------------------------

   * Represents less than 1% of the outstanding shares, both in number and in terms of voting power.

  ** Duplications eliminated.

 (1) "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes options which are exercisable within sixty days after June 25, 2000. All of the listed persons have sole voting and investment power over the shares listed opposite their names unless otherwise indicated in the notes below. In connection with the closing of the Offer and the Investment, all Restricted Shares will vest and will no longer be subject to forfeiture, and all outstanding stock options under the Option Plan will also vest. Due to the vesting of the Restricted Shares owned by members of management of the Company, those members of management will no longer be required to vote such Restricted Shares in the same manner that Mr. Leven and/or Mr. Aronson vote their shares. See "Management Shares of Common Stock." In addition, in connection with the Recapitalization Agreement, Mr. Aronson has entered into an agreement which will obligate him to, among other things, tender all of his shares of Common Stock in the Offer and convert any of his remaining shares of Class B Common Stock that are not accepted by the Company for purchase in the Offer into Class A Common Stock by the first business day after the closing of the Offer and the Investment. See "Proposal 1--Agreements Executed and to be Executed in Connection with the Recapitalization Agreement--Aronson Agreement." Because the above-mentioned provisions are conditional in nature (and even if the Investment and the Offer were to close, it is impossible to ascertain precisely how the beneficial ownership of these individuals would change), the table above does not reflect that such changes in beneficial ownership may occur, even though it is possible that such changes in beneficial ownership will occur within 60 days of June 25, 2000.

 (2) Consists of (i) 123,805 Restricted Shares held directly by Mr. Leven and as to which Mr. Leven has sole voting power, (ii) 233,032 Restricted Shares held by Mr. Leven's wife, which are voted by Mr. Leven, (iii) 310,401 Unrestricted Shares, which have been reallocated to other members of management and are voted in the same manner that Mr. Leven votes his shares, (iv) 95,972 shares that were designated as Restricted Shares pursuant to Mr. Leven's Old Stock Purchase Agreement (as defined herein), which have been reallocated to other members of management and by virtue of the 1996 Amendment (as defined herein) are voted in the same manner that Mr. Leven votes his Unrestricted Shares, and (v) 111,347 Restricted Shares owned by Mr. Aronson, which are voted by Mr. Leven. Mr. Leven's business address is 13 Corporate Square, Suite 250, Atlanta, Georgia 30329.

 (3) Consists of (i) 427,665 Unrestricted Shares, as to which Mr. Leven has sole voting power, (ii) 770,801 shares held by Mr. Leven's wife as Unrestricted Shares, which are voted by Mr. Leven, and (iii) 311,007 Unrestricted Shares owned by Mr. Aronson, which are voted by Mr. Leven.

 (4) Consists of (i) 589,865 Restricted Shares held directly by Mr. Aronson and as to which Mr. Aronson has sole voting power, (ii) 95,972 shares that were designated as Restricted Shares pursuant to Mr. Aronson's Old Stock Purchase Agreement, which have been reallocated to other members of management and by virtue of the 1996 Amendment are voted by them in the same manner that Mr. Aronson votes his shares and (iii) 206,934 shares that were designated as Unrestricted Shares under the Old Stock Purchase Agreements, which have been reallocated to other members of management and are voted by them in the same manner that Mr. Aronson votes his shares.
     Mr. Aronson has transferred voting power to Mr. Leven with respect to 111,347 of such shares. Mr. Aronson's business address is 13 Corporate Square, Suite 250, Atlanta, Georgia 30329.

 (5) Consists of 1,509,453 shares designated as Unrestricted Shares, of which Mr. Aronson has sole voting power as to 1,198,466 shares and has transferred voting power to Mr. Leven as to 311,007 shares.

 (6) Consists of (i) 7,000 shares as to which Mr. Adler has sole voting and investment power, (ii) stock options for 2,000 shares of Class A Common Stock at $13.50 per share which are fully vested, (iii) stock options for 2,000 shares of Class A Common Stock at $10.00 per share which are fully vested, (iv) stock options for 2,000 shares of Class A Common Stock at $9.78 per share which are fully vested and (v) 62,500 shares of Class A Common Stock owned collectively by Lubert-Adler Real Estate Opportunity Fund L.P., Lubert-Adler Real Estate Opportunity Fund II, L.P. and Lubert-Adler Capital Real Estate Opportunity Fund, L.P. (collectively, "Lubert-Adler"), entities controlled by Mr. Adler.

 (7) Consists of (i) 365,100 shares as to which Mr. Chafetz has sole voting and investment power, (ii) stock options for 2,000 shares of Class A Common Stock at $13.50 per share which are fully vested, (iii) stock options for 2,000 shares of Class A Common Stock at $10.00 per share which are fully vested and (iv) stock options for 2,000 shares of Class A Common Stock at $9.78 per share which are fully vested.

 (8) Consists of (i) stock options for 2,000 shares of Class A Common Stock at $13.00 per share which are fully vested and (ii) stock options for 2,000 shares of Class A Common Stock at $9.78 per share which are fully vested.

 (9) Consists of (i) 79,778 shares as to which Mr. Goldstein has sole voting and investment power, (ii) stock options for 2,000 shares of Class A Common Stock at $13.50 per share which are fully vested, (iii) stock options for 2,000 shares of Class A Common Stock at $10.00 per share which are fully vested, (iv) stock options for 2,000 shares of Class A Common Stock at $9.78 per share which are fully vested and (v) 180,700 shares owned by Alpine Hospitality Equities LLC ("Alpine Equities"). Mr. Goldstein shares voting and investment power with respect to the shares owned by Alpine Equities.

 (10) Consists of (i) stock options for 2,000 shares of Class A Common Stock at $13.00 per share which are fully vested; (ii) stock options for 2,000 shares of Class A Common Stock at $9.78 per share which are fully vested and (iii) 397,500 shares of Class A Common Stock owned by Sextant Trading LLC ("Sextant"), an entity owned beneficially by NorthStar Capital Investment Corp. (together with its affiliates, "NorthStar"), of which Mr. Hamamoto is a director. Mr. Hamamoto disclaims beneficial ownership of the shares owned by Sextant.

 (11) Represents shares that were designated under Mr. Leven's Old Stock Purchase Agreement as Restricted Shares and which have been transferred to Mrs. Leven. Pursuant to a voting agreement, Mrs. Leven has transferred voting power with respect to these shares to Mr. Leven. Mrs. Leven's business address is 13 Corporate Square, Suite 250, Atlanta, Georgia 30329, U.S. Franchise Systems, Inc.

 (12) Represents shares of Class B Common Stock that were originally designated as Unrestricted Shares under Mr. Leven's Old Stock Purchase Agreement, which were subsequently transferred to Mrs. Leven and which, pursuant to a voting agreement, are all voted by Mr. Leven.

 (13) Consists of (i) 5,000 shares as to which Dr. Sonnenfeld has sole voting and investment power, (ii) stock options for 2,000 shares of Class A Common Stock at $13.50 per share which are fully vested, (iii) stock options for 2,000 shares of Class A Common Stock at $10.00 per share which are fully vested, and (iv) stock options for 2,000 shares of Class A Common Stock at $9.78 per share which are fully vested.

 (14) Consists of (i) 5,000 shares as to which Mr. Romaniello has sole voting and investment power, (ii) 147,883 Unrestricted Shares, of which 88,730 shares must be voted in the same manner as Mr. Leven votes his shares and 59,153 shares which must be voted in the same manner as Mr. Aronson votes his shares, (iii) 40,333 Restricted Shares, of which 20,167 shares must be voted in the same manner as Mr. Leven votes his shares and 20,166 shares which must be voted in the same manner as Mr. Aronson votes his shares, and (iv) stock options for 5,500 shares of Class A Common Stock at $4.50 per share which are fully vested.

 (15) Consists of (i) 8,000 shares as to which Mr. Shaw has sole voting and investment power, (ii) 56,862 Unrestricted Shares, of which 34,117 shares must be voted in the same manner as Mr. Leven votes his shares and 22,743 shares which must be voted in the same manner as Mr. Aronson votes his shares, (iii) 26,887 Restricted Shares, of which 13,444 shares must be voted in the same manner as Mr. Leven votes his shares and 13,443 shares which must be voted in the same manner as Mr. Aronson votes his shares,
      (iv) stock options for 3,000 shares of Class A Common Stock at $13.50 per share which are fully vested, and (v) stock options for 1,000 shares of Class A Common Stock at $8.13 per share which are fully vested.

 (16) Consists of (i) 4,500 shares as to which Mr. Aronson has sole voting and investment power and (ii) stock options for 4,750 shares of Class A Common Stock at $4.50 per share which are fully vested.

 (17) Consists of (i) 2,099,775 shares of Class A Common Stock owned by Meridian as to which it reports sole voting and dispositive power and (ii) 22,447 shares of Class A Common Stock owned by HSA, an affiliate of Meridian, as to which it reports sole voting and dispositive power and (iii) 1,655,981 shares of Class A Common Stock and 2,707,919 shares of Class B Common Stock beneficially owned by Michael Leven and Neal Aronson as to which Messrs. Leven and Aronson have agreed to vote in favor of Proposals 1, 2 and 3 at the Annual Meeting pursuant to various voting agreements with Meridian. See "Proposal 1--Agreement Executed and to be Executed in Connection with the Recapitalization Agreement--Aronson Agreement" and "--Levin Agreement." Meridian's business address is 200 West Madison Street, Suite 3800, Chicago, Illinois 60606. Based upon information included in a Schedule 13D filed on June 13, 2000 by Meridian, HSA and SDI, SDI, Meridian and HSA may constitute a "group" within the meaning of Rule 13d-5 under the Act, with respect to their beneficial ownership of shares of Common Stock of USFS. However, each of SDI, Meridian and HSA is of the view that the they are not acting as a "group" for purposes of Section 13(d) under the Act and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other reporting entities within the meaning of Rule 13d-3 promulgated under the Act, and each of them disclaims control and beneficial ownership of any Class A Common Stock owned by the other reporting entities.

    The following table sets forth information regarding the beneficial ownership of shares of Class A Common Stock by the persons anticipated to fill the vacancies on the Board of Directors after the consummation of the Offer and the Investment, as described under "Proposal 1--New Board upon Consummation of the Offer and the Investment."

                                                                                                     PERCENT OF
                                     SHARES OF CLASS A                                                 TOTAL
                                          COMMON         PERCENT OF   SHARES OF CLASS B   PERCENT      VOTING
NAME OF BENEFICIAL OWNER                 STOCK(1)          CLASS        COMMON STOCK      OF CLASS     POWER
------------------------             -----------------   ----------   -----------------   --------   ----------
Ronald M. Brill....................             0              *              0               0            *
Laurence S. Geller.................        25,397(2)           *              0               0            *
Robert C. Glustrom.................             0              *              0               0            *
Philip M. Kayman...................             0              *              0               0            *
Scott D. Miller....................             0              *              0               0            *
David A. Shapiro...................             0              *              0               0            *

------------------------

* Represents less than 1% of the outstanding shares, both in number and in terms of voting power.

(1) "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes options which are exercisable within sixty days after June 25, 2000.

(2) Reflects shares that Mr. Geller has the right to receive from Meridian as payment by Pritzker family business interests for consulting and advisory services rendered to certain Pritzker family business interests.

MANAGEMENT SHARES OF COMMON STOCK

    BACKGROUND

    Messrs. Leven and Neal Aronson are parties to agreements, described below, which among other things, govern the voting of, and impose forfeiture provisions upon, shares of Common Stock of the Company (some of which shares have since been repurchased by the Company and reissued to members of management).

    On October 5, 1995, Messrs. Leven and Aronson purchased from the Company 5,485,259 shares of Class A Common Stock, which represented 51% of the Class A Common Stock then outstanding, for an aggregate purchase price of $567,245, or $0.1034 per share (the "Original Issue Price"). Twenty-five percent (25%) of such Class A Common Stock was acquired by Messrs. Leven and Aronson outright (i.e., without restriction on their ability to vote or receive dividends with respect to such shares and free of any risk of forfeiture), although a limited number of such shares could be repurchased from Messrs. Leven and Aronson and reissued to other employees under certain circumstances described below (the "Unrestricted Shares"). Immediately following such acquisition, Mr. Leven owned 15% and Mr. Aronson owned 10% of the then outstanding Class A Common Stock in the form of Unrestricted Shares. The remaining shares of Class A Common Stock acquired by Messrs. Leven and Aronson, representing 26% of such Class A Common Stock at the time of such acquisition, were subject to significant restrictions with respect to voting and dividend rights and substantial risks of forfeiture (the "Restricted Shares"), as described below. Mr. Leven and Mr. Aronson each acquired 13% of the then outstanding Class A Common Stock in the form of Restricted Shares. On August 23, 1996, the Board of Directors voted to amend the respective Employee Stock Purchase Agreements pursuant to which Messrs. Leven and Aronson purchased the Class A Common Stock (the "Old Stock Purchase Agreements") to eliminate the restrictions with respect to one-half of the Restricted Shares (the "1996 Amendment"). See "--1996 Amendment" below for a description of the amendment.

    RESALE OF SHARES TO OTHER MANAGEMENT

    The Old Stock Purchase Agreements provided that Unrestricted Shares representing 5% of the Class A Common Stock then outstanding and Restricted Shares representing 6% of the Class A Common Stock then outstanding could be repurchased by the Company from Messrs. Leven and Aronson at the Original Issue Price and then reissued to other members of the Company's management at fair market value. As of June 25, 2000, a total of approximately 826,833 shares of outstanding Class A Common Stock have been repurchased from Messrs. Leven and Aronson and reissued to other members of management. By virtue of the 1996 Amendment, members of management who acquired these shares are required to vote those shares that are Restricted Shares, on a one vote per share basis, one-half in the same manner as Mr. Leven votes his shares and one-half as Mr. Aronson votes his shares. With respect to those shares that are Unrestricted Shares, the management holders continue to be required to vote 60% of such shares in the manner that Mr. Leven votes his shares and 40% in the manner that Mr. Aronson votes his shares. The Company's right to cause the redemption and reissuance of the remaining shares was eliminated by the 1996 Amendment. All shares which have been repurchased from Messrs. Leven and Aronson and reissued to other members of management pursuant to the Old Stock Purchase Agreements are subject to a vesting schedule, which provides that Unrestricted Shares vest over a five year period and Restricted Shares vest over a ten year period, in each case provided that the management employee remains employed by the Company (and with Restricted Shares subject to further vesting requirements based on the Company's performance). Any unvested shares that are forfeited upon the termination of such employment are to be repurchased by the Company and resold to Mr. Leven or Mr. Aronson, as the case may be (depending on who owned the shares originally), at the Original Issue Price. In the event any of such shares are forfeited and reissued to Messrs. Leven or Aronson at the Original Issue Price, the Company will recognize compensation expense for the difference between the Original Issue Price and the market value of the stock on the date such shares are repurchased by Messrs. Leven and Aronson. Upon such resale, the shares will continue as Unrestricted Shares or Restricted Shares in the same manner as had they not been so forfeited. As of June 25, 2000, 57,807 unvested shares have been repurchased by the Company, but Messrs. Leven and Aronson have waived their rights to such shares.

    UNRESTRICTED SHARES

    Following the 1996 Amendment, there are no restrictions on the Unrestricted Shares held by Messrs. Leven and Aronson and their permitted transferees, and such shares may not be repurchased from Messrs. Leven and Aronson and reissued to other members of management.

    RESTRICTED SHARES

    The Old Stock Purchase Agreements imposed, and the Old Stock Purchase Agreements as amended by the 1996 Amendment (the "Amended Stock Purchase Agreements") impose, substantial risks of forfeiture on Restricted Shares. Messrs. Leven and Aronson are entitled to vote all Restricted Shares (on a one vote per share basis), including Restricted Shares which have been reallocated to other members of management as provided above, prior to such shares being "earned" by the holders thereof, and to receive dividends thereon. See "--1996 Amendment."

    Under both the Old Stock Purchase Agreements and the Amended Stock Purchase Agreements, Restricted Shares become "Earned Shares" upon the Company's attaining certain performance criteria. However, notwithstanding that they have been "earned," Earned Shares (other than the Class A Common

Stock that was deemed to have been earned by virtue of the 1996 Amendment) will be forfeited if the management holder of such shares (including either of Messrs. Leven or Aronson) resigns from his or her employment with the Company without "good reason" or is terminated for "cause" prior to the tenth anniversary of the date such shares were acquired by the holder thereof from the Company ("Termination Forfeiture"). See "--1996 Amendment."

    Pursuant to the 1996 Amendment, one-half of the Restricted Shares were deemed to be Unrestricted Shares.

    Under both the Old Stock Purchase Agreements and the Amended Stock Purchase Agreements, Earned Shares will be permanently vested (i.e., they will no longer be subject to Termination Forfeiture) on September 29, 2005. Any Restricted Shares that have not become Earned Shares by September 29, 2005 must be redeemed by the Company at the Original Issue Price and offered to the original investors (the "Original Investors") of the Company (other than Messrs. Leven and Aronson) pro rata at the Original Issue Price based on their original holdings of Old Common Stock. In addition, upon the occurrence of a Termination Forfeiture with respect to Mr. Leven or Mr. Aronson, such person's Restricted Shares must be redeemed by the Company and so offered to the Original Investors.

    Under both the Old Stock Purchase Agreements and the Amended Stock Purchase Agreements, if substantially all of the Company's stock or assets are transferred or sold, or upon a business combination, any remaining Restricted Shares will automatically become Unrestricted Shares to the extent that value for the entire Company indicated by the gross sale price in such transaction results in an internal rate of return to the Original Investors of at least 40% on a compounded annual basis (after taking into account the amount and timing of all distributions and payments received by such Original Investors from the Company, after considering Unrestricted and Earned Shares then held by Messrs. Leven and Aronson, and after giving effect to Restricted Shares that become Unrestricted Shares as a result of such transaction) Restricted Shares that do no become Unrestricted Shares as a result of such transaction will retain their characteristics and potential benefits as Restricted Shares unless the issue is expressly addressed in the documentation with respect to such transaction.

    1996 AMENDMENT

    On October 30, 1996, the Company and Messrs. Leven and Aronson amended their respective Old Stock Purchase Agreements. The 1996 Amendment provided that
(1) one-half of their Restricted Shares will be deemed to be Unrestricted Shares, notwithstanding the fact that certain performance criteria had not been met, (2) their remaining Restricted Shares will become Earned Shares at the rate of 1/13 of all of the remaining number of Restricted Shares (including the Restricted Shares held by other members of management) for every $1,000,000 of annual Adjusted EBITDA of the Company (defined as earnings before interest, taxes, depreciation, amortization and other non-cash charges, adjusted to exclude one-time or non-recurring expenses or credits), but only after Adjusted EBITDA for a fiscal year equals or exceeds $14,000,000, (3) the Unrestricted Shares held by Messrs. Leven and Aronson and by Mr. Leven's wife, including the Unrestricted Shares referred to in clause (1) above, will be shares of Class B Common Stock (with ten votes per share), (4) the remaining Restricted Shares held by Messrs. Leven and Aronson will be Class A Common Stock (with one vote per share), including if and when such shares become Earned Shares, and will continue to be subject to Termination Forfeiture, (5) Messrs. Leven and Aronson will have the right to vote their Restricted Shares and to receive dividends, if any, declared thereon before they become Earned Shares, (6) no additional shares will be repurchased from Messrs. Leven and Aronson and reissued to other members of management and (7) in calculating Adjusted EBITDA for any given year, there generally shall be subtracted 10% of the consideration paid by the Company in connection with any future acquisitions by the Company and/or its subsidiaries of another corporation or other entity. As part of the 1996 Amendment, one-half of the Restricted Shares previously allocated to other members of management were also be deemed to be Unrestricted Shares. Such shares, representing approximately 1.2% of the Class A Common Stock outstanding as of June 25, 2000, will be voted by the management holders thereof 60% in the same manner that Mr. Leven votes his shares, and 40% in the same manner that Mr. Aronson votes his shares. As to any Restricted Shares still held by such management holders, 50% of such shares will be voted by the management holders thereof in the same manner that Mr. Leven votes his shares and 50% will be voted in the same manner Mr. Aronson votes his shares.

    RECAPITALIZATION AGREEMENT

    Pursuant to the Recapitalization Agreement, all Restricted Shares (including those Restricted Shares held by Messrs. Leven and Aronson and other management holders) will become vested immediately prior to consummation of the Offer and the Investment and can be tendered in the Offer at the discretion of the holders of such Restricted Shares.

    CERTAIN OTHER AGREEMENTS RELATING TO COMMON STOCK

    In connection with the acquisition of the Hawthorn brand on March 12, 1998, Meridian, HSA, Michael A. Leven, Neal K. Aronson and the Company entered into the HSA Shareholders Agreement. Pursuant to the HSA Shareholders Agreement, Meridian and HSA have agreed to certain standstill provisions on customary terms with respect to the acquisition of additional shares of Common Stock, and have been granted certain tag-along rights on customary terms in connection with sales of Common Stock by Mr. Leven, Mr. Aronson and certain other holders of Common Stock and have been granted certain demand registration rights and piggy-back registration rights on customary terms. The HSA Shareholders Agreement is expected to be terminated upon completion of the Offer and the Investment.

    In connection with the establishment of Constellation Development Fund, LLC (the "Development Fund"), the Company issued shares of Class A Common Stock to Lubert-Adler Real Estate Opportunity Funds, L.P. (together with its affiliates, "Lubert-Adler") and an affiliate of NorthStar, and entered into a Registration and Tag-Along Rights Agreement with Lubert-Adler, NorthStar, Mr. Leven and
Mr. Aronson. Pursuant to this agreement, Lubert-Adler and NorthStar have been granted certain tag-along rights on customary terms in connection with sales of Common Stock by Mr. Leven or Mr. Aronson and have been granted certain demand registration rights and piggy-back registration rights on customary terms. In connection with the execution of the Recapitalization Agreement, Neal Aronson entered into an agreement with Meridian pursuant to which he agreed to terminate this agreement and/or his rights thereunder when the Offer and the Investment are consummated.

    In connection with the acquisition of Best Inns on April 28, 1998, the Company entered into a Registration Rights Agreement with Alpine Equities,
Mr. Leven and Mr. Aronson. Pursuant to this agreement, Alpine Equities has been granted certain tag-along rights in connection with sales of Common Stock by Mr. Leven or Mr. Aronson and has been granted certain demand registration rights and piggy-back registration rights on customary terms. In connection with the execution of the Recapitalization Agreement, Neal Aronson entered into an agreement with Meridian pursuant to which he agreed to terminate this agreement and/or his rights thereunder when the Offer and the Investment are consummated.

    In connection with a letter agreement with an unaffiliated hotel developer, the Company agreed to issue up to $900,000 in shares of Class A Common Stock in the future, at a price per share based upon the closing price of the Class A Common Stock on the date of issuance upon such developer's achieving certain milestones for opening USFS branded hotels. On March 3, 2000, the Company issued 48,290 shares of Class A Common Stock, valued at approximately $240,000 in satisfaction of the first such milestone. As of June 25, 2000 obligations with respect to $660,000 in such shares remain.

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
CERTAIN OTHER RELATIONSHIPS AND RELATED TRANSACTIONS

    In addition to the following, please see Proposal 1 and "--Management Shares of Common Stock" for a description of several other relationships and transactions entered into by the Company with its executive officers and directors since January 1, 1999.

    TRANSACTIONS ENTERED INTO IN CONNECTION WITH THE DEVELOPMENT FUND

    Dean S. Adler, a director of the Company, is a principal of the entity that controls Lubert-Adler. Irwin Chafetz, a director of the Company, is an investor in Lubert-Adler. In connection with the formation of the Development Fund, the Company sold 62,500 shares of Class A Common Stock to Lubert-Adler for $703,000 at a price per share of $11.25 per share on March 17, 1998. The closing price of the Class A Common Stock on March 17, 1998, as reported on the Nasdaq National Market, was $13.00 per share, resulting in a discount of $109,375 to Lubert-Adler. In addition, Lubert-Adler was issued the right to acquire an additional 62,500 shares of Class A Common Stock, exercisable on a pro rata basis within 18 months of the commitment of the Development Funds's capital, at an exercise price of $11.25 per share, which such right has expired. The purchase price for the shares of Class A Common Stock issued to Lubert Adler and the exercise price for the additional shares were negotiated on an arm's length basis between the Company and NorthStar, a participant in the Development Fund. The Company will also be paid approximately $3.5 million over the first five years to manage the Development Fund and has earned $2,125,000 of such payments as of March 31, 2000 ($1,000,000 in 1998, $1,000,000 in 1999 and 125,000 in 2000
through March 31, 2000.)

    On October 31, 1998 the Development Fund entered into a $60 million senior credit facility with NationsBank, N.A. The Company is party to an Indemnity Agreement dated October 31, 1998 in favor of NationsBank, N.A. ("Agent") and the lenders party to the senior lending facility, which requires the Company to indemnify Agent and the lenders under certain limited circumstances including, but not limited to, fraud, intentional misrepresentation or misappropriation of funds by the Company, the Development Fund, Constellation Lending Fund, LLC, or Constellation Equity Corp. Availability under this credit facility has been reduced to $12,000,000. Outstanding borrowings under the credit facility at June 25, 2000 were approximately $8.7 million. As of February 21, 2000, the managers of the Development Fund agreed that no additional projects will be commenced in the future. In connection with the establishment of the Development Fund, the Company committed to make a loan of up to $10 million to Constellation Equity Corp., an entity controlled by NorthStar ("Constellation"). Constellation will use the funds to make an investment which is subordinated to certain debt and equity returns of investors in the Development Fund. The loan bears interest at an annual rate of 8%, is non-recourse and is repayable from distributions and payments made to Constellation from the Development Fund. As of June 30, 2000, the Company had made loans of approximately $4.3 million in the aggregate to Constellation ($2,663,725 in 1998, $3,003,626 in 1999 and ($1,321,443) in 2000
through June 25, 2000) and the Company expects to lend approximately an additional $400,000 to Constellation in 2000. Due to the uncertainty surrounding ultimate recoverability of the subordinated loans, the Company is accounting for them on the cost-recovery basis, where interest income is recorded only after recovery of principal.

    Richard D. Goldstein, a director of the Company, is an Executive Vice President and a Senior Managing Director of the general partner of Alpine Equity Partners L.P., an entity that is a member of Alpine Rockport LLC ("Rockport"). Rockport is a member of three entities which have entered into certain financing arrangements with an affiliate of the Development Fund for the construction of three Microtel projects. Rockport or its affiliates have also entered into franchise and management agreements with the Company relating to the three aforementioned Microtel projects pursuant to which the Company has received fees of $260.00 in 1998 and $152,987 in 1999 and $66,458 in the first quarter of 2000. The Company recently terminated the management agreements with Rockport and its affiliates. The Company considers the terms of the franchise, management and financing arrangements with Rockport and its

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
affiliates to be, or, with respect to the management agreements, were commercially reasonable and reflective of standard agreements that the Company generally executes with third parties.

    TRANSACTIONS ENTERED INTO IN CONNECTION WITH THE BEST INNS ACQUISITION

    Richard D. Goldstein, a director of the Company, is an Executive Vice President and a Senior Managing Director of the general partner of Alpine Equity Partners L.P., the entity that indirectly owns and controls a majority of Alpine Hospitality Ventures LLC ("Ventures") and Alpine Equities, an affiliate of Ventures. As part of the acquisition of Best Inns on April 28, 1998, the Company entered into, directly and indirectly, a number of transactions with Ventures and Alpine Equities. Ventures purchased 17 Best Inns Hotels (the "Acquired Hotels") for a total purchase price of $84 million. In connection with Ventures' acquisition of these hotels, the Company made a $15 million unsecured subordinated loan to Ventures at interest rate of 12% per annum, interest on which will be paid in cash to the extent of available cash and otherwise will be paid-in-kind. The loan is subordinated to a guarantee provided by Ventures in connection with a third-party senior loan in the principal amount of approximately $65 million to its subsidiary that acquired 17 Best Inns hotels in the Best Inns acquisition and is structurally subordinated to such third party loan. The Company was committed to make up to $7.5 million of additional loans to Ventures under certain circumstances, including if required by Ventures in order to achieve compliance with certain debt service coverage ratios in order to obtain an extension of the maturity date of the loan, or to obtain the release of a property from the senior lender's liens in connection with a condemnation, casualty or otherwise. No additional loans have been made as of June 25, 2000.

    In connection with the Best Inns acquisition, the Company entered into franchise and management agreements with Ventures for the Acquired Hotels. Fees under these agreements were to be deferred to the extent there was insufficient cash flow at the Acquired Hotels to pay them. A portion of these fees were deferred in the fourth quarter 1999 and the first quarter 2000.

    In the fourth quarter of 1999, the Company was advised that the senior lender informed Ventures of its intention to institute a "lock-box" arrangement, thereby eliminating the payment of cash interest to the Company on its subordinated loan while such arrangement is in place. The Company will continue to receive interest in-kind payments, but will not include such in-kind payments in income. In March 2000, the lock-box agreement was executed. The Company has taken a $15.5 million reserve during the fourth quarter 1999 against the value and accrued interest of the loan.

    In connection with Ventures' acquisition of the Best Inn hotels, the Company entered into the following additional transactions with Ventures and Alpine
Equities: (1) the Company issued 350,000 shares (the "Alpine Shares") of
Class A Common Stock to Alpine Equities for a cash purchase price of $1.6 million and granted to Alpine Equities certain demand and piggy-back registration rights on customary terms as well as certain tag-along rights,
(2) the Company entered into a management contract and franchise agreements with Ventures relating to the 17 Acquired Hotels, and (3) the Company agreed to pay to Alpine Equities $1,000 per year for each Best Inns hotel that is added to the USFS system of hotels after the closing date of the transaction (the "New Hotel Fee"). The Company received $1,361,406 in fees in 1998, $1,881,915 in fees in 1999 and $30,000 in fees in the first quarter of 2000 pursuant to the management and franchise arrangements with the Alpine entities and the Company paid $3,833 and $45,332 in New Hotel Fees to Alpine Equities in 1998 and 1999, respectively.

    On June 2, 2000, the Company entered into a series of agreements with Ventures and certain of its affiliates relating to the arrangements described above. Ventures and the Company agreed, among other things, to terminate the Company's role as manager of the 17 Acquired Hotels and Ventures agreed to terminate the Company's commitment to make up to $7.5 million of additional subordinated loans. The Company agreed to make a payment of $2,400,000 in connection with the termination of the $7,500,000 commitment, as well as a payment of $100,000 in connection with the termination of the management agreement and certain related obligations. One-half of the total $2,500,000 obligation was paid in cash, and

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
the other half was paid through the issuance of a promissory note that bears interest at the rate of 5% per annum and matures upon the earlier to occur of October 2, 2000 and the closing of the Investment and the Offer. The Company remains entitled to deferred management fees earned from the Acquired Hotels prior to June 2, 2000, to the extent there is available cash to pay such fees.

    The Conversion/Exchange Price of the B Preferred Stock is subject to adjustment for specified losses that may arise relating to the arrangements with Ventures and certain of its affiliates. See "Proposal 1--Terms of the B Preferred Stock--Conversion/Exchange."

    MISCELLANEOUS

    To date, the Company has invested $6,237 in the general partner of Equity Partners, L.P., a limited partnership which invests from time to time in certain entities which own Microtel and Hawthorn Suites hotels. Dean Adler, a director of the Company, owns a profits interest in CMS Entrepreneurial Associates, L.P., one of the limited partners of Equity Partners, L.P.

    Howard and Lawrence Chafetz, sons of Irwin Chafetz, a director of the Company, have established certain limited liability companies to acquire and operate Microtel and Best Inn hotels. To date, the limited liability companies have entered into four franchise agreements with the Company, and have opened one Microtel and one Best Inn which have resulted in fees to the Company of $0, $23,806 and $86,351 in 1997, 1998 and 1999, respectively and $16,460 in the first quarter 2000. Fees through 1999 also include those attributable to a management agreement, which is no longer in effect.

    Mr. Leven's sons, Jonathan Leven and Robert Leven, were employed by the Company during 1997, 1998 and 1999 and received total compensation of $170,913.04 and $94,746.49, $141,011.96 and $119,150, and $130,611.87 and
$87,250, respectively.

                                   PROPOSAL 6
                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP, independent certified public accountants, as auditors of USFS's financial statements for the year ending December 31, 2000.
Deloitte & Touche LLP has acted as auditors for USFS since             .

    The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Deloitte & Touche LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Deloitte & Touche LLP, the Board of Directors will interpret this as an instruction to seek other auditors.

    It is expected that representatives of Deloitte & Touche LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

    The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock represented (in person or by proxy) at the Annual Meeting is required to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of USFS's financial statements for the year ending December 31, 2000.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF USFS'S FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2000.

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
                                 MISCELLANEOUS

    SOLICITATION

    The cost of this proxy solicitation will be borne by USFS. USFS may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at USFS's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by USFS for their reasonable out-of-pocket expenses of solicitation. Solicitation by mail, telephone, facsimile, or personal solicitation may also be done by directors, executive officers or regular employees of the Company and its subsidiaries, for which they will receive no additional compensation.

    PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders (1) intended to be considered at USFS' 2001 Annual Meeting of Stockholders, must be received by the Secretary of USFS on or after
            , 2001, and not later than             , 2001 and (2) to be
considered for inclusion in the Company's proxy statement and proxy for the 2001 Annual Meeting of Stockholders, must be received by the Secretary of USFS not
later than             , 2001.

    OTHER BUSINESS

    The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement and USFS's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

    INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    The Commission allows the Company to incorporate by reference to documents it previously filed with the Commission. All information incorporated by reference is considered a part of this Proxy Statement and this Proxy Statement should be read in connection with all such incorporated information. The following information contained in documents previously filed with the Commission accompany this Proxy Statement and are hereby incorporated by reference into this Proxy Statement:

    - Item 6--Selected Financial Data, Item 7--Management's Discussion and Analysis of Financial Condition and Results of Operations, Item 7A--Quantitative and Qualitative Disclosure About Market Risk, Item 8--Financial Statements and Supplementary Data, and Item 9--Changes in and Disagreements with Accountants on Accounting and Financial Disclosure included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999; and

    - Item 1--Financial Statements and Item 2--Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

    ADDITIONAL INFORMATION

    USFS will furnish, without charge, a copy of its Annual Report on Form 10-K for its year ended December 31, 1999, as amended by its Form 10-K/A, including the exhibits to such Form 10-K and Form 10-K/A, as filed with the Commission, upon the written request of any stockholder. Requests for such materials should be directed to U.S. Franchise Systems, Inc., 13 Corporate Square, Suite 250, Atlanta,

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
Georgia 30329, Attention: Public Relations Department. Such information may also be obtained free of charge by accessing the Commission's web site at www.sec.gov.

                                          By order of the Board of Directors

                                          Michael A. Leven
                                          CHAIRMAN OF THE BOARD

Atlanta, Georgia
            , 2000

                  ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,
               DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

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
                                                                      APPENDIX A

                                                                   [LOGO]

BANC OF AMERICA SECURITIES LLC                             600 Montgomery Street
                                                         San Francisco, CA 94111

                                                                Tel 415-627-2000

June 2, 2000

Board of Directors
U.S. Franchise Systems, Inc.
13 Corporate Square
Suite 250
Atlanta, Georgia 30329

Members of the Board:

    We understand that U.S. Franchise Systems, Inc., a Delaware corporation (the 'Company'), proposes to engage in a series of transactions (collectively, the 'Transactions') in which the Company will (i) sell to SDI, Inc. (the 'Investor'), upon the terms and subject to the conditions set forth in the Recapitalization Agreement among the Company, the Investor, HSA Properties, Inc. ('HSA Properties') and Meridian Associates, L.P. ('Meridian') (such agreement, together with the exhibits thereto and the ancillary agreements referred to therein, the 'Recapitalization Agreement'), (a) 65,000 newly issued shares of Series A 8.5% Cumulative Redeemable Preferred Stock, par value $0.01 per share and (b) 10,000 newly issued shares of Series B 6.0% Cumulative Redeemable/Exchangeable Convertible Preferred Stock, par value $0.01 per share; and (ii) offer to purchase up to 8,666,666, but not less than 3,000,000, of the outstanding shares of the Class A Common Stock, par value $0.01 per share, of the Company (the 'Class A Common Stock'), and the Class B Common Stock, par value $0.01 per share, of the Company (the 'Class B Common Stock', and together with the Class A Common Stock, the 'Company Common Stock') at a price of $7.50 per share of Company Common Stock. The terms and conditions of the proposed Transactions are more fully set forth in the Recapitalization Agreement.

    You have requested our opinion as to whether, on the date hereof, the proposed Transactions, taken as a whole, are fair from a financial point of view to the holders of shares of Company Common Stock (other than the Investor, HSA Properties, Meridian, Michael Leven, Andrea Leven, Neal Aronson, Steven Romaniello, and any affiliate of the foregoing or any natural person otherwise related to the foregoing by virtue of being a spouse, a descendent, or an ancestor of such natural person or a trust solely for the benefit of such natural person and/or such natural person's spouse, descendent or ancestor).

    For purposes of the opinion set forth herein, we have:

       (i) reviewed certain publicly available financial statements and other business and financial information of the Company;
      (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;
     (iii) analyzed certain financial forecasts of the Company prepared by the management of the Company;
      (iv) reviewed and discussed certain information concerning the strategic, financial and operating prospects of the Company with senior executives of the Company;
       (v) reviewed and discussed with senior executives of the Company certain published financial forecasts prepared by equity analysts with respect to the Company;
      (vi) discussed certain strategic, financial and operational benefits anticipated from the proposed Transactions with the management of the Company;

     (vii) reviewed and discussed information relating to certain strategic, financial and operational alternatives with the management of the Company;
    (viii) discussed the past and current operations, financial condition and prospects of the Company with senior executives of the Company;
      (ix) reviewed the pro forma impact of the proposed Transactions on the Company's earnings per share on a cash basis, cash flow, consolidated capitalization and financial ratios;
       (x) reviewed the reported prices and trading activity of the Company Common Stock;
      (xi) compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with the financial performance and stock prices and trading activity of certain other publicly traded companies we deemed relevant;
     (xii) compared certain financial terms of the proposed Transaction to corresponding financial terms, to the extent publicly available, of certain other business transactions we deemed relevant;
    (xiii) discussed the contingent liabilities of the Company with the management and senior executives of the Company;
     (xiv) participated in discussions and negotiations among representatives of the Company and the Investor and their legal advisors;
      (xv)  reviewed the draft of the Recapitalization Agreement dated
            May 31, 2000 and certain related documents; and
     (xvi) performed such other analyses and considered such other factors as we have deemed appropriate.

    We have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information reviewed by us for the purposes of this opinion. In arriving at our opinion, we have relied upon, without independent verification, the assessments of the management of the Company of the strategic, financial and operational benefits anticipated from the proposed Transactions. With respect to the financial forecasts, including information relating to certain strategic, financial and operational benefits anticipated from the proposed Transactions, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the future financial performance of the Company. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. We have also assumed that the final form of the Recapitalization Agreement will be substantially similar to the last draft reviewed by us.

    We have acted as sole financial advisor to the Board of Directors of the Company in connection with this transaction and will receive fees for our services, including a fee which is contingent and payable upon the completion of the proposed Transactions. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. In the ordinary course of our trading, brokerage, investment banking, principal investing, investment management and financing activities, Banc of America Securities LLC or its affiliates may at any time hold long or short positions or other investments, and may trade or otherwise effect transactions, for our own account or the accounts of customers, in equity securities of the Company. Further, we note that we and our affiliates have certain lending relationships with certain entities ('Pritzker Controlled Entities') controlled by the Pritzker family business interests (who directly control the Investor, HSA Properties and Meridian), have in the past acted as the agent for a Pritzker Controlled Entity and are currently under discussions regarding a potential partnership with a Pritzker Controlled Entity in a real estate oriented debt fund. In addition, the Pritzker family business interests were a significant shareholder in Montgomery Securities, a predecessor of Banc of America Securities LLC. In the past, Banc of America Securities LLC or its affiliates have provided financial advisory and financing services for the Company and have received fees for the rendering of these services.

    It is understood that this letter is solely for the benefit and use of the Board of Directors of the Company in connection with and for the purposes of its evaluation of the proposed Transactions and is not on behalf of, and shall not confer rights or remedies upon, any person other than the Board of Directors of the Company. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever without our prior written consent in each instance, which consent will not be unreasonably withheld or delayed, and except as required by law or by a court of competent jurisdiction. However, this opinion may be included in its entirety in any filing required to be made by the Company in respect of the proposed Transactions with the Securities and Exchange Commission or with any federal or state regulatory body that controls or governs the franchise licenses of the Company, so long as this opinion is reproduced in such filing in full and any description of or reference to a summary of this opinion and the related analysis in such filing is in a form acceptable to us and our counsel. In furnishing this opinion, we do not admit that we are experts within the meaning of the term 'experts' as used in the Securities Act of 1933, as amended (the 'Securities Act') and the rules and regulations promulgated thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and we do not have any obligation to update, revise or reaffirm this opinion. This opinion does not in any manner address the prices at which the Company Common Stock will trade following consummation of the proposed Transactions. In addition, we express no opinion or recommendation as to how the stockholders of the Company should vote at the stockholders' meeting held in connection with the proposed Transactions.

    Based upon and subject to the foregoing, including all of the assumptions and limitations set forth herein, we are of the opinion, on the date hereof, that the proposed Transactions, taken as a whole, are fair from a financial point of view to the holders of shares of Company Common Stock (other than the Investor, HSA Properties, Meridian, Michael Leven, Andrea Leven, Neal Aronson, Steven Romaniello, and any affiliate of the foregoing or any natural person otherwise related to the foregoing by virtue of being a spouse, a descendent, or an ancestor of such natural person or a trust solely for the benefit of such natural person and/or such natural person's spouse, descendent or ancestor).

                                          Very truly yours,
                                          BANC OF AMERICA SECURITIES LLC

                                          By:

                                              [LOGO]

                                          Name: Ron D. Sturzenegger
                                          Title: Managing Director

                                                                      APPENDIX B

                           RECAPITALIZATION AGREEMENT

                                  BY AND AMONG

                          U.S. FRANCHISE SYSTEMS, INC.

                                   SDI, INC.,

                           MERIDIAN ASSOCIATES, L.P.

                                      AND

                              HSA PROPERTIES, INC.

                               DATED JUNE 2, 2000

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                              --------
RECITALS....................................................................      1

AGREEMENT...................................................................      1

ARTICLE 1
  Defined Terms.............................................................      1

ARTICLE 2  Tender Offer.....................................................      1
  Section 2.1   Tender Offer................................................      1
  Section 2.2   Compliance..................................................      2
  Section 2.3   Conditions to Commencement of the Offer.....................      2
  Section 2.4   Meridian and HSA Properties Shares..........................      3

ARTICLE 3  Investment in Preferred Stock....................................      3
  Section 3.1   Authorization of the Preferred Stock........................      3
  Section 3.2   Purchase and Sale of the Preferred Stock....................      3
  Section 3.3   The Closing.................................................      3

ARTICLE 4  Conditions to Closing............................................      4
  Section 4.1   Conditions to each Party's Obligations......................      4
  Section 4.2   Additional Conditions to the Investors' Obligations.........      4
  Section 4.3   Additional Conditions to the Company's Obligations..........      6

ARTICLE 5  Covenants Pending the Closing....................................      7
  Section 5.1   Interim Operations of the Company...........................      7
  Section 5.2   Negative Covenants..........................................      7
  Section 5.3   No Solicitation.............................................      9
  Section 5.4   Approval by the Company's Stockholders......................     10
  Section 5.6   Filings; Other Action.......................................     11
  Section 5.7   Access......................................................     11
  Section 5.8   Notification of Certain Matters.............................     11
  Section 5.9   Publicity...................................................     11
 Section 5.10   Options; Restricted Stock...................................     11
 Section 5.11   Reasonable Efforts..........................................     12

ARTICLE 6  Representations and Warranties...................................     12
  Section 6.1   Representations and Warranties of Investors.................     12
  Section 6.2   Representations and Warranties of the Company...............     14

ARTICLE 7  Indemnification and Insurance....................................     20

ARTICLE 8  Termination......................................................     21
  Section 8.1   Termination by Mutual Consent...............................     21
  Section 8.2   Termination by either Party.................................     21
  Section 8.3   Termination by Investors....................................     22
  Section 8.4   Termination by the Company..................................     22
  Section 8.5   Effect of Termination and Abandonment.......................     22
  Section 8.6   Liquidated Damages..........................................     22

ARTICLE 9  Stockholder Protection...........................................     23
  Section 9.1   NASDAQ Listing..............................................     23
  Section 9.2   Restrictions on Stock Acquisitions..........................     23
  Section 9.3   Affiliate Transactions......................................     23
  Section 9.4   Enforcement.................................................     23

                                                                                PAGE
                                                                              --------
ARTICLE 10  Miscellaneous Provisions........................................     23
 Section 10.1   Payment of Expenses.........................................     23
 Section 10.2   Modification or Amendment...................................     24
 Section 10.3   Waiver of Conditions........................................     24
 Section 10.4   Captions....................................................     24
 Section 10.5   Governing Law...............................................     24
 Section 10.6   Notices.....................................................     24
 Section 10.7   Entire Agreement............................................     24
 Section 10.8   Assignment; Binding Effect..................................     24
 Section 10.9   Counterparts................................................     24

Glossary

Exhibit A  Leven Agreement
Exhibit B  Hawthorn Termination
Exhibit C  Offer to Purchase
Exhibit D  Aronson Agreement
Exhibit E  Aronson Termination Agreement
Exhibit F  Series A Preferred
Exhibit G  Series B Preferred
Exhibit H  Opinion of Company Counsel
Exhibit I  Proxy Statement Outline
Exhibit J  Stockholders Agreement
Exhibit K  Registration Rights Agreement

                           RECAPITALIZATION AGREEMENT

    THIS RECAPITALIZATION AGREEMENT (the "AGREEMENT") is made as of June 2, 2000, by and among U.S. Franchise Systems, Inc., a Delaware corporation (the "COMPANY"), SDI, Inc., a Nevada corporation ("SDI", together with its permitted assignees collectively, the "INVESTORS"), HSA Properties, Inc., a Delaware corporation ("HSA PROPERTIES"), and Meridian Associates, L.P., an Illinois limited partnership ("MERIDIAN").

                                    RECITALS

    A. The Company desires to engage in a recapitalization transaction involving an offer by the Company to purchase a portion of its outstanding common stock to provide, among other things, liquidity for its stockholders who may wish to receive cash for their shares.

    B. The Investors desire to make an investment in new preferred stock of the Company to facilitate the recapitalization transaction and provide cash to the Company for other corporate purposes.

    C. The board of directors of the Company (the "BOARD OF DIRECTORS") has duly approved this Agreement and the various other agreements and arrangements to which the Company is a party or which are otherwise contemplated by this Agreement.

    D. Simultaneously with or immediately after the execution and delivery of this Agreement: (i) Meridian, Michael A. Leven and Andrea Leven are entering into an agreement in the form of EXHIBIT A attached hereto (the "LEVEN AGREEMENT"); and (ii) the Company, Michael A. Leven, Meridian, and HSA Properties are entering into an agreement in the form of EXHIBIT B attached hereto (the "HAWTHORN TERMINATION").

    E. Banc of America Securities LLC ("BAS") has delivered a letter to the Board of Directors expressing its opinion that the transactions contemplated by this Agreement are fair to the Company and its stockholders (other than specified Persons as to which BAS has expressed no opinion) from a financial point of view.

                                   AGREEMENT

    For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                 DEFINED TERMS

    Capitalized terms and acronyms used herein as defined terms but not defined herein shall have the meanings given to them in the Glossary attached hereto.

                                   ARTICLE 2
                                  TENDER OFFER

    Section 2.1 TENDER OFFER. Pursuant to an Offer to Purchase conforming to the requirements of applicable law, including the rules and regulations of the SEC, this Agreement and EXHIBIT C attached hereto and otherwise in customary form (the "OFFER TO PURCHASE"), and subject to the terms and conditions set forth in this Agreement, the Company will commence (within the meaning of Rule 13e-4 of the Exchange Act) as soon as practicable after the execution hereof, and in any event within ten Business Days after the satisfaction or waiver of the conditions set forth in SECTION 2.3, after the execution hereof, an offer to purchase (the "OFFER") up to 8,666,666, but not less than 3,000,000, of the outstanding shares of Class A Common Stock, $0.01 par value, of the Company (the "CLASS A COMMON STOCK"), and Class B Common Stock, $0.01 par value, of the Company (the "CLASS B COMMON STOCK" together with the Class A Common Stock collectively, the "SHARES") at a price of $7.50 per Share, net to the seller in cash and, subject only to the condition concerning the minimum number of Shares tendered, the conditions set forth in the Offer to Purchase, and applicable provisions of the Exchange Act, will accept for purchase and pay for all Shares duly tendered, up to a maximum of 8,666,666 Shares, commencing at the later of (such later date being referred to herein as the "SCHEDULED EXPIRATION DATE")
(a) 20 Business Days following commencement of the Offer and (b) 12:00 noon New York time on the first Business Day following the satisfaction or waiver of all conditions to the Investors' purchase of the Preferred Stock. The Offer to Purchase and related documents distributed in connection with the Offer (the "OFFER DOCUMENTS") shall be consistent with the terms and conditions contained or referred to in the first sentence of this SECTION 2.1.

    Section 2.2 COMPLIANCE. In connection with the Offer, the Company shall comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder and other applicable laws. The Investor Group and its counsel shall be given a reasonable opportunity to review and comment upon the Offer Documents prior to their being first published, sent or given to holders of Shares. The Company agrees that the Offer Documents, including any amendments thereto, will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the Company in reliance upon and in conformity with information concerning the Investor Group furnished to the Company by the Investor Group specifically for use in the Offer Documents. The Company shall not amend the Offer, extend the time for tenders of Shares, or waive any condition to the Company's obligation to purchase Shares pursuant to the Offer, without the consent of the Investor Group; provided, however, that the Company may extend the Offer if at the Scheduled Expiration Date any of the conditions to the Offer shall not have been satisfied or waived, or if less than the maximum number of Shares have been tendered, in each case for up to an additional 30 days beyond the Scheduled Expiration Date. If requested by the Investor Group, the Company will: (i) extend the time for tenders of Shares pursuant to the Offer for up to 30 days beyond the Scheduled Expiration Date;
(ii) extend the time for tenders of Shares pursuant to the Offer for an additional 30 days (in addition to the 30 day period provided in the preceding clause (i)) if the Investors shall have waived the conditions set forth in SECTIONS 4.2(a) and 4.2(b); and (iii) waive any condition to the Offer that is a condition to the Investors' obligation to purchase the Preferred Stock as set forth in SECTION 4.2.

    Section 2.3 CONDITIONS TO COMMENCEMENT OF THE OFFER. The obligation of the Company to commence the Offer is subject to the fulfilment, at or before the commencement date, of each of the following conditions:

        (a) LITIGATION. No preliminary or permanent injunction or other order issued by any United States federal or state court of competent jurisdiction in the United States prohibiting the commencement or consummation of the Offer shall be in effect or threatened.

        (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor Group contained in SECTION 6.1 shall be true in all material respects.

        (c) FAIRNESS OPINION. BAS shall not have withdrawn or modified its fairness opinion relating to the transactions contemplated by this Agreement, as delivered to the Board of Directors prior to the execution of this Agreement.

        (d) ARONSON AGREEMENTS. Neal Aronson and Meridian shall have executed and delivered the agreement in the form of EXHIBIT D attached hereto. Neal Aronson and the Company shall have executed and delivered the Termination Agreement in the form of EXHIBIT E attached hereto (the "ARONSON TERMINATION"). Neal Aronson shall have executed and delivered the Hawthorn Termination.

        (e) DEFENSE AGREEMENT. The Company and each of its directors shall have entered into a joint defense agreement, in form and substance satisfactory to the Investors, the Company and the Company's directors' and officers' insurance carrier, providing, among other things, for (i) the appointment of a single lead defense counsel (and as needed, one local counsel) for the Company and each of its directors in the Stockholder Litigation, and any similar litigation stating substantially the same cause of action for substantially the same claim period, (ii) the appointment of separate counsel only for limited purposes in the event that such lead counsel determines that it cannot act for one or more defendant parties and (iii) the determination of each director's rights to indemnification by other independent counsel selected by such lead counsel and reasonably satisfactory to the Company.

        (f)  NASDAQ LISTING.  The Company shall be reasonably satisfied that
    (i) the issuance of the Preferred Stock will not result in the loss of listing of the Shares on the NASDAQ Stock Market and (ii) the Class A Common Stock issuable upon conversion of the B Preferred will be accepted on or before the Closing Date for listing for trading on the NASDAQ Stock Market pending official notice of issuance. The Investors shall have agreed to such matters regarding the voting rights of the Preferred Stock that the NASDAQ Stock Market may reasonably require in connection therewith.

    Section 2.4 MERIDIAN AND HSA PROPERTIES SHARES. Meridian represents and warrants that as of the date hereof it beneficially owns 2,099,775 Shares. HSA Properties represents and warrants that as of the date hereof it beneficially owns 22,447 Shares. Meridian and HSA Properties each agrees that it shall not transfer, pledge, hypothecate or otherwise dispose of any interest in any of such Shares prior to the completion of the Offer or the termination of this Agreement. Meridian and HSA Properties each agrees that it shall not tender any Shares for purchase pursuant to the Offer.

                                   ARTICLE 3
                         INVESTMENT IN PREFERRED STOCK

    Section 3.1 AUTHORIZATION OF THE PREFERRED STOCK. Subject to any required stockholder approval, the Company has authorized the issuance and sale to the Investors of 65,000 shares of its Series A 8.5% Cumulative Redeemable Preferred Stock, par value $.01 per share (the "A PREFERRED") having the rights and preferences set forth in EXHIBIT F attached hereto, and 10,000 shares of its Series B 6.0% Cumulative Redeemable Convertible/Exchangeable Preferred Stock, par value $.01 per share (the "B PREFERRED") having the rights and preferences set forth in EXHIBIT G attached hereto. The A Preferred and the B Preferred are collectively referred to herein as the "PREFERRED STOCK."

    Section 3.2 PURCHASE AND SALE OF THE PREFERRED STOCK. Immediately following the expiration of the Offer and simultaneously with the Company's acceptance for purchase of Shares tendered in accordance with the Offer to Purchase, the Company shall sell to each Investor and, subject to the terms and conditions set forth herein, each Investor shall purchase from the Company, the number of shares of A Preferred and B Preferred set forth opposite such Investor's name on the Schedule of Investors attached hereto at a price of $1,000 per share for the A Preferred and $1,000 per share for the B Preferred. The purchase of Preferred Stock by the Investors is referred to herein as the "INVESTMENT."

    Section 3.3 THE CLOSING. The closing of the Investment (the "CLOSING") shall take place at such place as shall be mutually agreeable to the Company and the Investors immediately following the expiration of the Offer and simultaneously with the acceptance for purchase and payment for Shares tendered pursuant to the Offer, or at such other time as may be mutually agreeable to the Company and the Investors. At the Closing, the Company shall deliver to each Investor stock certificates evidencing the Preferred Stock to be purchased by such Investor, registered in such Investor's or its nominee's name, upon payment of the purchase price therefor by wire transfer of immediately available funds to such account as the Company shall direct, in the amount set forth opposite such Investor's name on the Schedule of Investors. Each certificate for Preferred Stock and Class A Common Stock issuable upon conversion of the B Preferred shall be imprinted with a legend in the customary form acknowledging the private placement of the securities and the consequent limitations on the transfer of the securities.

                                   ARTICLE 4
                             CONDITIONS TO CLOSING

    Section 4.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of the Company, on the one hand, to accept for purchase Shares tendered pursuant to the Offer and consummate the Investment, and the Investors, on the other hand, to consummate the Investment are subject to the fulfillment, at or before the Closing Date, of each of the following conditions:

        (a) HSR ACT WAITING PERIOD; VIOLATION OF LAW. All applicable waiting periods under the HSR Act shall have expired or been terminated and consummation of the Offer and the Investment shall not result in violation of any applicable law, order or regulation of the United States or any of the several states or any foreign jurisdiction.

        (b) LITIGATION. No preliminary or permanent injunction or other order issued by any United States federal or state court of competent jurisdiction in the United States prohibiting the consummation of the Offer or the Investment shall be in effect or threatened.

        (c) STOCKHOLDER APPROVAL; CHARTER AMENDMENTS. The issuance of the A Preferred and the B Preferred and the Class A Common Stock issuable upon the conversion/exchange of the B Preferred shall have been duly approved by the stockholders of the Company in accordance with applicable law and the certificate of incorporation and by-laws of the Company as contemplated by
    SECTION 5.4. Stockholders of the Company shall have duly approved, in accordance with applicable law and the certificate of incorporation and by-laws of the Company, the amendments to the Company's certificate of incorporation (the "CHARTER AMENDMENTS") as contemplated by SECTION 5.4 to
    (i) eliminate supermajority voting requirements in Sections 11.1 thereof;
    (ii) eliminate prohibitions on stockholder action by written consent in
    Section 9.1 thereof; and (iii) adopt new Sections 12 and 13 described in
    EXHIBIT I attached hereto.

        (d) OFFER CONDITIONS. All conditions to the acceptance for purchase and payment for Shares set forth in the Offer to Purchase shall have been satisfied or waived in accordance with this Agreement.

        (e) DIRECTORS. Directors of the Company other than Michael Leven, Stephen Romaniello, and Douglas Geoga shall have tendered letters of resignation effective as of the Closing Date and no such resignation shall have been withdrawn or rescinded or delayed in its effectiveness. Directors of the Company shall have taken actions necessary to cause the Board of Directors of the Company to consist of eleven people effective immediately following the effective time of the resignations described in the preceding sentence. Michael Leven, Stephen Romaniello and Douglas Geoga, as directors of the Company, shall have taken action required to appoint (i) as Independent Directors under new Section 12 of the Company's Certificate of Incorporation three persons mutually acceptable to the Company and the Investors, and (ii) as other directors five people designated by the Investor Group, two whom shall not be directors, officers, employees, agents or representatives of the Investor Group or any Affiliate of the Investor Group.

        (f) NASDAQ LISTING. The Class A Common Stock issuable upon conversion/exchange of the B Preferred shall have been listed for trading on the NASDAQ Stock Market pending official notice of issuance.

    Section 4.2 ADDITIONAL CONDITIONS TO THE INVESTORS' OBLIGATIONS. The obligations of the Investors to consummate the Investment are subject to the fulfillment, at or before the Closing Date, of the following additional conditions:

        (a) REPRESENTATIONS AND WARRANTIES; PERFORMANCE. The representations and warranties of the Company contained in SECTION 6.2(b) shall be true and correct in all respects on and as of the Closing Date with the same effect as though made at and as of such date. The other representations and warranties of the Company contained in SECTION 6.2 shall be true in all respects on and as of the

    Closing Date (without regard to any "materiality" qualifications that may be contained in those representations and warranties or any exceptions for matters that would not reasonably be expected to have a Material Adverse Effect on the Company) with the same effect as though made at and as of such date, except (i) as affected by transactions permitted or contemplated by this Agreement; or (ii) where the event or condition that caused such representation and warranty to be untrue could not reasonably be expected to have a Material Adverse Effect on the Company or materially and adversely affect the consummation of the transactions contemplated by this Agreement. The Company shall have duly performed and complied in all respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or on the Closing Date (without regard to materiality qualifications that may be contained in any such agreement or covenant or any exceptions for matters that would not reasonably be expected to have a Material Adverse Effect on the Company) except where the failure to so comply results from or results in an event or condition that could not reasonably be expected to have a Material Adverse Effect on the Company or materially and adversely affect the consummation of the transactions contemplated by this Agreement.

        (b) NO MATERIAL ADVERSE CHANGE. Since the date of this Agreement, no change shall have occurred in the assets, financial condition or results of operations of the Company or its Subsidiaries, nor shall there have occurred any other development, event or condition relating to or affecting the Company or its Subsidiaries, that could reasonably be expected to have a Material Adverse Effect on the Company. Without limiting the generality of the foregoing: (i) there shall not have occurred after the date hereof any development (including any discovery of fact) in any of the litigation matters described in the Company Disclosure Letter or any other pending or threatened litigation matter, as a result of which the litigation matter to which such development relates could reasonably be expected to have a Material Adverse Effect on the Company; provided that the filing of an amended complaint in the Stockholder Litigation or another complaint in the same venue (or in another federal court venue if pending cases in different venues are able to be consolidated under the multi-district litigation panel or pursuant to a motion to transfer venue [or in a state court venue if such action is capable of being removed to a federal court and is then able to be consolidated under the multi-district litigation panel or pursuant to a motion to transfer venue]) shall not be deemed to have a Material Adverse Effect on the Company if it states substantially the same cause of action for substantially the same class period.

        (c) CONSENTS. The Investors shall have received evidence, reasonably satisfactory to the Investors and their legal counsel, that the Company and its Subsidiaries have obtained all necessary waivers, consents and permits required to permit the consummation of the Offer and the Investment without the occurrence of a breach or default (or a condition which, with action of third parties or the passage of time, or both, would constitute a breach or default) under any note, bond, mortgage, indenture, license, franchise or other material agreement to which the Company or any of its Subsidiaries is a party or a breach or violation of any law, order or regulation applicable to the Company or its Subsidiaries or the business of the Company and its Subsidiaries, except for any breach or default that could not reasonably be expected to have a Material Adverse Effect on the Company.

        (d) CERTIFICATES OF DESIGNATION. The Company shall have duly adopted, executed and filed with the Secretary of State of Delaware a Certificate of Designation of Rights and Preferences establishing the terms and the relative rights and preferences of the A Preferred and the B Preferred in the forms set forth in EXHIBIT F and EXHIBIT G hereto (the "CERTIFICATES OF DESIGNATION"), and the Company shall not have adopted or filed any other document designating terms, relative rights or preferences of its Preferred Stock. The Certificates of Designation shall be in full force and effect as of the Closing under the laws of Delaware and shall not have been amended or modified.

        (e) CLOSING DOCUMENTS. The Company shall have delivered to each Investor all of the following documents:

           (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in SECTIONS 4.2(a) through 4.2(d), inclusive, have been fully satisfied;

           (ii) certified copies of (A) the resolutions duly adopted by the Board of Directors authorizing the execution, delivery and performance of this Agreement and each of the other agreements contemplated hereby, the filing of the Certificates of Designation, the issuance and sale of the Preferred Stock, the reservation for issuance as dividends on the A Preferred an aggregate of 12,000 shares of A Preferred, the reservation for issuance as dividends on the B Preferred an aggregate of 8,200 shares of B Preferred, the reservation for issuance upon conversion of the B Preferred an aggregate of 10,000,000 shares of Class A Common Stock and the consummation of all other transactions contemplated by this Agreement, and (B) the resolutions duly adopted by the Company's stockholders authorizing the issuance and sale of the Preferred Stock and the Class A Common Stock issuable upon conversion/exchange of the B Preferred and the Charter Amendments.

          (iii) certified copies of the Company's certificate of incorporation as amended, the Certificates of Designation and the Company's by-laws, each as in effect at the Closing;

        (f) OPINION OF THE COMPANY'S COUNSEL. Each Investor shall have received from Paul, Weiss, Rifkind, Wharton & Garrison legal counsel for the Company, an opinion with respect to the matters set forth in EXHIBIT H attached hereto, which shall be addressed to each Investor, dated the date of the Closing and in form and substance reasonably satisfactory to each Investor.

        (g) PROCEEDINGS. All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby, including the Offer and the Investment, at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor and its legal counsel.

        (h) DELIVERY OF CERTIFICATES. At the Closing, the Company shall have delivered to each Investor one or more certificates, representing the Preferred Stock to be purchased by such Investor as set forth on the Schedule of Investors attached hereto, duly executed and registered in the name of such Investor, against payment by such Investor of the purchase price thereof as set forth in the Schedule of Investors.

        (i) ARONSON AGREEMENT. The Company shall have not agreed to any modification, waiver or termination of any provision of the Aronson Termination without the prior consent of the Investors.

    Section 4.3 ADDITIONAL CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Company to consummate the Investment are subject to the fulfillment, at or before the Closing Date, of the following conditions:

        (a) REPRESENTATIONS AND WARRANTIES; PERFORMANCE. The representations and warranties of the Investor Group contained in SECTION 6.1 shall be true on and as of the Closing Date with the same effect as though made at and as of such date, except as affected by transactions permitted or contemplated by this Agreement. The Investor Group shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

        (b) PAYMENT OF INVESTMENT. At the Closing, the Investors shall have paid to the Company an amount by wire transfer of funds equal to $75,000,000 against delivery by the Company to the Investors the certificates representing the Preferred Stock.

                                   ARTICLE 5
                         COVENANTS PENDING THE CLOSING

    Section 5.1 INTERIM OPERATIONS OF THE COMPANY. Except as contemplated hereby, during the period from the date of this Agreement to the Closing Date, the Company shall, and shall cause each of its Subsidiaries to:

        (a) conduct its business only in the usual, regular and ordinary course;

        (b) maintain all of its properties in normal repair, order and condition, except for depreciation, ordinary wear and tear and damage by unavoidable casualty, except where the failure could not reasonably be expected to have a Material Adverse Effect on the Company;

        (c) maintain its books of account and records in the usual, regular and ordinary manner;

        (d) use commercially reasonable efforts (without the payment of or commitment to pay money (or other consideration that would be reportable at any time as taxable income to the recipient) for stay bonuses or similar inducements unless approved by Michael A. Leven and Steven Romaniello and, if the amount exceeds $1 million in the aggregate, the Investors) to cause the key employees of the Company and its Subsidiaries to remain employed by the Company and its Subsidiaries on the Closing Date;

        (e) at all times cause to be done all things necessary to maintain, preserve and renew its corporate existence and use commercially reasonable efforts to maintain all licenses, authorizations and permits necessary to the conduct of its businesses, except where the failure could not reasonably be expected to have a Material Adverse Effect on the Company;

        (f) comply with all material obligations which it incurs pursuant to any contract or agreement, whether oral or written, express or implied, as such obligations become due to the extent to which the failure to so comply would reasonably be expected to have a Material Adverse Effect upon the Company, unless and except to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books with respect thereto;

        (g) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which would reasonably be expected to have a Material Adverse Effect on the Company;

        (h) continue in force existing insurance coverage or comparable insurance coverage, to the extent available on commercially reasonable terms; and

        (i) file when due all reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder.

    Section 5.2 NEGATIVE COVENANTS. Except as contemplated hereby, during the period from the date of this Agreement to the Closing Date, neither the Company nor any of its Subsidiaries will, unless the Investor Group gives its prior written approval (which shall not be unreasonably withheld, delayed or conditioned):

        (a) except as disclosed in the Company Disclosure Letter, amend or otherwise change the Certificates of Designation or its certificate of incorporation or by-laws, as each such document is in effect on the date hereof;

        (b) except as disclosed in the Company Disclosure Letter, incur any indebtedness for borrowed money or enter into any guaranty or other similar obligation with respect to the debts or other obligations of any other Person (other than the endorsement of instruments for collection in the ordinary course of business) or make any loan to or investment in any Person excepting (i) loans from the Company to its wholly-owned Subsidiaries,
    (ii) guarantees by the Company of the obligations of its wholly-owned Subsidiaries, (iii) investments by the Company in its wholly owned Subsidiaries, and (iv) loans to, or guarantees on behalf of, the reservation and marketing funds or loans to franchisees in the ordinary course of business; provided that loans and guarantees pursuant to this clause (iv) shall be either committed as of the date hereof and disclosed in the Company Disclosure Letter or, if not so committed, shall not exceed $100,000 in any single transaction or $400,000 in the aggregate (less any development subsidies made after the date hereof pursuant to
    SECTION 5.2(j)) and shall have been approved by Michael A. Leven and Steven Romaniello;

        (c) except as disclosed in the Company Disclosure Letter, directly or indirectly issue or sell, or authorize for issuance or sale or enter into any agreement providing for the issuance (contingent or otherwise) of,
    (i) any notes or debt securities containing equity features (including, without limitation, any notes or debt securities convertible into or exchangeable for equity securities, issued in connection with the issuance of equity securities or containing profit participation features), (ii) any equity securities (or any securities convertible into or exchangeable for any equity securities) other than the Preferred Stock and issuance of Shares pursuant to exercise of options existing as of the date hereof, and other than the issuance of shares of capital stock under existing agreements described in the Company Disclosure Letter, or (iii) any option or rights to acquire any equity securities, other than grants of options under existing commitments described on the Company Disclosure Letter and other options approved by Michael A. Leven and Steven Romaniello for grants to newly hired or newly promoted employees;

        (d) in the case of the Company and any wholly-owned Subsidiary, declare, set aside, make or pay any dividend or other distribution with respect to its capital stock or directly or indirectly redeem, purchase or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any of the Company's or such wholly-owned Subsidiary's equity securities (including, without limitation, warrants, options and other rights to acquire equity securities) other than purchases of Shares pursuant to the Offer and repurchases of Shares from employees of the Company and its Subsidiaries upon termination of employment pursuant to arrangements heretofore entered into by the Company;

        (e) acquire (by merger, consolidation, or acquisition of stock or assets) any significant corporation, limited liability company, partnership or other business organization or division thereof, merge or consolidate with any corporation, limited liability company, partnership, or other business organization, or enter into or modify any contract, agreement, commitment or arrangement with respect to any of the foregoing;

        (f) except as disclosed in the Company Disclosure Letter, pay or take any action with respect to any new grants of any severance, change of control, or termination pay other than in connection with the termination of the hotel management business pursuant to policies or agreements of the Company or any of its Subsidiaries in effect on the date hereof and other arrangements approved by Michael A. Leven and Steven Romaniello, and if the amount exceeds $1,000,000, the Investors;

        (g) except for salary increases or other employee benefit arrangements consistent with the usual, regular and ordinary course of business prior to or on the date hereof, or heretofore described in writing to the Investor Group, adopt or amend any bonus, profit sharing, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or arrangement for the benefit or welfare of any employee;

        (h) make any material and substantive changes in the fundamental business of the Company or its Subsidiaries as conducted on the date hereof, other than with respect to the Company's hotel management business;

        (i) except as disclosed in the Company Disclosure Letter, incur or enter into any commitment to make any capital expenditure having a value to the Company or its Subsidiaries or cost of $25,000 or more in the aggregate;

        (j) except as disclosed in the Company Disclosure Letter, enter into any development subsidy agreement or arrangement or any franchise or license agreement with "key man" provisions or terms and conditions at variance in any material respect from the Company's standard franchise/licensing agreements; provided that the Company may grant development subsidies not to exceed $100,000 in any single transaction or $400,000 in the aggregate (less any loans to franchisees after the date hereof pursuant to SECTION 5.2(b)) if such development subsidies are approved by Michael A. Leven or Stephen Romaniello.

        (k) except as disclosed in the Company Disclosure Letter, enter into any other agreement having a value to the Company or its Subsidiaries or cost of $50,000 or more in the aggregate except in the usual, regular and ordinary course of business;

        (l) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of, any material assets of the Company or its Subsidiaries in any transaction or series of related transactions or sell or permanently dispose of any of its or any Subsidiary's material Proprietary Rights, excepting settlements of claims for money due on terms and conditions that are approved by Michael A. Leven and Steven Romaniello; or

        (m) except as disclosed in the Company Disclosure Letter, take any action, or fail to take any action, or cause or permit any Subsidiary to take or fail to take any action, which would result in the invalidity, abuse, misuse or unenforceability of its Proprietary Rights or which would infringe upon any rights of other Persons, which in any case, could reasonably be expected to have a Material Adverse Effect on the Company.

    Section 5.3  NO SOLICITATION.

        (a) From and after the date of this Agreement until the earlier of the termination of this Agreement or the expiration of the Offer and the purchase of Shares pursuant thereto, the Company will not, and will use reasonable efforts to cause its directors, officers, employees, agents, representatives, or investment bankers not to, directly or indirectly,
    (i) solicit, initiate, or knowingly encourage any Acquisition Proposal,
    (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity in connection with, any Acquisition Proposal, or (iii) agree to, approve, recommend or otherwise endorse or support any Acquisition Proposal. As used herein, the term "Acquisition Proposal" means any proposal relating to a possible
    (i) merger, consolidation, tender or exchange offer, or similar transaction involving the Company or any of its Subsidiaries, (ii) sale, lease or other disposition, directly or indirectly, by merger, consolidation, share exchange or otherwise, of any material Proprietary Rights or any other assets of the Company or its Subsidiaries (other than the hotel management business) representing, in the aggregate, 10% or more of the assets of the Company or its Subsidiaries on a consolidated basis, (iii) acquisition of or issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) to any Person or group of Persons (as defined and as interpreted by the SEC for purposes of Section 13(d) of the Exchange Act and the Rules thereunder) securities (or options, rights or warrants to purchase or securities convertible into, such securities) representing 15% or more of the votes attached to the outstanding securities of the Company, (iv) liquidation, dissolution, or other similar type of transaction with respect to the Company,
    (v) recapitalization of the Company whether or not similar, in whole or in part, to the transactions contemplated by this Agreement, or
    (vi) transaction which is similar, in whole or in part, in form, substance or purpose to any of the foregoing transactions; provided, however, that the term "Acquisition Proposal" shall not include the Offer or the Investment. The Company will immediately cease any and all existing activities, discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal other than the Offer and the Investment.

        (b) Notwithstanding the provisions of SECTION 5.3(a), the Company or its Board of Directors may, directly or through representatives or agents on behalf of the Board of Directors, (i) furnish non-public information to, or enter into discussions or negotiations with, any Person in connection with an unsolicited bona fide Acquisition Proposal by such Person, if (A) such Acquisition Proposal would, if consummated, result in a transaction that would give all stockholders of the Company the opportunity to receive cash or other property for not less than 75% of all issued and outstanding Shares and, in the reasonable good faith judgment of the Board of Directors, taking into account all considerations relevant to such Acquisition Proposal such as conditions to closing and other contingencies, would result in a transaction more favorable to the stockholders, from a financial point of view, than the Offer (any such more favorable Acquisition Proposal being referred to in this Agreement as a "SUPERIOR PROPOSAL"), and (B) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such Person, the Company's board of directors receives from such Person an executed confidentiality agreement with customary confidentiality provisions, or (ii) complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act or other applicable law with regard to an Acquisition Proposal.

        (c) In the event the Company receives a Superior Proposal, nothing contained in this Agreement shall prevent the board of directors of the Company from accepting or approving such Superior Proposal or recommending such Superior Proposal to the stockholders, in which case, the board of directors may terminate this Agreement and withdraw the Offer. Subject to the right of termination set forth in SECTION 8.4, except to the extent expressly set forth in this SECTION 5.3, nothing shall relieve the Company from complying with all other terms of this Agreement.

    Section 5.4 APPROVAL BY THE COMPANY'S STOCKHOLDERS. The Company will take all reasonable action necessary in accordance with applicable law and its certificate of incorporation and by-laws to convene a meeting of stockholders (which may be the Company's annual meeting of stockholders) to be held at or before the scheduled expiration date of the Offer to consider and vote upon:
(a) the approval and authorization of the issuance and sale of the Preferred Stock to the Investors and the issuance of Common Stock issuable upon conversion/exchange of the B Preferred, (b) the Charter Amendments, and
(c) such other matters as may be necessary or advisable to consummate the transactions contemplated by this Agreement. The approval by stockholders of all such matters is herein referred to as the "STOCKHOLDER APPROVAL". Subject to requirements of applicable law, the board of directors of the Company shall recommend such approval, adoption and authorization, and the Company shall take all reasonable lawful action to solicit such approval, adoption and authorization of the Stockholder Approval. At any such meeting of stockholders, all of the Shares then owned by Meridian and its Affiliates will be voted in favor of the Stockholder Approval. The Company's proxy statement with respect to such meeting of stockholders (the "PROXY STATEMENT") will conform to the requirements of this Agreement and EXHIBIT I attached hereto and, at the date thereof and at the date of such meeting, will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the Company in reliance upon and in conformity with information concerning the Investor Group furnished to the Company by the Investor Group specifically for use in the Proxy Statement. No amendment or supplement to the Proxy Statement will be made by the Company without consultation with the Investors and their legal counsel.

    Section 5.5 SHAREHOLDER ARRANGEMENTS. The Investors agree that all arrangements entered into between either of the Investors or any of their Affiliates and Michael A. Leven, Neal K. Aronson and Stephen Romaniello shall not be modified or terminated prior to the Closing Date without the prior written consent of the Company, and that, except for the proposed Stockholders Agreement attached as EXHIBIT J hereto and the proposed Registration Rights Agreement attached as EXHIBIT K hereto, no further arrangements between any of the Investors or their Affiliates and any of such named persons shall be entered into prior to the Closing Date without the prior written consent of the Company (which consent will not be unreasonably withheld, delayed or conditioned). On or before the Closing Date, the Company shall execute and deliver the Registration Rights Agreement in the form of EXHIBIT K attached hereto.

    Section 5.6 FILINGS; OTHER ACTION. Subject to the terms and conditions herein provided, the Company and the Investor Group shall: (a) promptly make their respective filings and thereafter make any other required submissions under the HSR Act with respect to the transactions contemplated by this Agreement; and (b) use their reasonable best efforts promptly to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement; provided that neither Investor Group nor the Company shall be required to take any action that would reasonably be expected to have a Material Adverse Effect on it. The Company shall, as promptly as reasonably practicable, take such actions as may be necessary or advisable in connection herewith under applicable state and federal laws relating to the regulation of franchising to amend or supplement its Uniform Franchise Offering Circulars (the "UFOCS"), PROVIDED that any and all amendments to the UFOCs shall be approved by the Investors before being filed.

    Section 5.7 ACCESS. Upon reasonable notice, the Company shall (and shall cause each of its Subsidiaries to) afford the Investor Group's officers, employees, counsel, accountants and other authorized representatives access, during normal business hours throughout the period prior to the Closing Date, to all of its properties, books, contracts, commitments and records, and, during such period, the Company shall (and shall cause each of its Subsidiaries to) furnish promptly to the Investor Group (a) a copy of each report, schedule and other document filed or received by it pursuant to the requirements of federal or state securities laws and (b) all other information concerning its business, properties and personnel as the Investor Group may reasonably request; provided that no investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the parties to this Agreement. All such information that may be made available to the Investor Group shall be subject to the existing confidentiality agreement by which the Investor Group is bound.

    Section 5.8  NOTIFICATION OF CERTAIN MATTERS.

        (a) The Company shall give prompt notice to the Investor Group of any breach or default of this Agreement by or on the part of the Company and any notice of, or other communication known to an executive officer of the Company relating to, a default or event which, with notice or lapse of time or both, would become a default under this Agreement subsequent to the date of this Agreement and prior to the Closing Date. The Company shall give prompt notice to the Investor Group of any notice or other communication from any Person alleging that the consent of any Person is or may be required in connection with the transactions contemplated by this Agreement.

        (b) The Investor Group shall give prompt notice to the Company of any breach or default of this Agreement by or on the part of the Investor Group and any notice of, or other communication known to an executive officer of any member of the Investor Group relating to, a default or event which, with notice or lapse of time or both, would become a default under this Agreement subsequent to the date of this Agreement and prior to the Closing Date. The Investor Group shall give prompt notice to the Company of any notice or other communication from any Person alleging that the consent of any Person is or may be required in connection with the transactions contemplated by this Agreement.

    Section 5.9 PUBLICITY. The initial press release with respect to the execution of this Agreement shall be a joint press release, and thereafter the Company and Investor Group shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any federal or state governmental or regulatory agency or with any national market system or securities exchange with respect thereto.

    Section 5.10 OPTIONS; RESTRICTED STOCK. The Company will take such actions as are necessary to cause to be vested (and no longer subject to forfeiture) immediately before the Closing Date (but subject to the Closing) all options outstanding under the Stock Option Plan and all Restricted Stock. Holders of vested and exercisable options to purchase Shares under the Stock Option Plan shall be afforded an opportunity to receive cash for their vested and exercisable options (and receive the net value thereof) at or following expiration of the Offer, and holders of Restricted Stock shall be afforded an opportunity to tender their Shares pursuant to the Offer.

    Section 5.11 REASONABLE EFFORTS. Each member of the Investor Group and the Company shall use all commercially reasonable efforts to cause to be satisfied all conditions to the Company's obligation to make the Offer and the Investors' obligation to consummate the Investment and otherwise to consummate the transactions contemplated by this Agreement.

                                   ARTICLE 6
                        REPRESENTATIONS AND WARRANTIES.

    Section 6.1 REPRESENTATIONS AND WARRANTIES OF INVESTORS. The Investor Group jointly and severally represent and warrant to the Company that:

        (a) CORPORATE ORGANIZATION. SDI, Inc. is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is in good standing as a foreign corporation in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it require such qualification and where failure to so qualify or be in good standing either singly or in the aggregate would have a Material Adverse Effect on SDI, Inc. Each permitted assignee of SDI, Inc. that purchases Preferred Stock pursuant to this Agreement is a partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is in good standing as a foreign entity in each jurisdiction where the properties owned, leased or operated or the business conducted, by it require such qualification and where failure to so qualify or be in good standing either singly or in the aggregate would have a Material Adverse Effect on such permitted assignee. HSA Properties is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is in good standing as a foreign corporation in each jurisdiction where the properties owned, leased or operated or the business is conducted, by it require such qualification and where failure to so qualify or be in good standing either singly or in the aggregate would have a Material Adverse Effect on HSA Properties. Each Investor has the corporate power to carry on its respective businesses as it is now being conducted. Meridian is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is in good standing as a foreign entity in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it require such qualification and where failure to so qualify or be in good standing either singly or in the aggregate would have a Material Adverse Effect on Meridian.

        (b) CORPORATE AUTHORIZATION. Each member of the Investor Group has taken all required corporate or partnership action, as applicable, to approve and adopt this Agreement, and this Agreement is a valid and binding agreement of each member of the Investor Group, enforceable against them in accordance with its terms.

        (c) NO CONFLICTS. The execution and delivery of this Agreement by each member of the Investor Group does not, and the consummation of the transactions contemplated hereby by each member of the Investor Group will not, (i) violate or conflict with the certificate of incorporation or by-laws of SDI, Inc., or HSA Properties, the certificate of limited partnership or limited partnership agreement of Meridian, or the certificate of limited partnership or the certificate of organization or operating agreement of any assignee of SDI, Inc., or (ii) assuming compliance with the HSR Act, the Exchange Act and the rules and regulations thereunder, State Laws, and Foreign Laws, constitute a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of any member of the Investor

    Group or to which any member of the Investor Group is subject, which breach, violation or default would have a Material Adverse Effect on any member of the Investor Group, or would prevent or materially and adversely affect the consummation of the transactions contemplated hereby.

        (d) COMPLIANCE WITH LAWS. Other than the filings pursuant to the HSR Act, the Exchange Act, State Laws, and Foreign Laws, there are no filings required to be made by the members of the Investor Group, and there are no consents, approvals, permits or authorizations required to be obtained by the members of the Investor Group, from governmental and regulatory authorities of the United States and the several states in connection with the execution and delivery of this Agreement by Meridian or the Investors and the consummation of the transactions contemplated hereby by the members of the Investor Group, other than such as may be required solely because the Company is a party to this Agreement and other than such which the failure to make or obtain would not, in the aggregate, have a Material Adverse Effect on the members of the Investor Group, or would prevent or materially and adversely affect the consummation of the transactions contemplated hereby.

        (e) INVESTMENT REPRESENTATIONS. Each Investor represents that it is acquiring the Preferred Stock purchased hereunder and any Preferred Stock distributed as dividends thereon and Class A Common Stock issuable upon conversion/exchange of the B Preferred for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent any Investor and subsequent holders of Preferred Stock and Class A Common Stock issuable upon conversion/ exchange of the B Preferred from transferring such securities in compliance with the applicable provisions of federal and state securities laws.

        (f) FINANCING. The Investors have, and on the Closing Date will have, the funds necessary to purchase the Preferred Stock on the Closing Date pursuant to this Agreement.

        (g) ADVISORY FEE. No member of the Investor Group nor any of their Affiliates nor any of their officers, directors, or employees, has employed any broker or finder or incurred any liability for any advisory fees, brokerage fees, commissions, or finder's fees in connection with this Agreement or the transactions contemplated hereby that could result in any liability to the Company or any of its Subsidiaries.

        (h) SHAREHOLDER ARRANGEMENTS. The Investors have disclosed to the Company the terms of all arrangements entered into between either of the Investors or any of their Affiliates and Michael A. Leven, Neal K. Aronson and Steven Romaniello and have provided the Company with true and correct copies of all documents pertaining thereto.

        (i) DISCLOSURE DOCUMENTS. The information with respect to the Investor Group or any of their Affiliates that the Investor Group or any of their Affiliates furnishes to the Company in writing specifically for use in the Offer Documents, the Proxy Statement or any related documents, at the respective times of the filing thereof with the SEC or such other governmental entity, and at the time of any distribution or dissemination thereof and, in the case of the Proxy Statement at the date it or any amendment or supplement is mailed to stockholders of the Company and at the time of the meeting of stockholders of the Company, will not contain any untrue statement of a material fact or misstate any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

        (j) NO INTERESTED STOCKHOLDER. As of the date of this Agreement, neither of the Investors, nor any affiliate (as defined in Section 203 of the DGCL) of any of the Investors, is an "interested stockholder" as such term is defined in Section 203 of the DGCL.

    Section 6.2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investor Group that:

        (a) CORPORATE ORGANIZATION. Each of the Company and its Significant Subsidiaries is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction where the properties owned, leased or operated, or the business conducted by it require such qualification and where failure to so qualify or be in good standing would, either singly or in the aggregate, have a Material Adverse Effect on the Company. Each of the Company and its Significant Subsidiaries has the corporate, partnership or limited liability company power to carry on its respective businesses as they are now being conducted. Except as disclosed in the Company Disclosure Letter, each of the Company's Subsidiaries is wholly-owned by the Company. All issued and outstanding shares of capital stock of the Company's Significant Subsidiaries have been validly issued and are fully paid and nonassessable.

        (b) CAPITALIZATION. The authorized capital stock of the Company consists of 36,000,000 shares of capital stock, of which (i) 35,000,000 shares are Common Stock, par value $0.01 per share (and which are herein referred to as the Shares), of which 30,000,000 are designated as Class A Common Stock and 5,000,000 are designated as Class B Common Stock and
    (ii) 1,000,000 shares are preferred stock, par value $0.01 per share. As of the close of business on June 1, 2000, there were 19,953,753 Shares issued and outstanding of which 17,245,834 are designated as Class A Common Stock and 2,707,919 are designated as Class B Common Stock. As of the same date, there were no shares of preferred stock issued and outstanding. All of the outstanding Shares have been validly issued and are fully paid and nonassessable. As of the date hereof, except as disclosed in the Company Disclosure Letter, the Company has no Shares reserved for issuance, except that, as of the close of business on June 1, 2000, there were 885,207 shares of Class A Common Stock reserved for issuance pursuant to unexercised options granted and currently outstanding under the Stock Option Plan and the Directors Option Plan and 2,707,919 shares of Class A Common Stock reserved for issuance upon conversion of the shares of Class B Common Stock. Except as set forth above or as disclosed in the Company Disclosure Letter, there are no shares of capital stock of the Company authorized or outstanding, and there are no outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of the Company or any Subsidiary obligating the Company or any Subsidiary to issue any securities. Except as disclosed in the Company Disclosure Letter or the Company Reports, since April 30, 2000, no Shares have been issued by the Company except pursuant to exercise of options under the Stock Option Plan.

        (c) CORPORATE AUTHORIZATION. Subject only to Stockholder Approval, the Company has taken all required corporate action to authorize and adopt this Agreement and approve the transactions contemplated hereby including the Offer, the Investment and the Leven Agreement, Hawthorn Termination, and the Registration Rights Agreement attached as EXHIBIT K hereto, and this Agreement is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. The Board of Directors has
    (i) determined that each of the Offer and the Investment is fair to holders of Shares, (ii) approved the making of the Offer and the purchase of Shares pursuant to the Offer and (iii) resolved to recommend acceptance of the Offer by the holders of Shares who wish to receive cash for their Shares at the time the Offer is made.

        (d) SEC FILINGS. As of their respective dates, neither the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, Annual Report on Form 10-K for the year ended December 31, 1999, Annual Report on Form 10-K/A for the year ended December 31, 1999 (the March 31, 2000 Quarterly Report being referred to herein as the "LATEST COMPANY REPORT"), nor the Proxy Statement with respect to the Company's 1999 annual meeting, each in the form (including exhibits) filed with the SEC (collectively, the "COMPANY REPORTS"), nor the Company's press releases contained, nor will any of the Company's future press releases or Quarterly Reports on Form 10-Q contain, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The Company Reports, when filed, complied in all material respects with all applicable requirements of the Exchange Act.

        (e) FINANCIAL STATEMENTS. Each of the consolidated balance sheets, included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents in all material respects the financial position of the entity or entities to which it relates as of its date, and each of the consolidated statements of earnings and of changes in financial position or equivalent statements, included in the Company Reports (including any related notes and schedules) fairly presents in all material respects the results of operations and changes in financial position, as the case may be, of the entity or entities to which it relates for the period set forth therein (subject, in the case of unaudited statements to normal year-end audit adjustments), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein.

        (f) NO ADVERSE CHANGE. Except as disclosed in the Company Reports, or the Company Disclosure Letter, since December 31, 1999, there has not been any change in the assets, financial condition or results of operations of the Company and its Subsidiaries, that could reasonably be expected to have a Material Adverse Effect on the Company. There has been no material adverse change in the composition of the Company's and its Subsidiaries' sales force since the date of this Agreement that could reasonably be expected to have a Material Adverse Effect on the Company. There has been no change in the Company's and its Subsidiaries' rates of new business generation since
    March 31, 2000 that reflects, or could reasonably be expected to have, a Material Adverse Effect on the Company.

        (g) NO CONFLICTS. Except as disclosed in the Company Disclosure Letter, the execution and delivery of this Agreement by the Company do not, and the consummation of the transactions contemplated hereby by the Company will not, (i) subject to Stockholder Approval, violate or conflict with the certificate of incorporation or by-laws of the Company, or (ii) assuming compliance with the HSR Act, the Exchange Act, State Laws and Foreign Laws, constitute a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, to which the Company or any of its Subsidiaries is subject, or
    (iii) constitute a breach or violation of, a default (or an event or condition which, with notice or lapse of time, or both, would constitute a default) under, permit the termination or change of, or cause or permit the acceleration of the maturity of, any agreement, indenture, mortgage, bond, note or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound, which conflict, breach, violation, default, termination, change or acceleration would have a Material Adverse Effect on the Company. Except as disclosed in the Company Disclosure Letter, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not require the consent or approval of any other party to any agreement, indenture, mortgage, bond, note or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound where the failure to obtain any such consent or approval would have a Material Adverse Effect on the Company, or would prevent or materially and adversely affect the consummation of the transactions contemplated hereby.

        (h) COMPLIANCE WITH LAWS. Except as disclosed in the Company Disclosure Letter, other than the filings pursuant to the HSR Act, the Exchange Act, State Laws and Foreign Laws, there are no filings required to be made by the Company with, and there are no consents, approvals, permits or authorizations required to be obtained by the Company from, governmental and regulatory authorities of the United States and the several states in connection with the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the

    Company, other than such as may be required solely because any member of the Investor Group is a party to this Agreement and other than such which the failure to make or obtain would not, in the aggregate, have a Material Adverse Effect on the Company, or would prevent or materially and adversely affect the consummation of the transactions contemplated hereby.

        (i) PROPERTIES. The Company and its Subsidiaries own all of their material assets reflected as owned by them on the Latest Company Report (except for assets consumed, sold or otherwise disposed of in the usual, regular and ordinary course of business), subject, in each case, to no Encumbrance, except as set forth in the Latest Company Report, excepting any Encumbrance the existence or enforcement of which could not reasonably be expected to have a Material Adverse Effect on the Company. Except as disclosed in the Company Disclosure Letter, the Company and its Subsidiaries own all of their material Proprietary Rights relating to the Microtel, Hawthorn and Best brands (the "BRANDS") subject to no Encumbrance arising by express consent or agreement of the Company or its Affiliates. The Company and its Subsidiaries own all other material Proprietary Rights they purport to own, subject in each case to no Encumbrance excepting any Encumbrance that could not reasonably be expected to have a Material Adverse Effect on the Company. The material Proprietary Rights owned by the Company or its Subsidiaries include all Proprietary Rights the use of which is reasonably necessary for the continued conduct of the business of the Company and its Subsidiaries as now conducted. To the knowledge of the Company and its Subsidiaries, the use by the Company and its Subsidiaries of all Proprietary Rights in the operation of the business of the Company and its Subsidiaries does not cause any infringement of the Proprietary Rights of others, and there are no claims against the Company or its Subsidiaries for such infringement except as disclosed in the Company Reports or the Company Disclosure Letter or except where such infringement could not reasonably be expected to have a Material Adverse Effect on the Company. Neither the Company nor any of its Affiliates is in breach or default of any agreement relating to the acquisition or license by the Company or its Affiliates of any material Proprietary Rights, nor has any event occurred nor does any condition exist that, but for the giving of notice or passage of time, or both, would constitute a breach or default thereunder except for any breach or default that could not reasonably be expected to have a Material Adverse Effect on the Company.

        (j) TAXES. Except as disclosed in the Company Disclosure Letter, the Company and its Subsidiaries have duly filed, when due or within proper extensions of time, all federal, state, local and foreign income, sales, use, employment, excise, premium, value added and other tax returns and reports which are required to be filed by or on behalf of the Company and/or its Subsidiaries or with respect to the income, deductions and credits of the Company and its Subsidiaries, and have paid all taxes (including estimated payments thereof), interest and penalties, if any, shown on such returns, reports or notices. Neither the Company nor any of its Subsidiaries has entered into agreements with the Internal Revenue Service or other taxing authority to extend the period for the assessment and collection of federal income taxes payable with respect to the income, deductions and credits of the Company or its Subsidiaries for any period. Neither the Company nor any of its Subsidiaries has received any notice of deficiency or assessment with respect to any taxable year of the Company or its Subsidiaries that has not been paid or otherwise discharged or adequately reserved against. Except as disclosed in the Company Disclosure Letter, all federal, state, local and foreign income, sales, use, employment, excise, premium, value added and other taxes attributable to the income, business operations, or properties of the Company or its Subsidiaries for periods ending on or before December 31, 1999, have been paid or adequate provision therefor has been made on the Company Reports.

        (k) LITIGATION. Except as disclosed in the Company Disclosure Letter, there are no judicial or administrative actions, suits or proceedings pending or, to the knowledge of the Company or its Subsidiaries, threatened that might reasonably be expected to result in a Material Adverse Effect on the Company, or which question the validity of this Agreement or of any action taken or to be taken in connection herewith.

        (l) WELFARE AND BENEFIT PLANS. The Company has provided the Investor Group with a list of all severance pay, vacation, sick leave, fringe benefit, medical, dental, life insurance, disability or other welfare plans, savings, profit sharing or other retirement plans and all bonus or other incentive plans, contracts, arrangements or practices (collectively, excluding ordinary commissions and compensation paid to employees for their services, the "Plans") maintained or contributed to by the Company or its Affiliates and in which any one or more of the current or former employees of the Company or its Affiliates (including beneficiaries of employees or former employees) participates or is eligible to participate and each other Plan in which any one or more current or former employees of the Company or its Affiliates (including beneficiaries of employees or former employees) has participated within the immediately preceding five years and for which benefits accrue or the Company or its Affiliates otherwise incur or may incur any material costs in any current or future period. The Company has furnished or made available to the Investor Group true and complete copies of all Plans currently in effect that have been reduced to writing, and written summaries of the material terms of all unwritten Plans currently in effect. All Plans are in compliance with all applicable provisions of ERISA, as well as with all other applicable federal, state and local statutes, ordinances and regulations. All material reports or other documents required by law or contract to be filed with any governmental agency, or distributed to Plan participants or beneficiaries, with respect to the Plans have been timely filed or distributed. Neither the Company nor any Plan Affiliate nor any trustee or any other fiduciary of any of the Plans has engaged in any prohibited transaction within the meaning of sections 406 and 407 of ERISA or section 4975 of the Code with respect to any of the Plans that has occurred during the six-year period preceding the date of this Agreement. The Company and the Plan Affiliates have not, during the past six years, maintained, or been obligated to contribute to, or incurred any liability with respect to, a Plan that is subject to the provisions of Title IV of ERISA, and neither the Company, nor any Plan Affiliate, has incurred any liability under section 4201 of ERISA with respect to any "multi-employer plan" (as such term is defined in section 4001(a)(3) of ERISA) or any other plan subject to Title IV of ERISA, and the consummation of the transactions contemplated by this Agreement will not constitute a complete or partial withdrawal from or with respect to any such "multi-employer plan" or other plan subject to Title IV of ERISA or any collective bargaining agreement to which the Company is a party or by which the Company is bound or otherwise give rise to any liability of the Company in connection therewith. Each of the Plans maintained by the Company which is intended to be "qualified" within the meaning of section 401(a) of the Code and any trust maintained in connection with any of the Plans which trust is intended to be so exempt under section 501(a) of the Code has been determined by the IRS to be so qualified and exempt, as the case may be, and such determinations have not been modified, revoked or limited and nothing has occurred (or failed to occur) since the receipt of such determination letters that would adversely affect any such Plan's qualification or any such trust's exempt status. The Company neither maintains nor is obligated to provide benefits under any life, medical or health plan that provides benefits to retirees or other terminated employees other than (a) benefit continuation rights under COBRA,
    (b) benefits under insured plans maintained by the Company provided in the event an employee is disabled at the time of termination of the employee's employment with the Company, and (c) the conversion privileges provided under such insured plans. The Company has complied with all of its material obligations under COBRA, and will not incur any liability in connection with the benefit continuation rights under COBRA with respect to its employees or any other employees. No Plan is a multiple employer welfare arrangement. Any Plan that is funded through a "welfare benefit fund" as defined in section 419(e) of the Code has complied and continues to comply with all material requirements of section 419 and 419A of the Code and regulations thereunder. The Company does not maintain any unfunded deferred compensation arrangement with respect to any employee or former employee, which has not been properly accrued on the financial statements included in the Latest Company Report. There are no current or former Plan Affiliates. Except as set forth on the Company Disclosure Letter or as otherwise contemplated by
    SECTION 5.10, the consummation of the transactions contemplated by this Agreement will not (a) entitle any current or former employee of the Company to severance pay, unemployment compensation or any other payment,
    (b) accelerate the time of payment or vesting of any payment, forgive any indebtedness, or increase the amount of any compensation due to any such employee or former employee, or (c) give rise to the payment of any amount that would not be deductible pursuant to the terms of section 280G of the Code.

        (m) FRANCHISING MATTERS. Except as disclosed in the Company Reports or the Company Disclosure Letter:

           (i) VALIDITY OF FRANCHISE AGREEMENTS. The Company has provided or made available to the Investors prior to the date hereof, true and correct copies of all franchise and license agreements in effect as of the date hereof for each of its three Brands. The Company has no rights or interest in any franchise and license agreements other than with respect to the Brands, and there are no outstanding options or rights to enter into or acquire any of the Company's franchise and license agreements from the Company or to enter into any other franchise and license agreement with the Company. The Company has not granted any subfranchising or developmental rights to its franchise systems in countries other than the United States. All of the Company's franchise and license agreements are valid, binding and enforceable against each franchisee thereunder subject to any franchisee's or licensee's bankruptcy, insolvency, receivership or similar proceeding under state or federal law; there are no existing defaults by the Company or its Subsidiaries thereunder; and no event has occurred which (with notice, or lapse of time, or both) would constitute a default by the Company or its Subsidiaries thereunder, which in any such case would permit any franchisee or licensee to terminate its franchise or license agreement, or that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company, and, to the knowledge of the Company and its Subsidiaries, no event has occurred that (with notice, or lapse of time, or both) would constitute a default by the Company or its Subsidiaries thereunder which would permit any franchisee or licensee to terminate its franchise or license agreement, or that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company. There have been no fees received by the Company pursuant to a franchise or license agreement that are currently, or which with the execution of this Agreement, the consummation of the transactions contemplated hereby, the passage of time, or the giving of notice, or both, would be subject to a claim for refund by a franchisee or licensee that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. The Company Disclosure Letter sets forth a summary schedule, as of a specified recent date, of the term (without giving effect to early termination provisions) and fee arrangements under each of the Company's and its Subsidiaries franchise or license agreements.

           (ii) UNIFORM FRANCHISE OFFERING CIRCULAR. The Company has prepared and maintained each of its Uniform Franchise Offering Circulars ("UFOCS") for the three Brands in an accurate and correct manner, has filed its UFOCs in all states in which the Company offered or sold franchises which required registration and approval prior to offers or sales of franchises in such states and has not failed to file any required amendments or renewals on a timely and accurate basis except where the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Company. There are no misrepresentations or omissions of information in the UFOCs that could reasonably be expected to have a Material Adverse Effect on the Company. The Company has provided or made available to the Investors prior to the date hereof, copies of all material correspondence since January 1, 1998 affecting the registration and renewals of the UFOCs in the applicable states. The Company and its Subsidiaries do not and have not authorized their officers, directors or representatives to furnish any materials or information which is in any way inconsistent with the "earnings claim" information set forth in Item 19 of the UFOCs, as that term is defined by federal and state franchising laws.

          (iii) LITIGATION. There is no action, proceeding or investigation pending or, to the knowledge of the Company and its Subsidiaries (after reasonable investigation), threatened against or involving the Company or any of its Subsidiaries with any of its domestic or international franchisees and to the Company's and its Subsidiaries' knowledge (after reasonable investigation) there is no basis for any such action, proceeding or investigation except for actions, proceedings or investigations that could not reasonably be expected to have a Material Adverse Effect on the Company. There are no pending or to the Company's and its Subsidiaries' knowledge threatened causes of action by a franchisee or group of franchisees against the Company, its Affiliates, or their officers or directors except for actions, proceedings or investigations that could not reasonably be expected to have a Material Adverse Effect on the Company. Except as disclosed in the Latest Company Report, neither the Company nor any of its Subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding which has or may have an adverse effect on its rights and interest in its franchise agreements or its ability to assign those rights and interest. There are not currently, nor have there ever been any administrative actions, cease and desist orders or other administrative actions by any federal or state agency which regulates franchising that would have a Material Adverse Effect on the Company or which could materially and adversely affect the transactions contemplated by this Agreement.

           (iv) COMPLIANCE WITH LAWS. The Company and its Subsidiaries have not violated any federal or state law or rule or regulation thereunder in connection with the offer and sale of franchises, except for such violations that could not reasonably be expected to have a Material Adverse Effect on the Company. The Company and its Subsidiaries have not violated any federal or state law or rule or regulation thereunder in connection with the issuance of a notice of default or termination of any franchise or license agreement that could reasonably be expected to have a Material Adverse Effect on the Company. The Company and its Subsidiaries have complied with all applicable federal and state franchise termination, fair practices and relationship laws with respect to the proper notice of default, time to cure, and the actual termination of any of its franchisees as prescribed by such laws except where the failure to comply could not reasonably be expected to have a Material Adverse Effect on the Company.

           (v) SPECIAL DISCOUNTS OR COMMITMENTS. The Company has not made to any franchisee, or to any of its franchisees' employees or agents, or to any other Person, any commitment to provide any special discount, allowance or other accommodation other than as set forth in the Company's franchise and license agreements delivered or made available to the Investor Group prior to the date hereof or as disclosed in the UFOCs, or to acquire any minimum or fixed volume of goods or services or to provide any minimum or fixed volume of goods or services.

           (vi) NO OTHER AGREEMENTS. Except as set forth in the franchise and license agreements provided or made available to the Investors prior to the date hereof, there are no other material agreements or special arrangements with any franchisee as of the date hereof.

          (vii) ADVERTISING FUND AND ADVISORY COUNCILS. The Company has at all times complied fully with all agreements governing each of its three advertising funds (the "FUNDS") except where the failure to comply could not reasonably be expected to have a Material Adverse Effect on the Company. The only covenants or agreements governing the Funds are contained in the articles of incorporation, by-laws, management agreements, standards manuals, and franchise and license agreements previously delivered or made available to the Investor and the Funds and all monies paid thereto have been allocated and used in all material respects in accordance with such documents. The Company has provided the Investor Group with all copies of documents pertaining to the Funds as well as all documents relating to Franchisee Advisory Councils, Local Advertising Cooperatives, Franchisee Associations, or related organizations affecting the franchise systems.

        (n) EXISTING PERMITS AND VIOLATIONS OF LAW. The Company and each of its Subsidiaries has all licenses, permits, approvals, exemptions, orders, approvals, franchises, qualifications, permissions, agreements and governmental authorizations required by law and required for the conduct of the business of the Company and its Subsidiaries as currently conducted, except where the failure to have the same would not have a Material Adverse Effect on the Company. No action or proceeding is pending or, to the knowledge of the Company, threatened that is reasonably likely to result in a revocation, non-renewal, termination, suspension or other material impairment of any material permits of the Company or its Subsidiaries. The business of the Company and its Subsidiaries is not being conducted in violation of any applicable law, except for such violations that would not have a Material Adverse Effect on the Company. No governmental entity has indicated in writing to any executive officer the Company or any Subsidiary an intention to conduct an investigation or review with respect to the Company or any Subsidiary other than, in each case, those which would not have a Material Adverse Effect on the Company.

        (o) CHANGE OF CONTROL AGREEMENTS. Except as disclosed in the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to any agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the consummation of the transactions contemplated by this Agreement except as contemplated by SECTION 5.10. Except as disclosed in the Company Disclosure Letter or as contemplated by
    SECTION 5.10, the transactions contemplated by this Agreement will not constitute a "change in control" under, require the consent from or the giving of notice to any third party pursuant to, or accelerate the vesting or lapse of repurchase rights under, any contract to which the Company or any of its Subsidiaries is a party. Except as disclosed in the Company Disclosure Letter or as contemplated by SECTION 5.10, there are no amounts that will be payable by the Company to any officers of the Company (in their capacity as officers) as a result of the transactions contemplated by this Agreement other than in connection with the purchase of Shares pursuant to the Offer.

        (p) ADVISORY FEES. With the exception of a fee payable to BAS in its capacity as financial advisor to the Company pursuant to a letter agreement that has been delivered to Investor Group, neither the Company nor any of its Subsidiaries nor any of their officers, directors, or employees, has employed any broker or finder or incurred any liability for any advisory fees, brokerage fees, commissions or finder's fees in connection with this Agreement or the transactions contemplated hereby.

                                   ARTICLE 7
                         INDEMNIFICATION AND INSURANCE.

    Section 7.1 After the Closing Date, the certificate of incorporation and bylaws of the Company and each of its Subsidiaries shall contain provisions with respect to indemnification no less favorable than those set forth in the certificate of incorporation and the bylaws of the Company and each of its Subsidiaries on the date hereof, which provisions shall not be amended, modified or otherwise repealed for a period of six years after the Closing Date in any manner that would adversely affect the rights thereunder as of the Closing Date of individuals who at the Closing Date were directors, officers, employees or agents of the Company or such Subsidiary, unless such modification is required after the Closing Date by law.

    Section 7.2 The Company shall, and the Investor Group, to the extent of the liability limit hereinafter provided, shall cause the Company, to the fullest extent permitted under applicable law or under the Company's or such Subsidiary's certificate of incorporation or bylaws or any indemnification agreement in effect as of the date hereof, to indemnify and hold harmless, each present and former director, officer or employee of the Company or any of its Subsidiaries (collectively, the "INDEMNIFIED PARTIES") against any costs or expenses (including attorneys' fees and disbursements), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, or otherwise (a) arising out of or pertaining to the transactions contemplated by this Agreement (but excluding any matter to the extent involving an Indemnified Party in a capacity other than as a director, officer, employee or agent of the Company) or (b) with respect to any acts or omissions occurring at or prior to the Closing Date, to the same extent as provided in the Company's or such Subsidiary's certificate of incorporation or bylaws or any applicable contract or agreement as in effect on the Closing Date, in each case for a period of six years after the date hereof. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Closing Date) and subject to the specific terms of any indemnification contract (except as provided in the joint defense agreement contemplated by Section 2.3(e) insofar as it may affect the procedure for the determination of entitlement to indemnification), (a) after the Closing Date, the Company shall pay the reasonable fees and expenses of any counsel retained by the Indemnified Parties, promptly after statements therefor are received and (b) the Company shall cooperate in the defense of any such matter, PROVIDED, HOWEVER, that in the event that any claim or claims for indemnification are asserted or made within the foregoing six year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. Notwithstanding any contrary provision of this SECTION 7.2, the liability of the Investor Group to cause the Company and its Subsidiaries to indemnify and hold harmless their present and former directors, officers and employees shall be limited to the aggregate amount of cash and fair market value of property received by the Investors and their successors in interest as payments in redemption of the Preferred Stock (but excluding any amounts paid in redemption that represent accrued and unpaid dividends on the Preferred Stock) and as distributions on the Preferred Stock, excluding dividends accrued and paid in cash or in kind at the stated dividend rates for the Preferred Stock and "Ordinary Dividends" (as defined in the Certificates of Designation).

    Section 7.3 In addition, the Company shall provide, for a period of not less than six years after the Closing Date, the Company's current directors and officers an insurance and indemnification policy that provides coverage for events occurring at or prior to the Closing Date (the "D&O INSURANCE") that is no less favorable than the existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage; PROVIDED, HOWEVER, that the Company shall not be required to pay an annual premium for the D&O Insurance in excess of 200% of the annual premium currently paid by the Company for such insurance, but in such case shall purchase as much of such coverage as possible for such amount.

    Section 7.4 This ARTICLE 7 shall survive the consummation of the transactions contemplated by this Agreement at the Closing Date, is intended to benefit the Indemnified Parties, shall be binding on all successors and assigns of the Company and shall be enforceable by the Indemnified Parties.

                                   ARTICLE 8
                                  TERMINATION

    Section 8.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Offer may be abandoned at any time prior to the Closing Date, before or after any Stockholder Approval, by the mutual consent of the Investors and the Company.

    Section 8.2 TERMINATION BY EITHER PARTY. This Agreement may be terminated and the Offer may be terminated and abandoned by either the Investors or the Company at any time prior to the Closing Date, before or after any Stockholder Approval, if (a) the purchase of Shares pursuant to the Offer shall not have become effective in accordance with the terms of the Offer to Purchase by November 30, 2000, or Stockholder Approval shall not have been obtained by October 15, 2000 (which date shall be automatically extended (to a date not later than November 30, 2000) for each day in excess of 45 calendar days that the SEC requires to initially review and comment on the preliminary Proxy Statement and each day in excess of 20 calendar days thereafter that are required to resubmit, and obtain SEC approval of the revisions to the preliminary Proxy Statement) or (b) the Offer shall have expired or shall have been terminated without the acceptance for purchase of any Shares pursuant thereto; provided that the Company shall not have the right to terminate this Agreement or the Offer pursuant to this clause if the termination or expiration of the Offer without the purchase of Shares thereunder is in violation of the terms of the Offer or this

Agreement, and the Investors shall not have the right to terminate this Agreement pursuant to this clause if the termination or expiration of the Offer without the acceptance for purchase of Shares thereunder is by reason of a breach of this Agreement by the Investor Group.

    Section 8.3 TERMINATION BY INVESTORS. This Agreement may be terminated and the Investment may be abandoned at any time prior to the Closing Date, before or after any Stockholder Approval, by the Investors if: (a) any of the conditions set forth in Sections 2.3(d) and (e) shall not have been fulfilled within 10 Business Days after the date of execution of this Agreement; or (b) the Company shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement (including the obligation to commence the Offer and accept for purchase and pay for Shares upon the terms and subject to the conditions of the Offer) to be complied with or performed by the Company at or prior to the Closing.

    Section 8.4 TERMINATION BY THE COMPANY. This Agreement may be terminated and the Offer may be abandoned at any time prior to the Closing Date, before or after any Stockholder Approval, by the Company (a) if the Investor Group shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by the Investor Group prior to the Closing or (b) if the Board of Directors shall concurrently approve and the Company shall concurrently enter into a definitive agreement providing for the implementation of a Superior Proposal.

    Section 8.5 EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement and abandonment of the Offer pursuant to
SECTION 8.1, 8.2, 8.3 or 8.4, no party hereto (or any of its directors or officers) shall have any liability or further obligation to any other party hereto, except as provided in SECTIONS 8.6 and 8.7 and except that nothing herein will relieve any party from liability for any breach of this Agreement.

    Section 8.6  LIQUIDATED DAMAGES.

        (a) In the event that: (i) any of the conditions set forth in Sections 2.3(d) and (e) are not fulfilled within 10 Business Days after the date of execution of this Agreement, (ii) the Company is in material breach or default of its representations, warranties or covenants under this Agreement and as a consequence thereof, the Investor Group exercises any right to terminate this Agreement under SECTION 8.3 and abandon the Investment, or (iii) the Company or the Company's or any of its Subsidiaries' directors, officers, agent or representatives seeks, solicits, negotiates, encourages, accepts, recommends, endorses, supports, consents to, or acquiesces in an Acquisition Proposal in violation of SECTION 5.3 and as a consequence thereof, the Investor Group exercises any right to terminate this Agreement under SECTION 8.3 and abandon the Investment, the Company shall (without duplication of any amounts paid under Section 8.6(b)): (i) reimburse the Investor Group for their expenses reasonably incurred for outside legal counsel in connection with investigating the Company and preparation and negotiation of this Agreement and the other agreements, documents, and instruments contemplated by this Agreement, not to exceed $1,000,000; (ii) reimburse the Investor Group for legal expenses reasonably incurred in any litigation or proceeding seeking enforcement of this SECTION 8.6(a); and (iii) pay to the Investors interest accruing, from the second Business Day after any such demand for payment to the date such sum is paid, at the Applicable Rate.

        (b) In the event the Board of Directors approve and the Company enters into a definitive agreement providing for the implementation of a Superior Proposal, the Company shall (without duplication of any amounts paid under Section 8.6(a)): (i) pay to the Investors on demand, the sum of $3,000,000 to reimburse the Investors for the efforts they have made and will make, the risks they have undertaken and will undertake, and the expenses they have incurred and will incur in investigating the Company, negotiating the transaction, arranging financing, and otherwise preparing to support the Offer and consummate the Investment; (ii) reimburse the Investor Group for their expenses reasonably incurred for outside legal counsel in connection with investigating the Company and preparation and negotiation of this Agreement and the other agreements, documents, and instruments contemplated by this Agreement, not to exceed $1,000,000;
    (iii) reimburse the Investor Group for legal expenses reasonably incurred in any litigation or proceeding seeking enforcement of this SECTION 8.6(b); and
    (iv) pay to the Investors interest accruing, from the second Business Day after any such demand for payment to the date such sum is paid, at the Applicable Rate.

                                   ARTICLE 9
                             STOCKHOLDER PROTECTION

    Section 9.1 NASDAQ LISTING. From and after the Closing Date, to the extent of its control over such matters, the Investor Group shall use reasonable efforts to cause the Class A Common Stock of the Company to be listed for trading on the NASDAQ Stock Market unless otherwise determined by the Board of Directors acting with a majority vote of the Independent Directors.

    Section 9.2 RESTRICTIONS ON STOCK ACQUISITIONS. From and after the Closing Date until the fourth anniversary of the Closing Date, the Investor Group shall not, and shall not cause or permit any Affiliate of the Investor Group to, purchase shares of the Company's Common Stock either on the open market or pursuant to a tender or exchange offer or in any other transaction (other than in a transaction approved in accordance with Section 12 of the Company's certificate of incorporation or in a transaction between or among the Investor Group and their Affiliates) at a per share price that is less then $7.50, if such transaction is effected within 24 months after the Closing Date, or if effected after such 24 month period at a price that is less than the highest bid price per share for the preceding 52 week period. If the Company shall in any manner subdivide (by stock split, stock dividend or otherwise), combine (by reverse stock split or otherwise), reclassify, recapitalize or take any similar action with respect to the outstanding shares of common stock, then effective provision shall be made by resolution of the Board of Directors with the affirmative votes of a majority of the Independent Directors to adjust the price referred to in this SECTION 9.2 to give effect to any such change.

    Section 9.3 AFFILIATE TRANSACTIONS. From and after the Closing Date until the fifth anniversary of the Closing Date, Investor Group shall not cause the Company or any Subsidiary of the Company to enter into or permit to exist any transaction, including any purchase, sale, lease or exchange of property or the rendering of service with any member of the Investor Group or any of their Affiliates (an "AFFILIATE TRANSACTION") unless the terms thereof (a) are fair and no less favorable to the Company than those that could be obtained in a comparable arms' length transaction with a person that is not a member of the Investor Group or any of their Affiliates, (b) if such Affiliate Transaction involves an amount in excess of $2.0 million, (i) are set forth in writing and
(ii) have been approved by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors and (c) if such Affiliate Transaction involves an amount in excess of $5.0 million, the financial terms of which have been determined by a nationally recognized investment banking, valuation or accounting firm to be fair, from a financial point of view, to the Company.

    Section 9.4 ENFORCEMENT. The provisions of this ARTICLE 9 and the provisions of ARTICLE 10 as they relate to ARTICLE 9 are for the benefit of the Company's stockholders and shall be enforceable by or in the name of the Company by any of the Independent Directors.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

    Section 10.1  PAYMENT OF EXPENSES.  Except as otherwise provided by
SECTION 8.6, whether or not the Offer and the Investment shall be consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Offer and the Investment.

    Section 10.2 MODIFICATION OR AMENDMENT. At any time prior to the Closing Date, the parties hereto may, by written agreement, make any modification or amendment of this Agreement approved by their respective boards of directors. Except as contemplated by SECTION 2.2, this Agreement and the Exhibits hereto shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto. Notwithstanding the foregoing, no amendment, modification, or waiver of any provision of
ARTICLE 7 or ARTICLE 9 shall be effective as against the Company or any Indemnified Parties unless authorized by the Board of Directors acting with the affirmative votes of a majority of the Independent Directors.

    Section 10.3 WAIVER OF CONDITIONS. The conditions to each of the parties' obligations to consummate the Offer and the Investment are for the sole benefit of such party and may be waived by such party by a written instrument, in whole or in part, to the extent permitted by applicable law.

    Section 10.4 CAPTIONS. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to modify or otherwise affect any of the provisions hereof.

    Section 10.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

    Section 10.6 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, IF TO THE INVESTOR GROUP, addressed to SDI, Inc., at 200 West Madison Street, Suite 3800, Chicago, Illinois 60606, Attention: Harold S. Handelsman (with a copy to Katten Muchin Zavis, 525 West Monroe Street, Chicago, Illinois 60661,
Attention: David R. Shevitz and Bruce G. Wilson) AND IF TO THE COMPANY, addressed to the Company at 13 Corporate Square, Suite 250, Atlanta, Georgia 30329, Attention: Stephen Aronson (with a copy to Paul, Weiss, Rifkind,
Wharton & Garrison, 1285 Avenue of America, New York, New York, 10019,
Attention: Robert B. Schumer and Paul D. Ginsberg), or to such other persons or addresses as may be designated in writing by the party to receive such notice.

    Section 10.7 ENTIRE AGREEMENT. This Agreement and its Exhibits and the Offer Documents constitute the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof.

    Section 10.8 ASSIGNMENT; BINDING EFFECT. Neither this Agreement, nor any rights, obligations or interests hereunder, may be assigned by any party hereto, except with the prior written consent of the other parties hereto; PROVIDED that any Investor may designate, by written notice to the Company, an Affiliate of such Investor to make its Investment in lieu of such Investor, in the event of which designation all references herein to such Investor shall be deemed references to such Affiliate except that all representations and warranties made herein with respect to such Investor as of the date of this Agreement shall be deemed representations and warranties made with respect to such Affiliate as of the date of such designation; PROVIDED, FURTHER, that no such assignment shall relieve the assigning Investor of any of its obligations hereunder without the written consent of the Company. Subject to the preceding sentence, this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

    Section 10.9 COUNTERPARTS. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

                           [SIGNATURE PAGE TO FOLLOW]

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first written above.

                                          U.S. FRANCHISE SYSTEMS, INC.

                                          By: /s/ Stephen D. Avonson
                                             -----------------------------------

                                          Name: Stephen D. Avonson
                                               ---------------------------------

                                          Title: Vice President/General Counsel
                                               ---------------------------------

                                          SDI, INC.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Name: H.S. Handelsman
                                               ---------------------------------

                                          Title: Vice President
                                               ---------------------------------

                                          MERIDIAN ASSOCIATES, L.P.

                                          By: Meridian Investments, Inc.
                                             Its General Partner

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Name: H.S. Handelsman
                                               ---------------------------------

                                          Title: Vice President
                                               ---------------------------------

                                          HSA PROPERTIES, INC.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Name: H.S. Handelsman
                                               ---------------------------------

                                          Title: Vice President
                                               ---------------------------------

                           GLOSSARY OF DEFINED TERMS

    "Affiliate" of any particular Person means any other Person, entity or investment fund controlling, controlled by or under common control with such particular Person and any partner of such Person which is a partnership. "Affiliate" with respect to the Investors, HSA Properties, and Meridian, means, in addition to the foregoing, any and all of the lineal descendants of Nicholas
J. Pritzker, deceased, any and all trusts for their benefit or for the benefit of any of their spouses, and any Person owned or controlled by such lineal descendants or trusts.

    "Applicable Rate" means a fluctuating rate of interest corresponding to a rate per annum equal to 3.0 percent in excess of the prime rate reported from time to time in the WALL STREET JOURNAL.

    "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

    "Closing Date" means the date upon which the Investors' purchase of Preferred Stock occurs.

    "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "DGCL" means the General Corporation Law of the State of Delaware.

    "Directors' Option Plan" means the U.S. Franchise Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors.

    "Encumbrance" with respect to any property means any mortgage, pledge, lien, security interest, charge, encumbrance, conditional sale or title retention agreement, option or other claim affecting such property or its use or marketability.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "Exchange Act" mean the Securities Exchange Act of 1934, as amended.

    "Foreign Laws" means the applicable laws and regulations of any foreign country.

    "GAAP" mean generally accepted accounting principles consistently applied from period to period.

    "HSR Act" means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the federal regulation promulgated thereunder.

    "Independent Directors" means the persons serving from time to time as "Independent Directors" under new Section 12.1 of the Company's certificate of incorporation.

    "Investor Group" means, collectively, Meridian, HSA Properties, and the Investors.

    "Material Adverse Effect" with respect to any Person means a material adverse effect on the assets, financial condition, results of operations, cash flows, or business prospects of such Person and its Subsidiaries, taken as a whole; provided, however, that a Material Adverse Effect shall not include
(i) changes in general economic or financial or market conditions, including changes in the trading price of the Shares, (ii) changes in conditions or circumstances generally affecting the lodging or franchising industry or
(iii) changes resulting from this Agreement or from the announcement of the transactions contemplated hereby.

    "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

    "Plan Affiliate" means each Person with whom the Company constitutes or has constituted all or part of a controlled group, or which would be treated or has been treated with the Company as under common control or whose employees would be treated or have been treated as employed by the Company, under section 414 of the Code or section 4001(b) of ERISA.

    "Proprietary Rights" means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data and documentation, (vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights, and (viii) copies and tangible embodiments thereof (in whatever form or medium).

    "Restricted Stock" means (i) the 123,805 shares of Class A Common Stock held by Michael Leven, and designated as Restricted Shares under the Amended and Restated Employee Stock Purchase Agreement between the Company and Michael Leven, entered into as of September 29, 1995, as amended effective October 24, 1996 (the "Leven Stock Purchase Agreement"), (ii) the 233,032 Restricted Shares held by Andrea Leven originally acquired under the Leven Employee Stock Purchase Agreement, (iii) 589,865 Restricted Shares held by Neal Aronson acquired under the Amended and Restated Employee Stock Purchase Agreement between the Company and Neal K. Aronson entered into as of September 29, 1995, as amended effective October 24, 1996 (the "Aronson Employee Stock Purchase Agreement"), and
(iv) 424,615 Shares that have been reallocated to other members of management or transferred to members of Michael A. Leven's family.

    "SEC" means the United States Securities and Exchange Commission.

    "Significant Subsidiary" means any significant subsidiary of the Company within the meaning of Regulation S-X under the Securities Exchange Act of 1934, as amended.

    "State Laws" mean the applicable laws and regulations of the several states of the United States of America or any political subdivision thereof.

    "Stockholder Litigation" means the complaint filed May 17, 2000 in the United States District Court for the Northern District of Georgia, Atlanta Division, Case No. 00-CV-1244, captioned FORREST P. GUNTER ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED VS. U.S. FRANCHISE SYSTEMS, INC., MICHAEL A. LEVEN, NEAL K. ARONSON, AND RICHARD GOLDSTEIN.

    "Stock Option Plan" means the Company's Amended and Restated 1996 Stock Option Plan.

    "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustee thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the membership, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity. For purposes of this Agreement, Best Reservation Corporation, an Illinois not-for-profit corporation, Microtel Reservations and Advertising
Fund, Inc., a Georgia not-for-profit corporation and Hawthorn Reservations and Advertising Fund, Inc., a Georgia not-for-profit corporation, shall not be deemed to be Subsidiaries of the Company or any of its Subsidiaries.

                                                                      APPENDIX C

                                      FORM
                                       OF
                                  CERTIFICATE

                  SETTING FORTH A RESOLUTION CREATING A SERIES
                        OF PREFERRED STOCK DESIGNATED AS
             "SERIES A 8.5% CUMULATIVE REDEEMABLE PREFERRED STOCK"
                      ADOPTED BY THE BOARD OF DIRECTORS OF
                          U.S. FRANCHISE SYSTEMS, INC.

           PURSUANT TO THE PROVISIONS OF SECTION 151(g) OF TITLE 8 OF
                     THE DELAWARE CODE OF 1953, AS AMENDED.

    We, the undersigned _______ _______ and _______ _______, respectively the President and Secretary of U.S. Franchise Systems, Inc., a Delaware corporation (hereinafter sometimes referred to as the "CORPORATION"), hereby certify as follows:

    FIRST: By the Certificate of Incorporation the total number of shares which the Corporation may issue is set forth in Article Fourth as follows: "The total number of shares of all classes of stock that the Corporation shall have authority to issue is Thirty-Six Million (36,000,000), of which (a) Thirty-Five Million (35,000,000) shall be shares of Common Stock, par value $.01 per share, and (b) One Million (1,000,000) shall be shares of preferred stock, par value $.01 per share"; and by the Certificate of Incorporation the shares of preferred stock are authorized to be issued by the Board of Directors from time to time in one or more series and the Board of Directors is expressly authorized to determine in the resolution providing for the issuance of any series of preferred stock, subject to the provisions of the Certificate of Incorporation, the designation, dividend rate, redemption provisions, rights on liquidation or dissolution, sinking fund provisions, conversion rights, voting power, and other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, of shares of such series not fixed and determined by the Certificate of Incorporation.

    SECOND: The Board of Directors of the Corporation pursuant to the authority so vested in it by the Certificate of Incorporation, and in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, as amended, at a meeting duly held, adopted the following resolution creating a series of Preferred Stock designated as "Series A 8.5% Cumulative Redeemable Preferred Stock":

                   "A RESOLUTION OF THE BOARD OF DIRECTORS OF
                    U.S. FRANCHISE SYSTEMS, INC. CREATING A
                    SERIES OF PREFERRED STOCK DESIGNATED AS
             "SERIES A 8.5% CUMULATIVE REDEEMABLE PREFERRED STOCK."

    Be It Resolved, that, pursuant to authority expressly granted to and vested in the Board of Directors of U.S. Franchise Systems, Inc., hereinafter called the "Corporation", by the provisions of the Certificate of Incorporation, the Board of Directors of the Corporation hereby creates a series of the preferred stock of the Corporation to consist initially of 77,000 shares, and hereby fixes the designations, dividend rate, redemption provisions, rights on liquidation or dissolution, conversion rights, voting powers, and other preferences and relative, participating, optional or other special rights, and the qualifications, limitation or restrictions thereof, of the shares of such series (in addition to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock of all series) as follows:

    Section 1.  DESIGNATION

    The series of the Corporation's Preferred Stock, par value $.01 per share, created by this resolution shall be designated as the "Series A 8.5% Cumulative Redeemable Preferred Stock" and is hereinafter referred to in this resolution as the "Series A Preferred Stock". Capitalized terms used herein and not otherwise defined shall have the meanings set forth in SECTION 10.

    Section 2.  DIVIDENDS.

    2.1. GENERAL OBLIGATION. When and as declared by the Corporation's board of directors and to the extent permitted under the General Corporation Law of the State of Delaware, the Corporation shall pay preferential dividends to the holders of Series A Preferred Stock as provided in this SECTION 2. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock (a "SHARE") shall accrue at the rate of 8.5% per annum, compounded quarterly, of the Issue Price thereof, plus the amount of any accrued and unpaid dividends on such Share through the most recent Dividend Reference Date, from and including the date of issuance of such Share to and including the date on which the Liquidation Value of such Share is paid in cash. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividend, distribution or payment may be made with respect to any Junior Securities. The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

    2.2. DIVIDEND REFERENCE DATES. All accrued dividends on outstanding Shares of Series A Preferred Stock shall be payable (whether or not declared) on March 31, June 30, September 30 and December 31 of each year (the "DIVIDEND REFERENCE DATES"), beginning on the first Dividend Reference Date (the "FIRST DIVIDEND REFERENCE DATE") following the first date of issuance of Series A Preferred Stock.

    2.3. PAYMENT OF DIVIDENDS IN KIND. At the option of the Corporation (exercisable by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors), dividends accrued from time to time on the Series A Preferred Stock at any time on or before the second Anniversary Date, may be paid in the form of additional Shares of Series A Preferred Stock (including fractional Shares expressed as a decimal rounded to the nearest 1/1000 of a Share) having an initial Liquidation Value equal to the amount of the dividend so paid. The Corporation shall at all times reserve and keep available out of the authorized but unissued Shares of Series A Preferred Stock, solely for the purpose of issuance as dividends on Series A Preferred Stock, such maximum number of Shares of Series A Preferred Stock as may become issuable as dividends on Series A Preferred Stock.

    2.4. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to any Share of Series A Preferred Stock, such payment shall be distributed ratably among the holders of Series A Preferred Stock based upon the number of Shares of Series A Preferred Stock held by each such holder.

    Section 3.  LIQUIDATION.

    Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of Series A Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Shares of Series A Preferred Stock held by such holder, and the holders of Series A Preferred Stock shall not be entitled to any further payment. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Series A Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this SECTION 3.

    Section 4.  PRIORITY OF PREFERRED STOCK.

    So long as any Series A Preferred Stock remains outstanding, neither the Corporation or any Subsidiary shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation or any Subsidiary directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities (other than dividends paid solely in shares of capital stock of the Corporation consisting of Junior Securities), if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay in cash the full amount of dividends accrued but unpaid on the Series A Preferred Stock or the Corporation has failed to make any redemption of the Series A Preferred Stock required hereunder; provided that the Corporation may purchase up to 8,666,666 shares of Common Stock on or promptly following the first date of issuance of Series A Preferred Stock with proceeds of sale of Series A Preferred Stock and Series B 6% Cumulative Redeemable Convertible/Exchangeable Preferred Stock of the Corporation.

    Section 5.  REDEMPTIONS.

    5.1. SCHEDULED REDEMPTION. On the seventh Anniversary Date, the Corporation shall redeem in cash, out of funds legally available therefor, all outstanding Shares of Series A Preferred Stock at a price per Share equal to the Liquidation Value thereof as of the Redemption Date.

    5.2. OPTIONAL REDEMPTION. In addition to the mandatory redemption otherwise required by this SECTION 5, the Corporation shall have the option to redeem all or any portion of the Shares of Series A Preferred Stock at any time and from time to time on (upon the notice and otherwise in the manner set forth in this SECTION 5), exercisable by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors.

    5.3. REDEMPTION PAYMENT. For each Share which is to be redeemed, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in immediately available funds equal to the Liquidation Value of such Share as of the Redemption Date. If the funds of the Corporation legally available for redemption of Shares on the Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares ratably among the holders of the Shares to be redeemed based upon the aggregate Liquidation Value of such Shares held by each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds shall immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem but which it has not redeemed.

    5.4. NOTICE OF REDEMPTION. The Corporation shall mail written notice of each redemption of any Series A Preferred Stock to each record holder of Series A Preferred Stock not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation shall become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares shall be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Shares.

    5.5.  DETERMINATION OF THE NUMBER OF EACH HOLDER'S SHARES TO BE
REDEEMED. The number of Shares of Series A Preferred Stock to be redeemed from each holder thereof in redemptions hereunder shall be the number of Shares determined by multiplying the total number of Shares of Series A Preferred Stock to be redeemed times a fraction, the numerator of which shall be the total number of Shares of Series A Preferred Stock then held by such holder and the denominator of which shall be the total number of Shares of Series A Preferred Stock then outstanding.

    5.6. DIVIDENDS AFTER REDEMPTION DATE. From and after the Redemption Date (unless the Corporation shall default in the payment of the redemption price when due) dividends on Shares of Series A Preferred Stock called for redemption or otherwise required to be redeemed on such Redemption Date shall cease to accrue and such Shares shall no longer be deemed to be outstanding, and all rights (except the right to receive the redemption price thereof) of the holder thereof, as the holder of such Shares of Series A Preferred Stock, shall cease.

    5.7. REDEEMED OR OTHERWISE ACQUIRED SHARES. Any Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and shall have the status of authorized but unissued shares of Preferred Stock, undesignated as to series, and shall not be reissued, sold or transferred as Shares of Series A Preferred Stock.

    5.8. OTHER REDEMPTIONS OR ACQUISITIONS. Neither the Corporation nor any Subsidiary shall redeem or otherwise acquire any Series A Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro-rata to all holders of Series A Preferred Stock on the basis of the number of Shares of Series A Preferred Stock owned by each such holder.

    Section 6.  VOTING RIGHTS.

    6.1. GENERALLY. Except as otherwise provided herein and as otherwise required by law, the Series A Preferred Stock shall have no voting rights; provided that each holder of Series A Preferred Stock shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at such meeting.

    6.2. OTHER VOTING RIGHTS. The Corporation shall not merge or consolidate with another entity or entities, sell all or substantially all of its assets or dissolve or liquidate without the prior approval of the holder or holders of at least a majority of the Series A Preferred Stock then outstanding voting together as a separate class; provided that the Corporation may, without obtaining such approval, merge with any wholly-owned Subsidiary so long as
(a) the Corporation is the surviving corporation, (b) the terms of the Series A Preferred Stock are not changed and (c) the Series A Preferred Stock is not exchanged for cash, securities or other property.

    6.3. ADDITIONAL CLASS VOTING RIGHTS. In addition to any other vote or consent required herein or by law, the vote or written consent of the holder or holders of a majority of the then outstanding Shares of Series A Preferred Stock shall be necessary for effecting or validating the following actions:

        (a) Any authorization or any designation, whether by reclassification or otherwise, of any new class or series of stock or any other securities convertible into equity securities of the Corporation (or any increase in the authorized or designated number of any such new class or series) ranking senior to or on a parity with the Series A Preferred Stock as to payment of dividends, distribution of assets upon liquidation, dissolution or winding-up (whether voluntary or involuntary), voting, redemption or otherwise; or

        (b) Any action that results in any amendment, alteration, or repeal (by merger or consolidation or otherwise) of any provisions of the Certificate of Incorporation or any certificate amendatory thereof so as to materially adversely affect any of the preferences, rights, powers or privileges of the Series A Preferred Stock.

    Section 7.  REGISTRATION OF TRANSFER.

    The Corporation shall keep at its principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the

Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Shares of Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Shares of Series A Preferred Stock represented by the surrendered certificate.

    Section 8.  REPLACEMENT.

    Upon receipt of an affidavit of the registered holder or other evidence reasonably satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that the holder's own unsecured indemnity agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

    Section 9. FINANCIAL STATEMENTS. The Corporation shall (a) file when due all of its reports, including, without limitation, annual and quarterly reports, required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and (b) if the Corporation is not subject to
Section 13 or 15(d) of the Exchange Act, the Corporation shall provide to the holder or holders of Shares of Series A Preferred Stock the financial statements that would be required to be included in the Corporation's annual and quarterly reports filed with the SEC if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, which shall be delivered or made available to the holder or holders of Shares of Series A Preferred Stock when the Corporation would be required to file periodic reports with the SEC under the Exchange Act if it were subject to Section 13 or 15(d) of the Exchange Act.

    Section 10.  DEFINITIONS.

    "AFFILIATE" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person.

    "ANNIVERSARY DATE" mean each anniversary of the First Dividend Reference
Date.

    "COMMON STOCK" means, collectively, the Corporation's Class A Common Stock, par value $.01 per share the Corporation's Class B Common Stock, par value $.01 per share and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value with respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "INDEPENDENT DIRECTORS" means, so long as Section 12 of the Certificate of Incorporation is in effect, the directors of the Corporation who are serving as Independent Directors (as defined in the Certificate of Incorporation); and after Section 12 of the Certificate of Incorporation ceases to be effective, Independent Directors means directors of the Corporation who are not a director, officer, employee, agent, independent contractor or other representative of a record or beneficial owner of Series A Preferred Stock or any Affiliate of such owner.

    "ISSUE PRICE" of any Share of Series A Preferred Stock is $1,000.00.

    "JUNIOR SECURITIES" means any of the Corporation's equity securities other than the Series A Preferred Stock.

    "LIQUIDATION VALUE" of any Share of Series A Preferred Stock as of any particular date shall be equal to the Issue Price plus all accrued but unpaid dividends through the date of determination of Liquidation Value.

    "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

    "REDEMPTION DATE" as to any Share means the date specified in the notice of any redemption given or required to be given by the Corporation; provided that no such date shall be a Redemption Date unless the Liquidation Value of such Share is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

    "SEC" means the Securities and Exchange Commission.

    "SUBSIDIARY" means any Person of which the Corporation owns, directly or through one or more intermediaries, more than 50% of the outstanding capital stock (or other ownership interests) possessing the voting power (under ordinary circumstances) in electing the board of directors (or other governing body).

    Section 11.  AMENDMENT AND WAIVER.

    No amendment, modification or waiver shall be binding or effective with respect to any provision hereof without the (a) prior written consent of the holder or holders of at least a majority of the Series A Preferred Stock outstanding at the time such action is taken and (b) approval by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the (a) prior written consent of the holder or holders of a majority of the Series A Preferred Stock then outstanding and
(b) approval by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors.

    Section 12.  NOTICES.

    Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (a) to the Corporation, at its principal executive offices and
(b) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

    THIRD: The Series A Preferred Stock shall initially consist of 77,000 shares, which number of shares may be increased or decreased (but not below the number then outstanding plus the maximum number of additional shares required to be reserved for issuance as dividends on the Series A Preferred Stock) from time to time by the Board of Directors of the Corporation.

    RESOLVED, FURTHER, that the appropriate officers of the Corporation are hereby authorized and directed to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, all in accordance with the requirements of Section 151(g) of Title 8 of the Delaware Code of 1953, as amended.

    IN WITNESS WHEREOF, this Certificate has been made under the seal of U.S. Franchise Systems, Inc., and has been signed by the undersigned ______________, President, and _______ _______, Secretary, this ______ day of ____________2000.

                                          --------------------------------------
                                                                       PRESIDENT

[SEAL]

---------------------------------------------
SECRETARY

                                                                      APPENDIX D

                                      FORM
                                       OF
                                  CERTIFICATE

                  SETTING FORTH A RESOLUTION CREATING A SERIES
                        OF PREFERRED STOCK DESIGNATED AS
                      "SERIES B 6.0% CUMULATIVE REDEEMABLE
                   CONVERTIBLE/EXCHANGEABLE PREFERRED STOCK"
                      ADOPTED BY THE BOARD OF DIRECTORS OF
                          U.S. FRANCHISE SYSTEMS, INC.

           PURSUANT TO THE PROVISIONS OF SECTION 151(g) OF TITLE 8 OF
                     THE DELAWARE CODE OF 1953, AS AMENDED.

    We, the undersigned               and               , respectively the
President and Secretary of U.S. Franchise Systems, Inc., a Delaware corporation (hereinafter sometimes referred to as the "Corporation"), hereby certify as follows:

    FIRST: By the Certificate of Incorporation the total number of shares which the Corporation may issue is set forth in Article Fourth as follows: "The total number of shares of all classes of stock that the Corporation shall have authority to issue is Thirty-Six Million (36,000,000), of which (a) Thirty-Five Million (35,000,000) shall be shares of Common Stock, par value $.01 per share, and (b) One Million (1,000,000) shall be shares of preferred stock, par value $.01 per share"; and by the Certificate of Incorporation the shares of preferred stock are authorized to be issued by the Board of Directors from time to time in one or more series and the Board of Directors is expressly authorized to determine in the resolution providing for the issuance of any series of preferred stock, subject to the provisions of the Certificate of Incorporation, the designation, dividend rate, redemption provisions, rights on liquidation or dissolution, sinking fund provisions, conversion rights, voting power, and other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, of shares of such series not fixed and determined by the Certificate of Incorporation.

    SECOND: The Board of Directors of the Corporation pursuant to the authority so vested in it by the Certificate of Incorporation, and in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, as amended, at a meeting duly held, adopted the following resolution creating a series of Preferred Stock designated as "Series B 6.0% Cumulative Redeemable Convertible/Exchangeable Preferred Stock":

                   "A RESOLUTION OF THE BOARD OF DIRECTORS OF
                    U.S. FRANCHISE SYSTEMS, INC. CREATING A
                    SERIES OF PREFERRED STOCK DESIGNATED AS
                  "SERIES B CUMULATIVE REDEEMABLE CONVERTIBLE/
                         EXCHANGEABLE PREFERRED STOCK."

    Be It Resolved, that, pursuant to authority expressly granted to and vested in the Board of Directors of U.S. Franchise Systems, Inc., hereinafter called the "Corporation", by the provisions of the Certificate of Incorporation, the Board of Directors of the Corporation hereby creates a series of the preferred stock of the Corporation to consist initially of 18,200 shares, and hereby fixes the designations, dividend rate, redemption provisions, rights on liquidation or dissolution, conversion rights, voting powers, and other preferences and relative, participating, optional or other special rights, and the qualifications, limitation or restrictions thereof, of the shares of such series (in addition to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock of all series) as follows:

    Section 1.  DESIGNATION

    The series of the Corporation's Preferred Stock, par value $.01 per share, created by this resolution shall be designated as the "Series B 6.0% Cumulative Redeemable Convertible/Exchangeable Preferred Stock" and is hereinafter referred to in this resolution as the "Series B Preferred Stock". Capitalized terms used herein and not otherwise defined shall have the meanings set forth in
SECTION 14.

    Section 2.  DIVIDENDS.

    2.1. GENERAL OBLIGATION. When and as declared by the Corporation's board of directors and to the extent permitted under the General Corporation Law of the State of Delaware, the Corporation shall pay preferential dividends to the holders of Series B Preferred Stock as provided in this SECTION 2. Except as otherwise provided herein, dividends on each share of Series B Preferred Stock (a "SHARE") shall accrue at the rate of 6.0% per annum, compounded quarterly, of the Issue Price thereof, plus the amount of any accrued and unpaid dividends on such Share through the most recent Dividend Reference Date, from and including the date of issuance of such Share to and including the date on which the Liquidation Value of such Share is paid in cash or the date on which such Share is converted/exchanged into shares of Conversion Stock hereunder. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividend, distribution or payment may be made with respect to any Junior Securities. The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

    2.2. DIVIDEND REFERENCE DATES. All accrued dividends on outstanding Shares of Series B Preferred Stock shall be payable (whether or not declared) on March 31, June 30, September 30 and December 31 of each year (the "DIVIDEND REFERENCE DATES"), beginning on the first Dividend Reference Date (the "FIRST DIVIDEND REFERENCE DATE") following the first date of issuance of Series B Preferred Stock.

    2.3. PAYMENT OF DIVIDENDS IN KIND. At the option of the Corporation (exercisable by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors), dividends accrued from time to time on the Series B Preferred Stock at any time may be paid in the form of additional Shares of Series B Preferred Stock (including fractional Shares expressed as a decimal rounded to the nearest 1/1000 of a Share) having an initial Liquidation Value equal to the amount of the dividend so paid. The Corporation shall at all times reserve and keep available out of the authorized but unissued Shares of Series B Preferred Stock, solely for the purpose of issuance as dividends on Series B Preferred Stock, such maximum number of Shares of Series B Preferred Stock as may become issuable as dividends on Series B Preferred Stock.

    2.4. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to any Series B Preferred Stock, such payment shall be distributed ratably among the holders of Series B Preferred Stock based upon the number of Shares of Series B Preferred Stock held by each such holder.

    Section 3.  PARTICIPATING DIVIDENDS.

    If the Corporation declares or pays a dividend in cash on or in respect of the Conversion Stock out of annual after-tax earnings (determined in accordance with generally accepted accounting principles consistently applied) in any fiscal year (an "ORDINARY DIVIDEND") then the Corporation shall pay to the holders of Series B Preferred Stock at the time of payment thereof the Ordinary Dividends which would have been paid on the shares of Conversion Stock that would have been held by the holders of Series B Preferred Stock had such Series B Preferred Stock been converted/exchanged immediately prior to the date on which a record is taken for such Ordinary Dividend, or, if no record is taken, the date as of which the record holders of Conversion Stock entitled to such Ordinary Dividends are to be determined.

    Section 4.  LIQUIDATION.

    Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of Series B Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Shares of Series B Preferred Stock held by such holder, and the holders of Series B Preferred Stock shall not be entitled to any further payment. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Series B Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this SECTION 4.

    Section 5.  PRIORITY OF PREFERRED STOCK.

    So long as any Series B Preferred Stock remains outstanding, neither the Corporation or any Subsidiary shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation or any Subsidiary directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities, if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay in cash the full amount of dividends accrued on the Series B Preferred Stock or the Corporation has failed to make any redemption of the Series B Preferred Stock required hereunder; provided that the Corporation may purchase up to 8,666,666 shares of Common Stock on or promptly following the first date of issuance of Series B Preferred Stock with proceeds of sale of Series B Preferred Stock and Series A 8.5% Cumulative Redeemable Preferred Stock of the Corporation.

    Section 6.  REDEMPTIONS.

    6.1. SCHEDULED REDEMPTION. On the tenth Anniversary Date, the Corporation shall, out of funds legally available therefor, redeem all outstanding Shares of Series B Preferred Stock at a price per Share equal to the Liquidation Value thereof as of the Redemption Date.

    6.2. OPTIONAL REDEMPTION. In addition to the mandatory redemption otherwise required by this SECTION 6, the Corporation shall have the option to redeem all or any portion of the Shares of Series B Preferred Stock at any time and from time to time on or after the seventh Anniversary Date (upon the notice and otherwise in the manner set forth in this SECTION 6), exercisable by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors.

    6.3. REDEMPTION PAYMENT. For each Share which is to be redeemed, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in immediately available funds equal to the Liquidation Value of such Share as of the Redemption Date. If the funds of the Corporation legally available for redemption of Shares on the Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares ratably among the holders of the Shares to be redeemed based upon the aggregate Liquidation Value of such Shares held by each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds shall immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem but which it has not redeemed.

    6.4. NOTICE OF REDEMPTION. The Corporation shall mail written notice of each redemption of any Series B Preferred Stock to each record holder of Series B Preferred Stock not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation shall, subject to the rights arising out of any prior conversion/exchange, become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares shall be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Shares.

    6.5.  DETERMINATION OF THE NUMBER OF EACH HOLDER'S SHARES TO BE
REDEEMED. The number of Shares of Series B Preferred Stock to be redeemed from each holder thereof in redemptions hereunder shall be the number of Shares determined by multiplying the total number of Shares of Series B Preferred Stock to be redeemed times a fraction, the numerator of which shall be the total number of Shares of Series B Preferred Stock then held by such holder and the denominator of which shall be the total number of Shares of Series B Preferred Stock then outstanding.

    6.6. DIVIDENDS AFTER REDEMPTION DATE. From and after the Redemption Date (unless the Corporation shall default in the payment of the redemption price when due) dividends on Shares of Series B Preferred Stock called for redemption or otherwise required to be redeemed on such Redemption Date shall cease to accrue and such Shares shall no longer be deemed to be outstanding, and all rights (except the right to receive the redemption price thereof) of the holder thereof, as the holder of such Shares of Series B Preferred Stock, shall cease.

    6.7. REDEEMED OR OTHERWISE ACQUIRED SHARES. Any Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and shall have the status of authorized but unissued shares of Preferred Stock, undesignated as to series, and shall not be reissued, sold or transferred as Shares of Series B Preferred Stock.

    6.8. OTHER REDEMPTIONS OR ACQUISITIONS. Neither the Corporation nor any Subsidiary shall redeem or otherwise acquire any Series B Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro-rata to all holders of Series B Preferred Stock on the basis of the number of Shares of Series B Preferred Stock owned by each such holder.

    Section 7.  VOTING RIGHTS.

    7.1. GENERALLY. The holders of the Series B Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and the holders of the Series B Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class, with each Share of Series B Preferred Stock entitled to one vote per Share for each share (including for this purpose, fractional shares) of Conversion Stock issuable upon conversion/exchange of a Share of Series B Preferred Stock.

    7.2. OTHER VOTING RIGHTS. The Corporation shall not merge or consolidate with another entity or entities, sell all or substantially all of its assets or dissolve or liquidate without the prior approval of the holder or holders of at least a majority of the Series B Preferred Stock then outstanding voting together as a single class; provided that the Corporation may, without obtaining such approval, merge with any wholly-owned Subsidiary so long as (a) the Corporation is the surviving corporation, (b) the terms of the Series B Preferred Stock are not changed and (c) the Series B Preferred Stock is not exchanged for cash, securities or other property.

    7.3. ADDITIONAL CLASS VOTING RIGHTS. In addition to any other vote or consent required herein or by law, the vote or written consent of the holder or holders of a majority of the then outstanding Shares of Series B Preferred Stock shall be necessary for effecting or validating the following actions:

        (a) Any authorization or any designation, whether by reclassification or otherwise, of any new class or series of stock or any other securities convertible into equity securities of the Corporation (or any increase in the authorized or designated number of any such new class or series) ranking senior to or on a parity with the Series B Preferred Stock as to payment of dividends, distribution of assets upon liquidation, dissolution or winding-up (whether voluntary or involuntary), voting, redemption or otherwise; or

        (b) Any action that results in any amendment, alteration, or repeal (by merger or consolidation or otherwise) of any provisions of the Certificate of Incorporation or any certificate amendatory thereof so as to materially adversely affect any of the preferences, rights, powers or privileges of the Series B Preferred Stock.

    Section 8.  CONVERSION/EXCHANGE.

    8.1.  CONVERSION/EXCHANGE PRICE

        (a) The initial conversion/exchange price for the Series B Preferred Stock shall be $7.50 per Share (as adjusted as provided in SECTION 8.1(b), the "INITIAL CONVERSION PRICE").

        (b) On the 90th day after the first date of issuance of Series B Preferred Stock (the "RESET DATE"), the Initial Conversion Price shall be adjusted so that the Initial Conversion Price then and thereafter in effect shall be the lesser of (i) $7.50 and (ii) 130% of the Market Price as of the Reset Date; provided that the Initial Conversion Price, as so adjusted, shall not be less than $6.50.

        (c) The "Conversion Price" shall be, initially, the Initial Conversion Price and shall be adjusted from time to time as provided in this
    SECTION 8, giving effect on the Reset Date to any other adjustment to the Conversion Price provided in this SECTION 8 as a result of events on or prior to the Reset Date.

    8.2.  CONVERSION/EXCHANGE PROCEDURE.

        (a) Subject to the provisions for adjustment hereinafter set forth, any holder of Series B Preferred Stock may convert/exchange at any time and from time to time all or any portion of the Series B Preferred Stock (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by (i) multiplying (A) the number of Shares of Series B Preferred Stock to be converted/exchanged times (B) 1,000 times
    (C) the Initial Conversion Price and (ii) dividing the result by the Conversion Price then in effect without giving effect to any adjustment to the Conversion Price pursuant to SECTION 8.6.

        (b) Each conversion/exchange of Series B Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series B Preferred Stock to be converted/exchanged have been surrendered at the principal office of the Corporation, together with cash and/or Face Value of Series A Preferred Stock equal to (i) the number of shares of Conversion Stock issuable upon the conversion/exchange of the Series B Preferred Stock surrendered for conversion/exchange multiplied by the Conversion Price then in effect, MINUS
    (ii) the aggregate Liquidation Value of the Series B Preferred Stock surrendered for conversion/exchange determined as of the effective date of such conversion/exchange. At such time as such conversion/exchange has been effected, the rights of the holder of such Series B Preferred Stock as such holder shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion/exchange shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

        (c) As soon as possible after a conversion/exchange has been effected (but in any event within three business days in the case of subparagraph
    (i) below), the Corporation shall deliver to the converting/exchanging holder:

           (i) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion/exchange in such name or names and in such denomination or denominations as the converting/exchanging holder has specified;

           (ii) the amount payable under subparagraph (f) below with respect to such conversion/ exchange; and

          (iii) a certificate representing any Shares (including fractional Shares expressed as a decimal rounded to the nearest 1/1000) of Series B Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion/ exchange but which were not converted/exchanged.

        (d) The issuance of certificates for shares of Conversion Stock upon conversion/exchange of Series B Preferred Stock shall be made without charge to the holders of such Series B Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion/exchange and the related issuance of shares of Conversion Stock. Upon conversion/ exchange of each Share of Series B Preferred Stock, the Corporation shall take all such actions as are necessary in order to ensure that the Conversion Stock issuable with respect to such conversion/ exchange shall be validly issued, fully paid and nonassessable.

        (e) The Corporation shall not close its books against the transfer of Series B Preferred Stock or of Conversion Stock issued or issuable upon conversion/exchange of Series B Preferred Stock in any manner which interferes with the timely conversion/exchange of Series B Preferred Stock. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion/exchange of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

        (f) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph (f), be deliverable upon any conversion/exchange of the Series B Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion/exchange.

        (g) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion/exchange of the Series B Preferred Stock, such maximum number of shares of Conversion Stock issuable upon the conversion/exchange of all outstanding Series B Preferred Stock. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

    8.3. SUBDIVISION OR COMBINATION OF CONVERSION STOCK. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization, reclassification or otherwise) one or more classes of its outstanding shares of Conversion Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split, reclassification or otherwise) one or more classes of its outstanding shares of Conversion Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made pursuant to this
SECTION 8.3 shall become effective retroactively with respect to conversions/exchanges made subsequent to the record date in the case of a stock split or dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

    8.4.  REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR
SALE. Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to ensure that each of the holders of Series B Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore issuable upon the conversion/exchange of such holder's Shares of Series B Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted/exchanged its Shares of Series B Preferred Stock immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to ensure that the provisions of this
SECTION 8 and SECTIONS 9 and 10 hereof shall thereafter be applicable to the Series B Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Conversion Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Conversion Stock issuable upon conversion/exchange of Series B Preferred Stock, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

    8.5. CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of SECTIONS 8.3 and 8.4 but not expressly provided for by such provisions, then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series B Preferred Stock; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this SECTION 8 or decrease the number of shares of Conversion Stock issuable upon conversion/exchange of each Share of Series B Preferred Stock.

    8.6 SPECIAL ADJUSTMENTS. If the Corporation incurs Special Losses (as defined below) from time to time after June 2, 2000, and prior to the fifth Anniversary Date, then the Conversion Price shall be reduced on each date Special Losses are incurred by an amount equal to (a) the aggregate Special Losses, divided by the total number of issued and outstanding shares of Conversion Stock of the Corporation (on a fully diluted basis) as of the date of the adjustment, minus (b) the aggregate amount of all prior adjustments to the Conversion Price under this SECTION 8.6. For purposes of this SECTION 8.6, Special Losses means (i) the total amount of any and all losses incurred by the Corporation after June 2, 2000 and prior to the fifth Anniversary Date, as a result of payments, in the form of loans or otherwise, made or required to be made to Alpine Hospitality Ventures, LLC ("ALPINE") (and potentially any other Persons as may be required) by reason of the obligation of the Corporation in
Section 16 of that certain Supplements to Agreements dated April 28, 1998 (the "Alpine Agreement"), or the release of such obligation by Alpine or any claim by any Person in connection therewith, and all other associated out-of-pocket costs, losses, damages and expenses (including, without limitation, reasonable fees and expenses of attorneys) incurred by the Corporation and its Subsidiaries in connection therewith, provided that Special Losses shall not include payment of up to $2.5 million in the aggregate to Alpine Hospitality Holdings LLC or any of its Affiliates in connection with the termination of certain of the Company's management agreements and certain of the Company's obligations under the Alpine Agreement; and (ii) the total amount of any and all losses incurred by the Corporation after June 2, 2000, and prior to the fifth Anniversary Date by reason of any amounts paid by the Corporation in settlement of claims or satisfaction of judgments in connection with any stockholder or derivative litigation asserting a cause of action arising out of events or circumstances occurring or existing before June 2, 2000 and any out-of-pocket expenses incurred by the Corporation in the defense or settlement thereof, including, but not limited to, the fees and expenses of legal counsel and experts for the Corporation or its directors and officers, but only to the extent not paid or reimbursed to the Corporation from available insurance.

    8.7 MINIMUM ADJUSTMENT; ROUNDING. Notwithstanding anything herein to the contrary, no adjustment of the Conversion Price shall be made pursuant to this
SECTION 8 in an amount less than $.01 per Share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per Share or more. For the purpose of calculation of fractional Shares of Series B Preferred Stock resulting from the conversion/exchange of Series B Preferred Stock, fractional Shares shall be expressed as a decimal rounded to the nearest 1/1,000 of a Share.

    8.8.  NOTICES.

        (a) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series B Preferred Stock setting forth in reasonable detail the calculation of such adjustment.

        (b) The Corporation shall give written notice to all holders of Series B Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or takes a record (i) with respect to any dividend or distribution upon Conversion Stock, (ii) with respect to any pro rata subscription offer to holders of Conversion Stock or (iii) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

        (c) The Corporation shall also give written notice to the holders of Series B Preferred Stock at least 20 days prior to the date on which any Organic Change shall take place.

    Section 9.  LIQUIDATING DIVIDENDS.

    If the Corporation declares or pays a dividend upon the Conversion Stock or makes any other distribution (whether pursuant to a merger, consolidation, or otherwise) to holders of Conversion Stock as such (whether in cash, evidences of its indebtedness or assets), excepting Ordinary Dividends and dividends payable in shares of Conversion Stock (a "LIQUIDATING DIVIDEND"), then the Corporation shall pay or distribute to each holder of Series B Preferred Stock at the time of payment or distribution thereof the Liquidating Dividend that would have been paid or distributed to such holder if such holder had held the number of shares of Conversion Stock issuable upon conversion/exchange of such holder's Series B Preferred Stock immediately before the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Conversion Stock entitled to such dividends or distributions are to be determined.

    Section 10.  PURCHASE RIGHTS.

    If at any time the Corporation grants, issues or sells any options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Conversion Stock (the "PURCHASE RIGHTS"), then, in addition to the rights of the holders of Series B Preferred Stock under SECTION 8, each holder of Series B Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that such holder could have acquired if such holder had held the number of shares of Conversion Stock issuable upon conversion/exchange of such holder's Series B Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Conversion Stock are to be determined for the grant, issue or sale of such Purchase Rights.

    Section 11.  REGISTRATION OF TRANSFER.

    The Corporation shall keep at its principal office a register for the registration of Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Shares of Series B Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Shares of Series B Preferred Stock represented by the surrendered certificate.

    Section 12.  REPLACEMENT.

    Upon receipt of an affidavit of the registered holder or other evidence reasonably satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of Series B Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that the holder's own unsecured indemnity agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of Series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Shares of Series B Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

    Section 13. FINANCIAL STATEMENTS. The Corporation shall (a) file when due all of its reports, including, without limitation, annual and quarterly reports, required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and (b) if the Corporation is not subject to
Section 13 or 15(d) of the Exchange Act, the Corporation shall provide to the holder or holders of Shares of Series B Preferred Stock the financial statements that would be required to be included in the Corporation's annual and quarterly reports filed with the SEC if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, which shall be delivered or made available to the holder or holders of Shares of Series B Preferred Stock when the Corporation would be required to file periodic reports with the SEC under the Exchange Act if it were subject to Section 13 or 15(d) of the Exchange Act.

    Section 14.  DEFINITIONS.

    "ANNIVERSARY DATE" means each anniversary of the First Dividend Reference Date.

    "COMMON STOCK" means, collectively, the Corporation's Class A Common Stock, the Corporation's Class B Common Stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

    "CONVERSION STOCK" means shares of the Corporation's Class A Common Stock; provided that if there is a change such that the securities issuable upon conversion/exchange of the Series B Preferred Stock are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the

Series B Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "FACE VALUE OF SERIES A PREFERRED STOCK" as of any particular date means the liquidation preference as of such date of the Series A 8.5% Cumulative Redeemable Preferred Stock of the Corporation.

    "INDEPENDENT DIRECTORS" means, so long as Section 12 of the Certificate of Incorporation is in effect, the directors of the Corporation who are serving as Independent Directors (as defined in the Certificate of Incorporation); and after Section 12 of the Certificate of Incorporation ceases to be effective, Independent Directors means directors of the Corporation who are not a director, officer, employee, agent, independent contractor or other representative of a record or beneficial owner of Series B Preferred Stock or any Affiliate of such owner.

    "ISSUE PRICE" of any Share means $1,000.00.

    "JUNIOR SECURITIES" means any of the Corporation's equity securities other than the Series A 8.5% Cumulative Redeemable Preferred Stock and Series B Preferred Stock.

    "LIQUIDATION VALUE" of any Share as of any particular date shall be equal to the Issue Price plus all accrued but unpaid dividends through the date of determination of Liquidation Value.

    "MARKET PRICE" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ Stock Market as of 4:00 p.m., New York time, or, if on any day such security is not quoted in the NASDAQ Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ Stock Market or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of a majority of the Series B Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Series B Preferred Stock. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

    "ORGANIC CHANGE" means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) Stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change".

    "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

    "REDEMPTION DATE" as to any Share means the date specified in the notice of any redemption given or required to be given by the Corporation; provided that no such date shall be a Redemption Date unless the Liquidation Value of such Share is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

    "SEC" means the Securities and Exchange Commission.

    "SUBSIDIARY" means any Person of which the Corporation owns, directly or through one or more intermediaries, more than 50% of the outstanding capital stock (or other ownership interests) possessing the voting power (under ordinary circumstances) in electing the board of directors (or other governing body).

    Section 15.  AMENDMENT AND WAIVER.

    No amendment, modification or waiver shall be binding or effective with respect to any provision hereof without the (a) prior written consent of the holder or holders of a majority of the Series B Preferred Stock outstanding at the time such action is taken and (b) approval by resolution of the Board of Directors acting with affirmative votes of a majority of Independent Directors. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the (a) prior written consent of the holder or holders of a majority of the Series B Preferred Stock then outstanding and (b) approval by resolution of the Board of Directors acting with affirmative votes of a majority of Independent Directors.

    Section 16.  NOTICES.

    Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (a) to the Corporation, at its principal executive offices and
(b) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

    THIRD: The Series B Preferred Stock shall initially consist of 18,200 shares, which number of shares may be increased or decreased (but not below the number then outstanding plus the maximum number of additional shares required to be reserved for issuance as dividends on the Series B Preferred Stock) from time to time by the Board of Directors of the Corporation.

    RESOLVED, FURTHER, that the appropriate officers of the Corporation are hereby authorized and directed to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, all in accordance with the requirements of Section 151(g) of Title 8 of the Delaware Code of 1953, as amended.

    IN WITNESS WHEREOF, this Certificate has been made under the seal of U.S. Franchise Systems, Inc., and has been signed by the undersigned ______________, President, and _______ _______, Secretary, this ______ day of ____________ 2000.

                                          --------------------------------------
                                                                       PRESIDENT

[SEAL]

---------------------------------------------
SECRETARY

                                                                      APPENDIX E

                               ARONSON AGREEMENT

    This Agreement is made as of June 2, 2000, between Meridian Associates, L.P., an Illinois limited partnership ("MERIDIAN"), and Neal K. Aronson (the "STOCKHOLDER").

                                    RECITALS

    SDI, Inc., a Nevada corporation, HSA Properties, Inc. a Delaware corporation, and Meridian, have entered into a Recapitalization Agreement dated as of June 2, 2000 (the "RECAPITALIZATION AGREEMENT"), with U.S. Franchise Systems, Inc., a Delaware corporation (the "COMPANY"), contemplating, among other things, an investment by the Investors in new Preferred Stock of the Company and an offer by the Company to purchase shares of its Common Stock. The Stockholder is the record and beneficial owner of 2,099,318 Shares of Common Stock of the Company (the "STOCKHOLDER SHARES"). The Investor Group has requested that the Stockholder enter into this Agreement simultaneously with the execution and delivery of the Recapitalization Agreement.

                                   AGREEMENT

    For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    Section 1. DEFINED TERMS. Capitalized words used in this Agreement as defined terms shall have the meanings given to them in the Recapitalization Agreement, unless otherwise defined herein.

    Section 2. TERMINATION. Notwithstanding any of the provisions herein, the Stockholder's obligations stated in this Agreement shall cease to be effective if (a) the Offer shall have expired in accordance with its terms without the acceptance for purchase of at least 3,000,000 Shares pursuant thereto, (b) the Offer shall have been terminated or withdrawn for any reason (other than a breach by the Stockholder of any of his obligations to the Company and/or the Investor Group), (c) the Recapitalization Agreement is earlier terminated for any reason (other than a breach by the Stockholder of any of his obligations to the Company and/or the Investor Group) in accordance with SECTION 8.4 thereof or otherwise, (d) the Offer shall have been amended or otherwise modified in any material respect (other than the extension of time for tenders of Shares), including, without limitation, to reduce the number of Shares which the Company is offering to purchase or the price at which the Company will purchase Shares pursuant thereto, or (e) the Restricted Stock shall not have fully vested (and no longer be subject to forfeiture) immediately before the Closing Date (but subject to the Closing).

    Section 3. AGREEMENT REGARDING TENDER OFFER. The Stockholder shall, prior to the expiration date of the Offer, duly tender all of his Stockholder Shares to the Company for purchase pursuant to the Offer and shall not withdraw such Stockholder Shares.

    Section 4. VOTING SHARES. At any meeting of stockholders of the Company called for this purpose, the Stockholder shall vote his Stockholder Shares and any other shares of Common Stock of the Company as to which the Stockholder has the power to vote, in person or by proxy, in favor of any resolution authorizing, in accordance with the Recapitalization Agreement, the issuance of the Preferred Stock and the Class A Common Stock issuable upon conversion of the B Preferred, the Charter Amendments, and any other action necessary or advisable in order to consummate the transactions contemplated by the Recapitalization Agreement.

    Section 5. AGREEMENT TO CONVERT. If the Offer is consummated in accordance with its terms and the Company purchases any Shares but does not purchase all of the Stockholder's Shares, the Stockholder will take all actions required to exercise his right to convert his Shares that represent Class B Common Stock into Shares that represent Class A Common Stock, effective on or before the first Business Day after the Closing Date.

    Section 6.  TERMINATION OF OTHER AGREEMENTS.

        (a) The Stockholder shall take such actions and execute and deliver such instruments as Meridian may deem reasonably necessary and appropriate to terminate the Registration Rights Agreement among the Company, Alpine Hospitality Equities LLC, Leven and Aronson dated April 28, 1998 (the "Alpine Registration Rights Agreement") and the Registration and Tag-Along Rights Agreement among Sextant Trading LLC, Lubert-Adler Real Estate Opportunity Fund, L.P., Lubert-Adler Real Estate Opportunity Fund II, L.P., Lubert-Adler Capital Real Estate Opportunity Fund, L.P., the Company, Leven and Aronson dated March, 1998 (the "Sextant/Lubert-Adler Agreement") and/or the Stockholder's rights under those agreements, effective as of the Closing Date.

        (b) The Stockholder shall execute and deliver a Special Durable Power of Attorney as of the date hereof (the "POWER OF ATTORNEY"), pursuant to which Power of Attorney the Stockholder shall irrevocably appoint Michael A. Leven as his true lawful attorney-in-fact to execute and deliver in the name and on behalf of the Stockholder (i) the documents required to be executed and delivered in order to terminate the Alpine Registration Rights Agreement and for the rights of the Stockholder thereunder, (ii) the documents required to be executed and delivered in order to terminate the Sextant/Lubert-Adler Agreement and for the rights of the Stockholder thereunder and (iii) any other documents required to be executed in connection with the matters described in the preceding clauses (i) and (ii).

    Section 7. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against Meridian or the Stockholder unless such modification, amendment or waiver is approved in writing signed by the party to be bound. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

    Section 8. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

    Section 9. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document together with the agreements dated the date hereof to which the Stockholder is a party relating to the transactions contemplated by the Recapitalization Agreement shall serve as the entire agreement of the parties hereto concerning the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

    Section 10. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Meridian and the Stockholder and any subsequent holders of the Shares and the respective successors and assigns of each of them.

    Section 11. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

    Section 12. REMEDIES. Each of the parties hereto shall be entitled to enforce its or his rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its or his favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its or his sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

    Section 13. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class certified mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to any other recipient at the address indicated on the signature pages hereof, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, when received if sent by U.S. mail and one day after deposit with a reputable overnight courier service.

    Section 14. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

    Section 15. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                            SIGNATURE PAGE FOLLOWS.]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                          MERIDIAN ASSOCIATES, L.P.

                                          By: Meridian Investments Inc.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Name: H.S. Handelsman
                                               ---------------------------------

                                          Its: Vice President
                                             -----------------------------------

                                          200 West Madison, Suite 3800
                                          Chicago, Illinois 60606
                                          Attention: Harold S. Handlesman

                                          /s/ Neal Aronson
                                          --------------------------------------
                                          NEAL ARONSON

                                                                      APPENDIX F

                                LEVEN AGREEMENT

    This Agreement is made as of June 2, 2000, between Meridian Associates, L.P., an Illinois limited partnership ("MERIDIAN"), and Michael A. Leven and Andrea Leven (the "STOCKHOLDERS").

                                    RECITALS

    SDI, Inc., a Nevada corporation, HSA Properties, Inc., a Delaware corporation and Meridian have entered into a Recapitalization Agreement dated as of the date hereof with US Franchise Systems, Inc., a Delaware corporation (the "COMPANY"), contemplating, among other things, an investment by the Investors in new Preferred Stock of the Company and an offer by the Company to purchase shares of its Common Stock. The Stockholders are the record and beneficial owners of an aggregate of 1,555,303 Shares of Common Stock of the Company (the "SHARES"). The Investor Group has requested that the Stockholders enter into this Agreement simultaneously with the execution and delivery of the Recapitalization Agreement.

                                   AGREEMENT

    For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    Section 1. DEFINED TERMS. Capitalized words used in this Agreement as defined terms shall have the meanings given to them in the Recapitalization Agreement, unless otherwise defined herein.

    Section 2.  STANDSTILL.

        (a) The Stockholders agree, solely in their capacity as stockholders of the Company, that for a period of 90 days subject to SECTION 4, the Stockholders shall not sell or otherwise dispose of or exchange the Shares for another class of securities except pursuant to a Superior Proposal, solicit or enter into discussions with anyone else regarding an offer to purchase or acquire their Shares (or enter into any agreement in advance to sell or exchange their Shares if such an offer is made), or vote their Shares in favor of a merger, consolidation, asset sale or similar transaction relating to the Company, or provide information or take any other action or make any statement that would reasonably be expected to adversely affect the transactions contemplated by the Recapitalization Agreement. The Stockholders will promptly advise Meridian of any proposals or discussions known to the Stockholders regarding any Acquisition Proposal or any attempt to acquire any of their Shares.

        (b) It is understood and agreed that the undertaking of the Stockholders in SECTION 2(a) applies to the Stockholders solely in their capacity as stockholders of the Company and shall not apply to actions, judgments, or decisions of Mr. Leven in his capacity as a director or officer of the Company as may be necessary to discharge his fiduciary duties as a director of the Company.

    Section 3.  VOTING OF SHARES.

    At any meeting of stockholders of the Company called for this purpose, the Stockholders shall vote their Shares and any other shares of Common Stock of the Company as to which the Stockholders or either of them have the power to vote, in person or by proxy, in favor of any resolution authorizing the issuance of the Preferred Stock and the Class A Common Stock issuable upon conversion of the B Preferred, the Charter Amendments, and any other matter necessary or advisable in order to consummate the transactions contemplated by the Recapitalization Agreement.

    Section 4.  TERMINATION

    The undertakings of the Stockholders in SECTION 2(a) AND SECTION 3 shall terminate if: (a) the Company's financial adviser advises the board of directors of the Company or its special committee that it will be unable to render an opinion, within five days after the date hereof and prior to the Offer, to the effect that the transactions contemplated by the Recapitalization Agreement are fair to stockholders of the Company from a financial point of view, unless the failure to do so results from the failure of the financial adviser to act in good faith; or (b) the Offer is terminated or withdrawn pursuant to
SECTION 5.3(c) of the Recapitalization Agreement or the Recapitalization Agreement is earlier terminated in accordance with SECTION 8.4 thereof.

    Section 5.  AGREEMENT REGARDING TENDER OFFER

    The Stockholders shall not tender for purchase pursuant to the Offer more of their Shares than will result in more than fifty percent (50%) of their Shares being acquired by the Company pursuant to the Offer. If Shares tendered by the Stockholders are subject to prorationing in the Offer, the Stockholders will request that the Company purchase the Stockholders' Class A Common Stock before purchasing any Class B Common Stock.

    Section 6. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against Meridian or the Stockholders unless such modification, amendment or waiver is approved in writing signed by the party to be bound. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

    Section 7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

    Section 8. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document, together with all other agreements to be executed and delivered by Mr. Leven in connection with the transactions contemplated by the Recapitalization Agreement, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

    Section 9. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Meridian and the Stockholders and any subsequent holders of the Shares and the respective successors and assigns of each of them, except that this Agreement may not be assigned without the prior written consent of the Company, which is an intended third party beneficiary of this provision.

    Section 10. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

    Section 11. REMEDIES. Meridian shall be entitled to enforce its rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that Meridian may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

    Section 12. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to any other recipient at the address indicated on the signature pages hereof, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

    Section 13. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

    Section 14. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                            SIGNATURE PAGE FOLLOWS.]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                          MERIDIAN ASSOCIATES, L.P.

                                          By: Meridian Investments, Inc.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Name: H.S. Handelsman
--------------------------------------------------------------------------------

                                          Its: Vice President
                                             -----------------------------------

                                          220 West Madison, Suite 3800
                                          Chicago, Illinois 60606
                                          Attention: Harold S. Handlesman

                                          /s/ Michael A. Leven
                                          --------------------------------------
                                          Michael A. Leven

                                          --------------------------------------
                                          ANDREA E. LEVEN

                                                                      APPENDIX G

                                    FORM OF
                             STOCKHOLDERS AGREEMENT

    THIS STOCKHOLDERS AGREEMENT (the "AGREEMENT") is made as of June   , 2000,
by and among Meridian Associates, L.P., an Illinois limited partnership ("MERIDIAN"), SDI, Inc., a Nevada corporation ("SDI, INC" together with its permitted assignees, collectively, the "INVESTORS"), HSA Properties, Inc., a Delaware corporation ("HSA PROPERTIES", together with the Investors and Meridian, collectively, the "INVESTOR GROUP"), and Michael A. Leven, Andrea Leven, Jonathan Leven, Robert Leven, and Adam Leven (collectively, the "LEVEN STOCKHOLDERS"), and Steven Romaniello (the "ROMANIELLO"). The Investor Group, the Leven Stockholders and Romaniello are collectively referred to as the "STOCKHOLDERS" and individually as a "STOCKHOLDER."

                                    RECITALS

    The Leven Stockholders are holders of Common Stock of U.S. Franchise Systems, Inc., a Delaware corporation (the "COMPANY"). Romaniello is or may become a holder of Common Stock of the Company. Meridian is a holder of Common Stock of the Company, and the Investors have agreed to purchase shares of the Company's Series A 8.5% Cumulative Redeemable Preferred Stock and Series B 6.0% Cumulative Redeemable Convertible/Exchangeable Preferred Stock on the terms and subject to the conditions of a Recapitalization Agreement among the Investor
Group and the Company dated as of June   , 2000 (the "RECAPITALIZATION
AGREEMENT").

    The Company and some of the Stockholders are parties to a Stockholders' Agreement dated March 12, 1998 as amended March 10, 1999 (the "HSA STOCKHOLDERS AGREEMENT"), providing, among other things, for restrictions on transfers of Common Stock held by them. By separate agreement, the parties to the HSA Stockholders Agreement have agreed to terminate the HSA Stockholders Agreement effective on the Closing Date under the Recapitalization Agreement (the "EFFECTIVE DATE").

    The Stockholders desire to enter into this Agreement for the purposes, among others, of (i)assuring continuity in the management and ownership of the Company, and (ii)limiting the manner and terms by which the Stockholders' Preferred Stock and Common Stock may be transferred.

                                   AGREEMENT

    For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

    1. DEFINED TERMS. Capitalized terms used herein as defined terms and not otherwise defined shall have them meanings given to them below:

    "AFFILIATE" with respect to any Person, means any other Person, entity or investment fund controlling, controlled by or under common control with such Person and any partner of such Person which is a partnership. "AFFILIATE" with respect to the Investor Group, means, in addition to the foregoing, any and all of the lineal descendants of Nicholas J. Pritzker, deceased, any and all trusts for their benefit or for the benefit of any of their spouses, and any Person owned or controlled by such lineal descendants or trusts.

    "BROKERS TRANSACTION" has the meaning provided in Section 4(4) of the Securities Act of 1933.

    "CERTIFICATE OF INCORPORATION" means the certificate of incorporation of the Company, as amended, supplemented or restated from time to time.

    "COMMON STOCK"means the Common Stock of the Company, $.01 par value.

    "CURRENT MARKET PRICE" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ Stock Market as of 4:00 p.m., New York time, or, if on any day such security is not quoted in the NASDAQ Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, on the day as of which "CURRENT MARKET PRICE" is being determined.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "FAMILY GROUP" with respect to any person, means such person's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such person and/or the person's spouse and/or descendants.

    "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock and Underlying Common Stock on a fully-diluted basis (a "5% OWNER"), who is not an Affiliate with any such 5% Owner and who is not in the Family Group of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

    "ORIGINAL SHARES" with respect to any Person or group means the Shares held by such Person or group as of the Effective Date and Shares acquired after the Effective Date pursuant to the exercise of options or conversion/exchange rights.

    "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

    "PREFERRED STOCK" shall mean the Series B 6.0% Cumulative Redeemable Convertible/Exchangeable Preferred Stock of the Company acquired by the Investor Group pursuant to the Recapitalization Agreement.

    "SHARES" means (i) any Common Stock held, purchased or otherwise acquired by any Stockholder, (ii) any Preferred Stock purchased or otherwise acquired by any Stockholder, (iii)any warrants purchased or otherwise acquired by any Stockholder, (iv)any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause(i) above or the Preferred Stock referred to in clause (ii) above (including the Underlying Common Stock) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and
(v)any other shares of any class or series of capital stock of the Company held by a Stockholder.

    "UNDERLYING COMMON STOCK" shall mean (i) the Common Stock issued or issuable upon conversion of the Preferred Stock and (ii) any equity securities issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Any person who holds Preferred Stock will be deemed to be the holder of the Underlying Common Stock obtainable upon conversation of such Preferred Stock and regardless of any restriction on the exercise of the conversion of such Preferred Stock for purposes of this Agreement.

    2. RESTRICTIONS ON TRANSFER OF SHARES.

        (a) TRANSFER OF SHARES. From and after the Effective Date, no Stockholder shall sell, transfer, assign, pledge or otherwise dispose (whether voluntarily or involuntarily, by operation of law or otherwise a "TRANSFER") of any interest in any Shares, whether now owned or hereafter acquired, in violation of the provisions of this Agreement. Each Stockholder agrees not to consummate any Transfer subject to this Agreement until 20 days after the later of the delivery to the other Stockholders of such Stockholder's Offer Notice or Sale Notice (if required by this Agreement), unless the parties to the Transfer have been finally determined pursuant to this SECTION 2 prior to the expiration of such 20 day period (the "ELECTION PERIOD").

        (b) FIRST OFFER RIGHT. At least 20 days prior to making any Transfer of any Shares, other than a Transfer of Shares held by the Investor Group, the Stockholder intending to make such transfer (the "TRANSFERRING STOCKHOLDER") shall deliver a written notice (the "OFFER NOTICE") to the other Stockholders (the "OTHER STOCKHOLDERS"). The Offer Notice shall disclose in reasonable detail the proposed number of Shares to be transferred, the identity of the proposed transferee, and the proposed terms and conditions of the Transfer and shall be accompanied by a bona fide offer to purchase such Shares on such terms and conditions from an Independent Third Party or other Person not an Affiliate of the Transferring Stockholder. Each Other Stockholder may elect to purchase all (but not less than all) of its, his or her Pro Rata Share (as defined below) of the Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Stockholder as soon as practical but in any event within 10 days after delivery of the Offer Notice. Any Shares not elected to be purchased by the end of such 10 day period shall be reoffered for the 10 day period prior to the expiration of the Election Period by the Transferring Stockholder on a pro rata basis to the Other Stockholders who have elected to purchase their Pro Rata Share. If any Other Stockholders have elected to purchase Shares from the Transferring Stockholder, the transfer of such Shares shall be consummated as soon as practical after the delivery of the election notices, but in any event within 10 days after the expiration of the Election Period. To the extent that the Other Stockholders have not elected to purchase all of the Shares being offered, the Transferring Stockholder may, within 30 days after the expiration of the Election Period, transfer such Shares to the proposed transferee named in the Offer Notice for the price per Share specified in the Offer Notice and on the other terms and conditions stated in the Offer Notice. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction. Each Stockholder's "PRO RATA SHARE" shall be based upon such Stockholder's proportionate ownership of all Shares on a fully-diluted basis.

        (c) PERMITTED TRANSFERS.  The restrictions and rights contained in this
    SECTION 2 shall not apply with respect to any Transfer of Shares:

           (i) by a Leven Stockholder or Romaniello pursuant to applicable laws of descent and distribution or among such Stockholder's Family Group; provided, however, that the restrictions contained in this SECTION 2 shall continue to be applicable to the Shares after any such Transfer; and provided, further, that the transferees of such Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Shares so transferred;

           (ii) by Michael and/or Andrea Leven in Brokers Transactions, after notice to the Investor Group, at any time and from time to time after the second anniversary of the Effective Date; provided that Michael and/or Andrea Leven shall not be permitted to Transfer, in the aggregate, more than one-third of their Original Shares before the third anniversary of the Effective Date or more than two-thirds of their Original Shares before the fourth anniversary of the Effective Date;

           (iii) by a Leven Stockholder (other than Michael and Andrea Leven) in Brokers Transactions at any time and from time to time after notice to the Investor Group;

           (iv) by Romaniello in Brokers Transactions, after notice to the Investor Group, at any time and from time to time after the fourth anniversary of the Effective Date; provided that Romaniello shall not be permitted to Transfer, in the aggregate, more than one-third of his Original Shares before the fifth anniversary of the Effective Date or more than two-thirds of his Original Shares before the sixth anniversary of the Effective Date; and

           (v) by any Stockholder to the Company.

    3. TAG-ALONG RIGHTS. In the event that the Investor Group proposes to Transfer, in one or a series of related transactions, more than 20% of their Original Shares to an Independent Third Party and not involving a "BROKERS TRANSACTION" within the meaning of Rule 144 under the Securities Act of 1933, they shall deliver a written notice (the "SALE NOTICE") to the Other Stockholders, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Other Stockholders may elect to participate in the contemplated Transfer with respect to any Shares they then hold by delivering written notice to the Investor Group within 10 days after delivery of the Sale Notice. If any Other Stockholders have elected to participate in such Transfer, the Investor Group and such Other Stockholders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Shares equal to the product of (a)the quotient determined by dividing the percentage of Shares owned by such person by the aggregate percentage of Shares owned by Investor Group and the Other Stockholders participating in such sale and (b)the number of Shares to be sold in the contemplated Transfer. The Investor Group shall use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Stockholders in the contemplated Transfer, and the Investor Group shall not transfer any of their Shares to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the Other Stockholders. If any portion of the Preferred Stock is included in any Transfer of Shares under this SECTION 3, the Transfer of such Preferred Stock shall be treated as a transfer of the Underlying Common Stock, and the purchase price for each share of Preferred Stock shall be equal to the full purchase price determined hereunder for the underlying Common Stock issuable upon conversion of the Preferred Stock to be transferred less any price payable by the holder of the Preferred Stock in connection with such conversion/exchange.

    4. CO-SALE RIGHTS. In the event that the Investor Group proposes to Transfer more than 50% of their Shares to an Independent Third Party, they may deliver a written notice (the "CO-SALE NOTICE") to the Other Stockholders, not less than 10 days prior to the date of such Transfer, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer and directing that the Stockholders shall participate in such proposed Transfer. If the Investor Group gives the Co-Sale Notice, each Stockholder shall participate in such Transfer and sell, at the same price and on the same terms, a number of Shares equal to the product of
(a) the quotient determined by dividing the number of Shares owned by each Stockholder by the aggregate number of Shares owned by all Stockholders and
(b) the number of Shares to be acquired by the proposed transferee. If any portion of the Preferred Stock is included in any Transfer of Shares under this
SECTION 4, the Transfer of such Preferred Stock shall be treated as a transfer of the Underlying Common Stock, and the purchase price for each share of Preferred Stock shall be equal to the full purchase price determined hereunder for the underlying Common Stock issuable upon conversion of the Preferred Stock to be transferred less any price payable by the holder of the Preferred Stock in connection with such conversion/exchange.

    5. PLEDGE OF SHARES. From and after the Effective Date, no Shares may be pledged without the prior written consent of the Investor Group which consent may be withheld in their sole discretion.

    6. TERMINATION OF RESTRICTIONS.  The restrictions and rights set forth in
SECTION 2 shall continue with respect to each Share until the earlier of
(a) the date on which such Share has been transferred pursuant to SECTION 2 (other than SECTION 2(C)) or (B) the seventh anniversary of the Effective Date. The restrictions and rights set forth in SECTION 2 shall terminate with respect to the Shares held by the Leven Stockholders upon the termination of Michael Leven's employment with the Company by reason of his death or disability or under circumstances constituting termination by the Company without "cause" (as defined in the applicable employment agreement) or termination by Mr. Leven for "good reason" (as defined in the applicable employment agreement). The restrictions and rights set forth in SECTION 2 shall terminate with respect to the Shares held by Romaniello upon the termination of Romaniello's employment with the Company by reason of his death or disability or under circumstances constituting termination by the Company without "cause" (as defined in the applicable employment agreement) or termination by Romaniello for "good reason" (as defined in the applicable employment agreement). The restrictions and rights set forth in SECTIONS 3, 4, and 5 shall terminate on the earlier of (i) the seventh anniversary of the Effective Date and (ii) the date upon which the Investor Group no longer holds 50% of their Original Shares.

    7. ELECTION OF DIRECTORS.

        (a) VOTING FOR DIRECTORS. On or as promptly as practicable after the Effective Date, each of the Stockholders shall take all such lawful action, including affirmatively voting the Shares owned by such Stockholder, as necessary to cause the Company's Board of Directors to consist of eleven persons and as necessary to remove incumbent directors so as to enable the election of new directors as contemplated by this SECTION 7(A). Subject to the provisions of SECTION 7(B) hereof, each of the Stockholders shall vote all of the Shares owned or controlled by such Stockholder (i) at each annual or special meeting of the Company's stockholders called for the purpose of electing directors or (ii) by written consent (in lieu of a meeting) of the Company's stockholders for the purpose of electing directors, in favor of the following:

           (A) the election to the Board of Directors of the six nominees designated from time to time by the Investor Group, two of whom shall be persons who are not directors, officers, employees, agents, or other representatives of the Investor Group or any Affiliate of the Investor Group; and

           (B) election to the Board of Directors of Michael A. Leven as long as Michael A. Leven is employed by the Company and thereafter as long as he and his Family Group and his Affiliates, collectively, hold Shares or options to acquire Shares representing in excess of 3% of the voting power represented by the Common Stock of the Company outstanding, calculated on a fully diluted basis;

           (C) election to the Board of Directors of Romaniello as long as Romaniello is employed by the Company; and

           (D) election to the Board of Directors of at least three persons who are designated or otherwise nominated in accordance with SECTION 12.1 of the Certificate of Incorporation.

        (b) REMOVAL; VACANCIES. Any director who is elected to the Board of Directors of the Company pursuant to a designation under cfiSection
    7(a) hereof (other than clause (D) of SECTION 7(A)) may be removed from the Board of Directors with or without cause upon the request of the Stockholder who designated such director and the Stockholder shall promptly take all such lawful action as necessary to call or convene a special meeting of the Company's stockholders as soon as reasonably practical and to affirmatively vote their Shares at such meeting, or to execute a written consent of stockholders in lieu of a meeting to give effect to such requested removal. In the event that a director so elected resigns, is removed from office, or otherwise ceases to serve on the Board of Directors of the Company, for any reason, the vacancy shall be filled with an individual designated in accordance with SECTION 7(A) hereof by the Stockholder who originally designated such director (in the case of directors designated under clauses
    (A), (B) or (C) of SECTION 7(A)) and by the remaining directors (in the case of directors designated under clause (D) of SECTION 7(A)), and the Stockholders shall promptly take all such lawful action as necessary to call or convene a special meeting of the Company's stockholders as soon as reasonably practical and to affirmatively vote their Shares at such meeting, or to execute a written consent of stockholders in lieu of a meeting, to elect such individual to the Board of Directors.

    8. LEGEND. Each certificate evidencing Shares and each certificate issued in exchange for or upon the transfer of any Shares (if such shares remain subject to this Agreement after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

           "The securities represented by this certificate are
           subject to a Stockholders Agreement dated as of June   ,
           2000, among U.S. Franchise Systems, Inc. and certain of its stockholders. A copy of such Stockholders Agreement is on file at the principal offices of the Corporation."

    The Company shall imprint such legend on certificates evidencing Shares outstanding as of the Effective Date. The legend set forth above shall be removed from the certificates evidencing any Shares that are no longer subject to this Agreement by reason of a Transfer permitted by SECTION 2 hereof.

    9. TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Shares in violation of any provision of this Agreement shall be void, and the Company shall not be required to record such Transfer on its books or treat any purported transferee of such Shares as the owner of such shares for any purpose.

    10. AMENDMENT AND WAIVER. Except as otherwise provided herein, any provision of this Agreement may be amended, modified, or waived if such modification, amendment or waiver is approved in writing by the holders of at least 90% of the Shares and Underlying Common Stock; provided that no such covenant shall materially and adversely affect the right of any Stockholder who did not consent thereto. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

    11. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

    12. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

    13. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Stockholders and any subsequent holders of Shares and the respective successors and assigns of each of them, so long as they hold Shares.

    14. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

    15. REMEDIES. The Stockholders shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder may in his, her or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

    16. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to any other recipient at the address indicated on the Schedules hereto and to any subsequent holder of Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

    17. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

    18. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

INVESTOR GROUP:                             MERIDIAN ASSOCIATES, L.P.

                                            By: Meridian Investments, Inc.
Its General Partner
                                            By:
                                                   -----------------------------------------

                                            Name:
                                                   -----------------------------------------

                                            Its:
                                                   -----------------------------------------

                                            SDI, INC.

                                            By:
                                                   -----------------------------------------

                                            Name:
                                                   -----------------------------------------

                                            Its:
                                                   -----------------------------------------

                                            HSA PROPERTIES INC.

                                            By:
                                                   -----------------------------------------

                                            Name:
                                                   -----------------------------------------

                                            Its:
                                                   -----------------------------------------

                                            200 West Madison, Suite 3800
                                            Chicago, Illinois 60606
                                            Attention: Harold S. Handelsman
LEVEN STOCKHOLDERS:

                                            -----------------------------------------------
                                            Michael A. Leven

                                            -----------------------------------------------
                                            Andrea E. Leven

                                            -----------------------------------------------
                                            Jonathan Leven

                                            -----------------------------------------------
                                            Robert Leven

                                            -----------------------------------------------
                                            Adam Leven
ROMANIELLO:

                                            -----------------------------------------------
                                            Steven Romaniello

                                                                      APPENDIX H

                         REGISTRATION RIGHTS AGREEMENT

    THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of June 2, 2000, by and among U.S. FRANCHISE SYSTEMS, INC., a Delaware corporation (the "CORPORATION"), SDI INC., a Nevada corporation ("SDI", together with its permitted assignees, collectively, the "INVESTORS"), MERIDIAN ASSOCIATES, L.P., an Illinois limited partnership ("MERIDIAN"), HSA PROPERTIES, INC., a Delaware corporation ("HSA PROPERTIES", and together with Meridian and the Investors, collectively, the "SECURITYHOLDERS"), and NEAL K. ARONSON ("ARONSON").

                                    RECITALS

    A. Currently, (i) Aronson beneficially owns shares of Common Stock of the Corporation ("ARONSON SHARES"), and (ii) HSA Properties and Meridian own shares of Class A Common Stock of the Corporation (the "HSA/MERIDIAN SHARES").

    B.  The Investors have agreed to purchase shares of the Corporation's
Series A 8.5% Cumulative Redeemable Preferred Stock and Series B 6.0% Cumulative Redeemable Convertible/Exchangeable Preferred Stock (collectively, the "INVESTOR SHARES", together with the HSA/Meridian Shares, collectively, the "SECURITYHOLDER SHARES") pursuant to that certain Recapitalization Agreement of even date herewith among the Corporation and the Securityholders (the "RECAPITALIZATION AGREEMENT").

    C.  The Corporation deems it desirable to grant registration rights to
(i) Aronson in connection with the Aronson Shares, and (ii) HSA Properties and Meridian in connection with the HSA/Meridian Shares.

    D. The Corporation deems it desirable to enter into this Agreement in order to induce the Investors to purchase the Investor Shares pursuant to the Recapitalization Agreement.

                                   AGREEMENTS

    In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1.  DEFINITIONS.  As used in this Agreement.

    "Commission" means the Securities and Exchange Commission.

    "Common Stock" means shares of the Corporation's Class A and Class B Common Stock, each with par value $.01.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "IPO" means the Corporation's first underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Commission.

    "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

    "Registrable Shares" means at any time (i) any shares of Common Stock then outstanding which were issued upon conversion of the Investor Shares; (ii) any shares of Common Stock then issuable upon conversion of the outstanding Investor Shares; (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in (i) and (ii); (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i) and (ii); (v) the Aronson Shares, and (vi) the HSA/Meridian Shares.

    "Securities Act" means the Securities Act of 1933, as amended.

    2.  DEMAND REGISTRATION.

    2.1  REQUESTS FOR REGISTRATION.

    (i) Subject to the terms of this Agreement, the holders of more than 50% of the then outstanding Securityholder Shares may, at any time, request registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long-form registration or, if available, on Form S-2 or S-3 or any similar short-form registration (a "DEMAND REGISTRATION"). Such request shall specify the number of their Registrable Shares requested to be registered. Within 30 days after receipt of any written request pursuant to this SECTION 2.1, the Corporation will give written notice of such request to all other holders of Registrable Shares and, subject to SECTION 2.3 below, will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion within 30 days after delivery of the Corporation's notice.

    (ii) The holders of the Securityholder Shares will be entitled to request three Demand Registrations and the Corporation will pay all Registration Expenses (as defined in SECTION 6 below) associated therewith. The aggregate offering value of the Registrable Shares requested to be registered in any Demand Registration must, in the good faith judgment of the holders thereof, equal at least $5,000,000. A registration will not constitute one of the permitted Demand Registrations until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the holders requesting such registration and such holders have not reimbursed the Corporation for the reasonable expenses associated with such registration), the first Demand Registration will not constitute one of the permitted Demand Registrations unless the holders of the Registrable Shares are able to register and, if such registration is an underwritten registration, sell, at least 80% of the Registrable Shares requested to be included in such registration, and the second Demand Registration will not constitute one of the permitted Demand Registrations unless the holders of the Registrable Shares are able to register and sell at least 80% of the Registrable Shares requested to be included in such registration.

    2.2 RESTRICTIONS. The Corporation shall not be obligated to effect more than one Demand Registration in any twelve-month period, and the Corporation shall not be obligated to effect any Demand Registration within 60 days after the effective date of a previous offering of Common Stock registered under the Securities Act. The Corporation may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that (a) the Corporation may exercise its right to delay a Demand Registration only once in any twelve-month period and (b) if a Demand Registration is delayed hereunder, the holders of Registrable Shares initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Corporation shall pay all Registration Expenses in connection with such registration. Notwithstanding anything to the contrary in SECTION 2.1 (iii), (x) the Corporation may not prevent, delay or postpone any Demand Registration and
(y) the Securityholders shall not be subject to any lockup or similar agreements following any Demand Registration for more than 270 days during any 360-day period.

    2.3 PRIORITY. If both the Registrable Shares held by the Securityholders and the Aronson Shares are requested to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included exceeds the number of Registrable Shares which can be sold in such offering, the Corporation will include in such registration, FIRST, the Regisrable Shares held by the Securityholders requested to be included in such Demand Registration, pro rata among the holders of such Registrable Shares on the basis of the number of shares which are owned by such Securityholders, and SECOND, the Aronson Shares requested to be included in such Demand Registration.

    2.4 SELECTION OF UNDERWRITERS. The holders of more than 50% of the Registrable Shares included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Corporation's approval which will not be unreasonably withheld.

    3.  PIGGYBACK REGISTRATION.

    3.1 RIGHT TO PIGGYBACK. Whenever the Corporation proposes to register, either for its own account or the account of a security holder or holders, any of its securities under the Securities Act (other than pursuant to a Demand Registration hereunder and other than pursuant to a registration statement on Form S-8 or Form S-4, or their successors) and the registration form to be used may be used for the registration of any Registrable Shares (a "PIGGYBACK REGISTRATION"), the Corporation will give prompt written notice to all holders of the Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares (in accordance with the priorities set forth in SECTIONS 3.2 below) with respect to which the Corporation has received written requests for inclusion within 20 days after the delivery of the Corporation's notice.

    3.2 PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration FIRST, the securities that the Corporation proposes to sell, SECOND, the Registrable Shares held by the Securityholders requested to be included in such registration, and THIRD, the Aronson Shares requested to be included in such registration.

    3.3 RIGHT TO TERMINATE REGISTRATION. The Corporation shall have the right to withdraw any registration initiated by it under this SECTION 3 prior to the effectiveness of such registration whether or not any holder of its securities has elected to include securities in such registration.

    4.  HOLDBACK AGREEMENTS.

    4.1 HOLDERS' AGREEMENTS. Each holder of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and during the 90 days following the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Shares are included (except as part of such underwritten registration) unless the underwriters managing the registered public offering otherwise agree.

    4.2 CORPORATION'S AGREEMENTS. The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to, and during the 90 days following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8, Form S-4 or any successor forms) unless the underwriters managing the registered public offering otherwise agree, and (ii) to use its reasonable best efforts to cause each holder of at least 1% (on a fully diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities to agree not to effect any public sale or distribution of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

    5. REGISTRATION PROCEDURES. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its reasonable best efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation will as expeditiously as possible:

        5.1 Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Corporation will furnish copies of all such documents proposed to be filed to the counsel or counsels for the sellers of the Registrable Shares covered by such registration statement);

        5.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

        5.3 Furnish to each seller of Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller;

        5.4 Use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or
    (iii) consent to general service of process in any such jurisdiction);

        5.5 Notify each seller of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Securityholders of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

        5.6 Cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

        5.7 Provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

        5.8 Enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

        5.9 Make available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

        5.10 Advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

        5.11 Unless shorter notice is necessary under the circumstances, at least forty eight (48) hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

        5.12 At the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement, an opinion of counsel, addressed to the underwriters and, to the extent permissible under applicable accounting rules, the sellers of Registrable Shares, covering such matters as such underwriters and, sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Corporation included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.

    6.  REGISTRATION EXPENSES.

    6.1 CORPORATION'S EXPENSES. All expenses incident to the Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation.

    6.2 HOLDER'S EXPENSES. Notwithstanding anything to the contrary contained herein, each holder of Registrable Shares will pay all attorney fees and disbursements for counsel they retain in connection with the registration of Registrable Shares, except that the Corporation will reimburse the holders of Registrable Shares for the reasonable fees and disbursements of one counsel chosen by the holders of more than 50% of such Registrable Shares in connection with a Demand Registration.

    7.  INDEMNIFICATION.

    7.1 BY THE CORPORATION. The Corporation agrees to indemnify, to the extent permitted by law, each holder of Registrable Shares, its managers, officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorney's fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares. The payments required by this SECTION 7.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

    7.2 BY EACH HOLDER. In connection with any registration statement in which a holder of Registrable Shares is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Corporation, its directors and officers and each person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Shares and the liability of each such holder of Registrable Shares will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Shares pursuant to such registration statement.

    7.3  PROCEDURE.  Any person entitled to indemnification hereunder will
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

    7.4 SURVIVAL. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

    8.  COMPLIANCE WITH RULE 144.  In the event that the Corporation
(a) registers a class of securities under Section 12 of the Exchange Act,
(b) issues an offering circular meeting the requirements of Regulation A under the Securities Act, or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time, and (ii) make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

    9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any registration hereunder which is underwritten unless such person
(a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such person or persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

    10.  MISCELLANEOUS.

    10.1 NO INCONSISTENT AGREEMENTS. The Corporation will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

    10.2 ADJUSTMENTS AFFECTING REGISTRABLE SHARES. The Corporation will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration, including, without limitation, effecting a stock split or combination of shares.

    10.3 OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Corporation will not hereafter grant to any person or persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of more than 50% of the Registrable Shares, which consent may not be unreasonably withheld or delayed if and to the extent such right is subordinate to the rights of the holders of Registrable Shares. The Corporation will not include in any Demand Registration any securities which are not Registrable Shares (for the purposes of SECTION 2) unless and until all Registrable Shares requested to be registered have first been so included.

    10.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchaser or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holders of such Registrable Shares.

    10.5 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

    10.6 DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

    10.7 NOTICES. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

    If to the Corporation, to:

       U.S. Franchise Systems, Inc.
       13 Corporate Square, Ste. 250
       Atlanta, Georgia 30329
       Attention: General Counsel

    If to the Securityholders, to:

       SDI, Inc.
       200 West Madison, Suite 3800
       Chicago, IL 60606
       Attention: Douglas G. Geoga

    with a copy to:

       Katten Muchin & Zavis
       525 West Monroe Street
       Suite 1600
       Chicago, Illinois 60661
       Attention: Bruce Wilson, Esq.

    If to Aronson, to:

       Neal K. Aronson

    10.8 GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Georgia applicable to contracts made and wholly to be performed in that state.

    10.9 FINAL AGREEMENT. This Agreement, together with the Stock Purchase Agreement and all other agreements entered into by the parties hereto pursuant to the Stock Purchase Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

    10.10 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

    10.11 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any party.

    The parties hereto have executed this Agreement on the date first set forth above.

                                          THE CORPORATION:

                                          U.S. FRANCHISE SYSTEMS, INC.

                                          By: /s/ Stephen D. Avonson
                                             -----------------------------------

                                          Its: Vice President/General Counsel
                                             -----------------------------------

                                          SECURITYHOLDERS

                                          MERIDIAN ASSOCIATES, L.P.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Its: Vice President
                                             -----------------------------------

                                          HSA PROPERTIES, INC.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Its: Vice President
                                             -----------------------------------

                                          SDI, INC.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Its: Vice President
                                             -----------------------------------

                                          NEAL K. ARONSON

                                          /s/ Neal K. Aronson
                                          --------------------------------------
                                          NEAL K. ARONSON

                                                                      APPENDIX I

                                    FORM OF
                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          U.S. FRANCHISE SYSTEMS, INC.

                         ------------------------------
                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware
                         ------------------------------

    U.S. FRANCHISE SYSTEMS, INC., a Delaware corporation (hereinafter called the "Corporation"), does hereby certify as follows:

    FIRST: Paragraph 9.1 of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

        9.1 ACTION BY WRITTEN CONSENT. The stockholders of the Corporation entitled to take action on any matter may take such action by written consent, without a meeting, in accordance with Section 228 of the Delaware General Corporation Law

    SECOND: Article 11 and paragraphs 11.1 and 11.2 of the Corporation's Certificate of Incorporation are hereby amended to read in their entirety as set forth below:

        11. AMENDMENT. The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. The provisions of Sections 12 and 13 of the Certificate of Incorporation and this Section 11 shall not be amended without the approval of holders of shares representing a majority of the voting power of the outstanding shares of voting stock of the Corporation other than any shares held by any Significant Shareholder. For purposes of this Certificate of Incorporation, the term Significant Shareholder shall mean (a) Michael A. Leven and any of his affiliates or associates, (b) SDI, Inc., and Meridian Associates, L.P., and any of their successors, affiliates, or associates,
    (c) any holder of shares of Series B 6% Cumulative Redeemable Convertible/Exchangeable Preferred Stock, and (d) any person or persons or group (as such term is used within the meaning of Section 13(d) of the Exchange Act) that beneficially owns or has the right to vote on any matter more than 35% of the outstanding voting power of the Corporation. For purposes of this Certificate of Incorporation, the terms "affiliate" and "associate" shall have the meanings given to such terms in Rule 405 under the Securities Act of 1933.

    THIRD: The following Section 12 and paragraphs 12.1, 12.2 and 12.3 are hereby added to the Corporation's Certificate of Incorporation as set forth below:

        12.  RESTRICTIONS ON CERTAIN ACTIVITIES

       12.1 From and after [insert date of issuance of Series A Preferred Stock and Series B Preferred Stock] (the "EFFECTIVE DATE") until the fifth anniversary of the Effective Date, the Board of Directors shall include at least three directors (the "INDEPENDENT DIRECTORS") which directors shall meet the following qualifications. At no time while such Director serves as an Independent Director shall the Director be, nor shall the Director have been during the three year period prior to the Effective Date, (i) an affiliate or associate of a Significant Shareholder or of any of their respective affiliates or associates (collectively the "RESTRICTED PARTIES"), (ii) a party to or an associate or an affiliate of any person which is or was a party to any transaction with any Restricted Party involving payments in excess of $1.0 million in the aggregate, or
       (iii) is otherwise a member of the same family as any associate or affiliate of any Restricted Party. The initial Independent Directors shall be selected by the Corporation in accordance with Section 4.1(e) of the Recapitalization Agreement, dated as of June 2, 2000 by and among the Corporation, SDI, Inc., Meridian Associates, L.P. and HSA Properties, Inc. Thereafter, persons either nominated for election as Independent Directors or elected by the Board as Independent Directors must have been approved by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors then in office.

       12.2 From and after the Effective Date until the fifth anniversary of the Effective Date, the Corporation shall not effect any Extraordinary Transaction with any person unless, prior to the consummation of such Extraordinary Transaction, (i) the stockholders of the Corporation shall have approved the terms and conditions of the Extraordinary Transaction and (ii) the Corporation shall have received from a nationally recognized investment banking firm, a written opinion for inclusion in a proxy statement to be delivered to the stockholders, substantially to the effect that the consideration to be received by the stockholders in the Extraordinary Transaction is fair to them from a financial point of view. For purposes hereof, the term "Extraordinary Transaction" means any transaction which would have the effect of causing the common stock of the Corporation either to be held of record or beneficially by less than 300 persons, or to be neither listed on any national securities exchange nor authorized to be quoted on an interdealer quotation system of any registered national securities association.

       12.3 From and after the Effective Date until the fifth anniversary of the Effective Date, the Corporation shall not nor shall it permit any subsidiary to enter into or permit to exist any transaction, including any purchase, sale, lease or exchange of property or the rendering of service with any Restricted Party (an "AFFILIATE TRANSACTION") unless the terms thereof (i) are fair and no less favorable to the Corporation than those that could be obtained in a comparable arms' length transaction with a person that is not a Restricted Party, (ii) if such Affiliate Transaction involves an amount in excess of $2.0 million, (A) are set forth in writing and (B) have been approved by resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors and (iii) if such Affiliate Transaction involves an amount in excess of $5.0 million, the financial terms of which have been determined by a nationally recognized investment banking, valuation or accounting firm to be fair, from a financial point of view, to the Corporation.

    FOURTH: The following Section 13 is hereby added to the Corporation's Certificate of Incorporation as set forth below:

        13.  PURCHASES OF COMMON STOCK BY THE CORPORATION.

       From and after the Effective Date until the fourth anniversary of the Effective Date, the Corporation shall not, except upon a resolution of the Board of Directors acting with the affirmative votes of a majority of the Independent Directors, purchase shares of the Corporation's common stock either on the open market or pursuant to a tender or exchange offer or in any other transaction (other than in an Extraordinary Transaction approved in accordance with Section 12 of this Certificate of Incorporation) at a per share price that is less then $7.50, if such transaction is effected within 24 months after the Effective Date, or if effected after such 24 month period at a price that is less than the highest bid price per share for the preceding 52 week period. If the Corporation shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of common stock, then effective provision shall be made by resolution of the Board of Directors with the affirmative votes of a majority of the Independent Directors to adjust the prices referred to in this SECTION 13 to give effect to any such change.

    FIFTH: The foregoing amendments were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed in its corporate name this ____ day of _______________, 2000.

                                          U.S. FRANCHISE SYSTEMS, INC.

                                          By: __________________________________
                                             Name:
                                             Title:

ATTEST:

By: __________________________________
   Name:
   Title:

                        U.S. FRANCHISE SYSTEMS, INC.
                       13 Corporate Square, Suite 250
                           Atlanta, Georgia 30329

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON       , 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder(s) hereby appoints Stephen D. Aronson, with full power of substitution, as attorney and proxy for, and in the name and place of, the undersigned, and hereby authorizes him to represent and to vote all of the stocks of Class A Common Stock and Class B Common Stock which the undersigned is entitled to vote at the annual meeting of stockholders of U.S.
Franchise Systems, Inc., to be held at    , ATLANTA, GEORGIA on ,        ,
     2000, at      .m., local time, and at any adjournments or postponements
of the annual meeting, upon the matters as set forth in the notice of annual meeting of stockholders and proxy statement, receipt of which is hereby acknowledged.

     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS OF
THE ANNUAL MEETING IN THE MANNER DIRECTED IN THIS PROXY BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED
FOR PROPOSALS 1, 2, 3, 4 AND 6 AND FOR THE ELECTION OF THE NOMINEES IN PROPOSAL 5 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY
IN THIS PROXY, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                            ENCLOSED PREPAID ENVELOPE.

           (continued, and to be signed and dated, on reverse side)

--------------------------------------------------------------------------------
                                FOLD AND DETACH HERE

                         U. S. FRANCHISE SYSTEMS, INC

Please mark your votes as indicated in this example  /X/

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, 3, 4 AND 6 AND FOR THE NOMINEES NAMED IN PROPOSAL 5.

1. Approval of (a) the issuance and sale by the Company of its Preferred Stock and (b) the issuance by the Company of its Class A Common Stock upon the potential conversion/exchange of the B Preferred Stock, all in accordance with the provisions of the Recapitalization Agreement

                      FOR    AGAINST     ABSTAIN
                      / /      / /         / /

2. Approval and adoption of amendments to the Company's Certificate of Incorporation to: (a) establish requirements for the Board of Directors to include a minimum of three persons who meet specified standards of independence; and (b) establish requirements for the Company entering into transactions that (1) may cause the Class A Common Stock to be held of record or beneficially by less than 300 persons or to be neither listed on a national securities exchange nor authorized to be quoted on an interdealer quotation system of any registered national securities association, (2) involve the Company purchasing shares of its Common Stock or (3) are with certain persons and entities directly or indirectly affiliated with the Company.

                      FOR    AGAINST     ABSTAIN
                      / /      / /         / /

3. Approval and adoption of amendments to the Company's Certificate of Incorporation to: (a) eliminate the supermajority requirements for stockholder voting in Section 11 of the Certificate of Incorporation and add requirements for stockholder approval for changes to sections of the Certificate of Incorporation which are the subject of Proposal 2; and (b) eliminate the prohibitions on stockholder action by written consent in
Section 9 of the Certificate of Incorporation

                      FOR    AGAINST     ABSTAIN
                      / /      / /         / /

4. Approval and adoption of an amendment to the Company's Amended and Restated 1996 Stock Option Plan to increase the authorized Class A Common Stock reserved for issuance under the Plan from 725,000 to 1,975,000.

                      FOR    AGAINST     ABSTAIN
                      / /      / /         / /

5. Election of Directors NOMINEES:

(1) Michael A. Leven, (2) Neal K. Aronson, (3) Steven Romaniello, (4) Dean S. Adler, (5) Irwin Chafetz, (6) Douglas G. Geoga, (7) Richard D. Goldstein, (8) David T. Hamamoto, and (9) Jeffrey A. Sonnenfeld.

                    FOR ALL    WITHOLD ALL   FOR ALL EXCEPT
                      / /          / /           / /

6. Ratification of Deloitte & Touche LLP as Auditors for Fiscal 2000.

                      FOR    AGAINST     ABSTAIN
                      / /      / /         / /

7. Each of the persons named as proxies in this proxy are authorized, in such person's discretion, to vote upon such other matters as may properly come before the special meeting and any adjournments or postponements of the special meeting.

Please date this proxy and sign it exactly as your name(s) appears hereon. When stocks are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership

Signature(s)                                            Dated        , 2000
            ------------------------------------------       --------
 NOTE: PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN THIS
           PROXY CARD PROMPTLY USING THE ENCLOSED PREPAID ENVELOPE
--------------------------------------------------------------------------------
                        FOLD AND DETACH HERE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM 10-K

(MARK ONE)

   /X/     ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
           SECURITIES EXCHANGE ACT OF 1934
           FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

                                  OR

   / /     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
           SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]
           FOR THE TRANSITION PERIOD FROM TO

                         COMMISSION FILE NUMBER 0-23941
                            ------------------------
                          U.S. FRANCHISE SYSTEMS, INC.

             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                                     58-2361501
    (State or other jurisdiction of            (I.R.S. Employer Identification No.)
    Incorporation or Organization)

    13 CORPORATE SQUARE, SUITE 250                            30329
           ATLANTA, GEORGIA                                 (Zip Code)
    (Address of Principal Executive
               Offices)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (404) 321-4045

          SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
                                      None

          SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                     Class A Common Stock, $0.01 par value

                              TITLE OF EACH CLASS

    Indicate by check mark whether the registrant: (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ No / /

    Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

    The aggregate market value of the outstanding shares of the registrant's Class A Common Stock and Class B Common Stock held by non-affiliates of the registrant was approximately $74,136,465 as of March 10, 2000. There were 17,245,834 shares of the registrant's Class A Common Stock and 2,707,919 shares of the registrant's Class B Common Stock outstanding as of March 14, 2000.

                      DOCUMENTS INCORPORATED BY REFERENCE

    Portions of the Registrant's definitive proxy statement to be delivered to shareholders in connection with the Annual Meeting of Shareholders to be held on May 25, 2000 are incorporated by reference in response to Part III of this Report.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART I

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    Certain statements in this Annual Report on Form 10-K (this "Form 10-K"), including statements under "Item 1. Business" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations," that are not historical facts constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of U.S. Franchise Systems, Inc. (the "Company" or "USFS") and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the following: general economic and business conditions; aggressive competition in the lodging and franchising industries; success of acquisitions and operating initiatives; management of growth; risks relating to the Company's loans to, and other investments in, franchisees; dependence on senior management; brand awareness; general risks of the lodging and franchising industries; development risk and construction; risk of loss of management contracts and uncertain future of the management business; risk relating to the availability of financing for franchisees; the existence or absence of adverse publicity; changes in business strategy or development plan; availability, terms and deployment of capital; business abilities and judgment of personnel; availability of qualified personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; construction schedules; the costs and other effects of legal and administrative proceedings; and other factors referenced in this Form 10-K. The Company will not undertake and specifically declines any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. The Company does not intend to update the information contained herein with respect to its exploration of potential strategic alternatives for any future developments or circumstances unless and until there is a definitive transaction agreement entered into between the Company and any third party or until its exploration of potential alternatives is definitively terminated. There can be no assurance whatsoever that any transaction between the Company and any third party will take place or, even if one does occur, about the nature and extent of any terms and conditions of any such potential transaction. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Risk Factors".

ITEM 1. BUSINESS.

    USFS was formed in August 1995 to acquire, market and service well-positioned brands with potential for rapid unit growth primarily through franchising. The Company's brands, which are in the lodging industry, are Microtel Inn & Suites, Hawthorn Suites and Best Inn & Suites. The Company acquired the rights to these brands because of their potential for significant growth, which reflects, among other things, their potential profitability for franchisees at the property level and their positions in attractive segments of the lodging industry. Microtel primarily competes in the budget and economy segments, Hawthorn primarily in the upscale and mid-market segments, and Best primarily in the mid-market and economy segments of the lodging industry. The Company also manages certain properties on behalf of franchisees. Since it began selling franchises in January 1996, the number of USFS branded hotel properties open or in development has grown from 27 to 1,218 as of December 31, 1999, consisting of 398 open, 120 under construction, 414 for which franchise agreements had been executed but that were not under construction and 286 accepted applications from prospective franchisees. There can be no assurances that hotels in development or for which applications have been accepted will result in open hotels. See "Risk Factors--Dependence on, and Obstacles to, Hotel Openings."

    As a franchisor, the Company licenses the use of its brand names to independent hotel owners and operators (i.e., franchisees). The Company provides its franchisees with a variety of benefits and services designed to:
(i) decrease development costs, (ii) shorten the time frame and reduce the complexity of the construction process and (iii) increase occupancy rates, revenues and profitability of the franchised properties. The Company offers prospective franchisees a business format, design and construction assistance (including architectural plans), quality standards, training programs, national reservations systems, national and local advertising and promotional campaigns and volume purchasing discounts.

    The Company expects that its future revenues will consist primarily of
(i) franchise royalty fees, (ii) franchise application fees, (iii) various management fees, (iv) international master license agreement fees, and
(v) payments made by vendors who supply the Company's franchisees with various products and services. The Company recognizes franchise application fees as revenue only upon the opening of the underlying hotels.

    USFS announced that in recent months it received a number of unsolicited inquiries regarding the possible sale of the Company, including inquiries from several competitors. In response to those unsolicited inquiries, the Company retained Banc of America Securities LLC as an advisor. The Company has had discussions with several of those persons, although none resulted in offers which were satisfactory to the Company and to the Board of Directors. The Company has requested that Banc of America Securities assist the Company more generally in evaluating strategic alternatives and opportunities that may be or become available to the Company.

    USFS does not intend to update the information contained herein with respect to its exploration of potential strategic alternatives for any future developments or circumstances unless and until there is a definitive transaction agreement entered into between USFS and any third party or until its exploration of potential alternatives is definitively terminated. There can be no assurance whatsoever that any transaction between USFS and any third party will take place or, even if one does occur, about the nature and extent of any terms and conditions of any such potential transaction.

    The Company was incorporated in Delaware in November 1997 for purposes of acquiring the Hawthorn Suites brand. See "Acquisition of the Microtel, Hawthorn Suites and Best Inns Systems--Hawthorn Acquisition." The Company's predecessor, also known as USFS, was incorporated in Delaware in August 1995. The Company's executive offices are located at 13 Corporate Square, Suite 250, Atlanta, Georgia 30329 and its telephone number is (404) 321-4045. The term "the Company" refers to USFS before the Hawthorn merger, and as the surviving corporation in the merger.

BUSINESS STRATEGY

    The Company's business strategy is to: (i) rapidly increase the number of open Microtel, Hawthorn Suites and Best Inns hotels, (ii) operate its administrative and franchisee support departments in order to maximize the operating leverage inherent in the franchising business, and (iii) acquire additional lodging or other service-oriented brands that provide attractive unit economics to franchisees and significant growth opportunities for the Company. To successfully accomplish its growth strategy, the Company supports its franchisees in their efforts to develop, acquire, open and operate hotels by assisting in the areas of public relations, construction, design, marketing, finance, national accounts purchasing, training and in certain cases, by providing financing and other development subsidies.

THE COMPANY'S LODGING FRANCHISE SYSTEMS

    MICROTEL INN & SUITES. Microtels are distinctively styled hotels with a residential look that offer travelers an attractive and consistent appearance, clean, comfortable rooms and the safety of interior corridor room access, all for a competitive rate. Microtel typically is categorized as a budget and economy hotel chain. Microtel's efficient architectural design minimizes construction costs and maintenance expenses through smaller room sizes, limited common areas, smaller land requirements and built-in standardized furniture, all of which enable franchisees to own and operate a Microtel at a lower cost. These lower costs may reduce a franchisee's equity investment and may broaden its debt financing alternatives, thereby expanding the appeal of the Microtel brand to prospective franchisees.

    The Company acquired the Microtel brand in October 1995, at which time there were 27 properties open or in development. The Company has realized the following franchise sales growth over the past three years:

                                                                    AS OF DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
MICROTEL FRANCHISE DATA                                       --------   --------   --------
Properties open (1).........................................    179        124         64
  Executed agreements and under construction................     58         62         52
  Executed agreements but not under construction............    248        276        253
  Accepted applications.....................................    101        115         77
                                                                ---        ---        ---
Total in development and accepted applications(2)...........    407        453        382
                                                                ---        ---        ---
OPEN PLUS IN DEVELOPMENT PLUS ACCEPTED APPLICATIONS.........    586        577        446
                                                                ===        ===        ===

------------------------

(1) The Company does not receive royalties from 27 hotels open as of December 31, 1999.

(2) There can be no assurance that properties in development or for which applications have been accepted will result in open hotels. During 1999, five previously opened hotels ceased operating as a Microtel. Since the Microtel brand was acquired by the Company, 35% of accepted applications did not become executed agreements and 38% of executed agreements terminated before resulting in open hotels. See "Risk Factors--Dependence on, and Obstacles to, Hotel Openings."

    In 1999, for Microtel hotels open one year or more, average daily rate, occupancy and Revpar was $44.13, 60.8% and $26.93, respectively.

    HAWTHORN SUITES. As an upscale, extended-stay hotel, Hawthorn Suites provides the traveler with the convenience of a hotel and the amenities typically found in an apartment. Hawthorn Suites' hotel rooms contain full-service kitchens with appliances, cookware and utensils, video cassette players, modem ports, exercise facilities and valet service. Hawthorn Suites hotels also offer a hot breakfast buffet every morning and guests are invited to an evening social hour. A center courtyard, an outdoor pool, a multi-use sport court, a barbecue area and a retail store selling sundry and meal items, snacks and beverages, will also be part of newly constructed Hawthorn Suites hotels. In addition to participating in the upscale, extended-stay segment, the Company also franchises (i) Hawthorn Suites LTD., a mid-price, all suites hotel brand that is designed to meet the needs of both extended-stay and transient guests,
(ii) Hawthorn Suites Golf Resorts, an all suites lodging concept located on or near golf courses and targeted to travelers who want to combine golf with a meeting or conference retreat experience, (iii) Hawthorn Hotel & Suites, designed for high barrier to entry locations, such as center city and airport markets, featuring a minimum of 25% suites with the remainder being upgraded hotel rooms, and (iv) Hawthorn Inn & Suites, designed for tertiary markets featuring a minimum of 25% suites and the remainder being upgraded hotel rooms.

    Hotels that are part of the Hawthorn Suites system use the Spirit Reservation System ("Spirit"). Spirit is operated under contract with Hyatt Hotels Corporation ("Hyatt") by CSC Outsourcing, Inc. ("CSC") and Sabre Technology Solutions ("Sabre"). Spirit receives and processes calls made to a toll-free number dedicated to Hawthorn Suites. The Spirit system is directly linked by computer to all Hawthorn Suites hotels. Hyatt manages the voice and Global Distribution System ("GDS") reservation activities for both Hawthorn Suites and Hyatt through the Spirit Reservation Center located in Omaha, Nebraska. Persons calling the Hyatt toll-free number who experience sold out Hyatts or no Hyatts in their desired market are transferred to a Hawthorn Reservation Agent. There can be no assurance that CSC and Sabre will continue to service Hawthorn Suites' future reservation needs.

    The Company acquired the right to franchise the Hawthorn brand in March 1996, at which time there were 17 properties open or in development. The Company has realized the following franchise sales growth over the past three years:

                                                                    AS OF DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
HAWTHORN SUITES FRANCHISE DATA                                --------   --------   --------
Properties open.............................................    100         51         26
  Executed agreements and under construction................     40         29         14
  Executed agreements but not under construction............    132         96         54
  Accepted applications.....................................     70         78         17
                                                                ---        ---        ---
Total in development and accepted applications(1)...........    242        203         85
                                                                ---        ---        ---
OPEN PLUS IN DEVELOPMENT PLUS ACCEPTED APPLICATIONS.........    342        254        111
                                                                ===        ===        ===

------------------------

(1) There can be no assurance that properties in development or for which applications have been accepted will result in open hotels. During 1999, no previously opened hotels ceased operating as a Hawthorn. Since the Company acquired the franchise rights to the Hawthorn brand in March 1996, 32% of accepted applications did not become executed agreements and 14% of executed agreements terminated before resulting in open hotels. See "Risk Factors--Dependence on, and Obstacles to, Hotel Openings."

    In 1999, for properties in the Hawthorn system one year or more, average daily rate, occupancy and Revpar was $84.52, 65.4% and $55.30, respectively.

    BEST INNS & SUITES. Best Inns & Suites is primarily an economy and mid-market hotel chain. Properties offer single, double, and in some cases suite accommodations with limited kitchens and business services. All Best Inns properties offer free local phone calls, complimentary breakfast, cable television with one free movie and a sports channel or pay per view. Best Suites provide accommodations with separate living, dining and work areas, plus a wet bar, microwave and refrigerator, exercise room, meeting facilities and a convenience store.

    The Company acquired the Best Inns brand in April 1998, at which time there were 38 properties open or in development. Since that time, the Company has realized the following franchise sales growth:

                                                                     AS OF
                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999      1998*
BEST INNS FRANCHISE DATA (inception to date)                  --------   --------
Properties open.............................................    119         52
  Executed agreements and under construction................     22         12
  Executed agreements but not under construction............     34         21
  Accepted applications.....................................    115        142
                                                                ---        ---
Total in development and accepted applications(1)...........    171        175
                                                                ---        ---
OPEN PLUS IN DEVELOPMENT PLUS ACCEPTED APPLICATIONS.........    290        227
                                                                ===        ===

------------------------

*   The Best Inns brand was acquired on April 28, 1998.

(1) There can be no assurance that properties in development or for which applications have been accepted will result in open hotels. During 1999, seven previously opened hotels ceased operating as a

    Best Inns. Since the Company acquired the Best Inns brand in April 1998, 60% of accepted applications did not become executed agreements and 11% of executed agreements terminated before resulting in open hotels. See "Risk Factors--Dependence on, and Obstacles to, Hotel Openings."

    In 1999, for properties in the Best Inns system one year or more, average daily rate, occupancy and Revpar was $47.94, 65.4% and $31.35, respectively.

    HOTEL MANAGEMENT. When the Company acquired the Best Inn brand in 1998, it also acquired the assets of a fee-based management company. In 1999, the Company reduced the number of properties that it manages by 17 contracts. As of December 31, 1999, the Company managed 24 hotels for various franchisees, including 17 properties owned by one franchisee. See "Acquisition of the Brands-Best Inns Acquisition." and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Introduction." The Company is currently evaluating the future prospects of its management business to determine whether to continue to offer such services in the future. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Introduction."

OPERATIONS

    FRANCHISE SALES. The Company employs a national franchise sales force consisting of approximately 50 people. The primary objectives of the Company's franchise sales strategy are to identify potential franchisees and possible locations for each of the Company's brands and to create an awareness and general acceptance of its products with numerous participants in the hospitality industry, including hotel owners, lodging consultants, vendors and operators. The franchise sales force seeks to achieve these objectives through the implementation of a multi-faceted sales strategy, which includes cold calling, telemarketing, direct mail, trade advertising and public relations. In addition to stock option grants, the compensation program is structured so that each franchise salesperson earns 100% of his or her annual income in commissions.

    DESIGN AND CONSTRUCTION. The Company's design and construction department provides development expertise in the disciplines associated with new construction and renovation, with emphasis on low development costs, low maintenance expense, quality construction and profit maximization for its franchisees. The Company provides detailed architectural plans, CAD-CAM computer files, specifications, system standards and manuals, and makes the services of the department available to franchisees at various stages of the development process. In order to maintain product quality and brand identity, the design and construction department reviews the architectural plans of its franchisee's projects.

    QUALITY ASSURANCE. Franchise quality control is accomplished through inspections prior to a franchisee's entry into the system and on an ongoing basis. Quality assurance programs promote consistent standards throughout each of the Company's franchise systems. The Company inspects each property up to twice per year. Hotels that fail to meet certain franchise standards are notified and are generally given 30 days to either correct the conditions that led to the failure or to implement a plan to correct the failure. If they do not correct the deficiencies, the Company can terminate the license.

    MARKETING. The Company has two distinct marketing efforts. The first is intended to build awareness of USFS among franchisees and shareholders. The second marketing initiative is the brand-building campaigns for Microtel, Best Inns and Hawthorn Suites. The Company utilizes television and newspaper advertising, newsletters (both in print and in electronic/internet formats), direct mail, trade press advertising and special web site pages on usfsi.com, microtelinn.com, hawthorn.com and bestinn.com, as well as direct contact by the franchise sales organization.

    CENTRAL RESERVATIONS SYSTEM. Microtel's and Best Inns' central reservations center in Marion, Illinois utilizes the Company's FIRST reservations system, which communicates with the hotels via the Internet. Hawthorn outsources its central reservations operation to SPIRIT, the reservation system used by Hyatt hotels.

    CORPORATE COMMUNICATIONS. A targeted corporate communications program supports marketing and franchise sales efforts by promoting awareness of the Company and its brands. The Company works closely with such lodging industry trade publications as HOTEL BUSINESS, HOTEL & MOTEL MANAGEMENT, LODGING and BUSINESS TRAVEL NEWS. The Company also works to reach consumers and develop storylines with such national outlets as CNN and USA TODAY, as well as daily and business publications in local markets that regularly report on individual hotel ground breaks and openings. To spearhead public relations at the local level, the Company employs a public relations manager who acts as liaison with franchisees and the local press. The manager places stories, helps plan local public relations campaigns and special events, and publishes a monthly newsletter for each brand.

    TRAINING. The Company maintains training programs that are designed to teach its franchisees how to best utilize the Company's reservations system and marketing programs, as well as the fundamentals of hotel operations such as recruiting, housekeeping, repairs and maintenance and personnel policies. The Company also provides special on-site training upon request. In addition, each franchise sales person must complete a structured initial training program and regular retraining.

    FRANCHISE RESOURCES. The franchise resources department functions as a single point of contact for all franchisees to call for support on all issues prior to, during, and after construction. Franchise resources acts as a liaison between the franchisee and all departments of the Company.

    PURCHASING. The Company has established relationships with various vendors to make volume purchasing discounts for certain products, services, furnishings and equipment available to its franchisees. In certain cases, the Company receives payments from the vendors.

    MANAGEMENT. The Company currently provides hotel management services to certain franchisees. Such services include property oversight and accounting. However, the Company recently has reduced the number of its management contracts and there is no assurance that the Company will continue providing such services in the future. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations."

FRANCHISE AGREEMENTS

    The Company's franchise agreements grant hotel owners the right to utilize one of the brand names associated with the Microtel, Hawthorn Suites or Best Inns hotel systems under long-term franchise agreements. In order to qualify for a franchise from the Company, a candidate must undergo a screening process, which typically includes a review of the potential franchisee's financial condition and the proposed lodging location. A representative of the Company conducts a site inspection to determine whether the location meets standards and whether the brand name selected is appropriate at that location. All of the Company's franchise agreements offer an area of exclusivity to each location, the degree of which is negotiated individually with each franchisee. The Company's current standard agreements are typically 20-year terms although actual lengths vary. The standard franchise agreements generally require franchisees to satisfy certain development milestones.

    Each franchise agreement provides for the payment of two primary types of on-going fees: a royalty fee and a reservation and marketing fee, both of which are based upon a percentage of the franchisee's gross room revenues. The royalty fee is intended to cover the operating expenses of the franchisor, such as costs incurred in providing quality assurance, administrative support and other franchise services, and to provide the Company with operating profits. The reservation and marketing fee is collected for administrative convenience by the Company and remitted to independent not-for-profit reservation and marketing corporations which exist for each of the three brands. The Company spends the reservation and marketing funds on behalf of the franchisees for such services as a reservation system, national advertising and certain promotional programs (see "Reservations and Advertising Funds"). Reservation and marketing fees collected by the Company on behalf of the three not-for-profit corporations typically range from two (2%) percent to three (3%) percent of each franchisee's gross room revenues per year. Franchisees also typically pay a franchise application fee to the Company, the amount of which varies.

    The terms of the Company's current standard forms of franchise agreements state that, by year of operation, franchisees are required to pay the following ongoing royalty fees (each, as a percentage of gross room revenues), although actual fees may vary:

                                                              MICROTEL   HAWTHORN     BEST
                                                              --------   --------   --------
Year 1......................................................    4.0%       5.0%       3.0%
Year 2......................................................    5.0%       5.0%       4.0%
Year 3 and thereafter.......................................    6.0%       5.0%       5.0%

    The Company has agreed, and may agree in the future, to offer a wide range of incentives to various franchisees, including providing loans, development subsidies or discounted fees. The Company's standard form of franchise agreement is terminable by the Company if the franchisee fails to maintain certain quality standards or to pay royalties, reservation and marketing fees or other charges.

ACQUISITION OF THE BRANDS

    MICROTEL ACQUISITION. The Company acquired the Microtel brand from Hudson Hotel Corporation ("Hudson") on October 5, 1995. As part of the purchase of the Microtel brand, royalties are payable to Hudson as follows: 1.0% of the "revenues subject to royalties" on the first 100 Microtel properties opened after the closing, 0.75% of such revenues for the next 150 Microtel properties opened, and 0.50% of such revenues for each Microtel property opened after the first 250.

    The Microtel Acquisition Agreement requires the Company to satisfy a development schedule, which requires the Company to have a specified number of new Microtel properties open or under construction by certain target dates. The Company has satisfied the development schedule to date and must have 250 newly executed Microtel franchises open or under construction by December 31, 2001 in order to avoid being in default under the last remaining target. For purposes of meeting this target, the 27 Microtel properties that do not pay royalties to the Company and, if open or under construction, the additional 23 Microtel Inn properties and 10 Microtel Suites hotels that are currently entitled to be built by certain parties without the payment of royalties to the Company pursuant to the Microtel Acquisition Agreement, are excluded.

    As of March 10, 2000, the Company had open or under construction 223 Microtel properties which counted toward satisfying the development schedule. Therefore, from March 10, 2000 until December 31, 2001, the Company is required to break ground on an additional 27 Microtel brand hotels in order to avoid being in default under the Microtel Acquisition Agreement. If the Company fails to so satisfy the development schedule, it may cure its default by making a $1,000,000 payment to Hudson.

    Upon the Company's initial public offering in 1996, the provisions of the Microtel Acquisition Agreement which allowed Hudson the right to reacquire all the rights to the Microtel System and all operating assets associated therewith upon a default by the Company of its obligations under the agreement terminated and are of no further effect. Accordingly, the Company has the exclusive right to franchise the Microtel brand.

    HAWTHORN ACQUISITION. On March 12, 1998, the Company completed a series of transactions which enabled it to acquire the entire interest in the Hawthorn Suites brand of hotels. The Company now has the exclusive right to franchise the Hawthorn Suites brand of hotels and to retain 100% of the royalties derived therefrom.

    BEST INNS ACQUISITION. On April 28, 1998, the Company completed its acquisition of the exclusive worldwide franchise rights to the Best Inns hotel brands, including the franchise agreements for the existing Best Inns hotels. In addition, the Company acquired management contracts and certain other assets relating to the management of hotels on behalf of third party owners. To facilitate the transaction, the Company made a $15 million unsecured subordinated loan to Alpine Hospitality Ventures LLC ("Ventures") at an interest rate of 12% per annum, interest on which will be paid in cash to the extent available and otherwise will be paid-in-kind. The loan is subordinated to a guarantee provided by Ventures in connection with a third-party senior loan in the principal amount of approximately $65 million to its subsidiary that acquired 17 Best Inns hotels in the Best Inns acquisition and is structurally subordinated to such third party loan. In the fourth quarter of 1999, the Company was advised that the senior lender informed Ventures of its intention to institute a "lock-box" arrangement, thereby eliminating the payment of cash interest to the Company while such arrangement is in place. The Company will continue to receive interest in-kind payments, but will not include such in-kind payments in income. In March 2000, the lock-box agreement was executed. The Company has taken a $15.5 million reserve during the fourth quarter 1999 against the value and accrued interest of the loan. If the senior debt is not paid currently, certain management and franchisee fees could be deferred until cash is available. A portion of these fees were deferred in the fourth quarter 1999. The Company is also committed to make up to $7.5 million of additional loans to Ventures under certain circumstances, including if required by Ventures in order to make a capital contribution to the owner of the properties in order to achieve compliance with certain debt service coverage ratios in order to obtain an extension of the maturity date of the loan, or to obtain the release of a property from the senior lender's liens in connection with a condemnation, casualty or otherwise. No such additional loans have been made as of December 31, 1999 but it is possible the loan, or a portion thereof, will be required to be made in the future. The Company manages the hotels owned by the subsidiary of Ventures. Commencing April 2001, the Company may be obligated to reimburse the owner of the properties for as much as 90% of the management fee if the owner's net profit for the 12-month period then ended, and each subsequent 12-month period, falls below a specified level. If the performance of the hotels does not materially improve by April 2001, the Company expects to have to make a payment to the owner of the properties. In addition, the senior lender to these properties has advised Ventures in March 2000 that it currently has the right to require the termination of the management contract, but is not doing so at this time. The Company also issued to Alpine Hospitality Equities LLC ("Alpine Equities"), an affiliate of Ventures, 350,000 shares (the "Alpine Shares") of Class A Common Stock for a purchase price of $1.6 million. Alpine Equities was granted certain demand and piggy-back registration rights on customary terms with respect to the Alpine Shares, as well as certain tag-along rights on certain sales of Common Stock made by Messrs. Leven and Aronson. Additionally, the Company agreed to pay to Alpine Equities $1,000 per year for each hotel added to the Best Inns system after the closing of the transaction, provided that such new hotels are paying royalties to the Company or any of its affiliates. Richard D. Goldstein, a director of the Company, is an Executive Vice President and a Senior Managing Director of the general partner of Alpine Equity Partners L.P., the entity that indirectly owns and controls a majority of Alpine Equities and Ventures.

ESTABLISHMENT OF DEVELOPMENT FUND

    On March 17, 1998, NorthStar Constellation, LLC (together with its affiliates, "NorthStar"), Lubert-Adler Real Estate Opportunity Funds (together with its affiliates, "Lubert-Adler") and Constellation Equity Corp., an entity controlled by NorthStar ("Constellation"), formed Constellation Development Fund (the "Development Fund"). The Development Fund was established, in part, to provide capital that will allow the Company to expand its Microtel and Hawthorn Suites brands into high visibility, difficult to develop areas by providing debt and equity financing to selected local developers. NorthStar, Lubert-Adler and Constellation agreed to contribute to the Development Fund up to $50 million of equity capital. On October 31, 1998 the Development Fund entered into a $60 million senior credit facility with NationsBank, N.A. As of December 31, 1999 the Development Fund has invested in seven Microtel and two Hawthorn Suites hotels which are in different stages of development. As of February 21, 2000, the managers of the Development Fund agreed that no additional projects will be commenced in the future. In connection with the establishment of the Development Fund, the Company committed to make a loan of up to $10 million to Constellation. Constellation will use the funds to make an investment which is subordinated to certain debt and equity returns of investors in the Development Fund. The loan bears interest at an annual rate of 8%, is non-recourse and is repayable from distributions and payments made to Constellation from the Development Fund. As of December 31, 1999, the Company had made loans of approximately $5.7 million in the aggregate to Constellation and the Company expects to lend approximately an additional $400,000 to Constellation in 2000. Due to the uncertainty surrounding ultimate recoverability of the subordinated loans, the Company is accounting for them on the cost-recovery basis, where interest income is recorded only after recovery of principal. The Company will be paid $3.5 million over the first five years to manage the Development Fund and has earned $2 million of such payments as of December 31, 1999. In connection with this transaction, the Company also sold an aggregate of 500,000 shares of Class A Common Stock to NorthStar and Lubert-Adler for $5.6 million. Rights of Northstar and Lubert-Adler to acquire additional shares of Class A common stock have expired. In addition, David T. Hamamoto, Co-Chief Executive Officer of NorthStar was elected to the Board of Directors of the Company. Dean Adler, a director of the Company, serves as a manager of Lubert-Adler, and Mr. Adler, along with Mr. Hamamoto and Mr. Aronson, serve as managers of the Development Fund.

THE HOTEL FRANCHISING AND LODGING INDUSTRIES

    HOTEL FRANCHISING. Over the years, owners of hotels not affiliated with regional or national lodging companies have increasingly chosen to join hotel franchise chains. The Company and other hotel franchise chains provide a number of services designed to directly or indirectly increase hotel occupancy rates, revenues and profitability. The Company believes that hotel operators often view franchise chain membership as an important means of remaining competitive with hotels that are either owned by or affiliated with national or regional lodging companies. In determining whether to affiliate with a franchise chain, hotel operators will compare costs of affiliation with the incremental revenues anticipated to be derived from chain membership, and any benefit the owner perceives may be available with financing sources or if the hotel is sold in the future. Costs of affiliation include capital expenditures and operating costs required to meet a chain's quality and operating standards, plus the ongoing payment of franchise royalties and assessments for the reservations system and marketing programs maintained by the franchisor.

    LODGING INDUSTRY. The lodging industry has traditionally been divided into five segments, each of which is identified by the average daily room rate generally charged by hotel operators in the segment (the "ADR"). These categories include, in descending order of ADR, luxury, upscale, mid-price, economy and budget. Hotels are further segmented into limited-service and full-service, depending on the degree of food and beverage and other services offered, and hotels are also segmented into transient hotels, which serve short-term guests, and extended-stay hotels, which serve guests on multiple night or multiple week stays. The Company's franchised properties typically operate in the budget and economy segments of the limited-service sectors through its Microtel brand, the economy and mid-price segment through its Best Inns brand and the upscale and mid-price segments through its Hawthorn Suites brand. In 1999, hotel owners in general were faced with a more difficult environment due to declining occupancy rates, lower percentages of room rate increases, increased room supply and higher interest rates. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations-Introduction."

COMPETITION

    Competition among national brand franchisors and smaller chains in the lodging industry to expand their franchise systems is significant. Competition intensified in the franchising business in 1999 as new entrants that were primarily builders or acquirors of hotels established franchising initiatives during the year. The Company believes that competition for the sale of lodging franchises is based principally upon (i) the name recognition and perceived value and quality of the brand, (ii) the nature and quality of services provided to franchisees, (iii) the franchisee's view of the relationship of building or conversion costs and operating expenses to the potential for revenue and profitability during operation and upon sale, (iv) the franchisee's ability to finance and buy or sell the property, (v) the size and performance of the chain, and (vi) the fees charged and financial assistance made available to the franchisee. The Company's franchisees compete for guests with franchisees of, and properties owned or operated by, other hotel chains, independent properties and owner-operated chains. The success of the Company's franchisees affects the profitability of the Company, as the Company's receipt of royalty fees under its franchise agreements is tied directly to the gross room revenues earned by its franchisees. In choosing a particular hotel, consumers consider differences in room rates, quality and condition of accommodations, name recognition, availability of alternative lodging (including short-term lease apartments), service levels, reputation, safety, reservation systems and location.

    Both among consumers and potential franchisees, Microtel competes with independent hotels and regional/national brands, including but not limited to, Comfort Inn-Registered Trademark-, Days Inn-Registered Trademark-, Econo Lodge-Registered Trademark-, Fairfield Inn-Registered Trademark-, Sleep Inn-Registered Trademark-, Red Roof Inn-Registered Trademark-, Budgetel Inn-Registered Trademark-, Super 8-Registered Trademark-, Ramada Limited-Registered Trademark-, Motel 6-Registered Trademark-, Jameson Inns-Registered Trademark-, Travelodge-Registered Trademark-, Thriftlodge-Registered Trademark-, Knights Inn-Registered Trademark-, Red Carpet Inn-Registered Trademark- and Scottish Inns-Registered Trademark-. Best Inns hotels compete for consumers and/or potential franchisees with independent hotels and regional/ national brands, including but not limited to, Budgetel Inn-Registered Trademark-, Comfort Inn-Registered Trademark-, Days Inn-Registered Trademark-, Fairfield Inn-Registered Trademark-, Hampton Inn-Registered Trademark-, La Quinta-Registered Trademark-, and Red Roof Inn-Registered Trademark-. Hawthorn Suites properties compete for consumers and/or potential franchisees with independent hotels and regional/national brands, including but not limited to, Residence Inn-Registered Trademark-, Homewood Suites-Registered Trademark-, Summerfield Suites-Registered Trademark-, Woodfin Suites-Registered Trademark-, AmeriSuites-Registered Trademark-, Hampton Inn and Suites-Registered Trademark-, Fairfield Suites-Registered Trademark-, MainStay-Registered Trademark-, Candlewood-Registered Trademark-, Wingate Inn-Registered Trademark-, Towne Place-Registered Trademark- and Courtyard by Marriott-Registered Trademark-. Many of the Company's competitors are affiliated with larger chains with substantially more properties, greater marketing budgets and greater brand identity than the Company.

REGULATION

    The sale of franchises is regulated by various state laws, as well as by the Federal Trade Commission ("FTC"). The FTC requires that franchisors make extensive disclosure to prospective franchisees, although it does not require registration of offers to prospective franchisees. The required disclosure is made through a Uniform Franchise Offering Circular, which must be provided to potential franchisees at least 10 days prior to execution of a franchise agreement. A number of states require registration and disclosure in connection with franchise offers and sales. In addition, several states have "franchise relationship laws" that limit the ability of franchisors to terminate franchise agreements or to withhold consent to the renewal or transfer of these agreements. While the Company's franchising operations have not been materially adversely affected by such existing regulations, the Company cannot predict the effect of any future legislation or regulation. Additionally, various federal, state, and local laws and regulations may affect activities undertaken by the Company in connection with the financing of franchisees. In particular, the Company may be required to obtain a license or to register in certain states in order to underwrite or promote loans to be made by third party lenders or to make loans directly to franchisees.

EMPLOYEES

    As of December 31, 1999 the Company and its subsidiaries employed 142 full time and two part time employees and the three affiliated reservations and marketing not-for-profit corporations together employed 28 full time and five part-time employees. None of the Company's or the not-for-profit reservation and marketing corporations' employees are represented by unions. Management considers its employee relations to be satisfactory.

TRADEMARKS AND LICENSES

    The Company either owns or has filed applications with regard to certain trademarks and service marks, including, among others, US FRANCHISE SYSTEMS, MICROTEL, MICROTEL with design, HAWTHORN SUITES, HAWTHORN SUITES with the tree logo, HAWTHORN SUITES LTD. with design, BEST INNS OF AMERICA, BEST SUITES OF AMERICA and BEST INNS & SUITES. The Company considers its marks to be material to its business and certain of the marks are also registered with or applications for registration are pending with various state and foreign government agencies. The Company is not aware of any material adverse claim concerning its owned or licensed marks, however the Company is contesting an opposition to the registration (but not to the use) of certain Best Inns marks. See "Item 3--Legal Proceedings."

ITEM 2. PROPERTIES.

    The principal executive and administrative offices of the Company are located at 13 Corporate Square, Suite 250, Atlanta, Georgia 30329. The Company currently leases a total of 15,852 square feet of office space at the foregoing address, pursuant to a lease that expires on September 30, 2005. The Company also leases a total of 8,542 square feet of office space at 1205 Skyline Drive, Marion, Illinois 62959 pursuant to a lease that expires on September 30, 2000.

ITEM 3. LEGAL PROCEEDINGS.

    The Company is and may become party to claims and litigations that arise in its normal course of business, including but not limited to those listed below. In management's opinion, except for certain of the matters described below, the outcome of any currently pending matters is not expected to have a material adverse effect on the Company's consolidated financial statements.

    Nomura Asset Capital Corporation has commenced an action against the Company and its subsidiary seeking damages in an amount not less than $704,910. Nomura has also asserted that it is entitled to foreclose on $432,949 in loan participations previously funded by the Company and pledged to Nomura. The complaint alleges, among other things, that the Company owes Nomura this amount in connection with certain construction loans Nomura has made to the Company's franchisees. The Company has filed a counterclaim for unspecified damages. The Company cannot predict the outcome of this matter.

    Best Western International and Cal-Vegas LP have filed notices of opposition to the registration (but not to the use) by the Company of certain Best Inns marks. The Company believes that the opposition rights of Cal-Vegas have expired, and is contesting the Best Western opposition. While the Company cannot predict the outcome of this matter, it does not believe that it will have a material adverse effect on the Company's ability to market the Best Inns brands or on the Company's consolidated financial statements.

    The Company and certain subsidiaries are defendants in an action brought in the United States District Court, Southern District of Illinois by the owner of nine Best Inn properties for alleged mismanagement under management agreements that the Company assumed in connection with its 1998 acquisition of the Best Inns brand. USFS Management, Inc., a subsidiary of the Company, has filed a counterclaim alleging fraudulent conduct by the owner and certain of his affiliates. Discovery and settlement discussions are ongoing, and the Company is opposing the claim. The amount of damages the plaintiff is seeking is unspecified, and the Company cannot predict the outcome of this matter. The Company believes it has meritorious defenses and is contesting this matter vigorously.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    No matter was submitted during the fourth quarter ended December 31, 1999 to a vote of security holders of the Company.

                                    PART II

ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

    The Company's Class A Common Stock is traded on the Nasdaq National Market under the symbol USFS. As of March 10, 2000, there were 68 holders of record of the Company's Class A Common Stock and 3 holders of record of the Company's Class B Common Stock. Management of the Company believes that there are in excess of 1,100 beneficial holders of its Class A Common Stock. The following table shows the range of reported high and low bid prices per share of Class A Common Stock.

1998                                                            HIGH       LOW
----                                                          --------   --------
First quarter...............................................   $13.63     $9.00
Second quarter..............................................    12.75      7.63
Third quarter...............................................     7.88      3.94
Fourth quarter..............................................     9.88      4.38

1999                                                            HIGH       LOW
----                                                          --------   --------
First quarter...............................................   $14.63     $8.88
Second quarter..............................................    23.19     12.50
Third quarter...............................................    22.00     14.31
Fourth quarter..............................................    16.88      4.25

    DIVIDEND POLICY. The Company has not declared or paid any cash dividends on its Class A or Class B Common Stock. The Company currently intends to retain any earnings for use in its business and therefore does not anticipate paying any cash dividends in the foreseeable future. Any future determination to pay cash dividends will be made by the Board of Directors in light of the Company's earnings, financial position, capital requirements and such other factors as the Board of Directors deems relevant.

    COMMITMENTS TO ISSUE SHARES. In connection with a letter agreement with Leisure Hotel Management dated February 3, 1998, the Company has authorized the issuance of up to $900,000 worth of shares of Class A Common Stock upon the attainment of certain development milestones. On March 3, 2000, the Company issued 48,290 shares of Class A Common Stock, valued at approximately $240,000, in satisfaction of the first such milestone. The Company is also obligated to grant options for shares of Class A Common Stock under its employee stock option plan to certain members of the Company's franchise salesforce in the event they achieve specified sales benchmarks in 2000.

ITEM 6. SELECTED FINANCIAL DATA.

    Presented below is selected consolidated historical financial information of the Company and its subsidiaries for the years ended December 31, 1999, 1998 and 1997, respectively. The selected financial data has been derived from the consolidated financial statements which were audited by the Company's independent public accountants and should be read in conjunction with the Company's Consolidated Financial Statements (and the related notes and schedules thereto, including Note 12, "Segment Reporting") included under "Item 8. Financial Statements and Supplementary Data" of this Report and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of this Report.

                            SELECTED FINANCIAL DATA

                                                                 YEAR ENDED DECEMBER 31,
                                                           ------------------------------------
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)               1999         1998         1997
-----------------------------------------------            ----------   ----------   ----------
STATEMENT OF OPERATIONS DATA:
Revenues.................................................  $   19,696   $   10,584   $    1,867
Expenses.................................................      33,382       13,468       10,814
Net loss after tax.......................................      13,748        2,884        8,947
Loss applicable to common
Stockholders.............................................      13,748        2,884        8,947
Net loss applicable to common
Stockholders per share...................................        0.69         0.16         0.71
Weighted average common
Shares outstanding (1)...................................  19,886,030   17,670,591   12,563,772
BALANCE SHEET DATA (at period end):
Working capital..........................................       6,348   $   15,936   $   12,144
Total assets.............................................      70,712       84,176       36,351
Total liabilities........................................      13,874       14,467       32,153
Redeemable Preferred Stock (2)...........................                       --           --
Redeemable Common Stock..................................         324          324          324
Stockholders' equity.....................................  $   56,514   $   69,385   $    3,874

------------------------

(1) Includes 3,128,473 shares for the periods ended December 31, 1999, 1998, and 1997, respectively, of Class A Common Stock that are redeemable under certain circumstances by the Company for reasons not under the Company's control.

(2) On January 1, 1997, all the outstanding shares of redeemable preferred stock were converted into $18,477,000 aggregate principal amount of 10% subordinated debentures due September 29, 2007. The subordinated debentures and associated interest were paid off with a portion of the proceeds from the equity offering on May 19, 1998.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

GENERAL

    This "Management's Discussion and Analysis of Financial Condition and Results of Operations" should be read in conjunction with the consolidated financial statements included herein of the Company and its subsidiaries. Certain statements under this caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" constitute "forward-looking statements" under the Reform Act. See "Special Note Regarding Forward-Looking Statements" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Risk Factors". Comparisons have been made between the years ended December 31, 1999, 1998 and 1997 for the purposes of the following discussion.

INTRODUCTION

    Although 1999 was a challenging year in a number of respects, USFS recorded record revenues, income from operations (before giving effect to certain charges described below), franchise sales and hotel openings. The Company was profitable on an operating basis (before giving effect to certain charges described below) for the first time ever.

    However, during 1999, the Company began to feel the effects of the increasingly difficult environment now being encountered by some of its franchisees. The hotel industry continues to experience declining occupancies and percentages of room rate increases, and increases in the costs of doing business, particularly in the limited services segment. Additionally, hotel operators face increasing new room supply and higher interest rates. As a result, the Company believes its franchise royalty and management fee income suffered in 1999 due to timing delays of hotel openings and financial performance of certain hotels. Furthermore, the Company believes that during 1999 the number of hotel companies participating in the hotel franchising business increased. As reported in its Form 10-Q for the quarter ended September 30, 1999, the Company is addressing this more competitive environment by adding additional personnel in franchise services, quality, marketing and training to provide additional support to customers which will result in higher corporate overhead in 2000.

    The effects of this more difficult and competitive environment caused the Company to record a special charge of approximately $19.3 million in 1999. Of the total charge, approximately $1 million relates to cash expenditures to be made in 2000. The largest portion of the charge ($17.1 million) came from reserves against the Company's loan portfolio, only approximately $0.4 million of which relates to cash expenditures to be made in 2000. Of the $17.1 million charge, $15.5 million related to reserves taken against the principal and accrued interest on the loan made to Ventures in connection with the 1998 acquisition of the Best Inns brand. See "Item 1. Business--Acquisition of the Brands--Best Inns Acquisition." In the fourth quarter 1999, the Company was advised by Ventures that the senior lender to its operating subsidiary planned to institute a "lock-box" arrangement because of the deteriorating financial condition of the 17 hotels owned by that subsidiary. The lock-box arrangement, which was executed in March 2000, effectively precludes the payment of cash interest to the Company while such arrangement is in place. The Company will continue to receive interest as in-kind payments. Based upon the current performance level of the properties owned by the subsidiary of Ventures and the institution of a lock-box by the senior lender, the Company concluded that the value of the loan was impaired and therefore it was appropriate to take a reserve against the value of the loan and the accrued interest. The Company did not recognize the paid-in-kind interest interest income in the fourth quarter of 1999. Unless performance of these properties improves, the Company does not intend to include in income the pay-in-kind interest related to the Ventures loan in 2000.

    To the extent that the difficult environment encountered by the Company's franchisees during 1999 continues in 2000, the Company's royalty and management fee revenues and profitability could be adversely affected and all or a portion of the Company's remaining loan portfolio ($14.3 million net of $16.1 million of reserves at December 31, 1999) could become impaired.

    The difficult environment confronting hotel operators combined with the lack of scale of the Company's hotel management operations has caused the Company to begin to reevaluate the future prospects of its hotel management business line. During 1999, 17 management contracts were terminated, leaving the Company with 24 contracts at December 31, 1999. As of March 10, 2000 the Company has agreed to terminate three additional contracts, leaving the Company with 21 contracts (including 17 with the operating subsidiary of Ventures). The Company is currently considering various alternatives related to the remaining contracts. Accordingly, because the Company is managing fewer properties, hotel management revenues will decline substantially in 2000 as compared to 1999. If the Company determines not to continue to provide management services, the Company may be required to take a non-recurring charge related to exiting the management business line in 2000. The amount of this charge cannot be determined at this time.

    USFS announced that in recent months it received a number of unsolicited inquiries regarding the possible sale of the Company, including inquiries from several competitors. In response to those unsolicited inquiries, the Company retained Banc of America Securities LLC as an advisor. The Company has had discussions with several of those persons, although none resulted in offers which were satisfactory to the Company and to the Board of Directors. The Company has requested that Banc of America Securities assist the Company more generally in evaluating strategic alternatives and opportunities that may be or become available to the Company.

    USFS does not intend to update the information contained herein with respect to its exploration of potential strategic alternatives for any future developments or circumstances unless and until there is a definitive transaction agreement entered into between USFS and any third party or until its exploration of potential alternatives is definitively terminated. There can be no assurance whatsoever that any transaction between USFS and any third party will take place or, even if one does occur, about the nature and extent of any terms and conditions of any such potential transaction.

RESULTS OF OPERATIONS

REVENUES:

    The Company derived revenues from the following sources:

                                                                YEARS ENDED DECEMBER 31,
                                                            1999          1998          1997
Royalty and other fee income...........................  $14,607,000   $ 7,578,000   $  769,000
Franchise application fees.............................    5,089,000     3,006,000    1,098,000
                                                         -----------   -----------   ----------
TOTAL..................................................  $19,696,000   $10,584,000   $1,867,000

1999 REVENUES COMPARED TO 1998 REVENUES

    Royalty and other fee income increased $7.0 million for the year ended December 31, 1999. The largest portion of the increase was in royalties
($5.9 million), which increased from $4.5 million to $10.4 million. This increase resulted from an increase in the number of royalty paying hotels from 197 at the end of 1998 to 370 at the end of 1999. In addition, management company revenues increased $0.5 million from $1.4 million to $1.9 million, primarily due to the fact that 1998 only had a partial year of management company results (USFS obtained management contracts on April 28, 1998 in connection with the Best Inns acquisition). Management fee revenue is expected to decline substantially in 2000 as discussed in the Introduction. Other fee income increased $0.6 million primarily because of an increase in national accounts revenue. Franchise application fees increased $2.1 million as a result of an increase in the number of hotels opened during the year from 107 in 1998 to 182 in 1999.

1998 REVENUES COMPARED TO 1997 REVENUES

    Royalty and other fee income increased $6.8 million in 1998 compared to 1997. The largest portion of the increase related to higher royalties
($4.3 million), which increased from $0.2 million to $4.5 million. This increase resulted from the increase in the number of royalty paying hotels from 43 at the end of 1997 to 197 at the end of 1998. In 1998, USFS began receiving hotel management fees from third party property owners resulting from the completion of the Best Inns acquisition on April 28, 1998. Hotel management fees were $1.4 million in 1998. Other fee income increased $1.1 million due primarily to the first year of management fees from Constellation Development Fund
($1.0 million) which was formed in March 1998. Franchise application fees increased $1.9 million, as a result of an increase in the number of hotels opened during the year from 42 in 1997 to 107 in 1998.

EXPENSES:

    The Company's expenses are in the following areas:

                                                               YEARS ENDED DECEMBER 31,
                                                           1999          1998          1997
General and administrative............................  $12,175,000   $11,590,000   $ 9,083,000
Franchise sales commissions...........................    4,878,000     2,216,000       641,000
Depreciation and amortization.........................    1,677,000     1,393,000       571,000
Interest income.......................................   (2,469,000)   (2,493,000)   (1,386,000)
Interest expense......................................                    762,000     1,905,000
Bad debt reserve......................................   17,121,000            --            --
TOTAL EXPENSES........................................  $33,382,000   $13,468,000   $10,814,000

1999 EXPENSES COMPARED TO 1998 EXPENSES

    Total expenses increased $19.9 million from 1998 to 1999. In 1999, total expenses included approximately $19.3 million of special charges, $17.1 million of which related to bad debt reserves (only approximately $0.4 million of which relates to cash expenditures to be made in 2000), $1.4 million of which was in general and administrative expenses and $0.6 million of which was in commission expense. Excluding such charges, total expenses increased $0.6 million from $13.5 million in 1998 to $14.1 million in 1999.

    Excluding $1.4 million of the charges recorded in 1999, general and administrative expenses otherwise decreased $0.8 million from $11.6 million in 1998 to $10.8 million in 1999. The primary reasons for this decline include:
(i) a reduction of approximately $0.4 million in compensation expense resulting primarily from the change to a completely incentive-based plan for senior sales personnel; (ii) a reduction in professional fees of approximately $0.2 million;
(iii) a reversal of approximately $0.2 million of a reserve taken in a previous year in anticipation of a move to a new office space that was no longer required after the Company executed an addendum to the lease for its existing office space in July 1999, and (iv) lower marketing expenses of approximately
$0.4 million. This decline was partially offset by a $0.4 million increase in general and administrative expenses related to the management business line. Expenses associated with the management business line increased from $0.9 million in 1998 to $1.3 million in 1999 primarily as a result of a full year of operations in 1999 compared to 1998.

    The $1.4 million of special charges included in general and administrative expenses includes: (i) approximately $0.5 million related to the deposit forfeiture and associated expenses resulting from the abandonment of the proposed acquisition by the Company of an existing Hawthorn Suites hotel in Atlanta, Georgia; (ii) a reserve of approximately $0.3 million related primarily to the improvements associated with a parcel of land held for resale;
(iii) approximately $0.3 million related to various legal expenses, the primary portion of which related to the disposition of a dispute over development fees owed to a builder for two hotels built on behalf of the Company; and
(iv) approximately $0.3 million of other charges.

    Franchise sales commissions increased $2.7 million primarily due to the increased number of hotel openings in 1999 compared to 1998. Commission expense for 1999 includes a net commission adjustment of approximately $0.6 million primarily related to a non-recurring charge for license agreements defaulted due to noncompliance with agreed upon milestones and a change in commissions for executive management.

    Depreciation and amortization expense increased approximately $0.3 million for the year ended December 31, 1998 primarily due to increased amortization related to issuance of development subsidies.

    Interest income was substantially similar in 1999 and 1998. The Company did not record pay-in-kind interest related to the loan to Ventures in the fourth quarter of 1999, and does not expect to recognize pay-in-kind interest in 2000. Therefore, interest income is expected to decline in 2000 compared to 1999.

    Bad debt reserves increased by approximately $17.1 million in 1999 due primarily to a $15.5 million reserve taken against the principal amount and accrued interest of the note to Ventures and a $1.6 million reserve taken against termination of the Nomura loan program and various monies due from franchisees.

    In May 1998, the Company repaid all outstanding debt with proceeds from its common stock offering. Therefore, interest expense declined by $0.8 million in 1999 compared to 1998.

1998 EXPENSES COMPARED TO 1997 EXPENSES

    Expenses increased approximately $2.7 million in 1998 compared to 1997.

    General and administrative expenses increased $2.5 million in 1998 compared to 1997, the largest portions of which are: (i) the addition of a management company (approximately $0.9 million) due to the addition of the management business on April 28, 1998 in connection with the Best Inn Acquisition,
(ii) additional salaries and wage-related costs pertaining to the increased number of executed and open hotels (approximately $0.7 million), and
(iii) increased travel expenses (approximately $0.5 million) and (iv) increased administrative expenses and other external advisory services (approximately $0.4 million).

    Franchise sales commissions increased $1.6 million due to the increased number of hotel openings in 1998 compared to 1997.

    Depreciation and amortization expense increased $0.8 million in 1998 compared to 1997 primarily due to (i) increased amortization related to the acquisitions of the Hawthorn and Best Inns brands (approximately $0.6 million) and (ii) increased depreciation due to the implementation of a new reservation system, computers and related business equipment (approximately $0.2 million).

    Interest income increased $1.1 million primarily due to additional loans to franchisees and interest earned on the cash proceeds from the Company's
May 1998 equity offering. Interest expense decreased $1.1 million due to the payoff of the Company's outstanding indebtedness in connection with the May 1998 equity offering.

NET LOSS--A summary of operating results is as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                            1999          1998          1997
Loss after taxes......................................  ($13,748,000)  ($2,884,000)  ($8,947,000)
Loss applicable to common stockholders................  ($13,748,000)  ($2,884,000)  ($8,947,000)

1999 NET LOSS COMPARED 1998 NET LOSS

    The Company's net loss increased by $10.9 million in 1999 compared to 1998. Excluding the $19.3 million in special charges in 1999, the Company earned net profits from operations of approximately $5.5 in 1999 compared to a net loss from operations of $2.9 million in 1998 representing an improvement of approximately $8.4 million compared to 1998. The increase in profit from operations is due primarily to the number of hotel openings and operating hotels resulting in increased application fees and royalty revenues, various management fees, and a reduction in interest expense due to the pay-off of the Company's outstanding indebtedness in 1998. The Company had accumulated net operating loss carry-forwards for income tax purposes of $12.7 million and $13.9 million as of December 31, 1999 and 1998, respectively. Given the uncertainty regarding eventual use of the carry-forward due to the limited operating history of the Company, management recorded a valuation allowance for the full amount of the deferred tax asset as of December 31, 1999.

1998 NET LOSS COMPARED TO 1997 NET LOSS

    The Company's net loss decreased by $6.1 million during 1998 primarily due to the increased number of hotel openings and operating hotels resulting in increased application fees and royalty revenues, various management fees, a reduction in interest expense due to the pay-off of the Company's outstanding indebtedness and an increase in interest income. The Company had accumulated net operating loss carry-forwards for income tax purposes of $13.9 million and $11.5 million as of December 31, 1998 and 1997, respectively. Given the uncertainty regarding eventual use of the carry-forward due to the limited operating history of the Company, management recorded a valuation allowance for the full amount of the deferred tax asset as of December 31, 1998.

LIQUIDITY AND CAPITAL RESOURCES

    On October 24, 1996, the Company completed a public offering of 1,825,000 shares of Class A Common Stock at $13.50 per share. Net proceeds were approximately $21 million, all of which have been spent by the Company.

    On May 19, 1998, the Company completed a public offering of 4,250,000 shares of Class A Common Stock at $10.50 per share. The Company received net proceeds of approximately $41 million, of which approximately $30 million was used to repay all of its outstanding indebtedness, including all principal and accrued interest. The remaining $11 million was held either as cash or cash equivalents to be used for working capital and general corporate purposes. Cash and cash equivalents were $6.3 million as of

December 31, 1999. In management's opinion, based on the Company's current operations, the Company's capital resources, including its cash on hand and borrowing capability, are sufficient to fund operations for the next 12 months.

    In connection with the establishment of the Development Fund (see "Item 1. Business--Development Fund"), the Company committed to make a loan of up to $10 million to Constellation. Constellation will use the funds to make an investment which is subordinated to certain debt and equity returns of investors in the Development Fund. The loan bears interest at an annual rate of 8%, is non-recourse and is repayable from distributions and payments made to Constellation from the Development Fund. As of December 31, 1999, the Company had made loans of approximately $5.7 million in the aggregate to Constellation, and expects to lend approximately an additional $400,000 to Constellation. Due to the uncertainty surrounding ultimate recoverability of the subordinated loans, the Company is accounting for them on the cost-recovery basis, where interest income is recorded only after recovery of principal. In addition, the Company sold an aggregate of 500,000 shares of Class A Common Stock to NorthStar and Lubert-Adler for $5.6 million. Rights of NorthStar and Lubert-Adler to acquire additional shares of Class A common stock have expired. The Company will be paid $3.5 million over the first five years to manage the Development Fund and has earned $2 million of such payments as of December 31, 1999.

    In connection with the Best Inns Acquisition (see "Item 1. Business--Acquisition of the Brands-Best Inns Acquisition"), the Company made a $15 million unsecured subordinated loan to Ventures at an interest rate of 12% per annum, interest on which will be paid in cash to the extent available and otherwise will be paid-in-kind. The loan is subordinated to a guarantee provided by Ventures in connection with a third-party senior loan in the principal amount of approximately $65 million to its subsidiary that acquired 17 Best Inns hotels in the Best Inns acquisition and is structurally subordinated to such third party loan. In the fourth quarter 1999, the Company was advised that the senior lender informed Ventures of its intention to institute a "lock-box" arrangement, thereby eliminating the payment of cash interest to the Company while such arrangement is in place. The Company will continue to receive interest in-kind payments but will not include such in-kind payments in income. In March 2000, the lock-box agreement was executed. The Company has taken a $15.5 million reserve during the fourth quarter 1999 against the loan and accrued interest. If the senior debt is not paid currently, certain management and franchisee fees could be deferred until cash is available. A portion of these fees were deferred in the fourth quarter 1999. The Company also committed to make up to $7.5 million of additional loans to Ventures under certain circumstances, including if required by Ventures in order to make a capital contribution to the owner of the properties in order to achieve compliance with certain debt service coverage ratios in order to obtain an extension of the maturity date of the loan, or to obtain the release of a property from the senior lender's liens in connection with a condemnation, casualty or otherwise. No such additional loans have been made as of December 31, 1999, but it is possible the loan, or a portion thereof, will be required to be made in the future. The Company manages the hotels owned by the subsidiary of Ventures. Commencing April 2001, the Company may be obligated to reimburse the owner of the properties for as much as 90% of the management fee if the owner's net profit for the 12-month period then ended, and each subsequent 12-month period, falls below a specific level. If the performance of the hotels does not materially improve by April 2001, the Company expects to have to make a payment to the owner of the properties. In addition, the senior lender to these properties has advised Ventures in March 2000 that it currently has the right to require the termination of the management contract, but is not doing so at this time. The Company also issued to Alpine Equities, an affiliate of Ventures, 350,000 shares of Class A Common Stock for a purchase price of $1.6 million. Additionally, the Company agreed to pay to Alpine Equities $1,000 per year for each hotel added to the Best Inns system after the closing of the transaction, provided that such new hotels are paying royalties to the Company or any of its affiliates.

    The Company currently has no outstanding lines of credit in place. The Company currently uses cash and its own stock as its primary capital resource.

    For the year ended December 31, 1999, the Company had a net loss of $13.7 million. The net cash used in operating activities was $0.3 million. The net use of cash was primarily in accounts receivable, prepaid expenses and deposits. Net cash used was partially offset by cash inflows of application fees for executed franchise agreements, depreciation and amortization, non-cash compensation cost related to the Company's employee stock option plans and increases in accrued expenses.

    For the year ended December 31, 1998, the Company had a net loss of $2.9 million. The net cash used in operating activities was $11.6 million. The net use of cash was primarily a result of increases in promissory notes receivable related to the application fees on executed franchise agreements, increases in deferred commissions paid to salesmen for executed franchise agreements, and increases in loans to franchisees. Net cash used was partially offset by cash inflows of application fees for executed franchise agreements, depreciation and amortization, non-cash compensation cost related to the Company's employee stock option plans and increases in commissions payable.

    For the year ended December 31, 1999, net cash used in investing activities was $9.5 million which was primarily a result of the issuance of development subsidies to franchisees and loans to Constellation Development Fund.

    For the year ended December 31, 1998, net cash used in investing activities was $17.0 million which was primarily a result of the issuance of the previously discussed long term notes receivable, issuance of development subsidies to franchisees, acquisition of property and equipment and acquisition of franchise rights.

    For the year ended December 31, 1999, net cash provided by financing activities was $0.2 million resulting from the exercise of stock options.

    For the year ended December 31, 1998, net cash provided by financing activities was $28.8 million which was a result of the issuance of common stock, partially offset by repayment of the Company's outstanding indebtedness.

YEAR 2000 COMPUTER MATTER.

    The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions or customer reservations or engage in similar normal business activities. The Company has devoted substantial resources and time to analyzing and remediating Year 2000 Issues that are within the Company's control that may significantly impact the Company's operations. Based on these efforts, the Company has experienced no material disruptions or adverse effects due to Year 2000 issues and management believes that the Year 2000 Issue will not pose material operational problems for its computer systems and does not expect that any remaining costs of compliance will have a materially adverse impact on the results of operations during any quarterly or annual reporting period. The Company does not believe that its operations and systems are vulnerable to those third parties' failure to remediate their own Year 2000 Issues. There can be no guarantee that the systems of other companies on which the Company's operations and systems rely will not have an adverse effect in the Company's systems or results of operations. There can be no assurances that circumstances will not arise in the future that will require management to take action in addition to what has already been performed on the Year 2000 Issues.

SEASONALITY.

    Royalties generated by gross room revenues of franchised properties are expected to be the largest source of revenue for the Company for the immediate future. The Company expects to experience seasonal revenue patterns similar to those experienced by the lodging industry generally. The summer months, because of increase in leisure travel, are expected to produce higher revenues for the Company than other periods. Accordingly, the Company may experience lower revenues and profits in the first and fourth quarters and higher revenues and profits in the second and third quarters.

INFLATION.

    The rate of inflation has not had a material effect on the revenues or operating results of the Company since its inception.

RESERVATIONS AND ADVERTISING FUNDS

    During 1998, the Company created independent reservations and advertising not-for-profit corporations owned by its franchisees (the "Funds") for the purpose of collecting and disbursing reservations and advertising fees related to the Microtel and Hawthorn brands. In connection with the creation of the Funds, the Company ceased reporting reservations and advertising fees and expenses related to these Funds within its consolidated financial statements effective April 1, 1998. Any deficits arising from reservations and advertising operations for quarterly periods prior to April 1, 1998 have been included in general and administrative expenses. The Company manages the reservations and advertising programs on behalf of the Funds, and has made interest-bearing loans at 8.5% in aggregate principal amounts, net of reserves, of approximately
$1.0 million to the Microtel Fund to supplement reservation, advertising, and promotional efforts, and may make additional loans in the future. The Company also administers reservations and advertising programs on behalf of Best Inns franchisees by virtue of its management of Best Reservations Corp., an Illinois not-for-profit corporation and has made interest-bearing loans at 8.5% in aggregate principal amounts of approximately $0.8 million to Best Reservation Corp. as of December 31, 1999, and may make additional loans in the future.

RISK FACTORS

    In evaluating the Company and its business, the following risks should be considered. These are not the only risks the Company faces. Some risks are not yet known to the Company and others that the Company does not consider material but could later turn out to be so. All of these risks could adversely affect the Company's business:

MANAGEMENT OF GROWTH

    The Company has experienced rapid growth in the number of its employees and the scope of its operations since its inception. This growth has resulted in, and is expected to continue to create, new and increased responsibilities for management personnel, as well as added demands on the Company's operating and financial systems. The Company's success will depend on its ability to manage this growth while implementing its strategy. The efforts of key management personnel and the Company's ability to attract or develop new management personnel and to integrate these new employees into its overall operations will be crucial to continued growth. The recent aggressive competition in the franchise business has made it more difficult and more costly to attract qualified personnel. If the Company is unable to manage growth effectively, the Company's business and results of operations could be materially and adversely affected.

DEPENDENCE ON, AND OBSTACLES TO, HOTEL OPENINGS

    The Company expects that in the future its principal source of revenue will be franchise fees received from its franchisees. Accordingly, future revenues will be highly dependent on the timing and the number of open hotels and their gross room revenues. There are numerous factors beyond the control of the Company which affect the probability and timing of a hotel opening and the ability or desire for a hotel to stay in the Company's franchise system. These factors include, but are not limited to, the ability of a potential hotel owner to (i) secure adequate financing or satisfy financing payments during the construction period; (ii) locate an appropriate site of a hotel; (iii) obtain all necessary state and local construction, occupancy or other permits and approvals; (iv) obtain necessary construction materials; and
(v) reach a satisfactory level of profitability at the hotel. Under industry and general economic conditions that prevailed in 1999 and that are expected to continue in 2000, hotel developers have had and may continue to have difficulty accessing needed capital and attaining satisfactory levels of profitability. As a result, the number and timing of franchised hotel openings, and accordingly the Company's franchise fees, could be adversely affected if current conditions do not improve. Additionally, there can be no assurance that accepted franchise applications will result in executed franchise agreements or that executed franchise agreements will result in open properties. Deteriorating conditions in the lodging industry can be expected to adversely affect the likelihood that properties in development will open on a timely basis or at all.

LIMITED OPERATING HISTORY; NET LOSSES; OUR RESULTS FLUCTUATE AND THESE FLUCTUATIONS CAN BE UNPREDICTABLE

    The Company began operating in October 1995 and therefore has a limited operating history upon which investors can evaluate its performance. While the Company was profitable during the first three quarters of 1999, the Company incurred significant charges in the fourth quarter of 1999 that resulted in a net loss for the year. There can be no assurance that the Company will be profitable in the future. Additionally, events outside our control, including those set forth in other risk factors, may cause the Company to experience fluctuations in revenues and operating results. As a result, the Company's future results may be below market expectations, including the expectations of financial analysts and investors. A failure to meet such expectations may adversely affect the trading price of the Company's Class A Common Stock.

MANAGEMENT, BY VIRTUE OF OWNERSHIP OF SUPERVOTING CLASS B COMMON STOCK, CONTROLS THE COMPANY

    Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share. Each share of Class B Common Stock is convertible at any time into one share of the Class A Common Stock and, with limited exceptions, will convert automatically upon any transfer thereof. Michael A. Leven, Chairman, President and Chief Executive Officer, and Neal K. Aronson, Executive Vice President and Chief Financial Officer, have the right to vote all of the outstanding shares of Class B Common Stock, which, together with shares of Class A Common Stock which they beneficially own (including stock held by other members of management), represent approximately 65% of the combined voting power of the Company's outstanding Common Stock. By reason of their right to vote the Class B Common Stock, Messrs. Leven and Aronson will be able to (i) elect all of the Company's directors (except as otherwise contractually provided), (ii) amend the Charter with respect to most matters, (iii) effect a merger, sale or other major corporate transaction, (iv) defeat any unsolicited takeover attempt and
(v) generally direct the affairs of the Company (including in a manner that may benefit themselves disproportionately relative to other shareholders).

SUCCESSFUL COMPLETION AND INTEGRATION OF ACQUISITIONS

    One element of the Company's business strategy is to continuously evaluate acquisitions and business combinations. These acquisitions may be of brands in the lodging industry or in other industries, or of businesses that the Company does not expect to franchise, which would require the Company to develop expertise in areas that it does not currently operate. There can be no assurance that the Company will identify and complete suitable acquisitions or if completed, that such acquisitions will be successfully integrated. The Company did not engage in any such transaction in 1999. Acquisitions involve numerous risks, including difficulties assimilating new operations and brands. There can be no assurance that any acquisitions would result in long-term benefits to the Company or that management would be able to manage effectively the resulting business.

DEPENDENCE ON SENIOR MANAGEMENT

    The success of the Company is largely dependent on the efforts and abilities of its senior management and certain other key personnel, particularly
Messrs. Leven, Aronson and Steve Romaniello, Executive Vice President-Franchise Sales and Administration. The Company's success will depend in large part on its ability to retain these individuals and other current members of its senior management team and to attract and retain qualified personnel in the future. The loss of members of senior management or of certain other key employees or the Company's inability to retain and attract other qualified employees could have an adverse impact on the Company's business and results of operations. Certain franchise agreements have stipulations which allow franchisees to exit without penalty if certain members of management are no longer affiliated with the Company. The Company does not maintain key person life insurance on behalf of the lives of any of its officers or employees.

COMPETITION FOR NEW FRANCHISE PROPERTIES AND HOTEL GUESTS

    Competition among national brand franchisers and smaller chains in the lodging industry to grow their franchise systems is fierce and intensified during 1999. During 1999, an increasing number of hotel companies announced new franchise initiatives. As a result, the Company believes there has been a marked increase in franchise sales personnel throughout the lodging industry and more aggressive financial incentives are being offered to hotel owners and developers. Many of the Company's competitors are affiliated with larger chains with substantially more properties, greater marketing budgets and greater brand identity than the Company and its brands. There can be no assurance that the Company can franchise a sufficient number of properties to generate operating efficiencies that will enable it to compete with these larger chains. See "Business--Competition."

GENERAL RISKS OF THE LODGING INDUSTRY

    The Company is exposed to general risks of the lodging industry in a number of ways. First, as a franchiser and manager, the Company's franchise royalty and management fee revenues vary directly with its franchisees' gross room revenues. As a result, the Company's franchise and management businesses are, and will be, affected by risks experienced by hotel operators generally. In fact, because of factors adversely affecting the lodging industry such as lower occupancy rates, lower percentages of daily rate growth, higher interest rates and increased room supply competition, the Company is currently evaluating the future prospects of its management business to determine whether to continue to offer management services. Second, to the extent the Company directly or indirectly makes equity or debt investments in hotel properties, those investments will be subject to the risks experienced by the underlying properties. Third, the Company may directly acquire ownership interests in its branded hotel properties in order to promote the brand or for other reasons. To the extent that the Company owns or leases hotel properties, it will be subjected to the risks of a hotel operator.

    The segments in which hotels franchised under the Company's brands currently operate or plan to operate, may be adversely affected by changes in national or local economic conditions and other local market conditions, such as an oversupply of or a reduction in demand for lodging or a scarcity of potential sites in a geographic area, changes in travel patterns, extreme weather conditions, changes in governmental regulations that influence or determine wages, prices, construction costs or methods of operation, changes in interest rates, the availability of financing, and changes in real estate tax rates and other operating expenses. In addition, due in part to the strong correlation between the lodging industry's performance and economic conditions, the lodging industry is subject to cyclical changes in revenues and profits. In fact, the Company believes that hotel operators were negatively affected during 1999 by increased room supply, weaker room demand and higher interest rates, among other things. These risks may have been exacerbated by the relatively illiquid nature of real estate holdings.

    Downturns or prolonged adverse conditions in real estate or capital markets or in national or local economies could have a material adverse impact on the Company's ability to locate new franchisees, the timing of new hotel openings, the number of rooms at newly-opened hotels, and the amount of royalty and management fee income earned by the Company and could result in the cancellation of the Company's franchise agreements and management contracts and increase risks of impairment on loans or other investments made by the Company directly or indirectly to or in franchisees and developers and potential deferral or loss of the interest income associated with such potential write-offs. In fact, during 1999, 12 of the Company's franchised hotels left their respective systems and 17 of the Company's management contracts were terminated. In addition to the aforementioned risks, the Company's current and potential future investments in or ownership of hotel properties creates a risk of decreased earnings due to losses related to start-up expenses or ongoing losses due to shortfalls in expected performance of a hotel. In addition, any guaranty required to secure construction or permanent loan financing could adversely affect the Company's financial condition.

    The Company expects to experience seasonal revenue patterns similar to those experienced by participants in the lodging industry generally. Accordingly, the summer months, because of increases in leisure travel, are expected to produce higher revenues for the Company than other periods during the year.

DEVELOPMENT AND OWNERSHIP RISK

    The Company's success depends upon the development or conversion and opening of hotels. As a result, it is subject to risks experienced by hotel developers. These risks, which are applicable to Microtels as new construction properties, and to Hawthorn and Best Inns as both new construction and conversion properties, include delays in the commencement or completion of construction, failure to obtain all necessary zoning and construction permits, discovery of environmental hazards, unavailability of financing on favorable terms, if at all, the failure of developed properties to achieve desired revenue or profitability levels once opened, competition for suitable development sites from competing franchise chains, the risk of incurring substantial costs in the event a development project must be abandoned prior to completion, changes in governmental rules, regulations and interpretations and general economic and business conditions. The Company's revenues may also be adversely affected by increases in interest rates, which could increase the costs of financing new hotel construction or the conversion of existing hotels. Any one of these risks could discourage or prohibit potential franchisees from beginning or completing hotel projects or harm the profitability of an open hotel, which could result in the termination of franchise agreements and management contracts.

    If the Company leases and/or owns hotel properties or makes, directly or indirectly, equity or debt investments in hotel properties, it would be subject to risks experienced by hotel operators generally. The Company recently incurred costs of approximately $0.5 million in connection with its abandoned purchase of a Hawthorn Suites property, representing a portion of a forfeited deposit and transaction costs.

RISKS RELATING TO THE FINANCING OF FRANCHISEES

    The Company participates, from time to time, in construction loans, equity investments, and long-term mortgage loans made to franchisees. In particular, the Company has committed to lend up to $10 million to Constellation Equity Corp. ("Constellation") to be invested by Constellation in Constellation Development Fund, LLC (the "Development Fund") and to be used by the Development Fund to provide debt and equity financing to selected developers. As of December 31, 1999, the Company has loaned approximately $5.7 million in the aggregate to Constellation and expects to loan approximately an additional $400,000 to Constellation in 2000. The loan to Constellation is subordinated to returns of other members. If such returns are not met, this loan could be jeopardized. Due to the uncertainty surrounding the ultimate recoverability of the subordinated loan, the Company is accounting for them on a cost-recovery basis, where interest income is recorded only after recovery of principal. As of December 31,

1999, the Development Fund has invested in seven Microtels and two Hawthorn Suites hotels which are in different stages of development. As of February 21, 2000 the managers of the Development Fund agreed that no additional projects will be commenced in the future. In addition, the Company made a $15 million unsecured subordinated loan to Alpine Hospitality Ventures LLC ("Ventures") in connection with the Best Inns acquisition at an interest rate of 12% per annum, interest on which will be paid in cash to the extent available and otherwise to be paid in-kind. The loan is subordinated to a guaranty provided by Ventures in connection with a third party senior loan in the principal amount of approximately $65 million to its subsidiary that acquired 17 Best Inns hotels in the Best Inns transaction and is structurally subordinated to such third party loan. The Company is also committed to make additional loans of up to $7.5 million to Ventures under certain circumstances. No such additional loans were made as of December 31, 1999, but it is possible that the loan, or a portion thereof, will be required to be made in the future. Each of Ventures and Constellation is a highly leveraged entity and there can be no assurances that any loans to Ventures or Constellation will be repaid. In the fourth quarter 1999, the Company was advised by Ventures that the senior lender to its operating subsidiary planned to institute a "lock-box" arrangement because of the deteriorating financial condition of the operating subsidiary. In
March 2000, the lock-box agreement was executed. The lock-box arrangement effectively precludes the payment of cash interest to the Company while such arrangement is in place. The Company will continue to receive interest in-kind payments but will not include such in-kind payments in income. Recognition of such in-kind payments as income is dependent upon the amount of underlying property values of the borrower, relative to other lenders and shareholders. There can be no assurance that those values will continue to be sufficient to permit the Company to continue to record such interest income and, in fact, no such income has been recognized by the Company in the fourth quarter 1999, and the Company does not currently expect to record income in 2000. In fact, the Company has taken a reserve of approximately $15.5 million associated with the principal and accrued interest of the loan.

    The Company has also made various loans and advances to individual franchisees, the reservation and marketing funds for the Microtel and Best Inns brands, and loan participations in a financing program with Nomura Asset Capital Corp. See "Item 3. Legal Proceedings" for a discussion of a pending litigation concerning these loan participations. The Company is subject to the risks experienced by lenders generally, including risks of franchisee/borrower defaults and bankruptcies. Among other things, the ability of the borrowers to repay these loans will be affected by the factors discussed under "General Risks of the Lodging Industry" and "Development and Ownership Risk." The failure of a borrower to pay interest could have a material adverse effect on the Company's results of operations. In the event of default under such loans, the Company, as a lender, would bear the risk of loss of principal to the extent the value of the collateral was not sufficient to pay lenders, which may be more senior in the capital structure. As of December 31, 1999, in addition to the loans to Ventures and Constellation, the Company had outstanding loans made to borrowers of approximately $8.6 million aggregate principal amount (net of approximately $1.1 million of reserves). If the financial condition of the borrowers of these loans were to worsen, the loans could be deemed to be impaired, which could result in a significant charge to the Company and future interest income related to these loans could be deferred or eliminated which could have a materially adverse effect on future income. In connection with equity investments, the Company would be subject to risks as an equity investor. See "Business--Regulation."

REGULATION

    The sale of franchises is regulated by various state laws, as well as by the FTC. To the extent that the Company manages, owns or leases hotel properties, it will be subject to additional governmental regulations. For example, owners and operators of hotels are subject to numerous federal, state and local government regulations, including those relating to the preparation and sale of food and beverages (such as health and liquor license laws) and building and zoning requirements. Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. The determination that hotels owned, managed or leased by the Company are not in compliance with the ADA could result in the imposition of fines, and award of damages to private litigants or significant expense to the Company in bringing these hotels into compliance. Additionally, various national, state and local laws and regulations may affect activities undertaken by the Company in connection with providing financing to franchisees. In particular, the Company may be required to obtain a license or to register in certain states in order to arrange loans to be made to franchisees. See "Business--Regulation."

DEPENDENCE ON SPIRIT RESERVATION SYSTEM

    Franchisees of the Hawthorn brand open one year or greater derived approximately 21% of their reservations through the Spirit Reservation System, which is operated under contract with Hyatt Hotels Corporation by CSC Outsourcing, Inc. ("CSC") and Sabre Technology Solutions ("Sabre"). There can be no assurance that CSC and Sabre will continue to service Hawthorn Suites' reservations needs in the future. See "Business--The Company's Lodging Franchise Systems--Hawthorn Suites".

ABSENCE OF DIVIDENDS

    The Company has not paid a dividend on its Common Stock since its inception. The Company intends to retain any earnings to finance its growth and for general corporate purposes and therefore does not anticipate paying any cash dividends in the foreseeable future. See "Dividend Policy". In addition, future financing agreements may contain limitations on the payment of cash dividends or other distributions of assets to the holders of Common Stock.

ANTI-TAKEOVER DEVICES

    Certain identical provisions of the Certificate of Incorporation and the By-laws of the Company may be deemed to have anti-takeover effects and may delay, deter or prevent a change in control of the Company that stockholders might otherwise consider in their best interests. These provisions (i) allow only the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer of the Company to call special meetings of the stockholders,
(ii) eliminate the ability of stockholders to take any action without a meeting,
(iii) establish certain advance notice procedures for nomination of candidates for election as directors and for stockholder proposals to be considered at stockholders' meeting, (iv) generally authorize the issuance of one or more classes of "blank check" preferred stock, with such designations, rights and preferences as may be determined from time to time by the Board of Directors,
(v) require approval of holders of 75% of the outstanding Class B Common Stock for the Board of Directors to create a series of Preferred Stock with general voting rights or with the right to elect a majority of directors under any circumstances and (vi) require approval of holders of 75% of the outstanding voting power to amend or repeal items (i), (ii) or (v) above or this item (vi).

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

    Not applicable.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1999
  AND 1998 AND FOR THE THREE YEARS ENDED DECEMBER 31, 1999:

  Independent Auditors' Report..............................     30

  Consolidated Statements of Financial Position.............     31

  Consolidated Statements of Operations.....................     32

  Consolidated Statements of Stockholders' Equity...........     33

  Consolidated Statements of Cash Flows.....................     34

  Notes to Consolidated Financial Statements................     35

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
U.S. Franchise Systems, Inc.:

    We have audited the accompanying consolidated statements of financial position of U.S. Franchise Systems, Inc. and subsidiaries (the "Company") as of December 31, 1999 and 1998 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the three years ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1999 and 1998 and the results of its operations and its cash flows for the three years ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/   Deloitte & Touche LLP

Atlanta, Georgia
March 14, 2000

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
ASSETS
CURRENT ASSETS
  Cash and temporary cash investments.......................  $  6,339,000   $ 15,966,000
  Accounts receivable--Net..................................     2,315,000      2,108,000
  Deposits and prepaid expenses.............................       536,000        315,000
  Promissory notes receivable...............................     1,898,000        980,000
  Deferred commissions......................................     2,564,000      1,754,000
                                                              ------------   ------------
      TOTAL CURRENT ASSETS..................................    13,652,000     21,123,000
PROMISSORY NOTES RECEIVABLE.................................    12,369,000     24,667,000
PROPERTY AND EQUIPMENT--Net.................................     2,141,000      3,396,000
FRANCHISE RIGHTS--Net.......................................    24,691,000     25,490,000
DEFERRED COMMISSIONS........................................     6,525,000      7,215,000
DEVELOPMENT SUBSIDIES--Net..................................    10,837,000      1,263,000
OTHER ASSETS--Net...........................................       497,000      1,022,000
                                                              ------------   ------------
      TOTAL ASSETS..........................................  $ 70,712,000   $ 84,176,000
                                                              ============   ============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable..........................................  $    227,000   $    498,000
  Commissions payable.......................................     1,516,000      1,464,000
  Deferred application fees.................................     3,686,000      1,973,000
  Accrued expenses..........................................     1,875,000      1,252,000
                                                              ------------   ------------
      TOTAL CURRENT LIABILITIES.............................     7,304,000      5,187,000
DEFERRED APPLICATION FEES...................................     6,570,000      9,280,000
                                                              ------------   ------------
      TOTAL LIABILITIES.....................................    13,874,000     14,467,000
REDEEMABLE STOCK:
Common shares, par value $0.01 per share; issued and
  outstanding 3,128,473 (net of 58,807 shares in Treasury at
  December 31, 1999 and December 31, 1998) entitled to
  redemption under certain circumstances at $324,000 (net of
  $6,000 in Treasury) as of December 31, 1999 and December
  31, 1998..................................................       324,000        324,000
STOCKHOLDERS' EQUITY:
Common shares, par value $0.01 per share; authorized
  30,000,000 shares of Class A Common Stock and 5,000,000
  shares of Class B Common Stock; issued and outstanding
  14,063,496 Class A shares and 2,707,919 Class B shares at
  December 31, 1999; issued and outstanding 14,038,721 Class
  A shares and 2,707,919 Class B shares at December
  31,1998...................................................       167,000        167,000
  Capital in excess of par..................................    90,293,000     89,416,000
  Accumulated deficit.......................................   (33,946,000)   (20,198,000)
                                                              ------------   ------------
      TOTAL STOCKHOLDERS' EQUITY............................    56,514,000     69,385,000
                                                              ------------   ------------
  TOTAL LIABILITIES AND STOCKHOLDERS(1)EQUITY...............  $ 70,712,000   $ 84,176,000
                                                              ============   ============

                See notes to consolidated financial statements.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

                                                            1999          1998          1997
                                                        ------------   -----------   -----------
REVENUES:
  Royalty and other fee income........................  $ 14,607,000   $ 7,578,000   $   769,000
  Franchise application fees..........................     5,089,000     3,006,000     1,098,000
                                                        ------------   -----------   -----------
                                                          19,696,000    10,584,000     1,867,000
EXPENSES:
  General and administrative..........................    12,175,000    11,590,000     9,083,000
  Franchise sales commissions.........................     4,878,000     2,216,000       641,000
  Depreciation and amortization.......................     1,677,000     1,393,000       571,000
  Interest income.....................................    (2,469,000)   (2,493,000)   (1,386,000)
  Interest expense....................................                     762,000     1,905,000
  Bad debt reserves...................................    17,121,000
                                                        ------------   -----------   -----------
                                                          33,382,000    13,468,000    10,814,000
      NET LOSS BEFORE TAXES...........................   (13,686,000)   (2,884,000)   (8,947,000)
Income taxes..........................................        62,000             0             0
                                                        ------------   -----------   -----------
      NET LOSS AFTER TAXES............................  $(13,748,000)  $(2,884,000)  $(8,947,000)
                                                        ============   ===========   ===========
Weighted average number of common shares
  outstanding.........................................    19,886,030    17,670,591    12,563,772
  Loss per share (Basic)..............................  $      (0.69)  $     (0.16)  $      (.71)
                                                        ============   ===========   ===========

                See notes to consolidated financial statements.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

                                          COMMON STOCK          CAPITAL                        TOTAL
                                     ----------------------    IN EXCESS    ACCUMULATED    SHAREHOLDERS'
                                       SHARES       AMOUNT      OF PAR        DEFICIT         EQUITY
                                     -----------   --------   -----------   ------------   -------------
Balance as of December 31, 1996....    9,394,115   $ 94,000   $20,549,000   $ (8,367,000)   $12,276,000
Issuance of capital
  stock--acquisition of computer
  software.........................       30,303         --       250,000             --        250,000
Fair value of options granted......           --         --       295,000             --        295,000
Net loss...........................           --         --            --     (8,947,000)    (8,947,000)
                                     -----------   --------   -----------   ------------    -----------
Balance as of December 31, 1997....    9,424,418   $ 94,000   $21,094,000   $(17,314,000)   $ 3,874,000
                                     ===========   ========   ===========   ============    ===========
Issuance of capital stock--Hawthorn
  acquisition......................    2,222,222     22,000    17,754,000             --     17,776,000
Development fund...................      500,000      5,000     5,602,000             --      5,607,000
Stock offering.....................    4,250,000     43,000    40,758,000             --     40,801,000
Best acquisition...................      350,000      3,000     3,890,000             --      3,893,000
Fair value of options granted......           --         --       318,000             --        318,000
Net loss...........................                                           (2,884,000)    (2,884,000)
                                     -----------   --------   -----------   ------------    -----------
Balance as of December 31, 1998....   16,746,640    167,000    89,416,000    (20,198,000)    69,385,000
                                     ===========   ========   ===========   ============    ===========
Stock options exercised............       24,775         --       211,000                       211,000
Fair value of options granted......                               666,000                       666,000
Net Income (loss)..................           --         --            --    (13,748,000)   (13,748,000)
                                     -----------   --------   -----------   ------------    -----------
Balance as of December 31, 1999....  $16,771,415   $167,000   $90,293,000   $(33,946,000)   $56,514,000
                                     ===========   ========   ===========   ============    ===========

                See notes to consolidated financial statements.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              THREE YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          1999           1998           1997
                                                      ------------   ------------   ------------
OPERATING ACTIVITIES:
Net loss............................................  $(13,748,000)  $ (2,884,000)  $ (8,947,000)
Adjustments to reconcile net loss to net cash used
  in operating activities:
Depreciation and amortization.......................     1,677,000      1,393,000        571,000
Deferred compensation amortization..................       666,000        318,000        295,000
Gain on sale of land................................      (185,000)
Land impairment.....................................       279,000
Changes in assets and liabilities:
  (Increase) in accounts receivable, prepaid
    expenses and deposits...........................      (428,000)    (1,449,000)      (519,000)
  (Increase) Decrease in promissory notes
    receivable......................................    11,380,000     (6,337,000)    (3,075,000)
  (Increase) in deferred commissions................      (120,000)    (3,777,000)    (3,009,000)
  Increase (Decrease) in other assets...............       756,000     (1,231,000)       187,000
  Increase (Decrease) in accounts payable...........      (271,000)      (640,000)       459,000
  Increase (Decrease) in accrued expenses...........       623,000        404,000       (120,000)
  Increase in commissions payable...................        52,000        293,000        334,000
  Increase (Decrease) in deferred application
    fees............................................      (997,000)     2,265,000      3,323,000
  Increase in subordinated debentures paid in
    kind............................................                                     935,000
                                                      ------------   ------------   ------------
Net cash used in operating activities...............      (316,000)   (11,645,000)    (9,566,000)
INVESTING ACTIVITIES:
Issuance of long-term note receivable...............                  (15,000,000)
Issuance of development subsidies...................    (9,957,000)    (1,190,000)      (109,000)
Acquisition of property and equipment...............      (261,000)    (3,918,000)    (5,162,000)
Proceeds from sale of properties....................       809,000      5,752,000
Acquisition of franchise rights.....................      (113,000)    (2,690,000)      (178,000)
                                                      ------------   ------------   ------------
Net cash used in investing activities...............    (9,522,000)   (17,046,000)    (5,449,000)
FINANCING ACTIVITIES:
Repayment of subordinated debt......................                  (19,866,000)
Issuance of common stock, net.......................       211,000     48,633,000             --
Redemption of common stock..........................                                      (6,000)
Principal payments on borrowings....................                                    (277,000)
                                                      ------------   ------------   ------------
Net cash provided by (used in) financing
  activities........................................       211,000     28,767,000       (283,000)
                                                      ------------   ------------   ------------
NET INCREASE (DECREASE) IN CASH AND TEMPORARY
CASH INVESTMENTS....................................    (9,627,000)        76,000   $(15,298,000)
CASH AND TEMPORARY INVESTMENTS
Beginning of period.................................    15,966,000     15,890,000     31,188,000
                                                      ------------   ------------   ------------
End of period.......................................  $  6,339,000   $ 15,966,000   $ 15,890,000
                                                      ============   ============   ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest..............................                 $    762,000   $  1,009,000
                                                                     ============   ============
Noncash activities:
Issuance of 30,303 shares of Class A common stock
  for
Reservations System Software........................                                $    250,000
                                                                                    ============

                See notes to consolidated financial statements.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

1. ORGANIZATION AND BASIS OF PRESENTATION

    U.S. Franchise Systems, Inc. (the "Company") was incorporated in
November 1997 for purposes of acquiring the Hawthorn Suites brand. See "Hawthorn Acquisition." The Company's predecessor also known as USFS, was incorporated in Delaware in August 1995. The term "the Company" refers to USFS before the Hawthorn merger, and as the surviving corporation in the merger. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

    MICROTEL INNS AND SUITES FRANCHISING, INC.: On September 7, 1995, the Company entered into an agreement (the "Microtel Agreement") with Hudson Hotels Corporation ("Hudson") to acquire the exclusive worldwide franchising rights and operating assets of the Microtel hotel system (the "Microtel Acquisition"). The Microtel Agreement requires the Company to pay a royalty for the right to use, and license others to use, certain trademarks, service marks, and trade names associated with the Microtel hotel system.

    HAWTHORN SUITES FRANCHISING, INC.: On March 12, 1998, the Company completed a series of transactions which enabled it to acquire the entire interest in the Hawthorn Suites brand of hotels. The Company now has the exclusive right to franchise the Hawthorn Suites brand of hotels and to retain 100% of the royalties derived therefrom.

    BEST FRANCHISING, INC.: On April 28, 1998, the Company completed its acquisition of the exclusive worldwide franchise rights to the Best Inns hotel brands, including the franchise agreements for the existing Best Inns hotels. In addition, the Company acquired management contracts and certain other assets relating to the management of hotels on behalf of third-party owners.

    RESERVATIONS AND ADVERTISING FUNDS: In 1998, the Company created independent reservations and advertising not-for-profit corporations owned by its franchisees (the "Funds") for the purpose of collecting and disbursing reservations and advertising fees related to the Microtel and Hawthorn brands. In connection with the creation of the Funds, the Company ceased reporting reservations and advertising fees and expenses within its consolidated financial statements effective April 1, 1998. Any deficits arising from reservations and advertising operations for quarterly periods prior to April 1, 1998 have been included in general and administrative expenses.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Application fee revenue and related costs--Initial franchise fee revenue consists of application fees received by the Company's subsidiaries from prospective franchisees. Such fees are recognized in income when the underlying hotels open. Franchise sales commissions, and other related selling costs are deferred until the underlying hotels open, at which time such costs are charged to expense.

    Royalty and other fee revenue--The Company recognizes royalty and other fee income on the accrual method.

    Allowance for doubtful trade accounts--During the years ended December 31, 1999, 1998 and 1997, the Company charged $530,000, $116,000 and $10,000 respectively as an allowance for estimated uncollectible accounts, and reduced the allowance by $239,000, $59,000 and $39,000 respectively. Allowance for

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) doubtful account balances as of December 31, 1999 and 1998 was $313,000 and $56,000, respectively. Charges to the account are made on a specific identification basis.

    Cash and temporary cash investments--The Company considers its investments with an original maturity of three months or less to be cash equivalents.

    Franchise rights--Franchise rights represent the cost of acquiring such rights and are amortized on a straight-line basis over 25 years for Microtel, 31 years for Hawthorn and 33 years for Best Inns.

    Development subsidies--Development subsidies consist of subsidies granted to assist in the conversion or construction for prospective or existing franchisees. They are amortized over the operating life of the license agreement.

    Impairment of long-lived assets--Long-lived assets, principally intangibles, are evaluated quarterly and written down to fair value when management believes that the unamortized balance cannot be recovered through future undiscounted cash flows. Assets held for sale are carried at the lower of cost or net realizable value. See note 4 and 5.

    Other assets--Other assets primarily consist of architectural drawings and renderings (amortized over 15 years) and loan participations. Accumulated amortization for the years ended December 31, 1999 and 1998 was $279,000 and $183,000, respectively.

    Income taxes--The Company has adopted the provisions of SFAS 109, "Accounting for Income Taxes," which requires the use of the asset and liability approach in accounting for income taxes.

    Fair value of financial instruments--The carrying amounts of cash and cash equivalents, trade and notes receivables, other current assets, accounts payable, accrueds, and notes payable meeting the definition of a financial instrument approximate fair value.

    Stock-based compensation plans--The Company has elected to account for its stock option plans in accordance with SFAS 123, "Accounting for Stock-Based Compensation." Under the provisions of SFAS 123, compensation is recognized for the fair value of options granted over the vesting period.

    Earnings per share--In February 1997, the Financial Accounting Standards Board issued SFAS 128, "Earnings per Share," which simplifies the standards for computing earnings per share (EPS) information and makes the computation comparable to international EPS standards. SFAS 128 replaces the presentation of "primary" (and when required "fully diluted") EPS with a presentation of "basic" and "diluted" EPS. Net income per share--basic is computed based on net income divided by the weighted average common shares outstanding. If required, net income per share--diluted is computed by dividing net income by the weighted average common and common shares during the year plus the incremental shares that would have been outstanding under stock option plans.

    Management estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    New accounting pronouncements: The Company adopted SOP 98-5 "Reporting on the Cost of Start-up Activities" in fiscal year 1999. The effect on the financial statements was not material. In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), which was modified by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities- Deferral of the effective date of FASB Statement No. 133." SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The Company plans to adopt
SFAS 133 beginning in the first quarter of 2001, and does not presently expect such adoption to have any material effect on the Company's financial statements at that time.

    Reclassifications--Certain amounts in the prior year financial statements have been reclassified to conform with the 1999 financial statement presentation.

3. NOTES RECEIVABLE

    In connection with the Best Inns Acquisition, the Company made a $15 million unsecured subordinated loan to Alpine Hospitality Ventures LLC ("Ventures") at an interest rate of 12% per annum, interest on which will be paid in cash to the extent available and otherwise will be paid-in-kind. The loan is subordinated to a guarantee provided by Ventures in connection with a third-party senior loan in the principal amount of approximately $65 million to its subsidiary that acquired 17 Best Inns hotels in the Best Inns acquisition and is structurally subordinated to such third-party loan. In the fourth quarter 1999, the Company was advised that the senior lender informed Ventures of its intention to institute a "lock-box" arrangement, thereby eliminating the payment of cash interest to the Company while such arrangement is in place, although in-kind payment of interest accrues instead. Unless the properties improve materially, the Company does not expect to recognize such in-kind interest as income. In March 2000, the lock-box agreement was executed. During the fourth quarter 1999, the Company took a reserve of $15.5 million against the loan and accrued interest. If senior debt is not serviced currently, certain management and franchise fees could be deferred until cash is available. A portion of these fees were deferred in the fourth quarter 1999. The Company is also committed to make up to $7.5 million of additional loans to Ventures under certain circumstances, including, if required by Ventures in order to make a capital contribution to the owner of the properties in order to achieve compliance with certain debt service coverage ratios in order to obtain an extension of the maturity date of the loan, or to obtain the release of a property from the senior lender's liens in connection with a condemnation, casualty or otherwise. No such additional loans were made as of December 31, 1999, but it is possible that additional loans may be required in the future. The Company manages the hotels owned by a subsidiary of Ventures. Commencing April 1, 2001, the Company may be obligated to reimburse the owner of the properties for as much as 90% of the management fee if the owner's net profit for the 12-month period then ended, and each subsequent 12-month period, falls below a specified level. If the performance of the hotels does not materially improve by April 2001, the Company expects to have to make payments to the owner of the properties. In addition, the senior lender to these properties has advised Ventures in March 2000 that it currently has the right to require the termination of the management contract, but is not doing so at this time. In 1999 and 1998, the Company earned franchise royalty fees of $0.7 million and $0.5 million, respectively, and management fees of $1.2 million and $0.9 million, respectively, from the owner of the properties. The Company also issued to Alpine Hospitality Equities LLC ("Alpine Equities"), an affiliate

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

3. NOTES RECEIVABLE (CONTINUED)
of Ventures, 350,000 shares (the "Alpine Shares") of Class A Common Stock for a purchase price of $1.6 million. Alpine Equities was granted certain demand and piggy-back registration rights on customary terms with respect to the Alpine Shares, as well as certain tag-along rights on certain sales of Common Stock made by the Company's CEO (Mr. Leven), and CFO (Mr. Aronson). Additionally, the Company agreed to pay to Alpine Equities $1,000 per year for each hotel added to the Best Inns system after the closing of the transaction, provided that such new hotels are paying royalties to the Company or any of its affiliates.

    The Company manages the reservations and advertising programs on behalf of the Microtel Reservation and Advertising Fund and has made interest bearing loans at 8.5% in an aggregate principal amount, net of reserves, of approximately $1.0 million to the Microtel Fund to supplement reservation, advertising and promotional efforts and may make additional loans in the future. The Company also administers reservations and advertising programs on behalf of Best Inns franchisees by virtue of its management of Best Reservations Corp, an Illinois not-for-profit corporation and has made interest bearing loans at 8.5% to the Best Reservation Corp. in aggregate principal amount of approximately $0.8 million as of December 31, 1999, and may make additional loans in the future.

    On March 17, 1998, NorthStar Constellation, LLC (together with its affiliates, "NorthStar"), Lubert-Adler Real Estate Opportunity Funds (together with its affiliates, "Lubert-Adler") and Constellation Equity Corp., an entity controlled by NorthStar ("Constellation"), formed Constellation Development Fund LLC (the "Development Fund"). The Development Fund was established, in part, to provide capital that will allow the Company to expand its Microtel and Hawthorn Suites brands into high visibility, difficult to develop areas by providing debt and equity financing to selected local developers. NorthStar, Lubert-Adler and Constellation agreed to contribute to the Development Fund equity up to $50 million. On October 31, 1998 the Development Fund entered into a
$60 million senior credit facility with NationsBank, N.A. As of December 31, 1999 the Development Fund has invested in seven Microtel and two Hawthorn Suites hotels which are in different stages of development. As of February 21, 2000 the managers of the Development Fund agreed that no additional projects would be commenced in the future. In connection with the establishment of the Development Fund, the Company committed to make a loan of up to $10 million to Constellation. Constellation will use the funds to make an investment which is subordinated to certain debt and equity returns of investors in the Development Fund. The loan bears interest at an annual rate of 8%, is non-recourse and is repayable from distributions and payments made to Constellation from the Development Fund. As of December 31, 1999, the Company had made loans of approximately $5.7 million in the aggregate to Constellation and the Company expects to lend approximately an additional $400,000 to Constellation in 2000. Due to the uncertainty surrounding ultimate recoverability of the subordinated loan, the Company is accounting for it on the cost-recovery basis, where interest income is recorded only after recovery of principal. The Company will be paid $3.5 million over the first five years to manage the Development Fund, $2 million of which was earned as of December 31, 1999. In connection with this transaction, the Company also sold an aggregate of 500,000 shares of Class A Common Stock to NorthStar and Lubert-Adler for $5.7 million. Rights of NorthStar and Lubert-Adler to acquire additional shares of Class A Common Stock have expired. In addition, David T. Hamamoto, Co-Chief Executive Officer of NorthStar was elected to the Board of Directors of the Company. Dean Adler, a director of the Company, serves as a manager of Lubert-Adler, and Mr. Adler, along with Mr. Hamamoto and Mr. Aronson, serve as managers of the Development Fund.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

3. NOTES RECEIVABLE (CONTINUED)
    The Company accepts promissory notes as part of the initial purchase price of a franchise. No revenue is recognized upon receipt of such notes until such time as the hotel opens and the notes are repaid by the franchisee. The balance of such notes as of December 31, 1999 and 1998 were $3.0 million and $2.9 million, respectively.

    Additionally, the Company makes loans to certain franchisees to assist in the construction and initial operation of the hotels. The amount of such loans was $4.4 million and $4.0 million as of December 31, 1999 and 1998, respectively, net of reserve for uncollectible amounts of $651,000 in 1999 and $0 in 1998.

4. INTANGIBLE ASSETS

    The Company has intangible assets related to the acquisition of its various franchise rights which are carried at cost net of accumulated amortization. A summary of such costs is as follows:

                                                        1999          1998
                                                     -----------   -----------
Deferred franchise rights..........................  $26,810,000   $26,696,000
Accumulated amortization...........................    2,119,000     1,206,000
                                                     -----------   -----------
Net deferred franchise rights......................  $24,691,000   $25,490,000
                                                     ===========   ===========

    The Company grants development subsidiaries to certain franchisees in connection with the construction and conversion of properties into one of its brands. A summary of such deferred costs is as follows:

                                                         1999          1998
                                                      -----------   ----------
Development subsidies...............................  $11,137,000   $1,299,000
Accumulated amortization............................      300,000       36,000
                                                      -----------   ----------
Development subsidies net...........................  $10,837,000   $1,263,000
                                                      ===========   ==========

    During 1999, the Company determined that certain development subsidies would not be recoverable from future cash flow and therefore has written off such assets in the amount of $123,000.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

5. PROPERTY AND EQUIPMENT

    Property and equipment is recorded at historical cost and consisted of the following at December 31, 1999 and 1998, respectively:

                                                        1999          1998
                                                     -----------   -----------
Land...............................................           --   $ 1,122,000
Construction in progress...........................           --       198,000
Furniture, fixtures, and equipment.................  $   659,000       594,000
Computer equipment and software....................    2,162,000     1,978,000
                                                     -----------   -----------
                                                       2,821,000     3,892,000
Less accumulated depreciation......................    1,109,000       496,000
                                                     -----------   -----------
                                                       1,712,000     3,396,000
Real Estate held for sale..........................      429,000
                                                     -----------   -----------
                                                     $ 2,141,000   $ 3,396,000
                                                     ===========   ===========

    PC based computer software is depreciated on a straight-line basis over a period of three years. The reservation system and accounting system software are depreciated on a straight-line basis over a period of five years. Computer equipment is depreciated using the 200% declining-balance method over a period of five years. The remaining fixed assets are depreciated using the 200% declining-balance method over a period of seven years. Depreciation expense was $316,000, $365,000 and $108,000 for the years ended December 31 1999, 1998 and
1997, respectively.

    Land (with associated improvements) is held for sale in Redding, California. It is expected to be sold during 2000. The land and associated improvements were written down to net realizable value in fiscal 1999 resulting in a $279,000 reserve.

    The Company recorded a reserve of approximately $0.5 million in the fourth quarter of 1999 in connection with the abandoned purchase of a Hawthorn Suites property, representing a portion of a forfeited deposit and associated transaction costs.

6. REDEEMABLE PREFERRED STOCK AND SUBORDINATED DEBENTURES

    Until December 31, 1996, the cumulative redeemable exchangeable preferred stock earned cumulative dividends at an annual dividend rate of 10%, payable in additional shares of redeemable preferred stock. On January 1, 1997, the Company exercised its option to exchange the redeemable preferred stock at its liquidation value of $18,477,000 into 10% subordinated debentures due
September 29, 2007. In May 1998, the Company repaid all outstanding principal and interest on the subordinated debentures with a portion of the proceeds from its $41 million equity offering (See Note 7).

7. STOCKHOLDERS EQUITY

    The Company has two classes of common stock: Class A Common Stock, par value $.01 per share and Class B Common Stock, par value $.01 per share outstanding at December 31, 1999 and 1998, respectively. Shares of Class A Common Stock and Class B Common Stock are identical in all respects except that:

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

7. STOCKHOLDERS EQUITY (CONTINUED)
(i) holders of Class B Common Stock are entitled to ten votes per share and holders of Class A Common Stock are entitled to one vote per share; and
(ii) the shares of Class B Common Stock are convertible into Class A Common Stock at the option of the holder and, with limited exceptions, upon the transfer thereof. There are 30 million shares of Class A Common Stock and 5 million shares of Class B Common Stock authorized for issuance.

    On October 24, 1996, the Company completed an initial public offering of 1,825,000 shares of Class A Common Stock at $13.50 per share. Net proceeds to the Company were approximately $21 million. On May 19, 1998, the Company completed a public offering of 4,250,000 shares of Class A Common Stock at $10.50 per share. Net proceeds were approximately $41 million, of which approximately $30 million was used by the Company to repay all of its outstanding indebtedness including all principal and accrued interest and the remaining $11 million of which was either used for working capital and general corporate purposes or is currently available as cash balances.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

8. STOCK PURCHASED BY EMPLOYEES

    Under the terms of certain employee stock purchase agreements, Company management holds 4,027,886 shares of unrestricted stock and 1,344,457 shares of restricted stock at December 31, 1999.

    The Company repurchased 30,921 unrestricted and 26,886 restricted shares (57,807 shares in the aggregate) from two management employees who left the Company during 1997 at $.1034 and $.1137 per share, respectively, pursuant to the terms of the departing management employees' respective employee stock purchase agreements. As of December 31, 1999 and 1998 the 57,807 shares are held by the Company as treasury stock. Pursuant to the terms of their respective employee stock purchase agreements, certain management shareholders had the right to purchase, at any time, the repurchased shares from the Company at the price paid by the Company. Such shareholders permanently declined the option to repurchase such shares. Restricted shares and certain unrestricted shares are subject to five year and ten year vesting periods, respectively, subject to, among other things, certain management employees' continued employment by the Company. Any shares which are forfeited will be repurchased by the Company and reoffered to certain management shareholders at $.1034 or $.1137 per share, as applicable, based on the price paid by the management employee for the shares. Compensation expense will be recorded to the extent the fair value of the reoffered shares exceeds $.1034 or $.1137, as applicable. All restricted shares are subject to an earnings test formula based upon increases in the Company's earnings before interest, taxes, and depreciation and are deemed earned upon the satisfaction of these performance criteria (the "Earned Shares"). Earned Shares are subject to forfeiture if the holder's employment ceases with the Company before September 29, 2005. Any restricted shares that have not been earned by September 29, 2005 will be redeemed by the Company and reissued to the original stockholders of the Company (other than certain management shareholders) pro rata based on their original holdings of common stock. Restricted shares and all other shares subject to the employee stock purchase agreements held by other members of management have been classified as redeemable common stock in the balance sheet because they are redeemable by the Company under certain circumstances for reasons beyond the Company's control.

9. STOCK OPTION PLANS

    The Company has stock option plans which reserve shares of Class A Common Stock for its officers, employees, consultants and advisors (the "Employee Plan") and for its non-employee directors (the "Directors Plan"). Under the Employee Plan, the Option Committee of the Board of Directors may grant options for up to 975,000 shares of the Company's Class A Common Stock taking into effect the amendment to the Employee Plan increasing by 250,000 the number of options under the Employee Plan. The amendment was approved by the Board of Directors of the Company subject to shareholder approval; however, holders of a majority of the Company's voting stock entered into a Voting Agreement with the Company dated January 25, 2000 which ensures such approval. The options generally have a maximum life of seven years. Under the Directors Plan, the Company may grant options to its non-employee directors for up to 125,000 shares of the Company's Class A Common Stock. Non-employee directors are each awarded options to purchase 2,000 shares upon their election to the Board of Directors. In addition, commencing on January 1, 1998, each non-employee director receives a grant of 2,000 stock options on January 1 of each year they continue to serve on the Board. The director options become exercisable on the first anniversary of the grant date and their maximum life is ten years. Options outstanding under the Company's stock option plan have been granted at prices equal to the market value of the stock on the

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

9. STOCK OPTION PLANS (CONTINUED)
date of the grant and vest over a 1, 4, or 5 year period. On December 31, 1999, all stock options were repriced for all current employees and consultants to $4.50 per share, resulting in incremental fair value of $327,000, which is recognized over the remaining vesting period of the options. The Company is also obligated to grant options for shares of Class A common stock to certain members of its franchise sales force in the event they achieve specified sales benchmarks in 2000.

    The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions.

                                                            1999           1998           1997
                                                          --------       --------       --------
Expected life (years)..............................          3.8            3.9            3.8
Expected volatility................................         34.8%          30.0%          30.1%
Risk free interest rate............................          5.9%           6.0%           6.0%
Dividend Yield.....................................          0.0%           0.0%           0.0%

    Activity related to the Company's two stock option plans is summarized as follows:

                                                 1999                        1998                        1997
                                       -------------------------   -------------------------   -------------------------
                                                     WEIGHTED                    WEIGHTED                    WEIGHTED
                                                       AVG.                        AVG.                        AVG.
                                        SHARES    EXERCISE PRICE    SHARES    EXERCISE PRICE    SHARES    EXERCISE PRICE
                                       --------   --------------   --------   --------------   --------   --------------
Options as of January 1..............  484,857        $ 9.28       228,500        $11.39       178,500        $13.48
Granted..............................  322,400         10.99       326,757          7.66       105,700          8.66
Forfeited............................  (62,175)        10.77       (70,400)         9.38       (55,700)        12.72
Exercised............................  (24,775)         8.51             0             0             0
                                       -------        ------       -------        ------       -------        ------
Options as of December 31............  720,307        $ 4.90       484,857        $ 9.28       228,500        $11.39
                                       =======        ======       =======        ======       =======        ======
Options exercisable as of December
  31.................................  161,793                      53,163                      39,950
Weighted-average fair value of
  options granted during the year....                 $10.99                      $ 2.23                      $ 2.78
                                                      ======                      ======                      ======

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

9. STOCK OPTION PLANS (CONTINUED)
    The following table summarizes information about stock options outstanding at December 31, 1999:

                                              OPTIONS OUTSTANDING                         OPTIONS EXERCISABLE
                               --------------------------------------------------   -------------------------------
                                   NUMBER       WEIGHTED AVERAGE      WEIGHTED          NUMBER          WEIGHTED
RANGE OF                       OUTSTANDING AT      REMAINING          AVERAGE       EXERCISABLE AT      AVERAGE
EXERCISE PRICES                DEC. 31, 1999    CONTRACTUAL LIFE   EXERCISE PRICE   DEC. 31, 1999    EXERCISE PRICE
-----------------------------  --------------   ----------------   --------------   --------------   --------------
 .10340 to .11375.............      30,921             2.49              $0.11             7,730           $0.11
$4.50........................     578,000             3.31               4.50           103,813            4.50
$5.81........................      32,000             3.61               5.81                --              --
$8.13 to $13.50..............      52,500             0.15              11.55            50,250           11.59
                                  -------             ----              -----           -------           -----
 .10340 to $13.50.............     693,421             3.05              $4.90           161,793           $6.49
                                  =======             ====              =====           =======           =====
Performance
Based Options*...............      26,886
                                  =======
  Total options **...........     720,307
                                  =======

------------------------

* Performance Based options have been granted to an employee at an average exercise price of $0.105 per share. Vesting of these options is conditional on the Company's achieving certain profitability targets. Compensation cost will be estimated and recorded for these options when management can reasonably estimate the likelihood that the performance criteria will be achieved by the Company.

** The fair value of options granted or repriced during the years ended December 31, 1999 and 1998 was $975,000 and $610,000 respectively, which is being amortized as compensation expense over the vesting period. Compensation expense of $503,000, $318,000 and $295,000 was recorded for the years ended December 31, 1999, 1998, and 1997 respectively. In 1999, compensation expense includes $132,000 associated with the repricing of the stock options during the fourth quarter.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

10. INCOME TAXES

    Deferred income taxes in the accompanying consolidated statement of financial position includes the following amounts of deferred tax assets and liabilities at December 31, 1999 and 1998, respectively:

                                                        1999          1998
                                                     -----------   -----------
DEFERRED TAX LIABILITIES:
  Deferred expenses................................  $(2,845,000)  $(2,955,000)
  Other............................................     (964,000)     (251,000)
                                                     -----------   -----------
Total..............................................  $(3,809,000)  $(3,206,000)
                                                     ===========   ===========
DEFERRED TAX ASSETS:
  Operating loss carryforwards.....................  $ 4,814,000   $ 6,781,000
  Deferred revenue.................................    2,973,000     3,905,000
  Compensation cost................................            0       259,000
  Allowances and reserves..........................    6,650,000             0
  Other............................................    1,079,000       112,000
                                                     -----------   -----------
Total..............................................   15,516,000    11,057,000
                                                     -----------   -----------
Valuation allowance................................  (11,707,000)   (7,851,000)
                                                     -----------   -----------
Net deferred tax asset (liability).................  $         0   $         0
                                                     ===========   ===========

    As of December 31, 1999 and 1998, the Company had accumulated net operating loss carryforwards of $12,667,000 and $13,890,000, respectively which begin to expire in the year 2010.

    During the years ended December 31, 1999, and 1998 the Company increased the valuation allowance against its net deferred tax asset by $3.9 million and $1.6 million, respectively due to the uncertainty of the realizability of net deferred tax assets.

    The following is a reconciliation of the statutory tax rate to the effective tax rate of the Company at December 31, 1999 and 1998, respectively:

                                                                     1999           1998
                                                                   --------       --------
Statutory federal rate......................................          34%            34%
Statutory state rate less federal effect....................           4%             4%
Effect of income not subject to tax.........................
Change in valuation allowance...............................         (38%)          (38%)
                                                                     ---            ---
Effective tax rate..........................................          --%            --%
                                                                     ===            ===

11. SEGMENT REPORTING

    The Company currently owns three brands and operates a management company in the United States. Other/corporate represents overhead and assets not specifically allocable to the brands or the management

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

11. SEGMENT REPORTING (CONTINUED)
company. Revenues, net income directly attributable to the business segment, identifiable assets, and capital expenditures are estimated as follows.

                                                                    MANAGEMENT      OTHER/
                          MICROTEL      HAWTHORN         BEST        COMPANY      CORPORATE     CONSOLIDATED
                         -----------   -----------   ------------   ----------   ------------   ------------
Revenues
  1999.................  $ 6,497,000   $ 7,276,000   $  4,005,000   $1,918,000   $         --   $ 19,696,000
  1998.................  $ 4,355,000   $ 3,750,000   $  1,072,000   $1,407,000   $         --   $ 10,584,000
  1997.................  $ 1,664,000   $   203,000   $         --   $      --    $         --   $  1,867,000

Net Income (loss)
  1999.................  $ 3,193,000   $ 4,625,000   $(11,833,000)  $ 433,000    $(10,166,000)  $(13,748,000)
  1998.................  $ 3,748,000   $ 2,455,000   $  2,034,000   $ 454,000    $(11,575,000)  $ (2,884,000)
  1997.................  $ 1,139,000   $   (25,000)  $         --          --    $(10,061,000)  $ (8,947,000)

Identifiable Assets
  1999.................  $19,343,000   $32,048,000   $ 12,576,000   $ 646,000    $  6,099,000   $ 70,712,000
  1998.................  $19,199,000   $24,358,000   $ 22,026,000   $ 917,000    $ 17,676,000   $ 84,176,000
  1997.................  $18,215,000   $ 2,957,000   $         --   $      --    $ 15,179,000   $ 36,351,000

Capital Expenditures
  1999.................  $    12,000   $    56,000   $     57,000   $  36,000    $    213,000   $    374,000
  1998.................  $ 3,360,000   $18,362,000   $  4,583,000   $  35,000    $    523,000   $ 26,863,000
  1997.................  $ 4,167,000   $   178,000             --   $      --    $    995,000   $  5,340,000

12. LEASES

    The Company leases certain equipment and office space used in its operations. Rental expense under operating leases was $343,000, $461,000 and $366,000 for the years ended December 31, 1999, 1998 and 1997, respectively. The future minimum rental commitments under non-cancelable operating leases at December 31, 1999 were as follows:

2000........................................................  $  449,000
2001........................................................     348,000
2002........................................................     329,000
2003........................................................     291,000
2004........................................................     285,000
Beyond......................................................     221,000
                                                              ----------
Total.......................................................  $1,923,000
                                                              ==========

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

13. COMMITMENTS AND CONTINGENCES

    The Microtel Acquisition Agreement requires the Company to satisfy a development schedule, which requires the Company to have a specified number of new Microtel properties open or under construction by certain target dates. The Company has satisfied the development schedule to date and must have 250 newly executed Microtel franchises open or under construction by December 31, 2001 in order to avoid being in default under the last remaining target. For purposes of meeting this target, the 27 Microtel properties that do not pay royalties to the Company and, if open or under construction, the additional 23 Microtel Inn properties and 10 Microtel Suites hotels that are currently entitled to be built by certain parties without the payment of royalties to the Company pursuant to the Microtel Acquisition Agreement, are excluded. As of March 10, 2000, the Company had opened or under construction 223 Microtel properties which counted toward satisfying the development schedule. Therefore, from March 10, 2000 until December 31, 2001, the Company is required to break ground on an additional 27 Microtel brand hotels in order to avoid being in default under the Microtel Acquisition Agreement. If the Company fails to so satisfy the development schedule, it may cure its default by making a $1,000,000 payment to Hudson.

    The Company has committed to make loans and other payments to Ventures and the Development Fund (See Note 3).

    The Company has agreed to provide development subsidies to various franchisees to the extent certain milestones are achieved.

    The Company has employment agreements with its Chief Executive Officer and Chief Financial Officer. The agreements are for a ten year term expiring on September 30, 2005 and provide minimum salary levels and other fringe benefits.

    The Company is subject to litigation in the ordinary course of its business. In the opinion of management, the outcome of such litigation will not have a material impact of the earnings, financial position or cash flow of the Company.

    The Company is currently in litigation with respect to certain financing programs under which the Company retained an ongoing participation. Management has reserved approximately $800,000 with respect to the termination of the loan program as of December 31, 1999.

    In connection with a letter agreement with Leisure Hotel Management dated February 3, 1998, the Company has authorized the issuance of up to $900,000 worth of shares of Class A Common Stock upon the attainment of certain development milestones. On March 3, 2000, the Company issued 48,290 shares of Class A Common Stock, valued at approximately $240,000, in satisfaction of the first such milestone. The Company is also obligated to grant options for shares of Class A Common Stock to certain members of the Company's franchise salesforce in the event they achieve specified sales benchmarks in 2000.

                 U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES

                      AS OF DECEMBER 31, 1999 AND 1998 AND
                  FOR THE THREE YEARS ENDED DECEMBER 31, 1999

14. SELECTED QUARTERLY FINANCIAL DATA--(UNAUDITED)

1999                             FIRST        SECOND         THIRD         FOURTH       TOTAL YEAR
----                          -----------   -----------   -----------   ------------   ------------
Revenue.....................  $ 3,176,000   $ 4,751,000   $ 6,992,000   $  4,777,000   $ 19,696,000
Net income (loss)...........      505,000     1,513,000     3,034,000    (18,800,000)   (13,748,000)
Income (loss) applicable to
  common stockholders.......  $   505,000   $ 1,513,000   $ 3,034,000   $(18,800,000)  $(13,748,000)
Weighted avg shares
  outstanding...............   19,875,113    19,880,326    19,891,538     19,898,888     19,886,030
Weighted avg shares
  outstanding--dilutive.....   20,023,661    20,044,600    20,087,111             --             --
Net income (loss) per
  share--basic and dilutive
  (a).......................  $       .03   $       .08   $       .15   $       (.94)  $       (.69)
                              ===========   ===========   ===========   ============   ============

1998                             FIRST        SECOND         THIRD         FOURTH       TOTAL YEAR
----                          -----------   -----------   -----------   ------------   ------------
Revenue.....................  $ 1,296,000   $ 2,795,000   $ 3,354,000   $  3,139,000   $ 10,584,000
Net income (loss)...........   (1,855,000)   (1,256,000)      109,000        118,000     (2,884,000)
Income (loss) applicable to
  common stockholders.......  $(1,855,000)  $(1,256,000)  $   109,000   $    118,000   $ (2,884,000)
Weighted avg shares
  outstanding...............   13,094,249    17,837,891    19,875,113     19,875,113     17,670,591
Net income (loss) per
  share--
  basic (a).................  $      (.14)  $      (.07)  $       .01   $        .01   $       (.16)
                              ===========   ===========   ===========   ============   ============

------------------------

(a) Due to the changes in the numbers of shares outstanding, quarterly per share amounts do not add to the total for the year.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

    There have been no disagreements on accounting and financial disclosure matters which are required to be described by Item 304 of Regulation S-K.

                                    PART III

    Items 10, 11, 12, and 13 to be furnished by amendment hereto on or prior to April 30, 2000 or the Company will otherwise have filed a definitive Proxy Statement involving the election of directors pursuant to Regulation 14A which will contain such information.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

(A) 1.  FINANCIAL STATEMENTS:

    See Table of Contents to Financial Statements ("Item 8. Financial Statements and Supplementary Data").

    2.   FINANCIAL STATEMENT SCHEDULES:

    No schedules are included with this Report, as they are not applicable or the information required to be set forth therein is included in the consolidated financial statements or notes thereto.

    3. EXHIBITS: The following exhibits are filed with or incorporated by reference into this Report. Except as otherwise indicated, the exhibit number corresponds to the exhibit number in the referenced document.

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
        2.1             Agreement and Plan of Merger, dated December 9, 1997,
                        between U.S. Franchise Systems, Inc. and USFS
                        Hawthorn, Inc. (incorporated by reference from the Company's
                        Registration Statement on Form S-4 (Registration
                        No. 333-46185)).

        2.2             Contribution Agreement, dated December 9, 1997, among
                        Hawthorn Suites Associates, HSA Properties, Inc., USFS
                        Hawthorn, Inc. and U.S. Franchise Systems, Inc.
                        (incorporated by reference from the Company's Registration
                        Statement on Form S-4 (Registration No. 333-46185)).

        3.1             Certificate of Incorporation (incorporated by reference from the Company's Registration Statement on Form S-4
                        (Registration No. 333-46185)).

        3.2             By-laws (incorporated by reference from the Company's
                        Registration Statement on Form S-4 (Registration
                        No. 333-46185)).

        4.2 Specimen Class A Common Stock Certificate (incorporated by reference from the Company's Registration Statement on Form S-4 (Registration No. 333-46185)).

        4.3 Specimen Class B Common Stock Certificate (incorporated by reference from the Company's Registration Statement on Form S-4 (Registration No. 333-46185)).

        4.4             Shareholders Agreement, dated as of March 12, 1998 by and
                        among Hawthorn Suites Associates, HSA Properties, Inc.,
                        Michael A. Leven, Neal K. Aronson and U.S. Franchise
                        Systems, Inc. (incorporated by reference from the Company's
                        Quarterly Report on Form 10-Q for the quarterly period ended
                        March 31, 1998 (File No. 0-23941)).

        4.5             Registration and Tag-Along Rights Agreement dated as of
                        March 17, 1998 between (i) U.S. Franchise Systems, Inc.,
                        (ii) Sextant Trading LLC, Lubert-Adler Real Estate
                        Opportunity Fund,

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
                        L.P., Lubert-Adler Real Estate Opportunity Fund II, L.P. and
                        Lubert-Adler Capital Real Estate Opportunity Fund, L.P., and
                        (iii) Michael Leven and Neal K. Aronson (incorporated by
                        reference from the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 (File
                        No. 0-23941)).

        4.6 Registration Rights Agreement dated as of April 28, 1998 among U.S. Franchise Systems, Inc., Alpine Hospitality
                        Equities LLC, Michael A. Leven and Neal K. Aronson
                        (incorporated by reference from the Company's Quarterly
                        Report on Form 10-Q for the quarterly period ended
                        March 31, 1998 (File No. 0-23941)).

       10.3             Joint Venture Agreement between Microtel Franchise and
                        Development Corporation and U.S. Franchise Systems, Inc.
                        dated as of September 7, 1995 (incorporated by reference from the Company's Registration Statement on Form S-1
                        (Registration No. 333-11427)).

       10.5             Amended and Restated Stockholders' Agreement, dated as of
                        September 29, 1995, as amended on October 11, 1996, among the Company and the Original Investors (incorporated by reference from the Company's Registration Statement on Form S-1 (Registration No. 333-11427)).

       10.6             Amended and Restated Employee Stock Purchase Agreement
                        between U.S. Franchise Systems, Inc. and Michael A. Leven, entered into as of September 29, 1995, as amended effective
                        October 24, 1996 (incorporated by reference from the
                        Company's Registration Statement on Form S- 1 (Registration
                        No. 333-11427)).

       10.7             Amended and Restated Employee Stock Purchase Agreement
                        between U.S. Franchise Systems, Inc. and Neal K. Aronson,
                        entered into as of September 29, 1995, as amended effective
                        October 24, 1996 (incorporated by reference from the
                        Company's Registration Statement on Form S-1 (Registration
                        No. 333-11427)).

       10.8             Employment Agreement by and between U.S. Franchise
                        Systems, Inc. and Michael A. Leven, dated October 1, 1995
                        (incorporated by reference from the Company's Registration
                        Statement on Form S-1 (Registration No. 333-11427)).

       10.9             Employment Agreement by and between U.S. Franchise
                        Systems, Inc. and Neal K. Aronson, dated October 1, 1995
                        (incorporated by reference from the Company's Registration
                        Statement on Form S-1 (Registration No. 333-11427)).

       10.10            Voting Agreement between Michael A. Leven and Andrea Leven entered into on October 30, 1996 (incorporated by reference from the Company's Registration Statement on Form S-1
                        (Registration No. 333-11427)).

       10.11            Voting Agreement between Michael A. Leven and Neal K.
                        Aronson entered into on October 30, 1996 (incorporated by reference from the Company's Registration Statement on Form S-1 (Registration No. 333-11427)).

       10.12            Office Lease Agreement between Hallwood Real Estate
                        Investors Fund XV and U.S. Franchise Systems, Inc., dated
                        September 25, 1995 (incorporated by reference from the Company's Registration Statement on Form S-1 (Registration
                        No. 333-11427)).

       10.13 First Amendment to Office Lease between Hallwood 95, L.P., and U.S. Franchise Systems, Inc., dated May 20, 1996
                        (incorporated by reference from the Company's Registration
                        Statement on Form S-1 (Registration No. 333-11427)).

       10.14            U.S. Franchise Systems, Inc. Amended and Restated 1996 Stock
                        Option Plan (incorporated by reference from the Company's
                        Registration Statement on Form S-8 (Registration
                        No. 333-5707, Exhibit 4.3).

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
       10.15            U.S. Franchise Systems, Inc. 1996 Stock Option Plan for
                        Non-Employee Directors (incorporated by reference from the
                        Company's Registration Statement on Form S-1 (Registration
                        No. 333-11427)).

       10.17 Voting Agreement between Michael A. Leven and Andrea Leven entered into on March 12, 1998 (incorporated by reference from Exhibit 10.11 to the Company's Registration Statement on Form S-4 (Registration No. 333-46185)).

       10.18            Voting Agreement between Michael A. Leven and Neal K.
                        Aronson entered into on March 12, 1998 (incorporated by reference from Exhibit 10.13 to the Company's Registration
                        Statement on Form S-4 (Registration No. 333-46185)).

       10.21            Agreement of Purchase and Sale between America's Best
                        Inns, Inc. and The Other Selling Entities Listed on
                        Schedule I thereto and Best Acquisition, Inc., dated
                        December 15, 1997. The Registrant agrees to furnish copies of the schedules hereto supplementally to the Commission on request (incorporated by reference from the Company's
                        Registration Statement on Form S-4 (Registration
                        No. 333-46185)).

       10.22            Promissory Note, dated March 18, 1998, from Constellation
                        Equity Corp. to the Registrant in the principal amount of $10 million. (incorporated by reference from Exhibit 10.22 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 0-23941)).

       10.23            Management Services Agreement, dated March 17, 1998, between the Registrant and Constellation Development Fund LLC.
                        (incorporated by reference from Exhibit 10.23 to the
                        Company's Annual Report on Form 10-K for the year ended
                        December 31, 1997 (File No. 0-23941)).

       10.24            Asset Transfer Agreement dated as of April 28, 1998 among
                        Best Acquisition, Inc., Alpine Hospitality Ventures LLC,
                        RSVP-BI OPCO, LLC, RSVP-ABI REALCO, LLC, America's Best
                        Inns, Inc. and the entities identified on Schedule 1
                        thereto. The Company agrees to furnish copies of the
                        schedules hereto supplementally on request (incorporated by reference from the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 (File
                        No. 0-23941)).

       10.25            Securities Purchase Agreement dated as of April 28, 1998 by and between U.S. Franchise Systems, Inc. and Alpine
                        Hospitality Equities LLC. The Company agrees to furnish
                        copies of the schedules hereto supplementally on request
                        (incorporated by reference from the Company's Quarterly
                        Report on Form 10-Q for the quarterly period ended
                        March 31, 1998 (File No. 0-23941)).

       10.26            Hotel Management Agreement made and entered into on
                        April 28, 1998 by and among Alpine Hospitality Ventures LLC,
                        RSVP-BI OPCO, LLC, RSVP-ABI REALCO, LLC and USFS
                        Management, Inc. (incorporated by reference from the
                        Company's Quarterly Report on Form 10-Q for the quarterly
                        period ended March 31, 1998 (File No. 0-23941)).

       10.27            Amended and Restated License Agreement dated April 28, 1998 by and between Best Franchising, Inc. and RSVP-BI OPCO, LLC
                        (incorporated by reference from the Company's Quarterly
                        Report on Form 10-Q for the quarterly period ended
                        March 31, 1998 (File No. 0-23941)).

       10.30            Senior Subordinated Note Purchase Agreement dated as of
                        April 28, 1998 between Alpine Hospitality Ventures LLC and
                        U.S. Franchise Systems, Inc. The Company agrees to furnish copies of the schedules hereto supplementally on request
                        (incorporated by reference from the

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
                        Company's Quarterly Report on Form 10-Q for the quarterly
                        period ended March 31, 1998 (File No. 0-23941)).

       10.31            Subscription Agreement dated as of March 17, 1998 between
                        (i) U.S. Franchise Systems, Inc., (ii) Sextant Trading LLC,
                        and (iii) Lubert-Adler Real Estate Opportunity Fund, L.P.,
                        Lubert-Adler Real Estate Opportunity Fund II, L.P. and
                        Lubert-Adler Capital Real Estate Opportunity Fund, L.P.
                        (incorporated by reference from the Company's Quarterly
                        Report on Form 10-Q for the quarterly period ended
                        March 31, 1998 (File No. 0-23941)).

       10.32*           Amendment No. 1 to Employment Agreement by and between U.S.
                        Franchise Systems, Inc. and Michael A. Leven, dated as of
                        January 19, 1997

       10.33*           Amendment No. 1 to Employment Agreement by and between U.S.
                        Franchise Systems, Inc. and Neal K. Aronson, dated as of
                        January 19, 1997

       10.34*           Second Amendment to Office Lease by and between Hallwood 95,
                        L.P. and U.S. Franchise Systems, Inc., dated July 16, 1999.

       10.35*           Microtel Inns and Suites Franchising, Inc. current form of
                        License Agreement for Microtel hotels

       10.36*           Hawthorn Suites Franchising, Inc. current form of License
                        Agreement for Hawthorn hotels

       10.37*           Best Franchising, Inc. current form of License Agreement for
                        Best Inns hotels

       21.1*            List of Subsidiaries of U.S. Franchise Systems, Inc.

       23.1*            Consent of Deloitte & Touche, LLP.

       27.1*            Financial Data Schedule for the years ended December 31,
                        1999, 1998 and 1997, submitted to the Securities and Exchange Commission in electronic format.

------------------------

*   Filed herewith.

    Copies of the exhibits are available at a charge of $.25 per page upon written request to the Secretary of the Company at 13 Corporate Square, Suite 250, Atlanta, Georgia 30329.

(B) REPORTS ON FORM 8-K

    During the period from October 1, 1999 to December 31, 1999 the Company did not file any reports on Form 8-K.

                                   SIGNATURES

    Pursuant to the requirement of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                U.S. FRANCHISE SYSTEMS, INC.
                                                                        (REGISTRANT)

                                                       By              /s/ MICHAEL A. LEVEN
                                                            -----------------------------------------
                                                                         Michael A. Leven
                                                            CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF
                                                                        EXECUTIVE OFFICER

Dated March 30, 2000

    Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below on March 30, 2000 by the following persons on behalf of the Registrant in the capacities indicated.

                      SIGNATURE                                            TITLES
                      ---------                                            ------
                /s/ MICHAEL A. LEVEN                   Chairman, President and Chief Executive
     -------------------------------------------         Officer and Director (Principal Executive
                 (Michael A. Leven)                      Officer)

                 /s/ NEAL K. ARONSON                   Executive Vice President, Chief Financial
     -------------------------------------------         Officer and Director (Principal Financial
                  (Neal K. Aronson)                      and Accounting Officer)

                   /s/ DEAN ADLER
     -------------------------------------------       Director
                    (Dean Adler)

                  /s/ IRWIN CHAFETZ
     -------------------------------------------       Director
                   (Irwin Chafetz)

                   /s/ DOUG GEOGA
     -------------------------------------------       Director
                    (Doug Geoga)

              /s/ RICHARD D. GOLDSTEIN
     -------------------------------------------       Director
               (Richard D. Goldstein)

                /s/ DAVID T. HAMAMOTO
     -------------------------------------------       Director
                 (David T. Hamamoto)

                /s/ STEVE ROMANIELLO
     -------------------------------------------       Director
                 (Steve Romaniello)

              /s/ JEFFREY A. SONNENFELD
     -------------------------------------------       Director
               (Jeffrey A. Sonnenfeld)

                                 EXHIBIT INDEX

 10.32 Amendment No. 1 to Employment Agreement by and between U.S.
       Franchise Systems, Inc. and Michael A. Leven, dated as of
       January 19, 1997

 10.33 Amendment No. 1 to Employment Agreement by and between U.S.
       Franchise Systems, Inc. and Neal K. Aronson, dated as of
       January 19, 1997

 10.34 Second Amendment to Office Lease by and between Hallwood 95,
       L.P. and U.S. Franchise Systems, Inc., dated July 16, 1999

 10.35 Microtel Inns and Suites Franchising, Inc. current form of
       License Agreement for Microtel hotels

 10.36 Hawthorn Suites Franchising, Inc. current form of License
       Agreement for Hawthorn hotels

 10.37 Best Franchising, Inc. current form of License Agreement for
       Best Inns hotels

 21.1  List of Subsidiaries of U.S. Franchise Systems, Inc.

 23.1  Consent of Deloitte & Touche, LLP.

 27.1  Financial Data Schedule for the years ended December 31,
       1999, 1998 and 1997, submitted to the Securities and Exchange Commission in electronic format.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 10-Q

(MARK ONE)

[X] QUARTERLY REPORT UNDER SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the Quarterly Period Ended March 31, 2000

                                       OR

                  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the transition period from                to

                         Commission file number 0-23941

                                   -----------

                          U.S. FRANCHISE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                                          58-2361501
   (State or other jurisdiction of                         (I.R.S. Employer
   Incorporation or Organization)                          Identification No.)
   13 Corporate Square, Suite 250                                30329
        Atlanta, Georgia                                      (Zip Code)
(Address of Principal Executive Offices)

  Registrant's telephone number, including area code: (404) 321-4045

                                   -----------

         Indicate by check mark whether the registrant: (1) has filed all reports required by Sections 12, 13, or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

         There were 17,245,834 shares of the registrant's Class A Common Stock and 2,707,919 shares of the registrant's Class B Common Stock outstanding as of April 30, 2000.

                          U.S. FRANCHISE SYSTEMS, INC.

                                      INDEX

                                                                                                                              PAGE
PART I.          FINANCIAL INFORMATION
ITEM 1.          FINANCIAL STATEMENTS

                 Consolidated Statements of Financial Position at December 31, 2000 and March 31, 1999 (Unaudited)..........       3
                 Consolidated Statements of Operations for the three months ended March 31, 2000 and March 31, 1999
                 (Unaudited) ...............................................................................................       4
                 Consolidated Statements of Cash Flows for the three months ended March 31, 2000 and March 31, 1999
                 (Unaudited) ...............................................................................................       5
                 Notes to Consolidated Financial Statements (Unaudited) ....................................................       6
ITEM 2.          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS......................       7

PART II.         OTHER INFORMATION

ITEM 1.          LEGAL PROCEEDINGS..........................................................................................      19
ITEM 2.          CHANGES IN SECURITIES AND USE OF PROCEEDS..................................................................      19
ITEM 3.          DEFAULTS UPON SENIOR SECURITIES............................................................................      20
ITEM 4.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS........................................................      20
ITEM 5.          OTHER INFORMATION..........................................................................................      20
ITEM 6.          EXHIBITS AND REPORTS ON FORM 8-K...........................................................................      20
                 SIGNATURES.................................................................................................      21
                 EXHIBIT INDEX..............................................................................................      22

                          PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                  U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED)

                                                                                                   MARCH 31,         DECEMBER 31,
                                                                                                     2000                1999
                                                                                                   ---------         ------------
ASSETS
CURRENT ASSETS

   Cash and temporary cash investments...................................................         $  5,776,000         $  6,339,000
   Accounts receivable...................................................................            3,360,000            2,315,000
   Deposits and prepaid expenses.........................................................              182,000              536,000
   Promissory notes receivable...........................................................            2,359,000            1,898,000
   Deferred commissions..................................................................            4,249,000            2,564,000
                                                                                                     ---------           ----------
           TOTAL CURRENT ASSETS..........................................................           15,926,000           13,652,000

PROMISSORY NOTES RECEIVABLE..............................................................           11,116,000           12,369,000
PROPERTY AND EQUIPMENT-Net...............................................................            2,053,000            2,141,000
FRANCHISE RIGHTS-Net.....................................................................           24,463,000           24,691,000
DEFERRED COMMISSIONS.....................................................................            5,254,000            6,525,000
DEVELOPMENT SUBSIDIES....................................................................           11,593,000           10,837,000
OTHER ASSETS-Net.........................................................................              493,000              497,000
                                                                                                  ------------          -----------
           TOTAL ASSETS..................................................................         $ 70,898,000         $ 70,712,000
                                                                                                  ============         ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable......................................................................         $    582,000         $    227,000
   Commissions payable...................................................................              758,000            1,516,000
   Deferred application fees.............................................................            5,052,000            3,686,000
   Accrued expenses......................................................................            2,534,000            1,875,000
                                                                                                  ------------         ------------
           TOTAL CURRENT LIABILITIES.....................................................            8,926,000            7,304,000

DEFERRED APPLICATION FEES................................................................            5,095,000            6,570,000
                                                                                                  ------------         ------------
           TOTAL LIABILITIES.............................................................           14,021,000           13,874,000
REDEEMABLE STOCK:
Common shares, par value $0.01 per share; issued and outstanding
3,128,473 (net of 58,807 shares in Treasury at March 31, 2000 and
December 31, 1999) entitled to redemption under certain circumstances at $324,000
(net of $6,000 in Treasury) as of March 31, 2000 and December 31, 1999...................              324,000              324,000

STOCKHOLDERS' EQUITY:
Common shares, par value $0.01 per share; authorized 30,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock;
issued and outstanding 14,117,361 Class A shares and 2,707,919 Class B shares at March 31, 2000; issued and outstanding 14,063,496 Class A shares and
2,707,919 Class B shares at December 31, 1999.............................................              167,000             167,000

   Capital in excess of par...............................................................           90,687,000          90,293,000
   Accumulated deficit....................................................................          (34,301,000)        (33,946,000)
                                                                                                    ------------        ------------
   TOTAL STOCKHOLDERS' EQUITY.............................................................           56,553,000          56,514,000

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.............................................         $ 70,898,000        $ 70,712,000
                                                                                                   ============        ============


                 See notes to consolidated financial statements.

                  U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                  THREE MONTHS                  THREE MONTHS
                                                                         ENDED                         ENDED
                                                                MARCH 31, 2000                MARCH 31, 1999
                                                                --------------                --------------
REVENUES:
  Royalty and Other Fee Income Income ...........                   $3,873,000                   $ 2,559,000
  Franchise application fees.....................                      918,000                       617,000
                                                                    ----------                   -----------
                                                                     4,791,000                     3,176,000
EXPENSES:
   General and administrative....................                    4,112,000                     2,422,000
   Franchise sales commissions...................                      804,000                       659,000
  Depreciation and amortization                                        439,000                       341,000
   Interest income...............................                     (209,000)                     (751,000)
                                                                     ---------                     ---------
NET INCOME (LOSS) BEFORE TAXES                                        (355,000)                      505,000
  Income taxes                                                               0                             0
                                                  -----------------------------------------------------------

NET INCOME (LOSS) AFTER TAXES                                       ($355,000)                      $505,000
                                                  ===========================================================

Weighted average number of common shares
outstanding                                                         19,934,572                    19,875,113
Weighted average number of common shares
outstanding, assuming dilution
                                                                                                  20,023,661

Earnings (loss) per share (Basic)                                      ($0.02)                         $0.03

Earnings (loss) per share (Diluted)                                                                    $0.03

                 See Notes to Consolidated Financial Statements.

                  U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                                THREE MONTHS           THREE MONTHS
                                                                                                       ENDED                  ENDED
                                                                                              MARCH 31, 2000         MARCH 31, 1999
                                                                                              --------------         --------------

 OPERATING ACTIVITIES:

    Net Income/(Loss)...................................................................          ($355,000)               $505,000
    Adjustments to reconcile net loss to net cash provided by/(used in) operating activities:

       Depreciation and amortization....................................................             439,000                341,000
       Deferred compensation amortization...............................................             129,000                122,000
    Changes in assets and liabilities:
       Decrease/(Increase) in accounts receivable, prepaid expenses & deposits..........            (691,000)               (91,000)
       Decrease/(Increase) in promissory notes receivable...............................             792,000             (2,170,000)
       Decrease/(Increase) in deferred commissions......................................            (414,000)              (646,000)
       Decrease/(Increase) in other assets..............................................              76,000             (1,974,000)
       (Decrease)/Increase in accounts payable..........................................             355,000               (315,000)
       (Decrease)/Increase in accrued expenses..........................................             659,000               (186,000)
       (Decrease)/Increase in commissions payable.......................................            (758,000)              (594,000)
       (Decrease)/Increase in deferred application fees.................................            (109,000)               989,000
                                                                                                 -----------            -----------
       NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES                                           123,000             (4,019,000)
                                                                                                 -----------            -----------
 INVESTING ACTIVITIES:

   Acquisition of property and equipment................................................             (76,000)               (76,000)
   Issuance of development subsidies ...................................................            (635,000)                     0

   Acquisition of franchise rights .....................................................                   0                 (3,000)
                                                                                                 -----------            -----------

       NET CASH USED IN INVESTING ACTIVITIES............................................            (711,000)               (79,000)
                                                                                                 -----------            -----------

 FINANCING ACTIVITIES:

   Exercise of stock options ...........................................................              25,000                      0

 NET DECREASE IN CASH AND CASH EQUIVALANTS                                                          (563,000)            (4,098,000)

 CASH AND TEMPORARY INVESTMENTS

    Beginning of period.................................................................           6,339,000             15,966,000
                                                                                                   ---------             ----------
    End of period.......................................................................          $5,776,000            $11,868,000
                                                                                                  ==========            ===========

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION:
Non cash activities:

Issuance of 48,290 shares as a form of development subsidy                                          $220,000

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                  U.S. FRANCHISE SYSTEMS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF PRESENTATION

         The accompanying unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for reporting on Form 10-Q. Accordingly, certain information and footnotes required by generally accepted accounting principles for complete financial statements have been omitted. In the opinion of management, all adjustments, consisting of normal recurring adjustments, which are necessary for a fair presentation of financial position and results of operations, have been made. These interim financial statements should be read in conjunction with the consolidated financial statements and notes thereto, presented in the U.S. Franchise Systems, Inc. ("USFS" or the "Company") Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission. The results of operations for the three months ended March 31, 2000 are not necessarily indicative of results that may be expected for the full year.

2.  RECLASSIFICATIONS

         Certain amounts in the March 31, 2000 statement of operations and consolidated statement of cash flows have been reclassified to conform to current year classifications.

3.  EARNINGS PER SHARE

         Basic earnings per common share are computed using the weighted average number of common shares outstanding during the period. Diluted earnings per common share incorporates the incremental shares issuable upon the assumed exercise of stock options. Most of the Company's stock options were excluded from the calculation of diluted earnings per share because they were antidilutive, but these options could be dilutive in the future.

4.       STOCK OPTION PLANS

         The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions.

                                       THREE MONTHS                THREE MONTHS
                                          ENDED                       ENDED
                                        31-MARCH-00                 31-MARCH-99
                                       ------------                ------------
NEW STOCK OPTION GRANTS
   Expected life(years)                        4.0                          3.6
   Expected volatility                          44%                          36%
   Risk free interest rate                       6%                         5.9%
   Dividend yield                                0%                           0%
   Number of options granted               173,450                      203,550
   Weighted average exercise price            4.81                         9.03

FORFEITURES AND EXERCISES:
Number of options forfeited                 20,975                       14,500
Number of options exercised                  5,575                            0
STOCK OPTION EXPENSE                       $93,184                      $87,000


5.       SEGMENT REPORTING

         The Company owns three hotel brands and operates a management company primarily in the United States. Other/Corporate represents overhead and assets not specifically allocable to the brands or the management company. Revenues, expenses and capital expenditures directly attributable to each business segment are reflected as such and shown below. Common expenses and common capital expenditures are classified in other/corporate.

THREE MONTHS ENDED, MARCH 31, 2000

                              MICROTEL         HAWTHORN          BEST           MANAGEMENT                OTHER        CONSOLIDATED
                                                                                 COMPANY                CORPORATE
REVENUE
---------------------------------------------------------------------------------------------------------------------------------
March 31, 2000           $ 1,498,000      $ 2,040,000      $ 887,000        $   366,000             $    0        $    4,791,000
March 31, 1999             1,098,000        1,049,000        576,000            453,000                  0             3,176,000

NET INCOME (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
March 31, 2000           $ 1,123,000      $ 1,540,000      $ 584,000       $  (450,000)       $(3,152,000)        $    (355,000)
March 31, 1999               769,000          867,000        815,000            134,000        (2,080,000)               505,000

CAPITAL EXPENDITURES
---------------------------------------------------------------------------------------------------------------------------------
March 31, 2000                $    0           $    0       $      0         $    3,000       $     73,000           $    76,000
March 31, 1999                 2,000            1,000          2,000             46,000             25,000                76,000

6. COMMITMENTS AND CONTINGENCIES

         Two former employees of the Company have commenced an action alleging wrongful termination and seeking unspecified damages. The Company has filed a counterclaim for unspecified damages. The Company believes it has meritorious defenses but can not predict the outcome of this matter.

         The Company is currently in litigation with respect to certain financing programs under which the Company retained an ongoing participation. Management has reserved approximately $800,000 with respect to the termination of the loan program as of December 31, 1999.

         On April 11, 2000, the Company and certain subsidiaries settled a lawsuit which was brought by the owner of nine Best Inn properties for alleged mismanagement under management agreements that the Company assumed in connection with its 1998 acquisition of the Best Inns brand. USFS Management, Inc., a subsidiary of the Company, had also filed a counterclaim alleging fraudulent conduct by the owner and certain of his affiliates, which was also settled. In connection with the settlement, in the first quarter of 2000 the Company and the subsidiaries accrued $510,000 in settlement payments and related legal costs. The franchise agreements with the owner remain in effect.

         In addition, the Company is subject to litigation in the ordinary course of its business. In the opinion of management, the outcome of such litigation will not have a material impact of the earnings, financial position or cash flow of the Company.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                                     GENERAL

         This "Management's Discussion and Analysis of Financial Condition and Results of Operations" should be read in conjunction with the consolidated financial statements included herein of the Company and its subsidiaries. Certain statements under this caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of U.S. Franchise Systems, Inc. ("USFS" or the "Company") and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the following: general economic and business conditions; aggressive competition in the lodging and franchising industries; success of acquisitions and operating initiatives; management of growth; risks relating to the Company's loans to and other investments in franchisees; dependence on senior management; brand awareness; general risks of the lodging and franchising industries; development risk and construction; risk of loss of management contracts; risk relating to the availability of financing for franchisees; the existence or absence of adverse publicity; changes in business strategy or development plan; availability, terms and deployment of capital; business abilities and judgment of personnel; availability of qualified personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; construction schedules; and the costs and other effects of legal and administrative proceedings and other factors referenced below under the sub-heading "Risk Factors" in this Form 10-Q. The Company will not undertake and specifically declines any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. The Company does not intend to update the information contained herein with respect to its exploration of potential strategic alternatives for any future developments or circumstances unless and until there is a definitive transaction agreement entered into between the Company and any third party or until its exploration of potential alternatives is definitively terminated. There can be no assurance whatsoever that any transaction between the Company and any third party will take place or, even if one does occur, about the nature and extent of any terms and conditions of any such potential transaction. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations-Risk Factors".

         The Company was formed to acquire, market and service well-positioned brands with potential for rapid unit growth through franchising. The Company's brands, which are in the lodging industry, are Microtel Inn & Suites, Hawthorn Suites and Best Inn & Suites. The Company acquired the rights to these brands because of their potential for significant growth, which reflects, among other things, their potential profitability for franchisees at the property level and their positions in attractive segments of the lodging industry. Microtel primarily competes in the budget and economy segments, Hawthorn primarily in the upscale and mid-market segments, and Best primarily in the mid-market and economy segments of the lodging industry. The Company also manages certain properties on behalf of franchisees.

         As a franchisor, the Company licenses the use of its brand names to independent hotel owners and operators (i.e. franchisees). The Company provides its franchisees with a variety of benefits and services designed to
(i) decrease development costs, (ii) shorten the time frame and reduce the complexity of the construction process and (iii) increase the occupancy rates, revenues and profitability of the franchised properties. The Company offers prospective franchisees access to financing, a business format, design and construction assistance (including architectural plans), quality standards, training programs, national reservations systems, national and local advertising and promotional campaigns and volume purchasing discounts.

         The Company expects that its future revenues will consist primarily of (i) franchise royalty fees, (ii) franchise application fees, (iii) various management fees, (iv) international master license agreement fees, and (v) payments made by vendors who supply the Company's franchisees with various products and services. The Company recognizes franchise application fees as revenue only upon the opening of the underlying hotels.

         The Company's predecessor was incorporated in Delaware in August 1995. The Company was incorporated in Delaware on November 26, 1997 and merged with its predecessor on March 12, 1998 with the Company as the surviving corporation. The Company's executive offices are located at 13 Corporate Square, Suite 250, Atlanta, Georgia 30329 and its telephone number is (404) 321-4045.

INTRODUCTION

         The Company believes that it continues to feel the effects of the more difficult and competitive environment in the hotel franchising and management business. To the extent that the difficult environment encountered by the Company's franchisees during 1999 and the first quarter of 2000 continues in 2000, the Company's royalty and management fee revenues and profitability could be adversely affected and all or a portion of the Company's remaining loan portfolio ($9.1 million net of $1.1 million of reserves at March 31, 2000) could become impaired.

         The Company continues to reevaluate the future prospects of its hotel management business line. During 1999, 17 management contracts were terminated, leaving the Company with 24 contracts at December 31, 1999. The Company terminated three additional contracts in the first quarter
2000, leaving the Company with 21 contracts (including 17 with the operating subsidiary of Alpine Equity Ventures, LLC ("Ventures")). The Company is currently considering various alternatives related to the remaining contracts. Accordingly, because the Company is managing fewer properties, hotel management revenues will decline substantially in 2000 as compared to 1999. In the three months ended March 31, 2000, hotel management revenues were $366,0000 as compared to $453,000 for the three months ended March 31, 1999. If the Company determines not to continue to provide management services, the Company will be required to take a non-recurring charge related to exiting the management business line. The amount of this charge cannot be determined at this time.

         The Company, with the assistance of Banc of America Securities, continues to explore strategic alternatives and opportunities that may be or become available to the Company.

         USFS DOES NOT INTEND TO UPDATE THE INFORMATION CONTAINED HEREIN WITH RESPECT TO ITS EXPLORATION OF POTENTIAL STRATEGIC ALTERNATIVES FOR ANY FUTURE DEVELOPMENTS OR CIRCUMSTANCES UNLESS AND UNTIL THERE IS A DEFINITIVE TRANSACTION AGREEMENT ENTERED INTO BETWEEN USFS AND ANY THIRD PARTY OR UNTIL ITS EXPLORATION OF POTENTIAL ALTERNATIVES IS DEFINITIVELY TERMINATED. THERE CAN BE NO ASSURANCE WHATSOEVER THAT ANY TRANSACTION BETWEEN USFS AND ANY THIRD PARTY WILL TAKE PLACE OR, EVEN IF ONE DOES OCCUR, ABOUT THE NATURE AND EXTENT OF ANY TERMS AND CONDITIONS OF ANY SUCH POTENTIAL TRANSACTION.

         Comparisons have been made between the three months ended March 31, 2000 and the three months ended March 31, 1999 for the purposes of the following discussion:

RESULTS OF OPERATIONS

         FRANCHISE SALES GROWTH- The Company has realized Microtel franchise sales growth as follows:

FRANCHISE SALES GROWTH

                                                                                                              AS OF MARCH 31,
---------------------------------------------------------------------------------------------- -------------- ------------------
MICROTEL FRANCHISE DATA                                                                                 2000               1999
---------------------------------------------------------------------------------------------- -------------- ------------------
   Properties open (1)                                                                                   190                135

   Executed agreements and under construction                                                             56                 65
   Executed franchise agreements but not under construction                                              253                270
   Accepted applications                                                                                 102                 51
                                                                                               -------------- ------------------
Total in development and accepted applications (2)                                                       411                386
---------------------------------------------------------------------------------------------- -------------- ------------------
OPEN PLUS IN DEVELOPMENT AND ACCEPTED APPLICATIONS                                                       601                521
---------------------------------------------------------------------------------------------- -------------- ------------------

 (1) The Company does not receive royalties from 27 hotels open as of March 31, 2000.
 (2) There can be no assurance that properties in development or for which applications have been accepted will result in open hotels. During the three months ended March 31, 2000, two previously opened hotels ceased operating as a Microtel. Since the Microtel brand was acquired by the Company, 36% of accepted applications did not become executed agreements and 38% of executed agreements terminated before resulting in open hotels. See "Rick Factors-Dependence on, and Obstacles to, Hotel Openings.

         During the first quarter 2000, for Microtel hotels open one year or more, average daily rate, occupancy and revenue per available room ("Rev Par") were $42.80, 52.7% and $22.54 compared to $41.70, 51.9%, and $21.64 in first quarter 1999.

         The Company has realized Hawthorn Suites franchise sales growth as follows:

                                                                                                                 AS OF MARCH 31,
---------------------------------------------------------------------------------------------- -------------- ------------------
HAWTHORN SUITES FRANCHISE DATA                                                                          2000               1999
---------------------------------------------------------------------------------------------- -------------- ------------------
   Properties open (1)                                                                                   110                 54
   Executed agreements and under construction                                                             40                 38
   Executed franchise agreements but not under construction                                              135                111
   Accepted applications                                                                                  66                 69
                                                                                               -------------- ------------------
Total in development and accepted applications(2)                                                        241                218
---------------------------------------------------------------------------------------------- -------------- ------------------
OPEN PLUS IN DEVELOPMENT AND ACCEPTED APPLICATIONS                                                       351                272
---------------------------------------------------------------------------------------------- -------------- ------------------

 (1) The Company does not receive royalties from 1 hotel open as of March 31, 2000.
 (2) There can be no assurance that properties in development or for which applications have been accepted will result in open hotels. During the three months ended March 31, 2000, no previously opened hotels ceased operating as a Hawthorn. Since the Hawthorn brand was acquired by the Company, 32% of accepted applications did not become executed agreements and 15% of executed agreements terminated before resulting in open hotels. See "Rick Factors-Dependence on, and Obstacles to, Hotel Openings.

       During the first quarter 2000, for properties in the Hawthorn system one year or more, average daily rate, occupancy and Rev Par were $84.00, 64.3% and $53.99 compared to $84.88, 59.7%, and $50.63 in first quarter 1999.

       The Company has realized Best Inns franchise sales growth as follows:

                                                                                                               AS OF MARCH 31,
---------------------------------------------------------------------------------------------- -------------- ------------------
BEST INNS FRANCHISE DATA                                                                                2000               1999
---------------------------------------------------------------------------------------------- -------------- ------------------
   Properties open                                                                                       125                 65

   Executed agreements and under construction                                                             28                 19
   Executed franchise agreements but not under construction                                               31                 26
   Accepted applications                                                                                 128                103
                                                                                               -------------- ------------------
Total in development and accepted applications (1)                                                       187                148
---------------------------------------------------------------------------------------------- -------------- ------------------
OPEN PLUS IN DEVELOPMENT AND ACCEPTED APPLICATIONS                                                       312                213
---------------------------------------------------------------------------------------------- -------------- ------------------

(1) There can be no assurance that properties in development or for which applications have been accepted will result in open hotels. During the three months ended March 31, 2000, four previously opened hotels ceased operating as a Best Inns. Since the Best brand was acquired by the Company, 64% of accepted applications did not become executed agreements and 4% of executed agreements terminated before resulting in open hotels. See "Rick Factors-Dependence on, and Obstacles to, Hotel Openings.

       During the first quarter 2000, for properties in the Best Inns system one year or more, average daily rate, occupancy and Rev Par were $53.25, 54.4% and $28.96 compared to $48.06 58.1%, and $27.94 in first quarter 1999.

         REVENUE- The Company has derived revenues from the following sources:

                                                                                         THREE MONTHS ENDED      THREE MONTHS ENDED
                                                                                             MARCH 31, 2000          MARCH 31, 1999
                                                                                         ------------------      ------------------
Royalty and other fee Income...........................                                           3,873,000              $2,559,000
Franchise application fees.............................                                             918,000                 617,000
                                                                                                  ---------              ----------
TOTAL..................................................                                          $4,791,000              $3,176,000

THREE MONTHS ENDED MARCH 31, 2000 COMPARED TO THREE MONTHS ENDED MARCH 31, 1999

         Royalty and other fee income increased approximately $1.3 million for the three months ended March 31, 2000 as compared to the prior year's comparable period. The increase is primarily attributable to (i) the increase in royalty paying hotels from 224 to 397 and (ii) signing of an international master license agreement ($100,000). The revenue increase was offset by an $87,000 decrease in hotel management fees and a $125,000 decline in the management fees received from Constellation Development Fund. During the three months ended March 31, 2000, hotel management fees were $366,000 compared to $453,000 for the three months ended March 31, 1999. Management fee revenues is expected to continue to decline substantially as discussed in the Introduction. During the three months ended March 31, 2000, management fees for Constellation Development Fund were $125,000 compared to $250,000 in the same period last year.

         Franchise application fees increased approximately $0.3 million for the three months ended March 31, 2000 as compared to the prior year's comparable period primarily due to an increase in the number of hotels opened during the quarter.

EXPENSES-The Company's expenses were as summarized below:

                                                                      THREE MONTHS ENDED                     THREE MONTHS ENDED
                                                                          MARCH 31, 2000                         MARCH 31, 1999
                                                                      ------------------                     ------------------
  General and administrative..........................                        $4,112,000                             $2,422,000
  Franchise sales commissions.........................                           804,000                                659,000
  Depreciation and amortization.....                                             439,000                                341,000
  Interest income.....................................                         (209,000)                              (751,000)
                                                                               ---------                              ---------
  TOTAL...............................................                        $5,146,000                             $2,671,000

THREE MONTHS ENDED MARCH 31, 2000 COMPARED TO THREE MONTHS ENDED MARCH 31, 1999

         General and administrative expenses increased by approximately $1,690,000 including certain charges totaling $760,000 for the three months ended March 2000 as compared to the prior year's comparable period. The $760,000 charge reflected in the three months ended March 2000 pertained to a settlement of a legal dispute involving the Company's management subsidiary and to costs associated with the Company's review and evaluation of strategic alternatives.

         Excluding those certain charges, general and administrative expenses increased $930,000 primarily related to (1) an increase in personnel and associated costs due to more open hotels ($421,000); (2) increased professional fees ($253,000); and (3) increased marketing expenses ($194,000).

         Franchise sales commissions increased $145,000 for the three months ended March 31, 2000 as compared to the comparable prior year's period primarily due to an increase in the number of hotels opened during the quarter.

         Depreciation and amortization expense increased $98,000 primarily due to additional amortization related to development subsidies.

         Interest income, resulting primarily from promissory notes receivable and investments in cash and marketable securities, decreased $542,000 primarily due to the fact the Company recorded no interest income during the first quarter of 2000 related to a $15 million loan made to Alpine Hospitality Ventures and a reduced amount of cash available for investments in marketable securities. The Company does not expect to recognize pay-in-kind interest on the loan to Ventures in 2000.

LIQUIDITY AND CAPITAL RESOURCES

         The Company had approximately $5.8 million in cash or equivalents as of March 31, 2000. In management's opinion, based on the Company's current operations, the Company's capital resources, including its cash on hand and borrowing capability, are sufficient to fund operations for the next 12 months. The Company currently has no outstanding lines of credit in place.

         For the three months ended March 31, 2000, the Company had a net loss of $355,000. Net cash provided by operating activities was $123,000 and the primary operating adjustments to net income was a decrease in promissory notes receivable ($792,000) a decrease in commissions payable ($758,000), and an increase in accrued expenses ($659,000). For the three months ended March 31, 2000, net cash provided by investing activities was $711,000 with the primary investment being development subsidies issued to franchisees ($635,000). For the three months ended March 31, 2000, net cash provided in financing activities was $25,000 resulting from the exercise of stock options by certain current and former employees.

         As of March 31, 2000, the Company had loans outstanding of approximately $4.4 million in the aggregate to Constellation Equity Corp. ("Constellation") and expects to lend up to an additional $400,000 to Constellation. Due to uncertainties surrounding ultimate recoverability of these loans, the Company is accounting for them on the cost recovery basis, where interest income is recorded only after recovery of principal.

         As of March 31, 2000, the Company had made a $15 million unsecured subordinated loan to Ventures. In the fourth quarter of 2000, the Company took a $15.5 million reserve against this loan and accrued interest thereon. The Company also is committed to make up to $7.5 million of additional loans to Ventures under certain circumstances. The Company manages the 17 hotels owned by a subsidiary of Ventures, all of which are franchises of the Company. Certain management and franchise fees related to these hotels could be deferred if the senior debt owed by the owner of those hotels is not paid currently. A portion of these fees were deferred in the first quarter 2000. Commencing April 2001, the Company may be obligated to reimburse the owner of those hotels for as much as 90% of the management fee if the owner's net profit for the 12-month period then ended, and each subsequent 12-month period, falls below a specified level.

 YEAR 2000 COMPUTER MATTER

         The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions or customer reservations or engage in similar normal business activities. The Company has experienced no material disruptions or adverse effects due to Year 2000 issues and management believes that the Year 2000 Issue will not pose material operational problems for its computer systems and does not expect that any remaining costs of compliance will have a materially adverse impact on the results of operations during any quarterly or annual reporting period. The Company does not believe that its operations and systems are vulnerable to those third parties' failure to remediate their own Year 2000 Issues. There can be no guarantee that the systems of other companies on which the Company's operations and systems rely will not have an adverse effect in the Company's systems or results of operations. There can be no assurances that circumstances will not arise in the future that will require management to take action in addition to what has already been performed on the Year 2000 Issues.

SEASONALITY

    Royalties generated by gross room revenues of franchised properties are expected to be the largest source of revenue for the Company for the immediate future. The Company expects to experience seasonal revenue patterns similar to those experienced by the lodging industry generally. The summer months, because of increase in leisure travel, are expected to produce higher revenues for the Company than other periods. Accordingly, the Company may experience lower revenues and profits in the first and fourth quarters and higher revenues and profits in the second and third quarters.

RISK FACTORS

         In evaluating the Company and its business, the following risks should be considered. These are not the only risks the Company faces. Some risks are not yet known to the Company and others that the Company does not consider material but could later turn out to be so. All of these risks could adversely affect the Company's business:

MANAGEMENT OF GROWTH

         The Company has experienced rapid growth in the number of its employees and the scope of its operations since its inception. This growth has resulted in, and is expected to continue to create, new and increased responsibilities for management personnel, as well as added demands on the Company's operating and financial systems. The Company's success will depend on its ability to manage this growth while implementing its strategy. The efforts of key management personnel and the Company's ability to attract or develop new management personnel and to integrate these new employees into its overall operations will be crucial to continued growth. The recent aggressive competition in the franchise business has made it more difficult and more costly to attract qualified personnel. If the Company is unable to manage growth effectively, the Company's business and results of operations could be materially and adversely affected.

DEPENDENCE ON, AND OBSTACLES TO, HOTEL OPENINGS

         The Company expects that in the future its principal source of revenue will be franchise fees received from its franchisees. Accordingly, future revenues will be highly dependent on the timing and the number of open hotels and their gross room revenues. There are numerous factors beyond the control of the Company which affect the probability and timing of a hotel opening and the ability or desire for a hotel to stay in the Company's franchise system. These factors include, but are not limited to, the ability of a potential hotel owner to (i) secure adequate financing or satisfy financing payments during the construction period; (ii) locate an appropriate site of a hotel; (iii) obtain all necessary state and local construction, occupancy or other permits and approvals; (iv) obtain necessary construction materials; and (v) reach a satisfactory level of profitability at the hotel. Under industry and general economic conditions that prevailed in 1999, the first quarter of 2000 and that are expected to continue in 2000, hotel developers have had and may continue to have difficulty accessing needed capital and attaining satisfactory levels of profitability. As a result, the number and timing of franchised hotel openings, and accordingly the Company's franchise fees, could be adversely affected if current conditions do not improve. Additionally, there can be no assurance that accepted franchise applications will result in executed franchise agreements or that executed franchise agreements will result in open properties. Deteriorating conditions in the lodging industry can be expected to adversely affect the likelihood that properties in development will open on a timely basis or at all.

LIMITED OPERATING HISTORY; NET LOSSES; OUR RESULTS FLUCTUATE AND THESE FLUCTUATIONS CAN BE UNPREDICTABLE

         The Company began operating in October 1995 and therefore has a limited operating history upon which investors can evaluate its performance. While the Company was profitable during the first three quarters of 1999, the Company incurred significant charges in the fourth quarter of 1999 that resulted in a net loss for the year and recorded a net loss, after certain charges, for the first quarter 2000. There can be no assurance that the Company will be profitable in the future. Additionally, events outside our control, including those set forth in other risk factors, may cause the Company to experience fluctuations in revenues and operating results. As a result, the Company's future results may be below market expectations, including the expectations of financial analysts and investors. A failure to meet such expectations may adversely affect the trading price of the Company's Class A Common Stock.

MANAGEMENT, BY VIRTUE OF OWNERSHIP OF SUPERVOTING CLASS B COMMON STOCK, CONTROLS THE COMPANY

         Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share. Each share of Class B Common Stock is convertible at any time into one share of the Class A Common Stock and, with limited exceptions, will convert automatically upon any transfer thereof. Michael A. Leven, Chairman, President and Chief Executive Officer, and Neal K. Aronson, Executive Vice President and Chief Financial Officer, have the right to vote all of the outstanding shares of Class B Common Stock, which, together with shares of Class A Common Stock which they beneficially own (including stock held by other members of management), represent approximately 65% of the combined voting power of the Company's outstanding Common Stock. By reason of their right to vote the Class B Common Stock, Messrs. Leven and Aronson will be able to (i) elect all of the Company's directors (except as otherwise contractually provided), (ii) amend the Charter with respect to most matters,
(iii) effect a merger, sale or other major corporate transaction, (iv) defeat any unsolicited takeover attempt and (v) generally direct the affairs of the Company (including in a manner that may benefit themselves disproportionately relative to other shareholders).

SUCCESSFUL COMPLETION AND INTEGRATION OF ACQUISITIONS

         One element of the Company's business strategy is to continuously evaluate acquisitions and business combinations. These acquisitions may be of brands in the lodging industry or in other industries, or of businesses that the Company does not expect to franchise, which would require the Company to develop expertise in areas that it does not currently operate. There can be no assurance that the Company will identify and complete suitable acquisitions or if completed, that such acquisitions will be successfully integrated. The Company did not engage in any such transaction in 1999. Acquisitions involve numerous risks, including difficulties assimilating new operations and brands. There can be no assurance that any acquisitions would result in long-term benefits to the Company or that management would be able to manage effectively the resulting business.

DEPENDENCE ON SENIOR MANAGEMENT

         The success of the Company is largely dependent on the efforts and abilities of its senior management and certain other key personnel, particularly Messrs. Leven, Aronson and Steve Romaniello, Executive Vice President-Franchise Sales and Administration. The Company's success will depend in large part on its ability to retain these individuals and other current members of its senior management team and to attract and retain qualified personnel in the future. The loss of members of senior management or of certain other key employees or the Company's inability to retain and attract other qualified employees could have an adverse impact on the Company's business and results of operations. Certain franchise agreements have stipulations which allow franchisees to exit without penalty if certain members of management are no longer affiliated with the Company. The Company does not maintain key person life insurance on behalf of the lives of any of its officers or employees.

COMPETITION FOR NEW FRANCHISE PROPERTIES AND HOTEL GUESTS

         Competition among national brand franchisers and smaller chains in the lodging industry to grow their franchise systems is fierce and intensified during 1999 and during the first quarter of 2000. During 1999, an increasing number of hotel companies announced new franchise initiatives. As a result, the Company believes there has been a marked increase in franchise sales personnel throughout the lodging industry and more aggressive financial incentives are being offered to hotel owners and developers. Many of the Company's competitors are affiliated with larger chains with substantially more properties, greater marketing budgets and greater brand identity than the Company and its brands. There can be no assurance that the Company can franchise a sufficient number of properties to generate operating efficiencies that will enable it to compete with these larger chains.

GENERAL RISKS OF THE LODGING INDUSTRY

         The Company is exposed to general risks of the lodging industry in a number of ways. First, as a franchiser and manager, the Company's franchise royalty and management fee revenues vary directly with its franchisees' gross room revenues. As a result, the Company's franchise and management businesses are, and will be, affected by risks experienced by hotel operators generally. In fact, because of factors adversely affecting the lodging industry such as lower occupancy rates, lower percentages of daily rate growth, higher interest rates and increased room supply competition, the Company is currently evaluating the future prospects of its management business to determine whether to continue to offer management services. Second, to the extent the Company directly or indirectly makes equity or debt investments in hotel properties, those investments will be subject to the risks experienced by the underlying properties. Third, the Company may directly acquire ownership interests in its branded hotel properties in order to promote the brand or for other reasons. To the extent that the Company owns or leases hotel properties, it will be subjected to the risks of a hotel operator.

         The segments in which hotels franchised under the Company's brands currently operate or plan to operate, may be adversely affected by changes in national or local economic conditions and other local market conditions, such as an oversupply of or a reduction in demand for lodging or a scarcity of potential sites in a geographic area, changes in travel patterns, extreme weather conditions, changes in governmental regulations that influence or determine wages, prices, construction costs or methods of operation, changes in interest rates, the availability of financing, and changes in real estate tax rates and other operating expenses. In addition, due in part to the strong correlation between the lodging industry's performance and economic conditions, the lodging industry is subject to cyclical changes in revenues and profits. In fact, the Company believes that hotel operators were negatively affected during 1999 and during the first quarter of 2000 by increased room supply, weaker room demand and higher interest rates, among other things. These risks may have been exacerbated by the relatively illiquid nature of real estate holdings.

         Downturns or prolonged adverse conditions in real estate or capital markets or in national or local economies could have a material adverse impact on the Company's ability to locate new franchisees, the timing of new hotel openings, the number of rooms at newly-opened hotels, and the amount of royalty and management fee income earned by the Company and could result in the cancellation of the Company's franchise agreements and management contracts and increase risks of impairment on loans or other investments made by the Company directly or indirectly to or in franchisees and developers and potential deferral or loss of the interest income associated with such potential write-offs. In fact, during the first quarter 2000, six of the Company's franchised hotels left their respective systems and three of the Company's management contracts were terminated. In addition to the aforementioned risks, the Company's current and potential future investments in or ownership of hotel properties creates a risk of decreased earnings due to losses related to start-up expenses or ongoing losses due to shortfalls in expected performance of a hotel. In addition, any guaranty required to secure construction or permanent loan financing could adversely affect the Company's financial condition.

         The Company expects to experience seasonal revenue patterns similar to those experienced by participants in the lodging industry generally. Accordingly, the summer months, because of increases in leisure travel, are expected to produce higher revenues for the Company than other periods during the year.

DEVELOPMENT AND OWNERSHIP RISK

         The Company's success depends upon the development or conversion and opening of hotels. As a result, it is subject to risks experienced by hotel developers. These risks, which are applicable to Microtels as new construction properties, and to Hawthorn and Best Inns as both new construction and conversion properties, include delays in the commencement or completion of construction, failure to obtain all necessary zoning and construction permits, discovery of environmental hazards, unavailability of financing on favorable terms, if at all, the failure of developed properties to achieve desired revenue or profitability levels once opened, competition for suitable development sites from competing franchise chains, the risk of incurring substantial costs in the event a development project must be abandoned prior to completion, changes in governmental rules, regulations and interpretations and general economic and business conditions. The Company's revenues may also be adversely affected by increases in interest rates, which could increase the costs of financing new hotel construction or the conversion of existing hotels. Any one of these risks could discourage or prohibit potential franchisees from beginning or completing hotel projects or harm the profitability of an open hotel, which could result in the termination of franchise agreements and management contracts.

         If the Company leases and/or owns hotel properties or makes, directly or indirectly, equity or debt investments in hotel properties, it would be subject to risks experienced by hotel operators generally. During 1999, the Company incurred costs of approximately $0.5 million in connection with its abandoned purchase of a Hawthorn Suites property, representing a portion of a forfeited deposit and transaction costs.

RISKS RELATING TO THE FINANCING OF FRANCHISEES

         The Company participates, from time to time, in construction loans, equity investments, and long-term mortgage loans made to franchisees. In particular, the Company has committed to lend up to $10 million to Constellation Equity Corp. ("Constellation") to be invested by Constellation in Constellation Development Fund, LLC (the "Development Fund") and to be used by the Development Fund to provide debt and equity financing to selected developers. As of March 31, 2000, the Company has loaned approximately $4.4 million in the aggregate to Constellation and expects to loan up to an additional $400,000 to Constellation in the remainder of 2000. The loan to Constellation is subordinated to returns of other members. If such returns are not met, this loan could be jeopardized. Due to the uncertainty surrounding the ultimate recoverability of the subordinated loan, the Company is accounting for them on a cost-recovery basis, where interest income is recorded only after recovery of principal. As of March 31, 2000, the Development Fund has invested in seven Microtels and two Hawthorn Suites hotels which are in different stages of development. As of February 21, 2000, the managers of the Development Fund agreed that no additional projects will be commenced in the future.

         In addition, the Company made a $15 million unsecured subordinated loan to Alpine Hospitality Ventures LLC ("Ventures") in connection with the Best Inns acquisition at an interest rate of 12% per annum, interest on which will be paid in cash to the extent available and otherwise to be paid in-kind. The loan is subordinated to a guaranty provided by Ventures in connection with a third party senior loan in the principal amount of approximately $65 million to its subsidiary that acquired 17 Best Inns hotels in the Best Inns transaction and is structurally subordinated to such third party loan. The Company is also committed to make additional loans of up to $7.5 million to Ventures under certain circumstances. No such additional loans were made as of March 31, 2000, but it is possible that the loan, or a portion thereof, will be required to be made in the future. Both Ventures and Constellation are highly leveraged entities and there can be no assurances that any loans to Ventures or Constellation will be repaid. In the fourth quarter 1999, the Company was advised by Ventures that the senior lender to its operating subsidiary planned to institute a "lock-box" arrangement because of the deteriorating financial condition of the operating subsidiary. In March 2000, the lock-box agreement was executed. The lock-box arrangement effectively precludes the payment of cash interest to the Company while such arrangement is in place. The Company will continue to receive interest in-kind payments but will not include such in-kind payments in income. Recognition of such in-kind payments as income is dependent upon the amount of underlying property values of the borrower, relative to other lenders and shareholders. There can be no assurance that those values will continue to be sufficient to permit the Company to continue to record such interest income and, in fact, no such income was recognized by the Company in the fourth quarter 1999 or the first quarter 2000 and the Company does not currently expect to record income in 2000. In fact, the Company has taken a reserve of approximately $15.5 million associated with the principal and accrued interest of the loan.

         The Company has also made various loans and advances to individual franchisees, the reservation and marketing funds for the Microtel and Best Inns brands, and loan participations in a financing program with Nomura Asset Capital Corp. See "Legal Proceedings" for a discussion of a pending litigation concerning these loan participations. The Company is subject to the risks experienced by lenders generally, including risks of franchisee/borrower defaults and bankruptcies. Among other things, the ability of the borrowers to repay these loans will be affected by the factors discussed under "General Risks of the Lodging Industry" and "Development and Ownership Risk." The failure of a borrower to pay interest could have a material adverse effect on the Company's results of operations. In the event of default under such loans, the Company, as a lender, would bear the risk of loss of principal to the extent the value of the collateral was not sufficient to pay lenders, which may be more senior in the capital structure. As of March 31, 2000, in addition to the loans to Ventures and Constellation, the Company had outstanding loans made to borrowers of approximately $9.1 million aggregate principal amount (net of approximately $1.1 million of reserves). If the financial condition of the borrowers of these loans were to worsen, the loans could be deemed to be impaired, which could result in a significant charge to the Company and future interest income related to these loans could be deferred or eliminated which could have a materially adverse effect on future income. In connection with equity investments, the Company would be subject to risks as an equity investor. See "Business-Regulation."

REGULATION

         The sale of franchises is regulated by various state laws, as well as by the FTC. To the extent that the Company manages, owns or leases hotel properties, it will be subject to additional governmental regulations. For example, owners and operators of hotels are subject to numerous federal, state and local government regulations, including those relating to the preparation and sale of food and beverages (such as health and liquor license laws) and building and zoning requirements. Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. The determination that hotels owned, managed or leased by the Company are not in compliance with the ADA could result in the imposition of fines, and award of damages to private litigants or significant expense to the Company in bringing these hotels into compliance. Additionally, various national, state and local laws and regulations may affect activities undertaken by the Company in connection with providing financing to franchisees. In particular, the Company may be required to obtain a license or to register in certain states in order to arrange loans to be made to franchisees. See "Business-Regulation."

DEPENDENCE ON SPIRIT RESERVATION SYSTEM

         Franchisees of the Hawthorn brand open one year or greater derived approximately 21% of their reservations through the Spirit Reservation System, which is operated under contract with Hyatt Hotels Corporation by CSC Outsourcing, Inc. ("CSC") and Sabre Technology Solutions ("Sabre"). There can be no assurance that CSC and Sabre will continue to service Hawthorn Suites' reservations needs in the future.

ABSENCE OF DIVIDENDS

         The Company has not paid a dividend on its Common Stock since its inception. The Company intends to retain any earnings to finance its growth and for general corporate purposes and therefore does not anticipate paying any cash dividends in the foreseeable future. In addition, future financing agreements may contain limitations on the payment of cash dividends or other distributions of assets to the holders of Common Stock.

ANTI-TAKEOVER DEVICES

         Certain identical provisions of the Certificate of Incorporation and the By-laws of the Company may be deemed to have anti-takeover effects and may delay, deter or prevent a change in control of the Company that stockholders might otherwise consider in their best interests. These provisions (i) allow only the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer of the Company to call special meetings of the stockholders, (ii) eliminate the ability of stockholders to take any action without a meeting, (iii) establish certain advance notice procedures for nomination of candidates for election as directors and for stockholder proposals to be considered at stockholders' meeting, (iv) generally authorize the issuance of one or more classes of "blank check" preferred stock, with such designations, rights and preferences as may be determined from time to time by the Board of Directors, (v) require approval of holders of 75% of the outstanding Class B Common Stock for the Board of Directors to create a series of Preferred Stock with general voting rights or with the right to elect a majority of directors under any circumstances and (vi) require approval of holders of 75% of the outstanding voting power to amend or repeal items (i), (ii) or (v) above or this item (vi).

                           PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

         The Company is and may become party to claims and litigations that arise in its normal course of business, including but not limited to those listed below. In management's opinion, except for certain of the matters described below, the outcome of any currently pending matters is not expected to have a material adverse effect on the Company's consolidated financial statements.

         Nomura Asset Capital Corporation has commenced an action against the Company and its subsidiary seeking damages in an amount not less than $704,910. Nomura has also asserted that it is entitled to foreclose on $432,949 in loan participations previously funded by the Company and pledged to Nomura. The complaint alleges, among other things, that the Company owes Nomura this amount in connection with certain construction loans Nomura has made to the Company's franchisees. The Company has filed a counterclaim for unspecified damages. The Company cannot predict the outcome of this matter.

         Best Western International and Cal-Vegas LP have filed notices of opposition to the registration (but not to the use) by the Company of certain Best Inns marks. The Company believes that the opposition rights of Cal-Vegas have expired, and is contesting the Best Western opposition. While the Company cannot predict the outcome of this matter, it does not believe that it will have a material adverse effect on the Company's ability to market the Best Inns brands or on the Company's consolidated financial statements.

         Two former employees of the Company have commenced an action alleging wrongful termination and seeking unspecified damages. The Company has filed a counterclaim for unspecified damages. The Company believes it has meritorious defenses but can not predict the outcome of this matter.

         On April 11, 2000, the Company and certain subsidiaries settled a lawsuit which was brought by the owner of nine Best Inn properties for alleged mismanagement under management agreements that the Company assumed in connection with its 1998 acquisition of the Best Inns brand. USFS Management, Inc., a subsidiary of the Company, had also filed a counterclaim alleging fraudulent conduct by the owner and certain of his affiliates, which was also settled. In connection with the settlement, in the first quarter of 2000 the Company and its subsidiaries accrued $510,000 in settlement payments and related legal costs. The franchise agreements with the owner remain in effect.

ITEM 2. CHANGES IS SECURITIES AND USE OF PROCEEDS

         In connection with a letter agreement with Leisure Hotel Management dated February 3, 1998, the Company has authorized the issuance of up to $900,000 worth of shares of Class A Common Stock upon the attainment of certain development milestones. On March 3, 2000, the Company issued 48,290 shares of Class A Common Stock, valued at approximately $240,000, in satisfaction of the first such milestone. The Company believes that this transaction is exempt from registration under the Securities Act of 1933, as amended, (the "Act") by virtue of Section 4(2) of the Act.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

         Not applicable

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         There were no matters submitted to a vote of security holders during the quarter.

ITEM 5. OTHER INFORMATION

         Not applicable

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

         A)       EXHIBITS:

  EXHIBIT   DESCRIPTION
  NUMBER

       27.1 Financial Data Schedule.

         B)       REPORTS ON FORM 8-K

                  During the period from January 1, 2000 to March 31, 2000, the Company did not file any reports on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. FRANCHISE SYSTEMS, INC.

By /s/  Michael A. Leven                   By  /s/ Neal K. Aronson
      -----------------------------              -----------------------------
        Michael A. Leven                             Neal K. Aronson
   CHAIRMAN OF THE BOARD, PRESIDENT         EXECUTIVE VICE PRESIDENT AND CHIEF
    AND CHIEF EXECUTIVE OFFICER                      FINANCIAL OFFICER

Dated:  May 12, 2000

                                  EXHIBIT INDEX

  EXHIBIT   DESCRIPTION
  NUMBER

       27.1 Financial Data Schedule.

                                   FORM OF

                          U.S. FRANCHISE SYSTEMS, INC.

                   AMENDED AND RESTATED 1996 STOCK OPTION PLAN


     SECTION 1. Purpose. The purposes of this U.S. Franchise Systems, Inc. 1996 Stock Option Plan are to promote the interests of U.S. Franchise Systems, Inc. ("USFS" or the "Company") and its stockholders by (i) attracting and retaining exceptional officers and other key employees of the Company and its Subsidiaries, and consultants, advisors and others whom the Committee determines possess skills that would be an asset to the Company or any of its Subsidiaries;
(ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

     SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by or controls the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

     "Board" shall mean the Board of Directors of the Company.

     "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Permitted Holders, (ii) any person or group, other than the Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean (i) a committee of the Board designated by the Board to administer the Plan and composed of not less two directors, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code section 162(m)) to the extent Rule 16b-3 and Code section 162(m), respectively, are applicable to the Company or (ii) if at any time such a committee has not been so designated by the Board, the Board or any authorized committee thereof.

     "Company" shall mean U.S. Franchise Systems, Inc., together with any successor thereto.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean, (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (B) with respect to the Shares, as of any date, (i) the mean between the high and low sales prices of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for such date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

     "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     "Option Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Option, which may, but need not, be executed or acknowledged by a Participant.

     "Participant" shall mean any officer or other key employee (including any prospective officer or key employee) of the Company or its Subsidiaries, and any consultant, advisor or other person whom the Committee determines possesses skills that would be an asset to the Company or any of its Subsidiaries, in each case who is eligible for an Option under Section 5 and selected by the Committee to receive an Option under the Plan.

     "Permitted Holders" shall mean, as of the date of determination, any and all of Neal K. Aronson and Michael A. Leven, their spouses, their siblings and their siblings' spouses, their parents and descendants of any of them (whether natural or adopted) (collectively, the "Family Group") and (iii) any trust established and maintained primarily for the benefit of any member of the Family Group and any entity controlled by any member of the Family Group.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Plan" shall mean this U.S. Franchise Systems, Inc. 1996 Stock Option Plan.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.


     "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

     "Shares" shall mean shares of the Class A Common Stock of the Company, $.01 par value, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).

     "Subsidiary" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee

     "Substitute Awards" shall have the meaning specified in Section 4(c).

     SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Options; (iv) determine the terms and conditions of any Option;
(v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other securities, or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other property, and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, and any shareholder.

     (c) The mere fact that a Committee member shall fail to qualify as a "Non-Employee Director" or "outside director" within the meaning of Rule 16b-3 and Code section 162(m), respectively, shall not invalidate any Option granted by the Committee which Option is otherwise validly made under the Plan.

     (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

     SECTION 4. Shares Available for Options.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Options may be granted under the Plan shall be 1,975,000 and the maximum number of Shares with respect to which Options may be granted to any Participant in any fiscal year shall be 250,000. If, after the effective date of the Plan, any Shares covered by an Option granted under the Plan, or to which such an Option relates, are forfeited, or if an Option has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting) and in either such case a Participant has received no benefits of ownership with respect to the forfeited Shares or the Shares to which such expired, terminated or canceled Option relates (other than voting rights and dividends that were forfeited in connection with such forfeiture, expiration, termination or cancellation), then the Shares covered by such Option shall, to the maximum extent permitted under
Section 162(m) of the Code during any period when Section 162(m) is applicable to the Company, again be, or shall become, Shares with respect to which Options may be granted hereunder.

     (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted,
(ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option.

     (c) Substitute Awards. Options may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines ("Substitute Awards"). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Options under the Plan.

     (d) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     SECTION 5. Eligibility. Any officer or other key employee of the Company or any of its Subsidiaries (including any prospective officer or key employee), and any consultant, advisor or other person whom the Committee determines possesses skills that would be an asset to the Company or any of its Subsidiaries, who is not a member of the Committee, shall be eligible to be designated a Participant.

     SECTION 6. Stock Options.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Option Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

     (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Option Agreement.

     (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Option Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable;

     (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, (i) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months) or
(ii) if permitted by and subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell such Shares and deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

     SECTION 7. Amendment and Termination.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or necessary to qualify the options granted hereunder as performance based compensation for purposes of Code Section 162(m) (provided that the Company is subject to the requirements of Section 16 of the Exchange Act or Code Section 162(m), as the case may be, as of the date of such action).

     (b) Amendments to Options. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     (c) Adjustment of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     SECTION 8. Change of Control. In the event of a Change of Control after the date of the adoption of this Plan, any outstanding Options then held by Participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control.

     SECTION 9. General Provisions.

     (a) Nontransferability. Each Option and each right under any Option shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

     (b) No Rights to Options. No Participant or other Person shall have any claim to be granted any Option, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options. The terms and conditions of Options and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

     (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (d) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Option, from any payment due or transfer made under any Option or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, or other property) of any applicable withholding taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     (e) Option Agreements. Each Option hereunder shall be evidenced by an Option Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Option and any rules applicable thereto, including but not limited to the effect on such Option of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

     (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (g) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

     (h) No Rights as Stockholder. Subject to the provisions of the applicable Option, no Participant or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

     (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Option Agreement shall be determined in accordance with the laws of the State of Delaware.

     (j) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

     (k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and any other applicable securities laws.

     (l) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (n) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     SECTION 16. Term of the Plan.

     (a) Effective Date. The Plan shall be effective as of the date of its approval by the shareholders of the Company.

     (b) Expiration Date. No Option shall be granted under the Plan after October 24, 2003. Unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after October 24, 2003.